As filed with the Securities and Exchange Commission on January 29, 2021
Securities Act File No. 333-251166

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2
REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933
☒ Pre-Effective Amendment No. 2
☐ Post-Effective Amendment No.

TERRA INCOME FUND 6, INC.
(Exact name of registrant as specified in charter)

550 Fifth Avenue, 6th Floor
New York, NY 10036
(212) 753-5100
(Address and telephone number, including
area code, of principal executive offices)
Vikram S. Uppal
Terra Income Fund 6, Inc.
550 Fifth Avenue, 6th Floor
New York, NY 10036

COPIES TO:
Rosemarie A. Thurston	Brad L. Shiffman
Martin H. Dozier	Blank Rome LLP
Michael J. Kessler	1271 Avenue of the Americas
Alston & Bird LLP	New York, NY 10021
1201 West Peachtree Street	Tel: (212) 885-5000
Atlanta, GA 30309	Fax: (212) 885-5001
Tel: (404) 881-7000
Fax: (404) 253-8447

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.
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Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

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Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

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Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

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Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

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Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box):
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when declared effective pursuant to Section 8(c) of the Securities Act.

If appropriate, check the following box:
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This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

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This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:                 .

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This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:                 .

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This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:                 .

Check each box that appropriately characterizes the Registrant:
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Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).

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Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

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Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

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A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

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Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

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Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”).

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If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

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New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
Title of Securities Being Registered	Amount to be Registered	Proposed Maximum Offering Price per Note	Proposed Maximum Aggregate Offering Price(1)(2)	Amount of Registration Fee
% Notes due 20	$28,750,000	100%	$28,750,000	$3,136.63(3)

(1)
Estimated pursuant to Rule 457(o) under the Securities Act of 1933, as amended, solely for the purpose of determining the registration fee.

(2)
Includes notes that may be issued pursuant to the underwriters’ option to purchase additional notes.

(3)
Previously paid.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.
Subject to Completion, dated January 29, 2021
PRELIMINARY PROSPECTUS
Terra Income Fund 6, Inc.
$
   % Notes due 20

We are a specialty finance company that invests primarily in commercial real estate loans, preferred equity real estate investments and select commercial real estate-related debt securities of private companies. Our primary investment objectives are to pay attractive and stable cash distributions and to preserve, protect and return capital contributions to stockholders. We may also seek to realize growth in the value of our investments by timing their sale to maximize value. We are a non-diversified, closed-end management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended, and to be taxed as a real estate investment trust under the Internal Revenue Code of 1986, as amended.
We are externally managed by Terra Income Advisors, LLC (our “advisor”), a private investment firm that is registered as an investment adviser with the Securities and Exchange Commission (the “SEC”). Our advisor is responsible for making investment decisions for our portfolio.
We are offering $       million in aggregate principal amount of    % notes due 20  , which we refer to as the “notes.” The notes will mature on      , 20  . We will pay interest on the notes on      ,      ,      and      of each year, beginning           , 2021. We may redeem the notes in whole or in part at any time, or from time to time on or after      , 20  , at the redemption price of par, plus accrued interest, as discussed under the caption “Description of the Notes — Optional Redemption” in this prospectus. The notes will be issued in minimum denominations of $25 and integral multiples of $25 in excess thereof.
The notes will be our direct unsecured obligations and rank pari passu with, which means equal to, all outstanding and future unsecured unsubordinated indebtedness issued by us. Because the notes will not be secured by any of our assets, they will be effectively subordinated to any secured indebtedness we have incurred and may incur in the future (or any indebtedness that is initially unsecured to which we subsequently grant security), to the extent of the value of the assets securing such indebtedness. The notes will be structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries and financing vehicles since they are obligations exclusively of Terra Income Fund 6, Inc. and not of any of our subsidiaries. None of our subsidiaries is a guarantor of the notes and the notes will not be required to be guaranteed by any subsidiary we may acquire or create in the future. In any liquidation, dissolution, bankruptcy or other similar proceeding, the holders of any of our existing or future secured indebtedness may assert rights against the assets pledged to secure that indebtedness in order to receive full payment of their indebtedness before the assets may be used to pay other creditors, including the holders of the notes, and any assets of our subsidiaries will not be directly available to satisfy the claims of our creditors, including holders of the notes.
The notes will also rank pari passu to our general liabilities. In total, these general liabilities were $2.2 million as of September 30, 2020. We currently do not have outstanding debt that is subordinated to the notes and do not currently intend to issue indebtedness that expressly provides that it is subordinated to the notes. Therefore, the notes will not be senior to any indebtedness or obligations.
We intend to list the notes on the New York Stock Exchange and we expect trading to commence thereon within 30 days of the original issue date under the trading symbol “TFSA.” The notes are expected to trade “flat.” This means that purchasers will not pay, and sellers will not receive, any accrued and unpaid interest on the notes that is not included in the trading price. Currently, there is no public market for the notes and there can be no assurance that one will develop.
We invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and illiquid.
Investing in the notes involves a high degree of risk and is highly speculative. Before investing in the notes, you should read the discussion of the material risks of investing in our securities in “Risk Factors” beginning on page 18 of this prospectus.
Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Note	Total
Public offering price(1)	100%	$
Underwriting discount (sales load)	3.125%	$
Proceeds to us, before expenses(2)	%	$

(1)
Ladenburg Thalmann & Co. Inc., as representative of the underwriters, may exercise an option to purchase up to an additional $      million total aggregate principal amount of notes offered hereby, within 30 days of the date of this prospectus. If this option is exercised in full, the total public offering price will be $      , the total underwriting discount (sales load) paid by us will be $      , and total proceeds to us, before expenses, will be $      . The public offering price set forth above does not include accrued interest, if any. Interest on the notes must be paid by the purchaser if the notes are delivered after                 , 2021.

(2)
Total expenses of the offering payable by us, excluding underwriting discounts and commissions, are estimated to be $      million. See “Underwriting” in this prospectus for complete details of underwriters’ compensation.

Delivery of the notes in book-entry only form through The Depository Trust Company is expected to be made on      , 2021.

Ladenburg Thalmann
The date of this prospectus is            , 2021.

You should rely only on the information contained in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information or to make any representations not contained in this prospectus. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus is accurate only as of the date on the front cover of this prospectus. Our business, financial condition, results of operations, cash flows and prospects may have changed since that date.

i

PROSPECTUS SUMMARY
This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that is important to you. You should read carefully the more detailed information set forth under “Risk Factors” and the other information included in this prospectus. Unless otherwise noted, the terms “we,” “us” and “our” refer to Terra Income Fund 6, Inc. In addition, the terms “Terra Income Advisors” and “our advisor” refer to Terra Income Advisors, LLC, “Terra Capital Markets” and the “dealer manager” refer to Terra Capital Markets, LLC, “Terra Capital Partners” and “our sponsor” refers to Terra Capital Partners, LLC and the term “Terra Income Funds” refers to Terra Secured Income Fund, LLC, Terra Secured Income Fund 2, LLC, Terra Secured Income Fund 3, LLC, Terra Secured Income Fund 4, LLC, Terra Secured Income Fund 5, LLC, Terra Secured Income Fund 5 International, Terra Income Fund International and Terra Secured Income Fund 7, LLC.
Overview
We are a Maryland corporation, formed on May 15, 2013, and commenced operations on June 24, 2015. We have elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). We are an externally managed, non-diversified, closed-end management investment company that initially elected to be taxed for federal income tax purposes beginning with our taxable year ended September 30, 2015, and qualified annually thereafter, as a regulated investment company (“RIC”) until December 31, 2018, when we changed our tax election from taxation as a RIC to taxation as a real estate investment trust (“REIT”). The REIT tax election allows us to benefit from the preferential tax treatment afforded to both RICs and REITs, without us being subject to RIC-specific diversification restrictions. We elected to be taxed as a REIT under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), commencing with our short taxable year beginning October 1, 2018 and ending December 31, 2018. Concurrent with the change in our tax election, we changed our fiscal year end from September 30 to December 31 to satisfy the REIT requirements under the Code.
On March 2, 2015, we filed a public registration statement on Form N-2 (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) to offer a minimum of $2.0 million of common stock and a maximum of $1.0 billion of common stock in a continuous, public offering (the “Offering”). The SEC declared the Registration Statement effective on April 20, 2015, and we retained Terra Capital Markets, an affiliate of Terra Income Advisors, to serve as the dealer manager of the Offering. As dealer manager, Terra Capital Markets was responsible for marketing our shares being offered pursuant to the Offering.
On February 8, 2018, a pooled investment vehicle advised by Axar Capital Management L.P. (“Axar”) entered into an investment agreement with Terra Capital Partners and its affiliates pursuant to which Axar acquired from the respective owners thereof a 65.7% economic and voting interest in Terra Capital Partners and an initial 49% economic interest, but no voting interest, in Terra Income Advisors. On November 30, 2018, Axar purchased the remaining 34.3% economic and voting interest in Terra Capital Partners. On April 25, 2019, we held our annual meeting of stockholders, at which time a new investment advisory agreement (the “Investment Advisory Agreement”) was approved by the affirmative vote of a majority of the outstanding shares of common stock entitled to vote at the annual meeting. Accordingly, on April 30, 2019, Axar acquired the remaining 51% economic interest and 100% of the voting interest in Terra Income Advisors, and we and Terra Income Advisors entered into a new Investment Advisory Agreement. Such new Investment Advisory Agreement has the same economic terms and is in all material respects otherwise on the same terms as the Investment Advisory Agreement in effect immediately prior to April 30, 2019, except for the date of the agreement. Pursuant to Section 15 of the 1940 Act, the new Investment Advisory Agreement has an initial two-year term, but will be required to be renewed annually thereafter at an in-person meeting of our board of directors (our “Board”).
Our Investment Adviser
Our investment activities are externally managed by Terra Income Advisors, a private investment firm affiliated with us, pursuant to the Investment Advisory Agreement, under the oversight of our Board, a majority of whom are independent. Terra Income Advisors is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

Terra Income Advisors is responsible for sourcing potential investments, conducting due diligence on prospective investments, analyzing investment opportunities, structuring investments and monitoring our portfolio on an ongoing basis according to asset allocation and other guidelines set by our Board. Terra Income Advisors is registered as an investment adviser with the SEC. Beginning with our taxable year ended December 31, 2015, we elected to operate so as to qualify and be taxed as a RIC and qualified as a RIC each year thereafter until the tax return for the fiscal year ended September 30, 2018 was filed. Beginning with our short taxable year commencing October 1, 2018 and ending December 31, 2018, we elected to operate so as to qualify and be taxed as a REIT under the Code and have continued to operate so as to qualify as a REIT under the Code. As a REIT, we are not subject to federal income tax on our income and gain distributed to our stockholders as long as certain requirements are satisfied, principally relating to the nature of our income and the level of our distributions, as well as other factors.
The level of our investment activity depends on many factors, including the amount of debt and equity capital available to prospective borrowers, the level of refinancing activity for such companies, the availability of credit to finance transactions, the general economic environment and the competitive environment for the types of investments we make. Our distributions may exceed our earnings. Therefore, portions of the distributions that we make may represent a return of capital to investors for tax purposes, which will lower investors’ tax basis in their shares.
Under the Investment Advisory Agreement, we have agreed to pay Terra Income Advisors a base management fee as well as an incentive fee based on our investment performance. Terra Income Advisors bears all organization and offering expenses in excess of this amount.
The management of our investment portfolio is the responsibility of Terra Income Advisors and its executive officers. The investment committee of Terra Income Advisors will approve each new investment that we make. Our Board, including a majority of independent directors, oversees and monitors our investment performance and annually reviews the compensation we pay to Terra Income Advisors and its performance during the preceding 12 months to determine if the compensation paid to Terra Income Advisors is reasonable in relation to the nature and quality of the services performed, and that the provisions of the Investment Advisory Agreement are carried out.
We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of our advisor, Terra Income Advisors, or by individuals who were contracted by us or by Terra Income Advisors to work on behalf of us pursuant to the terms of the Investment Advisory Agreement between us and Terra Income Advisors.
Axar Terra, LLC (“Axar Terra”), the indirect parent of Terra Income Advisors, is contemplating a proposed recapitalization transaction (the “Recapitalization”). The Recapitalization could potentially result in an “assignment” of the Investment Advisory Agreement within the meaning of the 1940 Act because of the indirect transfer of a controlling block of the voting securities of Axar Terra. The Recapitalization will not result in any change in our investment strategy or our management personnel or that of Terra Income Advisors, or day-to-day management of Terra Income Advisors. The Recapitalization is subject to a number of closing conditions, including the consent of the members of Axar Terra and the approval by our stockholders of a new Investment Advisory Agreement between us and Terra Income Advisors. We expect that the terms and conditions of any such new Investment Advisory Agreement would be identical to those contained in our existing Investment Advisory Agreement.
About Terra Capital Partners
Terra Capital Partners, an affiliate of Terra Income Advisors, is a real estate finance and investment firm based in New York City that focuses primarily on the origination and management of commercial real estate-related loans, including mezzanine loans, as well as first mortgage loans, bridge loans and preferred equity investments, in all major property types. Since its formation in 2001 and its commencement of operations in 2002, Terra Capital Partners has been engaged in providing financing on commercial properties of all major property types throughout the United States. In the lead up to the global financial crisis in 2007, believing that the risks associated with commercial real estate markets had grown out of proportion to the potential returns from such markets, Terra Capital Partners sold 100% of its interest in its portfolio. It was not until mid-2009, after its assessment that commercial mortgage markets would begin a period of stabilization and growth, that Terra Capital Partners began to sponsor new investment vehicles, which included the Terra Income Funds, to again provide debt capital to commercial real estate markets. The financings provided by all vehicles managed by Terra Capital Partners from January 2004 through December 31, 2019 have been secured by approximately 12.0 million square feet of office properties, 3.5 million square feet of retail properties, 3.8 million square feet of industrial properties, 4,855 hotel rooms and 26,082 apartment units. The value of the properties underlying this capital was approximately $7.9 billion based on appraised values as of the closing dates of each financing. In addition to its extensive experience originating and managing debt financings, Terra Capital Partners and its affiliates have owned and operated over six million square feet of office and industrial space between 2005 and 2007, and this operational experience further informs its robust origination and underwriting standards and would be beneficial should Terra Income Advisors need to foreclose on a property underlying a financing. As of the date of this prospectus, Terra Capital Partners and its affiliates employed 21 persons.
Terra Capital Partners is wholly owned by Axar since November 30, 2018. Axar is an investment manager registered under the Advisers Act with over $750 million in assets under management, headquartered in New York City and founded by Andrew M. Axelrod. Axar focuses on value-oriented and opportunistic investing across the capital structure and multiple sectors. The firm seeks attractive prices relative to intrinsic value and invests in event-driven situations with clear catalysts and asymmetric return potential. Axar’s senior real estate team has worked together for over five years, having previously built the $3 billion real estate business at Mount Kellett Capital Management, LP (“Mount Kellett Capital Management”). Axar has a deep network of industry relationships including institutional investors (for both public and private investments), operators, advisers and senior lenders.
Terra Capital Partners is led by Vikram S. Uppal (Chief Executive Officer), Gregory M. Pinkus (Chief Financial Officer) and Daniel J. Cooperman (Chief Originations Officer). Mr. Uppal was a Partner of Axar and its Head of Real Estate. Prior to Axar, Mr. Uppal was a Managing Director on the Investment Team at Fortress Investment Group’s Credit and Real Estate Funds and Co-Head of North American Real Estate Investments at Mount Kellett Capital Management. Members of the Terra Capital Partners management team have broad based, long-term relationships with major financial institutions, property owners and commercial real estate service providers. The entire senior management team has held leadership roles at many top international real estate and investment banking firms, including Mount Kellett Capital Management and Fortress Investment Group.
Investment Objectives and Strategy
Our primary investment objectives are to pay attractive and stable cash distributions and to preserve, protect and return capital contributions to stockholders. Our investment strategy is to originate and manage a diversified portfolio consisting of (i) commercial real estate loans to U.S. companies qualifying as “eligible portfolio companies” under the 1940 Act, including mezzanine loans, first and second lien mortgage loans, subordinated mortgage loans, bridge loans and other commercial real estate-related loans related to or secured by high quality commercial real estate in the United States and (ii) preferred equity real estate investments in U.S. companies qualifying as “eligible portfolio companies” under the 1940 Act; provided, however, that we are not a “diversified company” as defined in the 1940 Act. We may also purchase select commercial real estate-related debt securities, such as commercial mortgage-backed securities (“CMBS”) or collateralized debt obligations (“CDOs”).
We seek to structure, acquire and maintain a portfolio of investments that generate a stable income stream to enable us to pay attractive and consistent cash distributions to our stockholders. We directly structure, underwrite and originate most of our investments, as we believe that doing so will provide us with the best opportunity to invest in loans that satisfy our standards, establish a direct relationship with the borrower and optimize the terms of our investments; however, we may acquire existing loans from the originating lender should our adviser determine such an investment is in our best interest. We may hold our investments until their scheduled maturity dates or may sell them if we are able to command favorable terms for their disposition. We may also seek to realize growth in the value of our investments by timing their sale to maximize value. We believe that our investment strategy allows us to pay attractive and stable cash distributions to our stockholders and to preserve, protect and return our stockholders’ capital contributions, consistent with our investment objectives.

Terra Income Advisors’ management team has extensive experience in originating, acquiring, structuring, managing and disposing of real estate-related loans similar to the types of loans in which we intend to invest. In order to meet our investment objectives, we generally seek to follow the following investment criteria:
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focus primarily on the origination of new loans;

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focus on loans backed by properties in the United States;

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invest primarily in floating rate rather than fixed rate loans, but we reserve the right to make debt investments that bear interest at a fixed rate;

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invest in loans expected to be repaid within one to five years;

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maximize current income;

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lend to creditworthy borrowers;

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construct a portfolio that is diversified by property type, geographic location, tenancy and borrower;

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source off-market transactions; and

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hold investments until maturity unless, in our adviser’s judgment, market conditions warrant earlier disposition.

While the size of each of our investments generally ranges between $3 million and $20 million, our investments ultimately are at the discretion of Terra Income Advisors, subject to oversight by our Board. We focus on smaller, middle market loans which are financing properties in primary and secondary markets because we believe these loans are subject to less competition, offer higher risk adjusted returns than larger loans with similar risk metrics and facilitate portfolio diversification.
To enhance our returns, we employ leverage, including leverage resulting from issuance of the notes, as market conditions permit and at the discretion of our Terra Income Advisors, but in no event will leverage employed exceed 50% of the value of our assets, as required by the 1940 Act.
Business Strategy
In executing our business strategy, we believe that we benefit from Terra Income Advisors’ affiliation with Terra Capital Partners, given its strong track record and extensive experience and capabilities as real estate investment manager and sponsor of the Terra Income Funds. We believe the following core strengths will enable us to realize our investment objectives and provide us with significant competitive advantages in the marketplace, and attractive risk-adjusted returns to our stockholders.
Significant Experience of Terra Capital Partners
Terra Capital Partners provides Terra Income Advisors with all of its key investment personnel. Terra Capital Partners has developed a reputation within the commercial real estate finance industry as a leading sophisticated real estate investment and asset management company with an 18-year track record in originating, underwriting and managing commercial real estate and real estate-related loans, preferred equity investments and investments with similar characteristics to the assets that we acquire. We believe we benefit from the depth and the disciplined approach Terra Capital Partners brings to its underwriting and investment management processes to structure and manage investments prudently. In addition to its extensive experience originating and managing debt financings, Terra Capital Partners and its affiliates have owned and operated over six million square feet of office and industrial space between 2005 and 2007, and this operational experience has further informed its robust origination and underwriting standards.
Disciplined Investment Process
We follow a disciplined investment origination, underwriting and selection process. We follow an investment approach focused on long-term credit performance and capital protection. This investment approach involves a multi-phase evaluation, structuring and monitoring process for each potential investment opportunity. After investment, our management team focuses on a thorough review of our investments for potential credit quality deterioration and potential proactive steps, including making available significant managerial assistance as required by the 1940 Act, to mitigate any losses to our invested capital. We believe this approach maximizes current income and minimizes capital loss. To date, all of the loans originated by Terra Income Advisors and its affiliates have generated a positive return, which we believe is attributable to our advisor’s rigorous origination, underwriting and selection process.
Portfolio Construction
We construct a portfolio that is diversified by property type, geographic location and borrower. We construct our portfolio based on our evaluation of the impact of each potential investment on the risk/reward mix in our existing portfolio. By selecting those assets that we believe will maximize stockholder returns while minimizing investment-specific risk, we believe we can build and manage an investment portfolio that provides superior value to stockholders over time, both in absolute terms and relative to other commercial real estate loan and real estate-related investment vehicles.
Superior Analytical Tools
We believe that our management team possesses the superior analytical tools to evaluate each potential investment through the balanced use of qualitative and quantitative analysis, which helps us manage risk on an individual investment and portfolio basis. We rely on a variety of analytical tools and models to assess our investments and risk management. We also conduct an extensive evaluation of the numerous factors that affect our potential investments. These factors include:
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Top-down review of both the current macroeconomic environment generally and the real estate and commercial real estate loan market specifically;

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Detailed evaluation of the real estate industry and its sectors;

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Bottom-up review of each individual investment’s attributes and risk/reward profile relative to the macroeconomic environment;

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Quantitative cash flow analysis and impact of the potential investment on our portfolio; and

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Ongoing management and monitoring of all investments to assess changing conditions on our original investment assumptions.

Extensive Strategic Relationships
Our management team maintains extensive relationships within the real estate industry, including real estate developers, institutional real estate sponsors and investors, real estate funds, investment and commercial banks, private equity funds, asset originators and broker-dealers, as well as the capital and financing markets generally. We believe these relationships enhance our ability to source and finance our investments as well as mitigate their credit and interest rate risk. We leverage the many years of experience and well-established contacts of our management team, and to use these relationships for the benefit of our stockholders.
Targeted Investments
Real Estate-Related Loans
We originate, acquire, fund and structure real estate-related loans, including first and second mortgage loans, mezzanine loans, bridge loans, convertible mortgages and other loans related to high-quality commercial real estate in the United States. We may also acquire some equity participations in the underlying collateral of such loans. We invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and illiquid. We structure, underwrite and originate most if not all of our investments. We use what we consider to be conservative underwriting criteria, and our underwriting process involves comprehensive financial, structural, operational and legal due diligence to assess the risks of investments so that we can optimize pricing and structuring. By originating loans directly, we are able to structure and underwrite loans that satisfy our standards, establish a direct relationship with the borrower and utilize our own documentation. Described below are some of the types of loans we own and may originate.
Mezzanine Loans. These are loans secured by ownership interests in an entity that owns commercial real estate and generally finance the acquisition, refinancing, rehabilitation or construction of commercial real estate. Mezzanine loans may be either short-term (one-to-five year) or long-term (up to 10-year) and may be fixed or floating rate. We may originate mezzanine loans backed by high-quality properties in the United States that fit our investment strategy. We may own such mezzanine loans directly or we may hold a participation in a mezzanine loan or a sub-participation in a mezzanine loan. These loans are predominantly current-pay loans (although there may be a portion of the interest that accrues) and may provide for participation in the value or cash flow appreciation of the underlying property as described below. We invest in mezzanine loans with loan-to-value ratios ranging from 60% to 80%.
Preferred Equity Investments.   These are investments in preferred membership interests in an entity that owns commercial real estate and generally finance the acquisition, refinancing, rehabilitation or construction of commercial real estate. These investments are expected to have similar characteristics to and returns as mezzanine loans.
Subordinated Mortgage Loans (B-notes).   B-notes include structurally subordinated first mortgage loans and junior participations in first mortgage loans or participations in these types of assets. Like first mortgage loans, these loans generally finance the acquisition, refinancing, rehabilitation or construction of commercial real estate. B-notes may be either short-term (one-to-five year) or long-term (up to 10-year), may be fixed or floating rate and are predominantly current-pay loans. We may originate current-pay B-notes backed by high-quality properties in the United States that fit our investment strategy. We may create B-notes by tranching our directly originated first mortgage loans generally through syndications of senior first mortgages or buy such assets directly from third-party originators.
Investors in B-notes are compensated for the increased risk of such assets from a pricing perspective but still benefit from a lien on the related property. Investors typically receive principal and interest payments at the same time as senior debt unless a default occurs, in which case these payments are made only after any senior debt is made whole. Rights of holders of B-notes are usually governed by participation and other agreements that, subject to certain limitations, typically provide the holders of subordinated positions of the mortgage loan with the ability to cure certain defaults and control certain decisions of holders of senior debt secured by the same properties (or otherwise exercise the right to purchase the senior debt), which provides for additional downside protection and higher recoveries.
Bridge Loans.   We offer bridge financing products to borrowers who are typically seeking short-term capital to be used in an acquisition, development or refinancing of a given property. From the borrower’s perspective, shorter term bridge financing is advantageous because it allows time to improve the property value through repositioning without encumbering it with restrictive long-term debt. The terms of these loans generally do not exceed three years. Bridge loans may be structured as mezzanine loans, preferred equity or first mortgages.
First Mortgage Loans.   These loans generally finance the acquisition, refinancing, rehabilitation or construction of commercial real estate. First mortgage loans may be either short-term (one-to-five year) or long-term (up to 10-year), may be fixed or floating rate and are predominantly current-pay loans. We originate current-pay first mortgage loans backed by high-quality properties in the United States that fit our investment strategy. We selectively syndicate portions of these loans, including senior or junior participations that will effectively provide permanent financing or optimize returns which may include retained origination fees.
First mortgages provide for a higher recovery rate and lower defaults than other debt positions due to the lender’s senior position. However, such loans typically generate lower returns than subordinate debt such as mezzanine loans or B-notes.
Equity Participations.   In connection with our loan origination activities, we may pursue equity participation opportunities, or interests in the projects being financed, in instances when we believe that the risk-reward characteristics of the loan merit additional upside participation because of the possibility of appreciation in value of the underlying assets securing the loan. Equity participations can be paid in the form of additional interest, exit fees or warrants in the borrower. Equity participation can also take the form of a conversion feature, permitting the lender to convert a loan or preferred equity investment into equity in the borrower at a negotiated premium to the current net asset value (“NAV”) of the borrower. We expect to be able to obtain equity participations in certain instances where the loan collateral consists of an asset that is being repositioned, expanded or improved in some fashion which is anticipated to improve future cash flow. In such case, the borrower may wish to defer some portion of the debt service or obtain higher leverage than might be merited by the pricing and leverage level based on historical performance of the underlying asset. We generate additional revenues from these equity participations as a result of excess cash flows being distributed or as appreciated properties are sold or refinanced.
Other Real Estate-Related Investments.   Our advisor has the right to invest in other real estate-related investments, which may include CMBS or other real estate debt or equity securities, so long as such investments do not constitute more than 15% of our assets. Certain of our real estate-related loans require the borrower to make payments of interest on the fully committed principal amount of the loan regardless of whether the full loan amount is outstanding.
Net Loan Investment Portfolio
The table below presents our investment portfolio at September 30, 2020, on a net investment basis, which represents our proportionate share of the investments, based on our economic ownership of these investments. This measure is used in reports to our executive management and is used as a component to the asset base from which we calculate our base management fee. We believe that this measure provides useful information to investors because it represents our total assets under management and the financial exposure of each investment individually.
	September 30, 2020
	Gross Loan Investments		Transfers Treated as Obligations Under Participation Agreements		Net Loan Investments
	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair value
370 Lex Part Deux, LLC	$18,322,674	$17,992,411	$—	$—	$18,322,674	$17,992,411
LD Milpitas Mezz, LP	17,093,563	17,182,545	4,282,006	4,295,636	12,811,557	12,886,909
Orange Grove Property Investors, LLC	8,525,880	8,556,092	—	—	8,525,880	8,556,092
Stonewall Station Mezz LLC	4,521,905	4,519,049	—	—	4,521,905	4,519,049
RS JZ Driggs, LLC	4,141,000	4,141,273	—	—	4,141,000	4,141,273
City Gardens 333 LLC	3,914,239	3,922,584	—	—	3,914,239	3,922,584
NB Private Capital, LLC	3,383,530	3,404,805	—	—	3,383,530	3,404,805
Dwight Mezz II LLC	3,000,000	3,001,333	—	—	3,000,000	3,001,333
TSG-Parcel 1, LLC	1,907,778	1,907,541	—	—	1,907,778	1,907,541
Total loan investments	64,810,569	64,627,633	4,282,006	4,295,636	60,528,563	60,331,997
Marketable securities	1,176,006	1,205,001	—	—	1,176,006	1,205,001
Total investments	$65,986,575	$65,832,634	$4,282,006	$4,295,636	$61,704,569	$61,536,998

	Three Months Ended September 30, 2020
	Weighted Average Principal Amount	Weighted Average Coupon Rate
Gross loan investments	$65,551,561	12.3%
Obligations under participation agreements	(4,250,000)	13.0%

	Three Months Ended September 30, 2020
	Weighted Average Principal Amount	Weighted Average Coupon Rate
Net loan investments(1)	$61,301,561	12.2%

	Nine Months Ended September 30, 2020
	Weighted Average Principal Amount	Weighted Average Coupon Rate
Gross loan investments	$65,148,016	12.3%
Obligations under participation agreements	(4,085,391)	13.0%
Net loan investments(1)	$61,062,625	12.2%

(1)
The weighted average coupon rate for net investments represents net interest income over the period calculated using the weighted average coupon rate and weighted average principal amount shown on the table (interest income on the investments less interest expense) divided by the weighted average principal amount of the net investments during the period.

Portfolio Investment Activity
For the three and nine months ended September 30, 2020, we invested $1.2 million and $6.0 million in marketable securities and received proceeds from sale of marketable securities of $0.2 million and $6.0 million, resulting in net investments of $1.0 million and less than $0.1 million, respectively. There were no marketable securities invested or sold for the three and nine months ended September 30, 2019.
Additionally, for the three months ended September 30, 2020 and 2019, we invested $0.6 million and $6.0 million in add-on loans, and had $2.6 million and $4.2 million of repayments, resulting in net loan repayments of $2.0 million and net loan investments of $1.8 million, respectively. For the nine months ended September 30, 2020 and 2019, we invested $6.3 million and $13.2 million in add-on loans, and had $3.1 million and $23.1 million of loan repayments, resulting in net loan investments of $3.3 million and net loan repayments of $9.9 million, respectively.
Our portfolio composition, based on fair value at September 30, 2020 and December 31, 2019 was as follows:
	September 30, 2020			December 31, 2019
	Investments at Fair Value	Percentage of Total Portfolio	Weighted Average Coupon Rate(1)	Investments at Fair Value	Percentage of Total Portfolio	Weighted Average Coupon Rate(1)
Loans	$20,183,878	30.7%	12.7%	$18,598,767	30.1%	12.5%
Loans through participation interest	44,443,755	67.5%	12.1%	43,237,452	69.9%	11.9%
Marketable securities	1,205,001	1.8%	8.5%	—	—%	—%
Total	$65,832,634	100.0%	12.2%	$61,836,219	100.0%	12.1%

(1)
Based upon the principal value of our investments.

Risk Factors
Investing in the notes involves a high degree of risk and you could lose all or part of your investment. You should carefully consider the discussion of the material risks of investing in our securities in “Risk Factors” beginning on page 18 before deciding to invest in the notes. Certain of these risks are set forth below.
Risks Related to Our Notes
•
The notes will be unsecured and therefore are effectively subordinated to any secured indebtedness we have incurred or may incur in the future.

•
The notes will be structurally subordinated to the indebtedness and other liabilities of our subsidiaries.

•
The indenture under which the notes are issued contains limited protection for holders of the notes.

•
There is no existing trading market for the notes, and, even if the NYSE approves the listing of the notes, an active trading market for the notes may not develop, which could limit your ability to sell the notes or the market price of the notes.

•
We may choose to redeem the notes when prevailing interest rates are relatively low.

•
If we default on our obligations to pay our other indebtedness, we may not be able to make payments on the notes.

•
We may be unable to invest a significant portion of the net proceeds from this offering, which could harm our financial condition and operating results.

Risks Related to Our Business and Structure
•
The continuing spread of a new strain of coronavirus, which causes the viral disease known as COVID-19, may adversely affect our investments and operations.

•
Our loan portfolio is concentrated in a limited number of industries and borrowers, which may subject us to a risk of significant loss if there is a downturn in a particular industry in which we are concentrated or if one of our larger borrowers encounters financial difficulties. For example, as of September 30, 2020, our investments secured by hospitality and office properties represented approximately 28.3% and 23.4%, respectively, of our net assets, we held only nine investments, our largest loan investment represented approximately 23.4% of our net assets and our top three loan investments represented approximately 56.9% of our net assets.

•
Our Board may change our operating policies, objectives or strategies without prior notice or stockholder approval, and the effects of such a change may be adverse.

•
Future recessions, downturns, disruptions or instability could have a materially adverse effect on our business.

•
Concerns over U.S. fiscal policy could have a material adverse effect on our business, financial condition and results of operations.

•
Our ability to achieve our investment objectives depends on Terra Income Advisors’ ability to manage and support our investment process. If Terra Income Advisors were to lose any members of its senior management team, our ability to achieve our investment objectives could be significantly harmed.

•
Because our business model depends to a significant extent upon relationships with real estate and real estate-related industry participants, investment banks and commercial banks, the inability of Terra Income Advisors to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.

•
We may face increasing competition for investment opportunities, which could delay deployment of our capital, reduce returns and result in losses.

•
A significant portion of our investment portfolio is and will be recorded at fair value as determined in good faith by our Board and, as a result, there is and will be uncertainty as to the value of our portfolio investments.

•
Uncertainty relating to the LIBOR calculation process may adversely affect the value of our portfolio of the LIBOR-indexed, floating-rate debt securities in our portfolio.

Risks Related to Terra Income Advisors and its Affiliates
•
We were the first publicly registered investment program sponsored by Terra Capital Partners and its affiliates, and therefore investors should not assume that the prior performance of any of the Terra Income Funds will be indicative of our future performance, or that our officers’ experience in managing those Terra Income Funds will be indicative of their ability to manage a publicly registered company.

In addition, Terra Income Advisors has no prior experience managing a BDC. Therefore, investors should not assume that their experience in managing private investment programs will be indicative of their ability to comply with BDC election requirements.
•
Terra Income Advisors and its affiliates, including our officers and some of our directors, face conflicts of interest caused by compensation arrangements with us and our affiliates, which could result in actions that are not in the best interests of our stockholders.

•
We may be obligated to pay Terra Income Advisors incentive compensation even if we incur a net loss due to a decline in the value of our portfolio.

•
There may be conflicts of interest related to obligations Terra Income Advisors has to our affiliates and to other clients.

•
The time and resources that individuals employed by Terra Income Advisors and its affiliates devote to us may be diverted, and we may face additional competition due to the fact that individuals employed by Terra Income Advisors are not prohibited from raising money for or managing another entity that makes the same types of investments that we target.

•
Our incentive fee may induce Terra Income Advisors to make speculative investments.

Risks Related to Our Investments
•
A lack of liquidity in certain of our investments may adversely affect our business.

•
Investments in non-conforming or non-investment grade rated loans or securities involve greater risk of loss.

•
We have no established investment criteria limiting the geographic concentration of our investments in commercial real estate-related loans, commercial real estate-related debt securities and select commercial real estate equity investments. If our investments are concentrated in an area that experiences adverse economic conditions, our investments may lose value and we may experience losses.

Risks Related to our REIT Status and Certain Other Tax Items
•
If we do not qualify as a REIT, we will be subject to tax as a regular corporation and could face a substantial tax liability.

•
We may be subject to adverse legislative or regulatory tax changes that could increase our tax liability, reduce our operating flexibility and reduce the value of our securities.

•
The preferred equity investments we intend to make may make us unable to maintain our qualification as a REIT under the Code.

•
To maintain our REIT status, we may have to borrow funds on a short-term basis during unfavorable market conditions.

•
Compliance with REIT requirements may cause us to forego otherwise attractive opportunities, which may hinder or delay our ability to meet our investment objectives.

•
Compliance with REIT requirements may force us to liquidate or restructure otherwise attractive investments.

•
Our charter does not contain restrictions generally found in REIT charters regarding our organization and operation as a REIT, including restrictions on the ownership and transfer of our stock that are intended to assist with satisfying the share ownership requirements for REIT qualification, and we cannot ensure that transfers will not occur that would cause us to no longer satisfy the share ownership requirements.

•
Modification of the terms of our commercial real estate debt investments in conjunction with reductions in the value of the real property securing such loans could cause us to fail to continue to qualify as a REIT.

•
Our acquisition of debt or securities investments may cause us to recognize income for federal income tax purposes even though no cash payments were received on the investments.

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The failure of a mezzanine loan to qualify as a real estate asset could adversely affect our ability to qualify as a REIT.

Recent Financial Performance
•
Our NAV per share for the four previous fiscal quarters is set forth below. See “Determination of Net Asset Value.”

	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019
NAV per share	$9.21	$9.07	$8.93	$9.16

•
For the three months ended September 30, 2020, our net investment income was $2.23 million, or $0.27 per share, compared to $1.15 million, or $0.13 per share, during the same period in 2019.

•
For the nine months ended September 30, 2020, our net investment income was $3.92 million, or $0.47 per share, compared to $3.22 million, or $0.36 per share, during the same period in 2019.

•
The following table reflects our distributions to stockholders for the nine months ended September 30, 2020:

Record Date	Payment Date	Per Share Per Day	Distributions Paid in Cash	Distributions Paid through the DRIP	Total Distributions Paid/Accrued
Nine Months Ended September 30, 2020
January 28, 2020	January 31, 2020	$0.002383	$430,201	$177,853	$608,054
February 25, 2020	February 28, 2020	0.002383	407,142	163,022	570,164
March 26, 2020	March 31, 2020	0.002383	446,503	164,293	610,796
April 27, 2020	April 30, 2020	0.001239	223,554	84,855	308,409
May 26, 2020	May 29, 2020	0.001239	231,182	87,375	318,557
June 25, 2020	June 30, 2020	0.001239	226,467	82,177	308,644
July 28, 2020	July 31, 2020	0.001239	234,745	84,546	319,291
August 26, 2020	August 31, 2020	0.001239	235,402	84,252	319,654
September 25, 2020	September 30, 2020	0.001239	228,063	81,626	309,689
			$2,663,259	$1,009,999	$3,673,258
Corporate Information
Our principal executive offices are located at 550 Fifth Avenue, 6th Floor, New York, NY 10036. We maintain a website at www.terrafund6.com. Information contained on our affiliated website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

SPECIFIC TERMS OF THE NOTES AND THE OFFERING
Issuer
Terra Income Fund 6, Inc.
Title of the Securities
    % notes due 20
Initial aggregate principal amount being offered
$      million
Option to purchase additional shares
The underwriters may also purchase from us from time to time up to an additional $      million aggregate principal amount of notes within 30 days of the date of this prospectus.
Initial public offering price
100% of the aggregate principal amount
Principal payable at maturity
100% of the aggregate principal amount; the principal amount of each note will be payable on its stated maturity date at the office of the trustee, paying agent, registrar and transfer agent for the notes or at such other office in New York, New York, as we may designate.
Type of note
Fixed rate note
Listing
We intend to list the notes on the New York Stock Exchange (“NYSE”), within 30 days of the original issue date under the trading symbol “TFSA.”
Interest Rate
    % per year
Day count basis
360-day year of twelve 30-day months
Original issue date
      , 2021
Stated maturity date
      , 20
Date interest starts accruing
      , 2021
Interest payment dates
Every          ,          ,          and          , beginning          , 2021. If an interest payment date falls on a non-business day, the applicable interest payment will be made on the next business day and no additional interest will accrue as a result of such delayed payment.
Interest periods
The initial interest period will be the period from and including          , 2021, to, but excluding, the initial interest payment date, and the subsequent interest periods will be the periods from and including an interest payment date to, but excluding, the next interest payment date or the stated maturity date, as the case may be.
Regular record dates for
interest
          ,          ,          and          , beginning          , 2021.
Specified Currency
U.S. Dollars
Place of Payment
New York City
Ranking of Notes
The notes will be our direct unsecured obligations and will rank:
•
pari passu with all outstanding and future unsecured unsubordinated indebtedness issued by us. The notes will also rank pari passu with our general liabilities, which consist of any amounts we may be required to pay pursuant to trade and other payables, including any outstanding dividend payable, base and incentive management fees payable, interest and debt fees payable, vendor payables and accrued expenses such as auditor fees, legal fees, director fees, etc. In total, these general liabilities were $2.2 million as of September 30, 2020.
•
senior to any of our future indebtedness that expressly provides it is subordinated to the notes. We currently do not have outstanding debt that is subordinated to the notes and do not currently intend to issue indebtedness that expressly provides that it is subordinated to the notes. Therefore, the notes will not be senior to any indebtedness or obligations.

•
effectively subordinated to all of our existing and future secured indebtedness (including indebtedness that is initially unsecured to which we subsequently grant security), to the extent of the value of the assets securing such indebtedness. Because the notes will not be secured by any of our assets, they will be effectively subordinated to any secured indebtedness we have incurred and may incur in the future (or any indebtedness that is initially unsecured to which we subsequently grant security), to the extent of the value of the assets securing such indebtedness. In any liquidation, dissolution, bankruptcy or other similar proceeding, the holders of any of our existing or future secured indebtedness may assert rights against the assets pledged to secure that indebtedness in order to receive full payment of their indebtedness before the assets may be used to pay other creditors, including the holders of the notes, and any assets of our subsidiaries will not be directly available to satisfy the claims of our creditors, including holders of the notes. Currently, as of the date of this prospectus, we do not have any secured indebtedness, except for the $4.3 million of obligations under participation agreements that we accounted for as secured borrowing for financial reporting purposes.

•
structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries and financing vehicles since the notes are obligations exclusively of Terra Income Fund 6, Inc. and not of any of our subsidiaries. Structural subordination means that creditors of a parent entity are subordinate to creditors of a subsidiary entity with respect to the subsidiary’s assets. As of the date of this prospectus, our subsidiaries do not have any outstanding debt.

Except as described under the captions “Description of the Notes — Events of Default,” “— Other Covenants,” and “— Merger or Consolidation” in this prospectus, the indenture does not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.
Denominations
We will issue the notes in denominations of $25 and integral multiples of $25 in excess thereof.
Business Day
Each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in New York City are authorized or required by law or executive order to close.
Optional redemptions
The notes may be redeemed in whole or in part at any time or from time to time at our option on or after          , 20  , upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price of 100% of the outstanding principal amount of the notes to be redeemed plus accrued and unpaid interest payments otherwise payable thereon for the then-current quarterly interest period accrued to the date fixed for redemption.
You may be prevented from exchanging or transferring the notes when they are subject to redemption. In case any notes are to be redeemed in part only, the redemption notice will provide that, upon surrender of such note, you will receive, without a charge, a new note or notes of authorized denominations representing the principal amount of your remaining unredeemed notes.
Any exercise of our option to redeem the notes will be done in compliance with the 1940 Act. If we redeem only some of the notes, the trustee will determine the method for selection of the particular notes to be redeemed, in accordance with the indenture and the 1940 Act, and in accordance with the rules of any national securities exchange or quotation system on which the notes are listed. Unless we default in payment of the redemption price, on and after the date of redemption, interest will cease to accrue on the notes called for redemption.
Sinking Fund
The notes will not be subject to any sinking fund (i.e., no amounts will be set aside by us to ensure repayment of the notes at maturity). As a result, our ability to repay the notes at maturity will depend on our financial condition on the date that we are required to repay the notes.
Repayment at option of
Holders
Holders will not have the option to have the notes repaid prior to the stated maturity date.
Defeasance
The notes are subject to defeasance by us. “Defeasance” means that, by depositing with a trustee an amount of cash and/or government securities sufficient to pay all principal and interest, if any, on the notes when due and satisfying any additional conditions required under the indenture relating to the notes, we will be deemed to have been discharged from our obligations under the notes.
Covenant defeasance
The notes are subject to covenant defeasance by us. In the event of a “covenant defeasance,” upon depositing such funds and satisfying similar conditions discussed below we would be released from the restrictive covenants under the indenture relating to the notes. The consequences to the holders of the notes is that, while they no longer benefit from the restrictive covenants under the indenture, and while the notes may not be accelerated for any reason, the holders of notes nonetheless are guaranteed to receive the principal and interest owed to them.
Form of Notes
The notes will be represented by global securities that will be deposited and registered in the name of The Depository Trust Company (“DTC”) or its nominee. This means that, except in limited circumstances, you will not receive certificates for the notes. Beneficial interests in the notes will be represented through book-entry accounts of financial institutions acting on behalf of beneficial owners as direct and indirect participants in DTC. Investors may elect to hold interests in the notes through either DTC, if they are a participant, or indirectly through organizations that are participants in DTC.
Trustee, Paying Agent, Registrar, and Transfer Agent
U.S. Bank National Association
Other covenants
In addition to any covenants described elsewhere in this prospectus, the following covenants shall apply to the notes:
•
We agree that for the period of time during which the notes are outstanding, we will not violate (whether or not we are subject to) Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act or any successor provisions, but giving effect to any exemptive relief granted to us by the SEC. Currently, these provisions generally prohibit us from making additional borrowings, including through the issuance of additional debt or the sale of additional debt securities, unless our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowings. See “Risk Factors — If we borrow money, the potential for gain or loss on amounts invested in us will be magnified and may increase the risk of investing in us.”

•
We agree that for the period of time during which the notes are outstanding, we will not pay any dividends or make any distributions in excess of 90% of our taxable income, incur any indebtedness (as defined in the indenture) or purchase any shares of our outstanding capital stock, unless, in every such case, at the time of the incurrence of such indebtedness or at the time of any such dividend, distribution or purchase, we have an asset coverage (as defined in the indenture) of at least 200% after giving effect to the incurrence of such indebtedness and the application of the net proceeds therefrom or after deducting the amount of such purchase price, as the case may be.

•
We agree that for the period of time during which the notes are outstanding, we will not declare any dividend (except a dividend payable in our stock), or declare any other distribution, upon a class of our capital stock, or purchase any such capital stock, unless, in every such case, at the time of the declaration of any such dividend or distribution, or at the time of any such purchase, we have an asset coverage (as defined in the 1940 Act) of at least the threshold specified in Section 18(a)(1)(B) as modified by such provisions of Section 61(a) of the 1940 Act as may be applicable to us from time to time or any successor provisions thereto of the 1940 Act, as such obligation may be amended or superseded, after deducting the amount of such dividend, distribution or purchase price, as the case may be, and in each case giving effect to (i) any exemptive relief granted to us by the SEC, and (ii) any SEC no-action relief granted by the SEC to another BDC (or to us if we determine to seek such similar no-action or other relief) permitting the BDC to declare any cash dividend or distribution notwithstanding the prohibition contained in Section 18(a)(1)(B) as modified by such provisions of Section 61(a) of the 1940 Act as may be applicable to us from time to time, as such obligation may be amended or superseded, in order to maintain such BDC’s status as a REIT under Subchapter M of the Code.

•
We agree that, if, at any time, we are not subject to the reporting requirements of Sections 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to file any periodic reports with the SEC, we agree to furnish to holders of the notes and the trustee, for the period of time during which the notes are outstanding, our audited annual financial statements, within 90 days of our fiscal year end, and unaudited interim financial statements, within 45 days of our fiscal quarter end (other than our fourth fiscal quarter). All such financial statements will be prepared, in all material respects, in accordance with applicable U.S. generally accepted accounting principles (“U.S. GAAP”).

Events of Default
You will have rights if an Event of Default occurs with respect to the notes.
The term “Event of Default” in respect of the notes means any of the following:
•
We do not pay the principal (or premium, if any) of any note when due.

•
We do not pay interest on any note when due, and such default is not cured within 30 days.

•
We remain in breach of any other covenant with respect to the notes for 60 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the trustee or holders of at least 25.0% of the principal amount of the notes.

•
We file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and in the case of certain orders or decrees entered against us under any bankruptcy law, such order or decree remains undischarged or unstayed for a period of 60 days.

•
On the last business day of each of 24 consecutive calendar months, the notes have an asset coverage, as defined in the 1940 Act, of less than 100% after giving effect to any exemptive relief granted to us by the SEC.

Further Issuances
We have the ability to issue additional debt securities under the indenture with terms different from the notes and, without consent of the holders thereof, to reopen the notes and issue additional notes. If we issue additional debt securities, these additional debt securities could rank higher in priority of payment or have a lien or other security interest greater than that accorded to the holders of the notes.
Global Clearance and Settlement Procedures
Interests in the notes will trade in DTC’s Same Day Funds Settlement System, and any permitted secondary market trading activity in such notes will, therefore, be required by DTC to be settled in immediately available funds. None of the trustee, the paying agent or we will have any responsibility for the performance by DTC or its participants or indirect participants of their respective obligations under the rules and procedures governing their operations.

Use of Proceeds
We estimate that the net proceeds we receive from the sale of the notes will be approximately $      million (or $      million if the underwriters exercise their option to purchase additional notes in full) after deducting underwriting discounts and commissions and estimated offering expenses payable by us. We expect to use the net proceeds from this offering to make investments in our targeted investments in accordance with our investment objectives and strategies described in this prospectus and for general corporate purposes.

RISK FACTORS
Investing in the notes involves certain risks relating to our structure and investment objectives. You should carefully consider these risk factors, together with all of the other information included in this prospectus, before you decide whether to make an investment in the notes. The risks set forth below are not the only risks we face, and we may face other risks that we have not yet identified, which we do not currently deem material or which are not yet predictable. If any of the following risks occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our NAV and the trading price of the notes could decline, and you may lose all or part of your investment.
Risks Related to Our Notes
The notes will be unsecured and therefore are effectively subordinated to any secured indebtedness we have incurred or may incur in the future.
The notes will not be secured by any of our assets or any of the assets of our subsidiaries, including our wholly owned subsidiaries. As a result, the notes will be effectively subordinated to all of our future secured indebtedness (including indebtedness that is initially unsecured to which we subsequently grant security), to the extent of the value of the assets securing such indebtedness. Because the notes will not be secured by any of our assets, they will be effectively subordinated to any secured indebtedness we may incur in the future (or any indebtedness that is initially unsecured to which we subsequently grant security), to the extent of the value of the assets securing such indebtedness. In any liquidation, dissolution, bankruptcy or other similar proceeding, the holders of any of our future secured indebtedness may assert rights against the assets pledged to secure that indebtedness in order to receive full payment of their indebtedness before the assets may be used to pay other creditors, including the holders of the notes.
The notes will be structurally subordinated to the indebtedness and other liabilities of our subsidiaries.
The notes will be obligations exclusively of Terra Income Fund 6, Inc., and will not be of any of our subsidiaries. None of our subsidiaries will be a guarantor of the notes and the notes are not required to be guaranteed by any subsidiary we may acquire or create in the future. Any assets of our subsidiaries will not be directly available to satisfy the claims of our creditors, including holders of the notes. Except to the extent we are a creditor with recognized claims against our subsidiaries, all claims of creditors of our subsidiaries will have priority over our equity interests in such entities (and therefore the claims of our creditors, including holders of the notes) with respect to the assets of such entities. Even if we are recognized as a creditor of one or more of these entities, our claims would still be effectively subordinated to any security interests in the assets of any such entity and to any indebtedness or other liabilities of any such entity senior to our claims. Consequently, the notes will be structurally subordinated to all indebtedness and other liabilities of any of our subsidiaries and portfolio companies with respect to which we hold equity investments. In addition, our subsidiaries and these entities may incur substantial indebtedness in the future, all of which would be structurally senior to the notes.
The indenture under which the notes are issued contains limited protection for holders of the notes.
The indenture under which the notes are issued offers limited protection to holders of the notes. The terms of the indenture and the notes do not restrict our or any of our subsidiaries’ ability to engage in, or otherwise be a party to, a variety of corporate transactions, circumstances or events that could have a material adverse impact on your investment in the notes. In particular, the terms of the indenture and the notes do not place any restrictions on our or our subsidiaries’ ability to:
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issue securities or otherwise incur additional indebtedness or other obligations, including (1) any indebtedness or other obligations that would be equal in right of payment to the notes, (2) any indebtedness or other obligations that would be secured and therefore rank effectively senior in right of payment to the notes to the extent of the values of the assets securing such debt, (3) indebtedness of ours that is guaranteed by one or more of our subsidiaries and which therefore is structurally senior to the notes and (4) securities, indebtedness or obligations issued or incurred by our subsidiaries or the portfolio companies with respect to which we hold an equity investment that would be senior to our equity interests in those entities and therefore rank structurally senior to the notes with respect to the assets of these entities, in each case other than an incurrence of indebtedness or other obligation that would cause a violation of Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act or any successor provisions (whether or not we are subject thereto), but giving effect, in each case, to any exemptive relief granted to us by the SEC. Currently, these provisions generally prohibit us from making additional borrowings, including through the issuance of additional debt or the sale of additional debt securities, unless our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowings;
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sell assets (other than certain limited restrictions on our ability to consolidate, merge or sell all or substantially all of our assets);

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enter into transactions with affiliates (except as otherwise prohibited by the 1940 Act);

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create liens (including liens on the shares of our subsidiaries) or enter into sale and leaseback transactions;

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make investments; or

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create restrictions on the payment of dividends or other amounts to us from our subsidiaries.

In addition, the indenture does not require us to offer to purchase the notes in connection with a change of control or any other event.
Furthermore, the terms of the indenture and the notes do not protect holders of the notes in the event that we experience changes (including significant adverse changes) in our financial condition, results of operations or credit ratings, if any, as they do not require that we adhere to any financial tests or ratios or specified levels of net worth, revenues, income, cash flow, or liquidity.
Our ability to recapitalize, incur additional debt and take a number of other actions that are not limited by the terms of the notes may have important consequences for you as a holder of the notes, including making it more difficult for us to satisfy our obligations with respect to the notes or negatively affecting the trading value of the notes.
Other debt we issue or incur in the future could contain more protections for its holders than the indenture and the notes, including additional covenants and events of default. The issuance or incurrence of any such debt with incremental protections could affect the market for and trading levels and prices of the notes.
There is no existing trading market for the notes, and, even if the NYSE approves the listing of the notes, an active trading market for the notes may not develop, which could limit your ability to sell the notes or the market price of the notes.
The notes will be a new issue of debt securities for which there initially will not be a trading market. We intend to list the notes on the NYSE within 30 days of the original issue date under the symbol “TFSA.” However, there is no assurance that the notes will be approved for listing on the NYSE.
Moreover, even if the listing of the notes is approved, we cannot provide any assurances that an active trading market will develop or be maintained for the notes or that you will be able to sell your notes. If the notes are traded after their initial issuance, they may trade at a discount from their initial offering price depending on prevailing interest rates, the market for similar securities, our credit ratings, if any, general economic conditions, our financial condition, performance and prospects and other factors. The underwriters have advised us that they intend to make a market in the notes, but they are not obligated to do so. The underwriters may discontinue any market-making in the notes at any time at their sole discretion.
Accordingly, we cannot assure you that the notes will be approved for listing on the NYSE, that a liquid trading market will develop for the notes, that you will be able to sell your notes at a particular time or that the price you receive when you sell will be favorable. To the extent an active trading market does not develop, the liquidity and trading price for the notes may be harmed. Accordingly, you may be required to bear the financial risk of an investment in the notes for an indefinite period of time.

We may choose to redeem the notes when prevailing interest rates are relatively low.
On or after           , 20      , we may choose to redeem the notes from time to time, especially when prevailing interests rates are lower than the rate borne by the notes. If prevailing rates are lower at the time of redemption, you would not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as the interest rate on the notes being redeemed. Our redemption right also may adversely impact your ability to sell the notes as the optional redemption date or period approaches.
If we default on our obligations to pay our other indebtedness, we may not be able to make payments on the notes.
Any default under the agreements governing our indebtedness that is not waived by the required lenders and the remedies sought by the holders of such indebtedness could make us unable to pay principal, premium, if any, and interest on the notes and substantially decrease the market value of the notes. If we are unable to generate sufficient cash flow and are otherwise unable to obtain funds necessary to meet required payments of principal, premium, if any, and interest on our indebtedness, or if we otherwise fail to comply with the various covenants, including financial and operating covenants, in the instruments governing our indebtedness, we could be in default under the terms of the agreements governing such indebtedness, including the notes. In the event of such default, the holders of such indebtedness could elect to declare all the funds borrowed thereunder to be due and payable, together with accrued and unpaid interest, the other debt we may incur in the future could elect to terminate its commitment, cease making further loans and institute foreclosure proceedings against our assets and we could be forced into bankruptcy or liquidation. In addition, any such default may constitute a default under the notes, which could further limit our ability to repay our debt, including the notes. If our operating performance declines, we may in the future need to seek to obtain waivers from the lender under the other debt that we may incur in the future to avoid being in default. If we breach our covenants under the other debt and seek a waiver, we may not be able to obtain a waiver from the required lenders. If this occurs, we would be in default under the other debt, the lender could exercise its rights as described above, and we could be forced into bankruptcy or liquidation. If we are unable to repay debt, lenders having secured obligations could proceed against the collateral securing the debt.
We may be unable to invest a significant portion of the net proceeds from this offering, which could harm our financial condition and operating results.
Pending investment, the net proceeds of our offering may be invested in permitted temporary investments, which include interest-bearing short-term money market accounts, securities and other short-term liquid investments. The rate of return on these investments, which affects the amount of cash available for principal and interest payments on the notes, has fluctuated in recent years and most likely will be less than the return obtainable from our target investments. Therefore, delays we encounter in the selection, due diligence and acquisition or origination of investment could harm our financial condition and operating results.
Risks Related to Our Business and Structure
The continuing spread of a new strain of coronavirus, which causes the viral disease known as COVID-19, may adversely affect our investments and operations.
Since its discovery in December 2019, a new strain of coronavirus, which causes the viral disease known as COVID-19, has spread from China to most other countries, including the United States. The World Health Organization has declared the coronavirus outbreak a pandemic, the Health and Human Services Secretary has declared a public health emergency in the United States in response to the outbreak and the President of the United States has declared the coronavirus outbreak a national emergency. The outbreak of COVID-19 has severely impacted global economic activity and caused significant volatility and negative pressure in financial markets. The global impact of the outbreak has been rapidly evolving and many countries, including the United States, have reacted by instituting quarantines, mandating business and school closures and restricting travel. Many experts predict that the outbreak will trigger a period of global economic slowdown or a global recession. Quarantines and shelter-at-home orders have been imposed in many areas of the country in response to outbreaks of COVID-19, and may be imposed more extensively in the future. In many cases, states of emergency have been declared, schools have been closed, bans on public events have been instituted, limitations on travel have been imposed, and businesses have been ordered to temporarily cease all in-person operations. These responses may be in place for a considerable period of time and may cause significant economic disruption, which could adversely affect our performance and financial results. The COVID-19 pandemic and related government responses are expected to have a continued adverse impact on economic and market conditions in the short term and potentially the long term, and could trigger a period of global economic slowdown. The rapid development and fluidity of this situation precludes any prediction as to the ultimate adverse impact of the novel coronavirus. Nevertheless, the COVID-19 pandemic presents material uncertainty and risk with respect to our performance and financial results.
As a result of a significant portion of our investments being in preferred equity of entities that own, or mezzanine loans secured by, office, multifamily and hospitality properties located in the United States, the COVID-19 pandemic will impact our investments and operating results to the extent that its continued spread within the United States reduces occupancy, increases the cost of operation or results in limited hours or necessitates the closure of such properties. The borrowers under the mezzanine loans or preferred equity in which we invest may fail to make timely and required payments under the terms of such instruments. In addition, quarantines, states of emergencies and other measures taken to curb the spread of the COVID-19 pandemic may negatively impact the ability of such properties to continue to obtain necessary goods and services or provide adequate staffing, which may also adversely affect our investments and operating results. In particular, with respect to our investments secured by hospitality properties, a variety of factors related to the COVID-19 pandemic have, and are expected to continue to, cause a decline in business and leisure travel, including, but not limited to, (i) restrictions on travel imposed by governmental entities and employers, (ii) the postponement or cancellation of industry conventions and conferences, music and arts festivals, sporting events and other large public gatherings, (iii) the closure of amusement parks, museums and other tourist attractions, (iv) the closure of colleges and universities, and (v) negative public perceptions of travel and public gatherings in light of the perceived risks associated with the coronavirus. Since certain aspects of the services provided by the entities in which we have invested involve face to face interaction, the related COVID-19 quarantines and work and travel restrictions may reduce participation or result in a loss of business. In addition, construction projects may incur delays due to federal, state or local laws or guidelines which may impact the ability of development mangers, contractors, subcontractors and other development-related personnel to perform work under normal circumstances.
The world-wide economic downturn resulting from the coronavirus pandemic could negatively impact our investments and operations, as well as our ability to make principal and interest payments on the notes. The extent to which the coronavirus pandemic impacts our investments and operations will depend on future developments, which are highly uncertain and cannot be predicted with confidence, including the duration of the outbreak, new information that may emerge concerning the severity of the coronavirus and the actions taken to contain the coronavirus or treat its impact, among others.
Our loan portfolio is concentrated in a limited number of industries and borrowers, which may subject us to a risk of significant loss if there is a downturn in a particular industry in which we are concentrated or if one of our larger borrowers encounters financial difficulties. For example, as of September 30, 2020, our investments secured by hospitality and office properties represented approximately 28.3% and 23.4%, respectively, of our net assets, we held only nine investments, our largest loan investment represented approximately 23.4% of our net assets and our top three loan investments represented approximately 56.9% of our net assets.
We have elected to be treated as a REIT for tax purposes, and therefore are not subject to the RIC-specific diversification requirements. Our portfolio is concentrated in a limited number of industries and borrowers, and, as a result, a downturn in any particular industry or borrower in which we are heavily invested may significantly impact the aggregate returns we realize. If an industry in which we are heavily invested suffers from adverse business or economic conditions (as a result of the COVID-19 pandemic or otherwise), a material portion of our investment could be affected adversely, which, in turn, could adversely affect our financial position and results of operations. As of September 30, 2020, our investments secured by hospitality and office properties represented approximately 28.3% and 23.4%, respectively, of our net assets. In addition, as of September 30, 2020, we held only nine investments and our largest loan investment represented approximately 23.4% of our net assets and our top three loan investments represented approximately 56.9%

of our net assets. A covenant breach or other adverse event effecting a portfolio company would have a more weighted impact on our operating results and would require a write-down of a larger percentage of our assets than if we met the RIC-specific diversification requirements.
Our Board may change our operating policies, objectives or strategies without prior notice or stockholder approval, and the effects of such a change may be adverse.
Our Board has the authority to modify or waive our current operating policies, objectives or investment criteria and strategies without prior notice and without stockholder approval. We cannot predict the effect any changes to our current operating policies, investment criteria and strategies would have on our business, NAV, operating results and the value of the notes. However, the effects might be adverse, which could negatively impact our ability to pay principal and interest payments on the notes and cause investors to lose all or part of their investment. Moreover, we will have significant flexibility in making investments and may invest in ways with which investors may not agree or for purposes other than those previously contemplated.
Our ability to achieve our investment objectives depends on Terra Income Advisors’ ability to manage and support our investment process. If Terra Income Advisors were to lose any members of its senior management team, our ability to achieve our investment objectives could be significantly harmed.
Since we have no employees, we depend on the investment expertise, skill and network of business contacts of Terra Income Advisors, which evaluates, negotiates, structures, executes, monitors and services our investments. Our future success depends to a significant extent on the continued service and coordination of Terra Income Advisors and its senior management team. The departure of any members of Terra Income Advisors’ senior management team could have a material adverse effect on our ability to achieve our investment objectives.
Our ability to achieve our investment objectives depends on Terra Income Advisors’ ability to identify, analyze, invest in, finance and monitor companies that meet our investment criteria. Terra Income Advisors’ capabilities in structuring the investment process, providing competent, attentive and efficient services to us, and facilitating access to financing on acceptable terms depend on the employment of investment professionals in an adequate number and of adequate sophistication to match the corresponding flow of transactions. To achieve our investment objectives, Terra Income Advisors may need to hire, train, supervise and manage new investment professionals to participate in our investment selection and monitoring process. Terra Income Advisors may not be able to find investment professionals in a timely manner or at all. Failure to support our investment process could have a material adverse effect on our business, financial condition and results of operations.
In addition, the Investment Advisory Agreement has termination provisions that allow the parties to terminate the agreements without penalty. The Investment Advisory Agreement may be terminated at any time, without penalty, by Terra Income Advisors, upon 120 days’ notice to us. The termination of this agreement may adversely impact the terms of any financing facility into which we may enter, which could have a material adverse effect on our business and financial condition.
Because our business model depends to a significant extent upon relationships with real estate and real estate-related industry participants, investment banks and commercial banks, the inability of Terra Income Advisors to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.
We expect that Terra Income Advisors will depend on its relationships with real estate and real estate-related industry participants, investment banks and commercial banks, and we will rely to a significant extent upon these relationships, to provide us with potential investment opportunities. If Terra Income Advisors fails to maintain its existing relationships or develop new relationships or sources of investment opportunities, we may not be able to grow our investment portfolio. In addition, individuals with whom Terra Income Advisors has relationships are not obligated to provide us with investment opportunities, and therefore there is no assurance that such relationships will generate investment opportunities for us.

We may face increasing competition for investment opportunities, which could delay deployment of our capital, reduce returns and result in losses.
We compete for investments with other alternative investment funds (including real estate and real estate-related investment funds, mezzanine funds and collateralized loan obligation funds), as well as traditional financial services companies such as commercial banks and other sources of funding. Moreover, alternative investment vehicles, such as hedge funds, have begun to invest in areas in which they have not traditionally invested, including assets of the type we intend to acquire. As a result of these new entrants, competition for investment opportunities in private real estate and real estate-related U.S. companies may intensify.
Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and demand more favorable investment terms and more flexible structuring than we are able to do. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. If we are forced to match our competitors’ terms and structure, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss.
A significant portion of our investment portfolio is and will be recorded at fair value as determined in good faith by our Board and, as a result, there is and will be uncertainty as to the value of our portfolio investments.
Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined by our Board. There is not a public market for the securities of the privately held real estate and real estate-related companies in which we invest. As a result, we value these securities quarterly at fair value as determined in good faith by our Board.
Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these non-traded securities existed. Due to this uncertainty, our fair value determinations may cause our NAV on a given date to materially understate or overstate the value that we may ultimately realize upon the sale of one or more of our investments.
Uncertainty relating to the LIBOR calculation process may adversely affect the value of our portfolio of the LIBOR-indexed, floating-rate debt securities in our portfolio.
As of September 30, 2020, approximately $47.7 million of our investment portfolio, or approximately 62% of our net assets, included an interest rate that was indexed to the London Interbank Offered Rate (“LIBOR”). On July 27, 2017, the United Kingdom’s Financial Conduct Authority, which regulates the LIBOR, announced that it intends to phase out LIBOR by the end of 2021. It is unclear if at that time whether or not LIBOR will cease to exist or if new methods of calculating LIBOR will be established such that it continues to exist after 2021. In addition, in April 2018, the Federal Reserve System, in conjunction with the Alternative Reference Rates Committee, announced the replacement of LIBOR with a new index, calculated by short-term repurchase agreements collateralized by U.S. Treasury securities, called the Secured Overnight Financing Rate (the “SOFR”). At this time, it is not possible to predict whether SOFR will attain market traction as a LIBOR replacement. Additionally, the future of LIBOR at this time is uncertain. Potential changes, or uncertainty related to such potential changes, may adversely affect the market for LIBOR-based securities, including our portfolio of LIBOR-indexed, floating-rate debt securities. In addition, changes or reforms to the determination or supervision of LIBOR may result in a sudden or prolonged increase or decrease in reported LIBOR, which could have an adverse impact on the market for LIBOR-based securities, including the value of the LIBOR-indexed, floating-rate debt securities in our portfolio. The potential effect of the phase-out or replacement of LIBOR on our investment income cannot yet be determined.
We may experience fluctuations in our quarterly results.
We could experience fluctuations in our quarterly operating results due to a number of factors, including our ability or inability to make investments in companies that meet our investment criteria, the interest rate payable on the debt securities we originate and acquire, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods.
Our ability to maintain the security of customer, associate, third-party or company information could have an impact on our reputation and our results.
We have been, and likely will continue to be, subject to computer hacking, acts of vandalism or theft, malware, computer viruses or other malicious codes, phishing, employee error or malfeasance, catastrophes, unforeseen events or other cyber-attacks. To date, we have seen no material impact on our business or operations from these attacks or events. Any future significant compromise or breach of our data security, whether external or internal, or misuse of customer, associate, supplier or Company data, could result in significant costs, lost sales, fines, lawsuits, and damage to our reputation. However, the ever-evolving threats mean we and our third-party service providers and vendors must continually evaluate and adapt our respective systems and processes and overall security environment, as well as those of any companies we acquire. There is no guarantee that these measures will be adequate to safeguard against all data security breaches, system compromises or misuses of data. In addition, as the regulatory environment related to information security, data collection and use, and privacy becomes increasingly rigorous, with new and constantly changing requirements applicable to our business, compliance with those requirements could also result in additional costs.
Risks Related to Terra Income Advisors and its Affiliates
We were the first publicly registered investment program sponsored by Terra Capital Partners and its affiliates, and therefore investors should not assume that the prior performance of any of the Terra Income Funds will be indicative of our future performance, or that our officers’ experience in managing those Terra Income Funds will be indicative of their ability to manage a publicly registered company. In addition, Terra Income Advisors has no prior experience managing a BDC. Therefore, investors should not assume that their experience in managing private investment programs will be indicative of their ability to comply with BDC election requirements.
We were the first publicly registered investment program sponsored by Terra Capital Partners and its affiliates. Because previous programs and investments sponsored by Terra Capital Partners or its affiliates were not publicly registered, those previous programs, including the Terra Income Funds, were not subject to the same limitations, restrictions and regulations to which we will be subject. Our officers have never operated a publicly registered investment program before. Operation as a publicly registered program under the Securities Act of 1933, as amended (“Securities Act”), and the Exchange Act imposes a number of disclosure requirements and obligations, including among other things:
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compliance with reporting, record keeping, voting, proxy disclosure and other rules and regulations that would significantly change our operations from those of the Terra Income Funds;

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disclosure requirements with respect to investment activities, which are publicly available to our competitors;

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requirements with respect to implementation of disclosure controls and procedures over financial reporting;

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preparation of annual, quarterly and current reports in compliance with SEC requirements and to be filed with the SEC and made publicly available; and

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additional liabilities imposed on our directors and officers regarding certifications and disclosures made in periodic reports and filings made with the SEC.

In addition, the costs associated with registration as a public company and compliance with such restrictions could be substantial. These costs will reduce the amount available for principal and interest payments on the notes. In addition, these requirements would require a substantial amount of time on the part of Terra Income Advisors and its affiliates, thereby decreasing the time they spend actively managing our investments. As a result, investors should not assume that the prior performance of those programs will be indicative of our future performance, or that our officers’ experience in managing those Terra Income Funds will be indicative of their ability to manage a publicly registered company.
The private funds, including the Terra Income Funds, did not elect to be treated as BDCs, and were therefore not subject to the investment restrictions imposed by the 1940 Act. The 1940 Act and the Code impose numerous constraints on the operations of BDCs that do not apply to the other types of investment vehicles. For example, under the 1940 Act, BDCs are required to invest at least 70% of their total assets primarily in securities of qualifying U.S. private or thinly traded public companies. The failure to comply with these provisions in a timely manner could prevent us from qualifying as a BDC, which could result in adverse effects to us. Terra Income Advisors’ limited experience in managing a portfolio of assets under such constraints may hinder its ability to take advantage of attractive investment opportunities and, as a result, achieve our investment objectives. The Terra Income Funds also were not subject to the distribution requirements imposed by the Code; thus, Terra REIT Advisors, LLC and Terra Fund Advisors, LLC, the managers of the Terra Income Funds, had greater flexibility in making investment and asset allocation decisions on behalf of the Terra Income Funds.
Terra Income Advisors’ management team consists of the same personnel that form the operations team of the managers of the Terra Income Funds. Terra Income Advisors has no prior experience managing a BDC. Therefore, Terra Income Advisors may not be able to successfully operate our business or achieve our investment objectives. As a result, an investment in our securities may entail more risk than the securities of a comparable company with a substantial operating history.
Terra Income Advisors and its affiliates, including our officers and some of our directors, face conflicts of interest caused by compensation arrangements with us and our affiliates, which could result in actions that are not in the best interests of our stockholders.
Terra Income Advisors and its affiliates receive substantial fees from us in return for their services, and these fees could influence the advice provided to us. Among other matters, the compensation arrangements could affect their judgment with respect to public offerings of equity by us, and consequently Terra Income Advisors to earn increased asset management fees. In addition, the decision to utilize leverage will increase our assets and, as a result, will increase the amount of management fees payable to Terra Income Advisors.
We may be obligated to pay Terra Income Advisors incentive compensation even if we incur a net loss due to a decline in the value of our portfolio.
Our Investment Advisory Agreement entitles Terra Income Advisors to receive incentive compensation on income regardless of any capital losses. In such case, we may be required to pay Terra Income Advisors incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or if we incur a net loss for that quarter.
Any incentive fee payable by us that relates to our net investment income may be computed and paid on income that may include interest that has been accrued but not yet received. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously included in the calculation of the incentive fee will become uncollectible. Terra Income Advisors is not under any obligation to reimburse us for any part of the incentive fee it received that was based on accrued income that we never received as a result of a default by an entity on the obligation that resulted in the accrual of such income, and such circumstances would result in our paying an incentive fee on income we never received.
There may be conflicts of interest related to obligations Terra Income Advisors has to our affiliates and to other clients.
Terra Income Advisors, our investment adviser, and its affiliates who serve as investment advisers or managers to the Terra Income Funds, Terra Property Trust, Inc. (“TPT”), a subsidiary of Terra Secured Income Fund 5, LLC, and Terra Property Trust 2, Inc. (“TPT2”), a subsidiary of Terra Secured Income Fund 7, LLC, share the same senior management and investment teams. As a result, the members of the senior management and investment teams of Terra Income Advisors serve as officers, directors or principals of entities that operate in the same or a related line of business as we do, or of investment funds managed by the same personnel. In serving in these multiple and other capacities, they may have obligations to other clients or investors in those entities, including the Terra Income Funds, the fulfillment of which may not be in our best interests or in the best interest of our stockholders or the holders of the notes. Our investment objectives may overlap with the investment objectives of such investment funds, accounts or other investment vehicles, including the Terra Income Funds. As a result, Terra Income Advisors and its affiliates, their employees and certain of their affiliates will have conflicts of interest in allocating their time between us and other activities in which they are or may become involved, including the Terra Income Funds. Terra Income Advisors and its employees will devote only as much of its or their time to our business as Terra Income Advisors and its employees, in their judgment, determine is reasonably required, which may be substantially less than their full time.
The time and resources that individuals employed by Terra Income Advisors and its affiliates devote to us may be diverted, and we may face additional competition due to the fact that individuals employed by Terra Income Advisors are not prohibited from raising money for or managing another entity that makes the same types of investments that we target.
Neither Terra Income Advisors nor individuals employed by it are prohibited from raising money for and managing another investment entity that makes the same types of investments as those we target. Affiliates of Terra Income Advisors who share the same senior management and investment teams also serve as investment advisers or managers for the Terra Income Funds, TPT and TPT2. As a result, the time and resources that these individuals may devote to us may be diverted. In addition, we may compete with any such investment entity for the same investors and investment opportunities. We also intend to co-invest with other affiliates of Terra Income Advisors consistent with the conditions of the exemptive order granted to us.
Our incentive fee may induce Terra Income Advisors to make speculative investments.
The incentive fee payable by us to Terra Income Advisors may create an incentive for it to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive fee payable to Terra Income Advisors is determined may encourage it to use leverage to increase the return on our investments. In addition, the fact that our base management fee is payable based upon our gross assets, which would include any borrowings for investment purposes, may encourage Terra Income Advisors to use leverage to make additional investments. Under certain circumstances, the use of leverage may increase the likelihood of default. Such a practice could result in our investing in more speculative securities than would otherwise be in our best interests, which could result in higher investment losses, particularly during cyclical economic downturns.
Risks Related to Business Development Companies
The requirement that we invest a sufficient portion of our assets in qualifying assets could preclude us from investing in accordance with our current business strategy; conversely, the failure to invest a sufficient portion of our assets in qualifying assets could result in our failure to maintain our status as a BDC.
As a BDC, we may not acquire any assets other than “qualifying assets” unless, at the time of such acquisition, at least 70% of our total assets are qualifying assets. Therefore, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets. Conversely, if we fail to invest a sufficient portion of our assets in qualifying assets, we could lose our status as a BDC, which would have a material adverse effect on our business, financial condition and results of operations. Similarly, these rules could prevent us from making additional investments in existing portfolio companies, which could result in the dilution of our position, or could require us to dispose of investments at an inopportune time to comply with the 1940 Act. If we were forced to sell non-qualifying investments in the portfolio for compliance purposes, the proceeds from such sale could be significantly less than the current value of such investments.

Failure to maintain our status as a BDC would reduce our operating flexibility.
If we do not remain a BDC, we might be regulated as a closed-end investment company under the 1940 Act, which would subject us to substantially more regulatory restrictions under the 1940 Act and correspondingly decrease our operating flexibility.
Regulations governing our operation as a BDC and a REIT will affect our ability to raise, and the way in which we raise, additional capital or borrow for investment purposes, which may have a negative effect on our growth.
Because we must distribute at least 90% of our REIT net taxable income and meet certain tests regarding the nature of our income and assets in order to maintain our qualification as a REIT, we will be unable to use those funds to make new investments. As a result, we will likely need to continually raise cash or borrow to fund new investments that we would otherwise acquire using the taxable income that we are required to distribute. At times, the sources and terms of funding may not be available to us on acceptable terms, if at all.
We may issue “senior securities,” as defined in the 1940 Act, including borrowing money from banks or other financial institutions only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such incurrence or issuance. Our ability to issue different types of securities is also limited. Compliance with these requirements may unfavorably limit our investment opportunities and reduce our ability in comparison to other companies to profit from favorable spreads between the rates at which we can borrow and the rates at which we can lend. As a BDC, therefore, we intend to issue equity continuously at a rate more frequent than our privately-owned competitors, which may lead to greater stockholder dilution.
We expect to borrow for investment purposes. If the value of our assets declines, we may be unable to satisfy the asset coverage test, which would prohibit us from paying distributions and could prevent us from maintaining our qualification as a REIT. If we cannot satisfy the asset coverage test, we may be required to sell a portion of our investments and, depending on the nature of our debt financing, repay a portion of our indebtedness at a time when such sales may be disadvantageous.
Under the 1940 Act, we generally are prohibited from issuing or selling our common stock at a price per share, after deducting selling commissions, broker-dealer fees, and dealer manager fees, that is below our NAV per share, which may be a disadvantage as compared with other public companies. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the current NAV of the common stock if our Board and independent directors determine that such sale is in our best interests and in the best interests of our stockholders, and such sale is approved by a majority of our stockholders, including those stockholders that are not affiliated with us.
Our ability to enter into transactions with our affiliates is restricted.
We are prohibited under the 1940 Act from participating in certain transactions with certain of our affiliates without the prior approval of a majority of the independent directors and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act, and we will generally be prohibited from buying or selling any securities from or to such affiliate, absent the prior approval of our Board. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of our Board and, in some cases, the SEC. If a person acquires more than 25% of our voting securities, we will be prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates. As a result of these restrictions, we may be prohibited from buying or selling any security from or to any portfolio company of a private equity fund managed by Terra Income Advisors without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to us.
The SEC has granted us exemptive relief from the provisions of Sections 17(d) and 57(a)(4) of the 1940 Act, thereby permitting us, subject to the satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions with the Terra Income Funds, TPT, TPT 2, and any future BDC or closed-end management investment company that is registered under the 1940 Act and is advised by Terra Income Advisors or its affiliated investment advisers (the “Co-Investment Affiliates”). However, we will be prohibited from engaging in certain transactions with our affiliates even under the terms of this exemptive order. We believe the relief granted to us under this exemptive order may not only enhance our ability to further our investment objectives and strategies, but may also increase favorable investment opportunities for us, in part by allowing us to participate in larger investments, together with our Co-Investment Affiliates, than would be available to us in the absence of such relief.
We are uncertain of our sources for funding our future capital needs; if we cannot obtain a sufficient amount of debt or equity financing on acceptable terms, our ability to acquire investments and to expand our operations will be adversely affected.
The net proceeds from the sale of the notes will be used for our investment opportunities, operating expenses and for payment of various fees and expenses such as base management fees, incentive fees and other fees. Any working capital reserves we maintain may not be sufficient for investment purposes, and we may require additional debt or equity financing to operate. In the event that we develop a need for additional capital in the future for investments or for any other reason, these sources of funding may not be available to us. Consequently, if we cannot obtain debt or equity financing on acceptable terms, our ability to acquire investments and to expand our operations will be adversely affected. As a result, we would be less able to allocate our portfolio among various issuers and achieve our investment objectives, which may negatively impact our results of operations and reduce our ability to make principal and interest payments on the notes.
Risks Related to Our Investments
A covenant breach by any of our portfolio companies may harm our operating results.
A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company’s ability to meet its obligations under the debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company.
We may not realize gains from our preferred equity investments.
The preferred equity investments we make may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our preferred equity investments, and any gains that we do realize on the disposition of any preferred equity investments may not be sufficient to offset any other losses we experience.
A lack of liquidity in certain of our investments may adversely affect our business.
We invest in certain real estate and real estate-related companies whose securities are not publicly traded or actively traded on the secondary market and are, instead, traded on a privately negotiated over-the-counter secondary market for institutional investors and whose securities are subject to legal and other restrictions on resale or are otherwise less liquid than publicly traded securities. The illiquidity of certain of our investments may make it difficult for us to sell these investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. The reduced liquidity of our investments may make it difficult for us to dispose of them at a favorable price, and, as a result, we may suffer losses.
We may not have the funds or ability to make additional investments in our portfolio companies.
We may not have the funds or ability to make additional investments in our portfolio companies. After our initial investment in a portfolio company, we may be called upon from time to time to provide additional funds to such company or have the opportunity to increase our investment. There is no assurance that we will make, or will have sufficient funds to make, follow-on investments. Any decisions not to make a follow-on investment or any inability on our part to make such an investment may have a negative impact on a portfolio company in need of such an investment, may result in a missed opportunity for us to increase our participation in a successful operation or may reduce the expected return on the investment.
Our real estate-related loans may be impacted by unfavorable real estate market conditions, which could decrease the value of our investments.
The real estate-related loans we make or invest in will be at risk of defaults caused by many conditions beyond our control, including local and other economic conditions affecting real estate values and interest rate levels. We do not know whether the values of the property securing the real estate-related loans will remain at the levels existing on the dates of origination of such loans. If the values of the underlying properties drop, our risk will increase and the value of our investments may decrease.
Our real estate-related loans will be subject to interest rate fluctuations that could reduce our returns as compared to market interest rates.
If we invest in fixed-rate, long-term real estate-related loans and interest rates rise, such loans could yield a return lower than then-current market rates. If interest rates decrease, we will be adversely affected to the extent that real estate-related loans are prepaid, because we may not be able to make new loans at the previously higher interest rate. If we invest in floating-rate loans, the income from such loans will increase and decrease directly with the fluctuation in the floating rate.
Delays in liquidating defaulted mortgage loans could reduce our investment returns.
If there are defaults under our mortgage loans, we may not be able to repossess and sell the underlying properties quickly. The resulting time delay could reduce the value of our investment in the defaulted mortgage loans. An action to foreclose on a property securing a mortgage loan is regulated by state statutes and rules and is subject to many of the delays and expenses of other lawsuits if the mortgagor raises defenses or counterclaims. In the event of default by a mortgagor, these restrictions, among other things, may impede our ability to foreclose on or sell the mortgaged property or to obtain proceeds sufficient to repay all amounts due to us on the mortgage loan.
Returns on our real estate-related loans may be limited by regulations.
Our loan investments may be subject to regulation by federal, state and local authorities and subject to various laws and judicial and administrative decisions. We may determine not to make or invest in real estate-related loans in any jurisdiction in which we believe we have not complied in all material respects with applicable requirements. If we decide not to make or invest in real estate-related loans in several jurisdictions, it could reduce the amount of income we would otherwise receive.
Foreclosures create additional ownership risks that could adversely impact our returns on mortgage investments.
If we acquire property by foreclosure following defaults under our mortgage loans, we will have the same economic and liability risks as the previous owner.
The mezzanine loans in which we may invest would involve greater risks of loss than senior loans secured by income-producing real properties.
We may invest in mezzanine loans that take the form of subordinated loans secured by second mortgages on the underlying real property or loans secured by a pledge of the ownership interests of the entity owning the real property. These types of investments involve a higher degree of risk than long-term senior mortgage lending secured by income-producing real property because the investment may become unsecured as a result of foreclosure by the senior lender. In the event of a bankruptcy of the entity providing the pledge of its ownership interests as security, we may not have full recourse to the assets of such entity, or the assets of the entity may not be sufficient to satisfy our mezzanine loan. If a borrower defaults on our mezzanine loan or debt senior to our loan, or in the event of a borrower bankruptcy, our mezzanine loan will be satisfied only after the senior debt. As a result, we may not recover some or all of our investment. In addition, mezzanine loans may have higher loan-to-value ratios than conventional mortgage loans, resulting in less equity in the real property and increasing the risk of loss of principal.
Our commercial real estate-related loans, commercial real estate-related debt securities and select commercial real estate equity investments will be subject to the risks typically associated with real estate.
Our commercial real estate-related loans, commercial real estate-related debt securities and select commercial real estate equity will generally be directly or indirectly secured by a lien on real property (or the equity interests in an entity that owns real property) that, upon the occurrence of a default on the loan, could result in our acquiring ownership of the property. We will not know whether the values of the properties ultimately securing our loans will remain at the levels existing on the dates of origination of those loans. If the values of the mortgaged properties drop, our risk will increase because of the lower value of the security associated with such loans. In this manner, real estate values could impact the values of our loan investments. Our investments in commercial real estate-related loans, commercial real estate-related debt securities and select commercial real estate equity investments (including potential investments in real property) may be similarly affected by real estate property values. Therefore, our investments will be subject to the risks typically associated with real estate.
The value of real estate may be adversely affected by a number of risks, including:
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the continuing spread of a new strain of coronavirus, which causes the viral disease known as COVID-19;

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natural disasters such as hurricanes, earthquakes and floods;

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acts of war or terrorism, including the consequences of terrorist attacks, such as those that occurred on September 11, 2001;

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adverse changes in national and local economic and real estate conditions;

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an oversupply of (or a reduction in demand for) space in the areas where particular properties are located and the attractiveness of particular properties to prospective tenants;

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changes in governmental laws and regulations, fiscal policies and zoning ordinances and the related costs of compliance therewith and the potential for liability under applicable laws;

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costs of remediation and liabilities associated with environmental conditions affecting properties; and

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the potential for uninsured or underinsured property losses.

The value of each property is affected significantly by its ability to generate cash flow and net income, which in turn depends on the amount of rental or other income that can be generated net of expenses required to be incurred with respect to the property. Many expenditures associated with properties (such as operating expenses and capital expenditures) cannot be reduced when there is a reduction in income from the properties. These factors may have a material adverse effect on the ability of our borrowers to pay their loans, as well as on the value that we can realize from assets we originate, own or acquire.
The B-Notes in which we may invest may be subject to additional risks relating to the privately negotiated structure and terms of the transaction, which may result in losses to us.
We may invest in B-notes. A B-note is a mortgage loan typically (i) secured by a first mortgage on a single large commercial property or group of related properties and (ii) subordinated to an A-Note secured by the same first mortgage on the same collateral. As a result, if a borrower defaults, there may not be sufficient funds remaining for B-note holders after payment to the A-Note holders. Since each transaction is privately negotiated, B-notes can vary in their structural characteristics and risks. For example, the rights of holders of B-notes to control the process following a borrower default may be limited in certain investments. We cannot predict the terms of each B-note investment. Further, B-notes typically are secured by a single property, and so reflect the increased risks associated with a single property compared to a pool of properties.

Risks of cost overruns and non-completion of the construction or renovation of the properties underlying loans we make or acquire may materially adversely affect our investment.
The renovation, refurbishment or expansion by a borrower under a mortgaged or leveraged property involves risks of cost overruns and non-completion. Costs of construction or improvements to bring a property up to standards established for the market position intended for that property may exceed original estimates, possibly making a project uneconomical. Other risks may include environmental risks and construction, rehabilitation and subsequent leasing of the property not being completed on schedule. If such construction or renovation is not completed in a timely manner, or if it costs more than expected, the borrower may experience a prolonged impairment of net operating income and may not be able to make payments on our investment.
Our investments in commercial real estate-related loans are subject to changes in credit spreads.
Our investments in commercial real estate-related loans are subject to changes in credit spreads. When credit spreads widen, the economic value of such investments decrease. Even though a loan may be performing in accordance with its loan agreement and the underlying collateral has not changed, the economic value of the loan may be negatively impacted by the incremental interest foregone from the widened credit spread.
Investments in non-conforming or non-investment grade rated loans or securities involve greater risk of loss.
Some of our investments may not conform to conventional loan standards applied by traditional lenders and either will not be rated or will be rated as non-investment grade by the rating agencies. In addition, we may invest in securities that are rated below investment grade by rating agencies or that would be likely rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and illiquid. The non-investment grade ratings for these assets typically result from the overall leverage of the loans, the lack of a strong operating history for the properties underlying the loans, the borrowers’ credit history, the properties’ underlying cash flow or other factors. As a result, these investments may have a higher risk of default and loss than investment grade-rated assets. Any loss we incur may be significant and may reduce cash available for principal and interest payments on the notes and adversely affect the value of our securities.
Investments that are not U.S. government insured involve risk of loss.
We may originate and acquire uninsured loans and assets as part of our investment strategy. Such loans and assets may include mortgage loans, mezzanine loans and bridge loans. While holding such interests, we are subject to risks of borrower defaults, bankruptcies, fraud, losses and special hazard losses that are not covered by standard hazard insurance. In the event of any default under loans, we bear the risk of loss of principal and nonpayment of interest and fees to the extent of any deficiency between the value of the collateral and the principal amount of the loan. To the extent we suffer such losses with respect to our investments in such loans, our value and the value of our securities may be adversely affected.
The mortgage-backed securities in which we may invest are subject to the risks of the mortgage securities market as a whole and risks of the securitization process.
The value of mortgage-backed securities may change due to shifts in the market’s perception of issuers and regulatory or tax changes adversely affecting the mortgage securities market as a whole. Mortgage-backed securities are also subject to several risks created through the securitization process. Subordinate mortgage-backed securities are paid interest only to the extent that there are funds available to make payments. To the extent the collateral pool includes delinquent loans, there is a risk that the interest payment on subordinate mortgage-backed securities will not be fully paid. Subordinate mortgage-backed securities are also subject to greater credit risk than those mortgage-backed securities that are more highly rated.
We may invest in CMBS, including subordinate securities, which entail certain risks.
CMBS are generally securities backed by obligations (including certificates of participation in obligations) that are principally secured by mortgages on real property or interests therein having a commercial or multi-family use, such as regional malls, other retail space, office buildings, industrial or warehouse properties, hotels, apartment buildings, nursing homes and senior living centers, and may include, without limitation, CMBS conduit securities, CMBS credit tenant lease securities and CMBS large loan securities. We may invest in a variety of CMBS, including CMBS which are subject to the first risk of loss if any losses are realized on the underlying mortgage loans. CMBS entitle the holders thereof to receive payments that depend primarily on the cash flow from a specified pool of commercial or multi-family mortgage loans. Consequently, CMBS will be affected by payments, defaults, delinquencies and losses on the underlying commercial real estate-related loans, which began to increase significantly toward the end of 2008 and are expected to continue to increase. Furthermore, a weakening rental market generally, including reduced occupancy rates and reduced market rental rates, could reduce cash flow from the loan pools underlying our CMBS investments.
We may invest in CDOs and such investments may involve significant risks.
We may invest in CDOs. CDOs are multiple class debt securities, or bonds, secured by pools of assets, such as mortgage-backed securities, B-notes, mezzanine loans and credit default swaps. Like typical securities structures, in a CDO, the assets are pledged to a trustee for the benefit of the holders of the bonds. Like CMBS, CDOs are affected by payments, defaults, delinquencies and losses on the underlying commercial real estate-related loans. CDOs often have reinvestment periods that typically last for five years during which proceeds from the sale of a collateral asset may be invested in substitute collateral. Upon termination of the reinvestment period, the static pool functions very similarly to a CMBS securitization where repayment of principal allows for redemption of bonds sequentially.
We have no established investment criteria limiting the geographic concentration of our investments in commercial real estate-related loans, commercial real estate-related debt securities and select commercial real estate equity investments. If our investments are concentrated in an area that experiences adverse economic conditions, our investments may lose value and we may experience losses.
Certain commercial real estate-related loans, commercial real estate-related debt securities and select commercial real estate equity investments in which we invest may be secured by a single property or properties in one geographic location. Further, we intend that our secured investments will be collateralized by properties located solely in the United States. These investments may carry the risks associated with significant geographical concentration. As a result, properties underlying our investments may be overly concentrated in certain geographic areas, and we may experience losses as a result. A worsening of economic conditions in the geographic area in which our investments may be concentrated could have an adverse effect on our business, including reducing the demand for new financings, limiting the ability of customers to pay financed amounts and impairing the value of our collateral.
We may invest in adjustable rate mortgage loans, which may entail greater risks of default to lenders than fixed rate mortgage loans.
Adjustable rate mortgage loans may contribute to higher delinquency rates. Borrowers with adjustable rate mortgage loans may be exposed to increased monthly payments if the related mortgage interest rate adjusts upward from the initial fixed rate or a low introductory rate, as applicable, in effect during the initial period of the mortgage loan to the rate computed in accordance with the applicable index and margin. This increase in borrowers’ monthly payments, together with any increase in prevailing market interest rates, after the initial fixed rate period, may result in significantly increased monthly payments for borrowers with adjustable rate mortgage loans, which may make it more difficult for the borrowers to repay the loan or could increase the risk of default of their obligations under the loan.
Prepayments can adversely affect the yields on our investments.
Prepayments on debt instruments, where permitted under the debt documents, are influenced by changes in current interest rates and a variety of economic, geographic and other factors beyond our control, and consequently, such prepayment rates cannot be predicted with certainty. If we are unable to invest the proceeds of such prepayments received or are forced to invest at yields lower than those on the debt instrument that was prepaid, the yield on our portfolio will decline. In addition, we may acquire assets at a discount or premium and if the asset does not repay when expected, our anticipated yield may be impacted. Under certain interest rate and prepayment scenarios we may fail to recoup fully our cost of acquisition of certain investments.
Hedging against interest rate exposure may adversely affect our earnings, limit our gains or result in losses, which could adversely affect cash available for principal and interest payments on the notes.
We may enter into interest rate swap agreements or pursue other interest rate hedging strategies. Our hedging activity will vary in scope based on the level of interest rates, the type of portfolio investments held and other changing market conditions.
Any hedging activity we engage in may adversely affect our earnings, which could adversely affect cash available for principal and interest payments on the notes. Therefore, while we may enter into such transactions to seek to reduce interest rate risks, unanticipated changes in interest rates may result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged or liabilities being hedged may vary materially. Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss.
Hedging instruments often are not traded on regulated exchanges or guaranteed by an exchange or its clearing house and involve risks and costs.
The cost of using hedging instruments increases as the period covered by the instrument increases and during periods of rising and volatile interest rates. We may increase our hedging activity and thus increase our hedging costs during periods when interest rates are volatile or rising and hedging costs have increased. In addition, hedging instruments involve risk since they often are not traded on regulated exchanges or guaranteed by an exchange or its clearing house. Furthermore, the enforceability of agreements underlying derivative transactions may depend on compliance with applicable statutory, commodity and other regulatory requirements and, depending on the identity of the counterparty, applicable international requirements.
Furthermore, derivative transactions are subject to increasing statutory and other regulatory requirements and, depending on the identity of the counterparty, applicable international requirements. Recently, new regulations have been promulgated by U.S. and foreign regulators attempting to strengthen oversight of derivative contracts. Any actions taken by regulators could constrain our strategy and could increase our costs, either of which could materially and adversely impact our operations.
The business failure of a hedging counterparty with whom we enter into a hedging transaction will most likely result in a default. Default by a party with whom we enter into a hedging transaction may result in the loss of unrealized profits and force us to cover our resale commitments, if any, at the then current market price. It may not always be possible to dispose of or close out a hedging position without the consent of the hedging counterparty, and we may not be able to enter into an offsetting contract in order to cover our risk. We cannot assure investors that a liquid secondary market will exist for hedging instruments purchased or sold, and we may be required to maintain a position until exercise or expiration, which could result in losses.
Our investments in debt securities and preferred equity securities will be subject to the specific risks relating to the particular issuer of the securities and may involve greater risk of loss than secured debt financings.
Our investments in debt securities and preferred and common equity securities involve special risks relating to the particular issuer of the securities, including the financial condition and business outlook of the issuer. Real estate company issuers are subject to the inherent risks associated with real estate and real estate-related investments discussed in this prospectus. Issuers that are debt finance companies are subject to the inherent risks associated with structured financing investments also discussed in this prospectus. Furthermore, debt securities and preferred and common equity securities may involve greater risk of loss than secured debt financings due to a variety of factors, including that such investments are generally unsecured and may also be subordinated to other obligations of the issuer. As a result, investments in debt securities and preferred and common equity securities are subject to risks of (i) limited liquidity in the secondary trading market, (ii) substantial market price volatility resulting from changes in prevailing interest rates, (iii) subordination to the prior claims of banks and other senior lenders to the issuer, (iv) the operation of mandatory sinking fund or call or redemption provisions during periods of declining interest rates that could cause the issuer to reinvest redemption proceeds in lower yielding assets, (v) the possibility that earnings of the issuer may be insufficient to meet its debt service and distribution obligations and (vi) the declining creditworthiness and potential for insolvency of the issuer during periods of rising interest rates and economic downturn. These risks may adversely affect the value of outstanding debt securities and preferred and common equity securities and the ability of the issuers thereof to make principal, interest and distribution payments to us.
Declines in the market values of our investments may adversely affect periodic reported results of operations and credit availability, which may reduce our earnings and, in turn, cash available for principal and interest payments on the notes.
A decline in the market value of our assets will reduce our earnings in the period recognized and may adversely affect us particularly in instances where we have borrowed money based on the market value of those assets. If the market value of those assets declines, the lender may require us to post additional collateral to support the loan. If we were unable to post the additional collateral, we may have to sell assets at a time when we might not otherwise choose to do so. A reduction in credit available may reduce our earnings and, in turn, cash available for principal and interest payments on the notes.
Further, credit facility providers may require us to maintain a certain amount of cash reserves or to set aside unlevered assets sufficient to maintain a specified liquidity position, which would allow us to satisfy our collateral obligations. As a result, we may not be able to leverage our assets as fully as we would choose, which could reduce our return on equity. In the event that we are unable to meet these contractual obligations, our financial condition could deteriorate rapidly.
Market values of our investments may decline for a number of reasons, such as changes in prevailing market rates, increases in defaults, increases in voluntary prepayments for those investments that we have that are subject to prepayment risk, widening of credit spreads and downgrades of ratings of the securities by ratings agencies.
With respect to mortgaged properties, options and other purchase rights may affect value or hinder recovery.
A borrower under certain mortgage loans may give its tenants or another person a right of first refusal or an option to purchase all or a portion of the related mortgaged property. These rights may impede the lender’s ability to sell the related mortgaged property at foreclosure or may adversely affect the value or marketability of the property.
If we overestimate the value or income-producing ability or incorrectly price the risks of our investments, we may experience losses.
Analysis of the value or income-producing ability of a commercial property is highly subjective and may be subject to error. We value our potential investments based on yields and risks, taking into account estimated future losses on the commercial real estate-related loans and the mortgaged property included in the securitization’s pools or select commercial real estate equity investments, and the estimated impact of these losses on expected future cash flows and returns. In the event that we underestimate the risks relative to the price we pay for a particular investment, we may experience losses with respect to such investment.
The leases on the properties underlying our investments may not be renewed on favorable terms.
The properties underlying our investments could be negatively impacted by deteriorating economic conditions and weaker rental markets. Upon expiration or earlier termination of leases on these properties, the space may not be relet or, if relet, the terms of the renewal or reletting (including the cost of required renovations or concessions to tenants) may be less favorable than current lease terms. In addition, poor economic conditions may reduce a tenant’s ability to make rent payments under their leases. Any of these situations may result in extended periods where there is a significant decline in revenues or no revenues generated by these properties. Additionally, if market rental rates are reduced, property-level cash flows would likely be negatively affected as existing leases renew at lower rates. If the leases for these properties cannot be renewed for all or substantially all of the space at these properties, or if the rental rates upon such renewal or reletting are significantly lower than expected, the value of our investments may be adversely affected.
A borrower’s form of entity may cause special risks or hinder our recovery.
Since most of the borrowers for our commercial real estate loan investments are legal entities rather than individuals, our risk of loss may be greater than those of mortgage loans made to individuals. Unlike individuals involved in bankruptcies, most of the entities generally do not have personal assets and creditworthiness at stake. The terms of the mortgage loans generally require that the borrowers covenant to be single-purpose entities, although in some instances the borrowers are not required to observe all covenants and conditions that typically are required in order for them to be viewed under standard rating agency criteria as “single-purpose entities.”
The bankruptcy of a borrower, or a general partner or managing member of a borrower, may impair the ability of the lender to enforce its rights and remedies under the related mortgage. Borrowers that are not single-purpose entities structured to limit the possibility of becoming insolvent or bankrupt may be more likely to become insolvent or the subject of a voluntary or involuntary bankruptcy proceeding because the borrowers may be (i) operating entities with a business distinct from the operation of the mortgaged property with the associated liabilities and risks of operating an ongoing business or (ii) individuals that have personal liabilities unrelated to the property.
We may be exposed to environmental liabilities with respect to properties to which we take title.
In the course of our business, we may take title to real estate, and, if we do take title, we could be subject to environmental liabilities with respect to these properties. In such a circumstance, we may be held liable to a governmental entity or to third parties for property damage, personal injury, and investigation and clean-up costs incurred by these parties in connection with environmental contamination, or may be required to investigate or clean up hazardous or toxic substances, or chemical releases, at a property. The costs associated with investigation or remediation activities could be substantial. If we ever become subject to significant environmental liabilities, our business, financial condition, liquidity and results of operations could be materially and adversely affected.
Risks Related to Debt Financing
If we borrow money, the potential for gain or loss on amounts invested in us will be magnified and may increase the risk of investing in us.
The use of borrowings, also known as leverage, increases the volatility of investments by magnifying the potential for gain or loss on invested equity capital. If we use leverage to partially finance our investments, through borrowing from banks and other lenders, investors will experience increased risks of investing in our securities. If the value of our assets increases, leverage would cause the NAV attributable to our common stock to increase more sharply than it would have had we not leveraged. Conversely, if the value of our assets decreases, leverage would cause NAV to decline more sharply than it otherwise would have had we not leveraged. Similarly, any increase in our income in excess of interest payable on the borrowed funds would cause our net income to increase more than it would without the leverage, while any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make principal and interest payments on the notes. Leverage is generally considered a speculative investment technique. In addition, the decision to utilize leverage will increase our assets and, as a result, will increase the amount of management fees payable to Terra Income Advisors.
As a BDC, we generally are required to meet a coverage ratio of total assets to total borrowings and other senior securities, which include all of our borrowings and any preferred stock that we may issue in the future, of at least 200%. If this ratio declines below 200%, we cannot incur additional debt, declare any dividends, make any distributions or repurchase any stock, and could be required to sell a portion of our investments to repay some debt when it is disadvantageous to do so. This could have a material adverse effect on our operations and may cause us to be unable to make distributions. The amount of leverage that we employ will depend on Terra Income Advisors’ and our Board’s assessment of market and other factors at the time of any proposed borrowing.
On March 23, 2018, the U.S. Congress approved the Small Business Credit Availability Act which reduces the asset coverage ratio from 200% to 150% subject to the approval of stockholders or the board of directors. As of the date of this prospectus, we have not obtained approval for the reduction in the asset coverage ratio from our stockholders or our Board. If we did obtain approval in the future, we would therefore be permitted to incur leverage beyond the current limitations of the 1940 Act, which would further increase the risks of loss in the event of a decline in the value of our assets. This legislation would also increase the risks of an investment in our securities.
Changes in interest rates may affect our cost of capital and net investment income.
Since we intend to use debt to finance investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates when we have debt outstanding, our cost of funds will increase, which could reduce our net investment income. We expect that any long-term fixed rate investments we acquire will be financed primarily with equity and long-term debt. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. These activities may limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations. Also, we have limited experience in entering into hedging transactions, and we will initially have to purchase or develop such expertise.
A rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee hurdle rate and may result in a substantial increase of the amount of incentive fees payable to Terra Income Advisors with respect to pre-incentive fee net investment income.
Risks Related to our REIT Status and Certain Other Tax Items
If we do not qualify as a REIT, we will be subject to tax as a regular corporation and could face a substantial tax liability.
We elected to operate so as to qualify as a REIT under the Code beginning with our short taxable year beginning October 1, 2018 and ending December 31, 2018. However, qualification as a REIT involves the application of highly technical and complex Code provisions for which only a limited number of judicial or administrative interpretations exist. Notwithstanding the availability of cure provisions in the Code, various compliance requirements could be failed and could jeopardize our REIT status. Furthermore, new tax legislation, administrative guidance or court decisions, in each instance potentially with retroactive effect, could make it more difficult or impossible for us to maintain our qualification as a REIT. If we fail to qualify as a REIT in any tax year, then:
•
we would be taxed as a regular domestic corporation, ineligible to deduct dividends paid to our stockholders in computing taxable income and would be subject to federal income tax on our taxable income at regular corporate income tax rates;

•
any resulting tax liability could be substantial and could have a material adverse effect on our value; and

•
we generally would not be eligible to requalify as a REIT for the subsequent four full taxable years.

We may be subject to adverse legislative or regulatory tax changes that could increase our tax liability, reduce our operating flexibility and reduce the value of our securities.
In recent years, numerous legislative, judicial and administrative changes have been made in the provisions of U.S. federal income tax laws applicable to investments similar to an investment in our securities. The 2017 tax reform legislation commonly referred to as the Tax Cuts and Jobs Act resulted in fundamental changes to the Code, with many of the changes applicable to individuals applying only through December 31, 2025. Among the numerous changes included in the Tax Cuts and Jobs Act is a deduction of 20% of ordinary REIT dividends for individual taxpayers for taxable years through 2025. Although REITs generally receive certain tax advantages compared to entities taxed as regular corporations, it is possible that future legislation would result in a REIT having fewer tax advantages, and it could become more advantageous for a company that invests in real estate to elect to be treated for U.S. federal income tax purposes as a corporation. As a result, our charter authorizes our Board to revoke or otherwise terminate our REIT election, without the approval of our stockholders, if it determines that changes to U.S. federal income tax laws and regulations or other considerations mean it is no longer in our best interests to qualify as a REIT.
Federal legislation intended to ameliorate the economic impact of the COVID-19 pandemic, the Coronavirus Aid, Relief and Economic Security Act (the “CARES Act”), was enacted in March 2020. The CARES Act modified some provisions of the Tax Cuts and Jobs Act on a temporary basis to provide economic relief to businesses and taxpayers impacted by the pandemic and it is likely that additional legislation will be passed in the future for this purpose. We cannot assure you that future law changes will not adversely affect the taxation of our security holders. Any such changes could have an adverse effect on an investment in our securities or on the market value or the resale potential of our assets.
The preferred equity investments we intend to make may make us unable to maintain our qualification as a REIT under the Code.
Part of our investment strategy involves investments in preferred limited liability company membership interests or partnership interests that own commercial real estate. There is no specific guidance addressing the treatment of preferred equity investments as debt or equity for federal income tax purposes. We hold preferred equity investments and treat them as loans secured by real property for U.S. federal income tax purposes, which are qualifying assets for purposes of the REIT asset tests and produce qualifying income for purposes of the REIT gross income tests. If our preferred equity investments are treated as partnership interests for U.S. federal income tax purposes, rather than as loans, we will be treated as owning our share of the assets held by the limited liability company or partnership that issued the preferred equity interest and we will be treated as receiving our proportionate share of the income of that entity. If that limited liability company or partnership owns nonqualifying assets or earns nonqualifying income, we may not be able to satisfy all of the REIT gross income and asset tests. Even if the IRS were to respect our preferred equity investments as loans, if the IRS did not treat such loans as secured by a mortgage on real property (which, in form, is not the case), such loans would not be qualifying assets for purposes of the 75% asset test and would violate the 10% value test, and interest thereon would not be qualifying income for purposes of the 75% gross income test. If we are unable to maintain our qualification as a REIT for U.S. federal income tax purposes, we will be subject to corporate-level income tax, and your investment in us would be adversely impacted.
To maintain our REIT status, we may have to borrow funds on a short-term basis during unfavorable market conditions.
To qualify as a REIT, we generally must distribute annually to our stockholders a minimum of 90% of our net taxable income, determined without regard to the dividends-paid deduction and excluding net capital gains. We will be subject to regular corporate income taxes on any undistributed REIT taxable income each year. Additionally, we will be subject to a 4% nondeductible excise tax on any amount by which distributions paid by us in any calendar year are less than the sum of 85% of our ordinary income, 95% of our capital gain net income and 100% of our undistributed income from previous years. Payments we make to our stockholders under our share repurchase plan will not be taken into account for purposes of these distribution requirements. If we do not have sufficient cash to make distributions necessary to preserve our

REIT status for any year or to avoid taxation, we may be forced to borrow funds or sell assets even if the market conditions at that time are not favorable for these borrowings or sales. These options could increase our costs or reduce our equity.
Compliance with REIT requirements may cause us to forego otherwise attractive opportunities, which may hinder or delay our ability to meet our investment objectives.
To qualify as a REIT, we are required at all times to satisfy tests relating to, among other things, the sources of our income, the nature and diversification of our assets, the ownership of our stock and the amounts we distribute to our stockholders. Compliance with the REIT requirements may impair our ability to operate solely on the basis of maximizing profits. For example, we may be required to make distributions to stockholders at disadvantageous times or when we do not have funds readily available for distribution.
Compliance with REIT requirements may force us to liquidate or restructure otherwise attractive investments.
To qualify as a REIT, at the end of each calendar quarter, at least 75% of the value of our assets must consist of cash, cash items, government securities and qualified real estate assets. The remainder of our investments in securities (other than qualified real estate assets and government securities) generally cannot include more than 10% of the voting securities of any one issuer or more than 10% of the value of the outstanding securities of more than any one issuer (other than securities that qualify for a safe harbor for “straight debt”) unless we and such issuer jointly elect for such issuer to be treated as a “taxable REIT subsidiary” (“TRS”) under the Code. Debt will generally meet the “straight debt” safe harbor if the debt is a written unconditional promise to pay on demand or on a specified date a certain sum of money, the debt is not convertible, directly or indirectly, into stock, and the interest rate and the interest payment dates of the debt are not contingent on the profits, the borrower’s discretion, or similar factors. Additionally, no more than 5% of the value of our assets (other than government securities and qualified real estate assets) can consist of the securities of any one issuer, no more than 20% of the value of our assets may be represented by securities of one or more TRSs and no more than 25% of the value of our assets may consist of “nonqualified publicly offered REIT debt investments.” If we fail to comply with these requirements at the end of any calendar quarter, we must dispose of a portion of our assets within 30 days after the end of the calendar quarter or qualify for certain statutory relief provisions in order to avoid losing our REIT qualification and suffering adverse tax consequences. In order to satisfy these requirements and maintain our qualification as a REIT, we may be forced to liquidate assets from our portfolio or not make otherwise attractive investments. These actions could have the effect of reducing our income and amounts available for principal and interest payments on the notes.
Our charter does not contain restrictions generally found in REIT charters regarding our organization and operation as a REIT, including restrictions on the ownership and transfer of our stock that are intended to assist with satisfying the share ownership requirements for REIT qualification, and we cannot ensure that transfers will not occur that would cause us to no longer satisfy the share ownership requirements.
In order to qualify as a REIT under the Code, not more than 50% of the value of our outstanding stock may be owned, directly or indirectly, by five or fewer individuals (including certain entities treated as individuals for this purpose) during the last half of a taxable year. The constructive ownership rules under the Code are complex and may cause shares of the outstanding stock owned by a group of related persons to be deemed to be constructively owned by one person. Our charter does not contain restrictions generally found in REIT charters regarding the ownership and transfer of our stock that are intended to assist with satisfying the share ownership requirements. We currently satisfy the share ownership requirements; however, it is possible that transfers of our outstanding stock could cause us to no longer satisfy the share ownership requirements.
Modification of the terms of our commercial real estate debt investments in conjunction with reductions in the value of the real property securing such loans could cause us to fail to continue to qualify as a REIT.
Our commercial real estate debt and securities investments may be materially affected by a weak real estate market and economy in general. As a result, many of the terms of our commercial real estate debt may be modified to avoid taking title to a property. Under Treasury Regulations, if the terms of a loan are modified in a manner constituting a “significant modification,” such modification triggers a deemed exchange of the original loan for the modified loan. In general, if a loan is secured by real property and other property, the value of the personal property securing the loan exceeds 15% of the value of all property securing the loan and the highest principal amount of the loan outstanding during a taxable year exceeds the fair market value (“FMV”) of the real property securing the loan determined as of the date we agreed to acquire the loan or the date we significantly modified the loan, a portion of the interest income from such loan will not be qualifying income for purposes of the 75% gross income test although it may nevertheless be qualifying income for purposes of the 95% gross income test. A portion of the loan may also be a non-qualifying asset for purposes of the 75% asset test. The non-qualifying portion of such a loan would be subject to, among other requirements, the requirement that a REIT not hold securities representing more than 10% of the total value of the outstanding securities of any one issuer, or the 10% value test.
IRS Revenue Procedure 2014-51 provides a safe harbor pursuant to which we will not be required to redetermine the FMV of the real property securing a loan for purposes of the gross income and asset tests discussed above in connection with a loan modification that is: (i) occasioned by a borrower default; or (ii) made at a time when we reasonably believe that the modification to the loan will substantially reduce a significant risk of default on the original loan. No assurance can be provided that all of our loan modifications will qualify for the safe harbor in Revenue Procedure 2014-51. To the extent we significantly modify loans in a manner that does not qualify for that safe harbor, we will be required to redetermine the value of the real property securing the loan at the time it was significantly modified. In determining the value of the real property securing such a loan, we generally will not obtain third-party appraisals, but rather will rely on internal valuations. No assurance can be provided that the IRS will not successfully challenge our internal valuations. If the terms of our debt investments are “significantly modified” in a manner that does not qualify for the safe harbor in Revenue Procedure 2014-51 and the FMV of the real property securing such loans has decreased significantly, we could fail the 75% gross income test, the 75% asset test, the 5% asset test and/or the 10% value test. Unless we qualified for relief under certain Code cure provisions, such failures could cause us to fail to continue to qualify as a REIT.
Our acquisition of debt or securities investments may cause us to recognize income for federal income tax purposes even though no cash payments were received on the investments.
We may acquire debt or securities investments in the secondary market for less than their face amount. The amount of such discount will generally be treated as a “market discount” for federal income tax purposes. If these debt or securities investments provide for “payment-in-kind” interest, we may recognize “original issue discount” (“OID”) for federal income tax purposes. Moreover, we may acquire distressed debt investments that are subsequently modified by agreement with the borrower. If the amendments to the outstanding debt constitute “significant modifications” under the applicable Treasury Regulations, the modified debt may be considered to have been reissued to us in a debt-for-debt exchange with the borrower. In that event, if the debt is considered to be “publicly traded” for federal income tax purposes, the modified debt in our hands may be considered to have been issued with OID to the extent the FMV of the modified debt is less than the principal amount of the outstanding debt. In the event the debt is not considered to be “publicly traded” for federal income tax purposes, we may be required to recognize taxable income to the extent that the principal amount of the modified debt exceeds our cost of purchasing it. Also, certain loans that we originate and later modify and certain previously modified debt we acquire in the secondary market may be considered to have been issued with the OID at the time it was modified.
In general, we will be required to accrue OID on a debt instrument as taxable income in accordance with applicable federal income tax rules even though no cash payments may be received on such debt instrument on a current basis.
In the event a borrower with respect to a particular debt instrument encounters financial difficulty rendering it unable to pay stated interest as due, we may nonetheless be required to continue to recognize the unpaid interest as taxable income. Similarly, we may be required to accrue interest income with respect to subordinate mortgage-backed securities at the stated rate regardless of when their corresponding cash payments are received.
In order to meet the REIT distribution requirements, it might be necessary for us to arrange for short-term or possibly long-term borrowings, or to pay distributions in the form of our shares or other taxable in-kind distributions of property. We may need to borrow funds at times when the market conditions are unfavorable. Such borrowings could increase our costs and reduce our value.
Complying with REIT requirements may limit our ability to hedge effectively.
The REIT provisions of the Code may limit our ability to hedge our operations effectively. Our aggregate gross income from non-qualifying hedges, fees and certain other non-qualifying sources cannot exceed 5% of our annual gross income. As a result, we might have to limit our use of advantageous hedging techniques or implement those hedges through a TRS. Any hedging income earned by a TRS would be subject to federal, state and local income tax at regular corporate rates. This could increase the cost of our hedging activities or expose us to greater risks associated with interest rate or other changes than we would otherwise incur.
The failure of a mezzanine loan to qualify as a real estate asset could adversely affect our ability to qualify as a REIT.
We own mezzanine loans, for which the IRS has provided a safe harbor but not rules of substantive law addressing whether such loans will be treated as real estate assets. Pursuant to the safe harbor, if a mezzanine loan meets certain requirements, it will be treated by the IRS as a real estate asset for purposes of the REIT asset tests, and interest derived from the mezzanine loan will be treated as qualifying mortgage interest for purposes of the REIT 75% income test. Our mezzanine loans may not meet all of the requirements of this safe harbor. In the event we own a mezzanine loan that does not meet the safe harbor, the IRS could challenge such loan’s treatment as a real estate asset for purposes of the REIT asset and gross income tests and, if such a challenge were sustained, we could fail to qualify as a REIT.
General Risk Factors
Future recessions, downturns, disruptions or instability could have a materially adverse effect on our business.
From time to time, the global capital markets may experience periods of disruption and instability, which could cause disruptions in liquidity in the debt capital markets, significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated credit market and the failure of major financial institutions. Despite actions of U.S. and foreign governments, these events could contribute to worsening general economic conditions that materially and adversely impact the broader financial and credit markets and reduce the availability of debt and equity capital for the market as a whole and financial services firms in particular.
Deterioration of economic and market conditions in the future could negatively impact credit spreads as well as our ability to obtain financing, particularly from the debt markets.
Concerns over U.S. fiscal policy could have a material adverse effect on our business, financial condition and results of operations.
In prior years, financial markets were affected by significant uncertainty relating to the stability of U.S. fiscal and budgetary policy. Any continuing uncertainty, together with the continuing U.S. debt and budget deficit concerns, could contribute to a U.S. economic slowdown. The impact of U.S. fiscal uncertainty is inherently unpredictable and could adversely affect U.S. and global financial markets and economic conditions. These developments could cause interest rates and borrowing costs to rise, which may negatively impact our ability to access the debt markets on favorable terms. Continued adverse economic conditions could have a material adverse effect on our business, financial condition and results of operations.
Changes in laws or regulations governing our operations or the operations of our business partners may adversely affect our business or cause us to alter our business strategy.
We and our portfolio companies are subject to regulation at the local, state and federal level. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we are permitted to make, any of which could harm us and our stockholders, potentially with retroactive effect. Changes in laws or regulations governing the operations of those with whom we do business, including selected broker-dealers selling our shares, could also have a material adverse effect on our business, financial condition and results of operations.
In addition, any changes to the laws and regulations governing our operations relating to permitted investments may cause us to alter our investment strategy to avail ourselves of new or different opportunities. Such changes could result in material differences to our strategies and plans as set forth in this prospectus and may result in our investment focus shifting from the areas of expertise of Terra Income Advisors to other types of investments in which Terra Income Advisors may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and our value.
As a public company, we are subject to regulations not applicable to private companies, such as provisions of the Sarbanes-Oxley Act. Efforts to comply with such regulations involves significant expenditures, and non-compliance with such regulations may adversely affect us.
As a public company, we are subject to regulations not applicable to private companies, including provisions of the Sarbanes-Oxley Act and the related rules and regulations promulgated by the SEC. Our management is required to report on our internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act and rules and regulations of the SEC thereunder. We are required to review on an annual basis our internal control over financial reporting, and on a quarterly and annual basis, to evaluate and disclose changes in our internal control over financial reporting. This process diverts management’s time and attention. We cannot be certain as to the impact of our evaluation, testing and remediation actions on our operations, and we may not be able to ensure that the process is effective or that our internal control over financial reporting is or will be effective in a timely manner. In the event that we are unable to maintain an effective system of internal controls and maintain or achieve compliance with the Sarbanes-Oxley Act and related rules, we may be adversely affected.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
Some of the statements in this prospectus constitute forward-looking statements because they relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus may include, but are not limited to, statements as to:
•
our future operating results;

•
the potential negative impacts of COVID-19 on the global economy and the impacts of COVID-19 on our financial condition, results of operations, liquidity and capital resources and business operations;

•
actions that may be taken by governmental authorities to contain the COVID-19 outbreak or to treat its impact;

•
our business prospects and the prospects of our portfolio companies;

•
the impact of the investments that we expect to make;

•
the ability of our portfolio companies to achieve their objectives;

•
our current and expected financings and investments;

•
the adequacy of our cash resources, financing sources and working capital;

•
the timing and amount of cash flows, distributions and dividends, if any, from our portfolio companies;

•
our contractual arrangements and relationships with third parties;

•
actual and potential conflicts of interest with any of the following affiliated entities: Terra Income Advisors, our investment adviser; Terra Capital Partners, our sponsor; Terra REIT Advisors, a subsidiary of Terra Capital Partners; Terra Fund Advisors, LLC, an affiliate of Terra Capital Partners; Terra Income Funds; TPT; TPT 2; Terra International Fund 3 REIT, LLC; Terra Capital Advisors, LLC; Terra Capital Advisors 2, LLC; Terra Income Advisors 2, LLC; or any of their affiliates;

•
the dependence of our future success on the general economy and its effect on our investments;

•
our use of financial leverage;

•
the ability of Terra Income Advisors to locate suitable investments for us and to monitor and administer our investments;

•
the ability of Terra Income Advisors or its affiliates to attract and retain highly talented professionals;

•
our ability to elect to be taxed as, and maintain thereafter, our qualification as a REIT under the Code and as a BDC under the 1940 Act;

•
the impact on our business of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and the rules and regulations issued thereunder;

•
the effect of changes to tax legislation and our tax position; and

•
the tax status of the enterprises in which we invest.

In addition, words such as “anticipate,” “believe,” “expect” and “intend” indicate a forward-looking statement, although not all forward-looking statements include these words. The forward-looking statements contained in this prospectus involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” and elsewhere in this prospectus. Other factors that could cause actual results to differ materially include:
•
changes in the economy;

•
risks associated with possible disruption in our operations or the economy generally due to terrorism or natural disasters; and

•
future changes in laws or regulations and conditions in our operating areas.

We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus. Except as required by the federal securities laws, we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise. You are advised to consult any additional disclosures that we may make directly to you or through reports that we may file in the future with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. The forward-looking statements and projections contained in this prospectus or in periodic reports we file under the Exchange Act are excluded from the safe harbor protection provided by Section 27A of the Securities Act and Section 21E of the Exchange Act.

USE OF PROCEEDS
We estimate that the net proceeds that we will receive from this offering will be approximately $      million (or $      million if the underwriters exercise their option to purchase additional notes in full), based on an offering price of $25.00 per note, after deducting fees paid to the underwriters and estimated offering expenses of approximately $      million payable by us. This estimate is subject to change and no assurances can be given that actual expenses will not exceed such amount.
We expect to use the net proceeds from this offering to make investments in our targeted investments in accordance with our investment objectives and strategies described in this prospectus and for general corporate purposes.
Pending such use, we will invest the net proceeds primarily in high quality, short-term debt securities consistent with our BDC election and our election to be taxed as a REIT. See “Regulation — Temporary Investments.” Our ability to achieve our investment objectives may be limited to the extent that the net proceeds from an offering, pending full investment, are held in interest-bearing deposits or other short-term instruments.

CAPITALIZATION
The following table sets forth our capitalization as of September 30, 2020, on an actual basis and as adjusted to give effect to the sale of $       million aggregate principal amount of the notes at an offering price of $25.00 per note in this offering, after deducting the underwriting discounts and commissions and estimated offering expenses of approximately $      million payable by us and application of the net proceeds as discussed in more detail under “Use of Proceeds,” assuming no exercise by the underwriters of their option to purchase additional notes. This table should be read in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and our financial statements and notes thereto included in this prospectus.
	As of September 30, 2020
(Unaudited)	Actual	As Adjusted
Cash and cash equivalents
Cash and cash equivalents	$15,636,782
Restricted cash	1,159,878
Total cash and cash equivalents	$16,796,660
Debt
Obligations under participation agreements, at fair value (proceeds of $4,250,000)	$4,295,636
Notes offered hereby	—
Total Debt	$4,295,636
Stockholders’ equity
Common stock, par value $0.001 per share, 450,000,000 shares authorized, and 8,342,227 shares issued and outstanding	$8,342
Capital in excess of par	75,868,102
Accumulated distributable net income	943,038
Net assets	$76,819,482
NAV per share	$9.21

SELECTED FINANCIAL AND OTHER DATA
The following selected historical financial information and other data presented below should be read in conjunction with the information contained in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and our financial statements and the notes thereto included in this prospectus. Financial information as of September 30, 2020 and for the nine months ended September 30, 2020 and 2019 has been derived from our unaudited financial statements included in this prospectus. Financial information as of September 30, 2019 has been derived from our unaudited financial statements that are not included in this prospectus. Financial information as of December 31, 2019 and 2018 and for the year ended December 31, 2019, the transition period ended December 31, 2018 and the years ended September 30, 2018 and 2017 has been derived from our audited financial statements included in this prospectus. Financial information as of September 30, 2017, 2016 and 2015 and for the years ended September 30, 2016 and 2015 has been derived from our audited financial statements that are not included in this prospectus. The audited financial statements included in this prospectus were audited by KPMG LLP, an independent registered public accounting firm. Our historical results are not necessarily indicative of future results.
The selected financial data in this section are not intended to replace the financial statements and are qualified in their entirety by our financial statements and related notes included in this prospectus.

	Nine Months Ended September 30,		Year Ended December 31, 2019	Transition Period Ended December 31, 2018	Years Ended September 30,			For the period from June 24, 2015 through September 30, 2015
	2020	2019			2018	2017	2016
	(Unaudited)	(Unaudited)
Statement of operations data:
Total investment income	$7,902,387	$6,976,875	$10,005,857	$2,649,375	$8,751,096	$5,257,725	$3,016,699	$66,822
Base management fees	1,132,896	1,216,998	1,594,165	424,550	1,684,442	1,202,568	552,011	30,058
Servicing fees(1)	557,377	643,886	844,429	229,192	922,607	—	—	—
Incentive fees (reversal of incentive fees) on capital gains(2)	42,997	(44,408)	(32,884)	30,846	39,172	90,459	27,928	—
All other expenses	2,244,281	1,941,980	2,588,695	906,467	3,380,887	4,070,709	5,469,315	1,720,870
Total operating expenses	3,977,551	3,758,456	4,994,405	1,591,055	6,027,108	5,363,736	6,049,254	1,750,928
Less: Expense reimbursement from Adviser	—	—	—	—	—	—	(576,755)	(1,690,300)
Less: Reduction of offering costs	—	—	—	—	—	(944,248)	—	—
Net operating expenses	3,977,551	3,758,456	4,994,405	1,591,055	6,027,108	4,419,488	5,472,499	60,628
Net investment income (loss)	3,924,836	3,218,419	5,011,452	1,058,320	2,723,988	838,237	(2,455,800)	6,194
Net change in unrealized (depreciation) appreciation on investments and obligations under participation agreements	(965,703)	(222,044)	(160,320)	154,229	219,895	444,687	139,640	—
Realized gain on marketable securities	1,160,160	—	—	—	—	—	—	—
Net increase (decrease) in net assets resulting from operations	$4,119,293	$2,996,375	$4,851,132	$1,212,549	$2,943,883	$1,282,924	$(2,316,160)	$6,194
Per share data:
Net asset value	$9.21	$9.15	$9.16	$9.47	$9.56	$10.00	$10.06	$10.97
Net investment income (loss)	$0.47	$0.36	$0.57	$0.12	$0.31	$0.15	$(0.99)	$0.01
Net increase (decrease) in net assets resulting from operations	$0.50	$0.34	$0.56	$0.13	$0.34	$0.23	$(0.93)	$0.01
Distributions declared per share	$0.44	$0.65	$0.87	$0.22	$0.87	$0.90	$1.00	$0.27

	September 30, 2020	Year Ended December 31, 2019	Transition Period Ended December 31, 2018	Years Ended September 30,			For the period from June 24, 2015 through September 30, 2015
				2018	2017	2016
	(Unaudited)
Balance sheet data at period end:
Investments, at fair value	$20,183,878	$18,598,767	$23,571,020	$29,174,139	$23,675,007	$26,723,922	$—
Investments through participation, at fair value	44,443,755	43,237,452	55,915,765	43,246,193	22,121,382	2,022,814	2,000,000
Marketable securities	1,205,001
Cash and cash equivalents	15,636,782	17,057,558	6,072,043	15,753,725	32,176,500	31,634,296	8,248,797
Restricted cash	1,159,878	624,141	1,300,021	1,513,891	1,547,407	836,434	—
Other assets	664,167	588,631	738,537	713,927	546,977	914,757	1,090,355
Total assets	83,293,461	80,106,549	87,597,386	90,401,875	80,067,273	62,132,223	11,339,152
Obligations under participation agreements, at fair value	4,295,636	3,204,263	—	1,809,101	1,820,502	14,560,606	—
Transaction charge payable(1)	—	—	—	—	—	2,191,734	—
Interest reserve and other deposits held on investments	1,159,878	624,141	1,300,021	1,513,891	1,547,407	836,434	—
Due to Adviser, net	588,442	517,404	593,027	576,219	707,927	1,498,808	608,423
Accrued expenses and other liabilities	430,023	382,653	665,319	729,254	657,144	569,893	569,657
Total liabilities	6,473,979	4,728,461	2,558,367	4,628,465	4,732,980	19,657,475	1,178,080
Total net assets	$76,819,482	$75,378,088	$85,039,019	$85,773,410	$75,334,293	$42,474,748	$10,161,072
Other data:
Total return(3)	5.56%	6.15%	5.29%	4.02%	8.10%	(0.26)%	(10.36)%
Weighted average annualized coupon rate at period end(4)	12.23%	12.06%	12.06%	12.59%	12.39%	13.27%	12.00%
Number of investments at period end	9	10	15	16	10	5	1
Purchases of investments for the period	$12,339,257	$19,385,437	$16,343,778	$31,935,831	$44,777,167	$26,299,670	$2,000,000
Proceeds from obligations under participation agreements for the period	$1,129,112	$3,120,888	$—	$—	$—	$14,300,000	$—
Principal payments and sales of investments for the period	$9,048,232	$37,523,419	$9,616,158	$6,179,599	$28,508,960	$—	$—
Repayments of obligations under participation agreements for the period	$—	$—	$1,791,000	$—	$12,863,770	$—	$—

(1)
On September 30, 2017, we adopted the servicing plan (the “Servicing Plan”) and the second amended dealer manager agreement (the “Second Amended Dealer Manager Agreement”), which revised the terms of the servicing fee (which was previously referred to as a transaction charge). Pursuant to the Servicing Plan, Terra Capital Markets is entitled to receive a servicing fee at an annual rate of 1.125% of the most recently published NAV per share of our common stock, of which up to 0.75% is reallowed to selected dealers, excluding shares sold through the distribution reinvestment plan (“DRIP”), in exchange for providing certain administrative support services. The servicing fee is recorded as expense on the statements of operations in the period in which it was incurred. In connection with the adoption of the Servicing Plan and the Second Amended Dealer Manager Agreement, we reduced the previously recorded transaction charges by $3.2 million, as reflected on the statements of changes in net assets.

On December 23, 2020, Terra Capital Markets assigned certain of its administration support services and certain obligations under the Second Amended Dealer Manager Agreement to us. As a result of the assignment of the Second Amended Dealer Manager Agreement, we assumed certain administrative functions, including making future payments of the previously reallowed servicing fee under the Servicing Plan directly to selected dealers, effectively reducing the servicing fee to 0.75%. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Related Party Transactions — Compensation of Terra Income Advisors and Terra Capital Markets.”

(2)
For the nine months ended September 30, 2019 and the year ended December 31, 2019, we reversed $44,408 and $32,884 of incentive fees which were previously accrued, respectively. Incentive fees on capital gains are based on 20% of net unrealized capital gains. No incentive fees on capital gains are actually payable by us with respect to unrealized gains unless and until those gains are realized.

(3)
Total return is calculated assuming a purchase of shares of common stock at the current NAV per share on the first day and a sale at the current NAV per share on the last day of the periods reported. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under our DRIP. The total return does not consider the effect of any selling commissions or charges that may have been incurred in connection with the sale of shares of our common stock. Total return for the transition period ended December 31, 2018 was annualized. Total return for the fiscal year ended September 30, 2017 was 2.48% without the impact of reductions in offering costs and servicing fees.

(4)
The weighted average annualized coupon rate at period end is calculated based upon the par value of our debt investments and the related coupon rates.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS
The following discussion should be read in conjunction with our financial statements and related notes and other financial information appearing elsewhere in this prospectus. In addition to historical information, the following discussion and other parts of this prospectus contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to the factors discussed under “Risk Factors” and “Special Note About Forward-Looking Statements” appearing elsewhere in this prospectus.
Overview
We were incorporated under the general corporation laws of the State of Maryland on May 15, 2013, and commenced operations on June 24, 2015. Prior to June 24, 2015, we had no operations except for matters relating to our organization and registration. We are an externally managed, non-diversified, closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act, and previously elected to be taxed for federal income tax purposes, beginning with our taxable year ended September 30, 2015, and qualified annually thereafter, as a RIC under Subchapter M of the Code. On December 31, 2018, we announced our intention to change our tax election from taxation as a RIC to taxation as a REIT. The REIT tax election allows us to benefit from the preferential tax treatment afforded to RICs and REITs without us being subject to RIC-specific diversification restrictions. We elected to be taxed as a REIT under the Code commencing with our short taxable year beginning October 1, 2018 and ending December 31, 2018 and have continued to operate so as to qualify as a REIT under the Code. Concurrent with the change in tax election, we changed our fiscal year end from September 30 to December 31 to satisfy the REIT requirement.
Our investment activities are externally managed by Terra Income Advisors and supervised by our Board, a majority of whom are independent. Under the Investment Advisory Agreement, we have agreed to pay Terra Income Advisors an annual base management fee based on our average quarterly gross assets, as well as incentive fees based on our performance. As a result of the assignment of the Second Amended Dealer Manager Agreement, we assumed certain administrative functions, including making future payments of the previously reallowed servicing fee under the Servicing Plan directly to selected dealers, effectively reducing the servicing fee to 0.75%. See “— Related Party Transactions — Compensation of Terra Income Advisors and Terra Capital Markets” below.
On February 8, 2018, a pooled investment vehicle advised by Axar entered into an investment agreement with Terra Capital Partners and its affiliates pursuant to which Axar acquired from the respective owners thereof a 65.7% economic and voting interest in Terra Capital Partners and an initial 49% economic interest, but no voting interest, in Terra Income Advisors. On November 30, 2018, Axar purchased the remaining 34.3% economic interest in Terra Capital Partners (such transactions, together, the “Axar Transaction”). On April 25, 2019, we held our annual meeting of stockholders, at which time a new Investment Advisory Agreement was approved by the affirmative vote of a majority of the outstanding shares of common stock entitled to vote at the annual meeting. Accordingly, on April 30, 2019, Axar acquired the remaining 51% economic interest and 100% of the voting interest in Terra Income Advisors and we and Terra Income Advisors entered into a new Investment Advisory Agreement. Such new Investment Advisory Agreement has the same economic terms and is in all material respects otherwise on the same terms as the Investment Advisory Agreement in effect immediately prior to April 30, 2019, except for the date of the agreement. Pursuant to Section 15 of the 1940 Act, the new Investment Advisory Agreement has an initial two-year term, but will be required to be renewed annually thereafter at an in-person meeting of our Board.
Our primary investment objectives are to pay attractive and stable cash distributions and to preserve, protect and return capital contributions to stockholders. Our investment strategy is to originate and manage a diversified portfolio consisting of (i) commercial real estate loans to U.S. companies qualifying as “eligible portfolio companies” under the 1940 Act, including mezzanine loans, first and second lien mortgage loans, subordinated mortgage loans, bridge loans and other commercial real estate-related loans related to or secured by high quality commercial real estate in the United States and (ii) preferred equity real estate investments in U.S. companies qualifying as “eligible portfolio companies” under the 1940 Act. We may also purchase select commercial real estate-related debt securities, such as CMBS or CDOs.

The level of our investment activity depends on many factors, including the amount of debt and equity capital available to prospective borrowers, the level of refinancing activity for such companies, the availability of credit to finance transactions, the general economic environment and the competitive environment for the types of investments we make. Our distributions may exceed our earnings. Therefore, portions of the distributions that we make may represent a return of capital to investors for tax purposes, which will lower investors’ tax basis in their shares.
Since its discovery in December 2019, there has been a global outbreak of a novel coronavirus, or COVID-19, which has spread to over 200 countries and territories, including the United States, and has spread to every state in the United States. The World Health Organization has designated COVID-19 as a pandemic, and numerous countries, including the United States, have declared national emergencies with respect to COVID-19. The global impact of the outbreak has been rapidly evolving, and as cases of COVID-19 have continued to be identified in additional countries, many countries have reacted by instituting quarantines and restrictions on travel, closing financial markets and/or restricting trading, and limiting operations of non-essential offices and retail centers. Such actions are creating disruption in global supply chains, increasing rates of unemployment and adversely impacting many industries. The outbreak could have a continued adverse impact on economic and market conditions and trigger a period of global economic slowdown.
We believe that compelling opportunities for us will emerge as a result of the economic downtown caused by the COVID-19 pandemic. While it has had a demonstrable effect on employment, the economy and the national psyche, the impact of the pandemic on property values has yet to be fully realized. The reason is that property values are the result of slow moving forces, including consumer behavior, supply and demand for space, availability and pricing of mortgage financing and investor demand for property. As these factors become clear and commercial real estate is repriced accordingly, we believe there will be abundant opportunities available to experienced alternative lenders such as us to provide financing for property acquisition, refinancing, development and redevelopment on attractive terms that reflect the new realities of the economy.
Revenues
We generate revenue primarily in the form of interest on the debt securities that we hold. We make debt investments that bear interest at fixed and floating rates. Interest on debt securities is generally payable monthly. The principal amount of the debt securities and any accrued but unpaid interest generally become due at the maturity date. In addition, we may generate revenue in the form of exit fees payable upon repayment of the loans we hold, origination fees for loans we originate, commitment and other fees in connection with transactions, all of which are recorded as interest income. As prepayment(s), partial or full, occurs on an investment, prepayment income is recognized. Preferred returns earned on any preferred equity investments, if any, is recognized on an accrual basis to the extent that we expect to collect such amounts.
Expenses
Our primary operating expenses include interest expense from obligations under participation agreements, professional fees, payment of fees and reimbursement of expenses to Terra Income Advisors and other expenses necessary for our operations. We bear other expenses, which include, among other things:
•
the cost of calculating our NAV, including the related fees and cost of any third-party valuation services;

•
the cost of effecting sales and repurchases of shares of our common stock and other securities;

•
fees payable to third parties relating to, or associated with, monitoring our financial and legal affairs;

•
making investments and valuing investments, including fees and expenses associated with performing due diligence reviews of prospective investments;

•
interest payable on debt, if any, incurred to finance our investments;

•
transfer agent and custodial fees;

•
fees and expenses associated with marketing efforts;

•
servicing fees;

•
federal and state registration fees;

•
federal, state and local taxes;

•
independent directors’ fees and expenses, including travel expenses;

•
costs of director and stockholder meetings, proxy statements, stockholders’ reports and notices;

•
costs of fidelity bonds, directors and officers/errors and omissions liability insurance and other insurance premiums;

•
direct costs, including those relating to printing of stockholder reports and advertising or sales materials, mailing and long-distance telephone expenses;

•
fees and expenses associated with independent audits and outside legal costs, including compliance with the Sarbanes-Oxley Act, the 1940 Act and applicable federal and state securities laws;

•
costs associated with our chief compliance officer;

•
brokerage commissions for our investments; and

•
all other expenses incurred by us or Terra Income Advisors in connection with administering our investment portfolio, including expenses incurred by Terra Income Advisors in performing certain of its obligations under the Investment Advisory Agreement.

We reimburse Terra Income Advisors for expenses necessary to perform services related to our administration and operation. The amount of this reimbursement is set at the lesser of (i) Terra Income Advisors’ actual costs incurred in providing such services and (ii) the amount that our Board, including a majority of our independent directors, estimates we would be required to pay alternative service providers for comparable services in the same geographic location. Terra Income Advisors is required to allocate the cost of such services to us based on objective factors, such as total assets, revenues, time allocations and/or other reasonable metrics. Our Board then assesses the reasonableness of such reimbursements based on the breadth, depth and quality of such services as compared to the estimated cost to us of obtaining similar services from third-party providers known to be available. In addition, our Board considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, our Board compares the total amount paid to Terra Income Advisors for such services as a percentage of our net assets to the same ratio as reported by other comparable BDCs. We do not reimburse Terra Income Advisors for any services for which it receives a separate fee, or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of Terra Income Advisors.
Net Loan Investment Portfolio
The tables below present our investment portfolio on a net investment basis, which represents our proportionate share of the investments, based on our economic ownership of these investments. This measure is used in reports to our executive management and is used as a component to the asset base from which we calculate our base management fee. We believe that this measure provides useful information to investors because it represents our total assets under management and the financial exposure of each investment individually.

	September 30, 2020
	Gross Loan Investments		Transfers Treated as Obligations Under Participation Agreements		Net Loan Investments
	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair value
370 Lex Part Deux, LLC	$18,322,674	$17,992,411	$—	$—	$18,322,674	$17,992,411
LD Milpitas Mezz, LP	17,093,563	17,182,545	4,282,006	4,295,636	12,811,557	12,886,909
Orange Grove Property Investors, LLC	8,525,880	8,556,092	—	—	8,525,880	8,556,092
Stonewall Station Mezz LLC	4,521,905	4,519,049	—	—	4,521,905	4,519,049
RS JZ Driggs, LLC	4,141,000	4,141,273	—	—	4,141,000	4,141,273
City Gardens 333 LLC	3,914,239	3,922,584	—	—	3,914,239	3,922,584
NB Private Capital, LLC	3,383,530	3,404,805	—	—	3,383,530	3,404,805
Dwight Mezz II LLC	3,000,000	3,001,333	—	—	3,000,000	3,001,333
TSG-Parcel 1, LLC	1,907,778	1,907,541	—	—	1,907,778	1,907,541
Total loan investments	64,810,569	64,627,633	4,282,006	4,295,636	60,528,563	60,331,997
Marketable securities	1,176,006	1,205,001	—	—	1,176,006	1,205,001
Total investments	$65,986,575	$65,832,634	$4,282,006	$4,295,636	$61,704,569	$61,536,998

	December 31, 2019
	Gross Loan Investments		Transfers Treated as Obligations Under Participation Agreements		Net Loan Investments
	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair value
370 Lex Part Deux, LLC	$16,871,046	$16,882,760	$—	$—	$16,871,046	$16,882,760
LD Milpitas Mezz, LP	12,480,889	12,817,047	3,130,788	3,204,263	9,350,101	9,612,784
Orange Grove Property Investors, LLC	8,484,231	8,556,332	—	—	8,484,231	8,556,332
Stonewall Station Mezz LLC	4,310,524	4,348,735	—	—	4,310,524	4,348,735
RS JZ Driggs, LLC	4,127,222	4,138,668	—	—	4,127,222	4,138,668
City Gardens 333 LLC	3,906,762	3,928,089	—	—	3,906,762	3,928,089
NB Private Capital, LLC	3,306,795	3,363,464	—	—	3,306,795	3,363,464
Dwight Mezz II LLC	3,000,000	3,075,315	—	—	3,000,000	3,075,315
Hertz Clinton One Mezzanine, LLC	2,457,144	2,706,405	—	—	2,457,144	2,706,405
TSG-Parcel 1, LLC	2,020,000	2,019,404	—	—	2,020,000	2,019,404
Total loan investments	$60,964,613	$61,836,219	$3,130,788	$3,204,263	$57,833,825	$58,631,956

	Three Months Ended September 30,
	2020		2019
	Weighted Average Principal Amount	Weighted Average Coupon Rate	Weighted Average Principal Amount	Weighted Average Coupon Rate
Gross loan investments	$65,551,561	12.3%	$68,097,232	12.1%
Obligations under participation agreements	(4,250,000)	13.0%	(1,487,989)	13.0%
Net loan investments(1)	$61,301,561	12.2%	$66,609,243	12.1%

	Nine Months Ended September 30,
	2020		2019
	Weighted Average Principal Amount	Weighted Average Coupon Rate	Weighted Average Principal Amount	Weighted Average Coupon Rate
Gross loan investments	$65,148,016	12.3%	$66,210,876	12.0%
Obligations under participation agreements	(4,085,391)	13.0%	(643,918)	13.0%
Net loan investments(1)	$61,062,625	12.2%	$65,566,958	12.1%

(1)
The weighted average coupon rate for net investments represents net interest income over the period calculated using the weighted average coupon rate and weighted average principal amount shown on the table (interest income on the investments less interest expense) divided by the weighted average principal amount of the net investments during the period.

Many companies, and in particular those in the hospitality and office sectors, have been, and are expected to continue to be, negatively impacted by the COVID-19 pandemic. Our portfolio is concentrated in a limited number of industries and borrowers, and, as a result, a downturn in any particular industry or borrower in which we are heavily invested may significantly impact the aggregate returns we realize. If an industry in which we are heavily invested suffers from adverse business or economic conditions (as a result of the COVID-19 pandemic or otherwise), a material portion of our investment could be affected adversely, which, in turn, could adversely affect our financial position and results of operations. As of September 30, 2020, our investments secured by hospitality and office properties represented approximately 28.3% and 23.4%, respectively, of our net assets. In addition, as of September 30, 2020, our largest loan investment represented approximately 23.4% of our net assets and our top three loan investments represented approximately 56.9% of our net assets. See “Risk Factors — Our loan portfolio is concentrated in a limited number of industries and borrowers, which may subject us to a risk of significant loss if there is a downturn in a particular industry in which we are concentrated or if one of our larger borrowers encounters financial difficulties. For example, as of September 30, 2020, our investments secured by hospitality and office properties represented approximately 28.3% and 23.4%, respectively, of our net assets, we held only nine investments, our largest loan investment represented approximately 23.4% of our net assets and our top three loan investments represented approximately 56.9% of our net assets.”
Portfolio Investment Activity
For the three and nine months ended September 30, 2020, we invested $1.2 million and $6.0 million in marketable securities and received proceeds from sale of marketable securities of $0.2 million and $6.0 million, resulting in net investments of $1.0 million and less than $0.1 million, respectively. There were no marketable securities invested or sold for the three and nine months ended September 30, 2019.
Additionally, for the three months ended September 30, 2020 and 2019, we invested $0.6 million and $6.0 million in add-on loans, and had $2.6 million and $4.2 million of repayments, resulting in net loan repayments of $2.0 million and net loan investments of $1.8 million, respectively. For the nine months ended September 30, 2020 and 2019, we invested $6.3 million and $13.2 million in add-on loans, and had

$3.1 million and $23.1 million of loan repayments, resulting in net loan investments of $3.3 million and net loan repayments of $9.9 million, respectively.
Our portfolio composition, based on fair value at September 30, 2020 and December 31, 2019 was as follows:
	September 30, 2020			December 31, 2019
	Investments at Fair Value	Percentage of Total Portfolio	Weighted Average Coupon Rate(1)	Investments at Fair Value	Percentage of Total Portfolio	Weighted Average Coupon Rate(1)
Loans	$20,183,878	30.7%	12.7%	$18,598,767	30.1%	12.5%
Loans through participation interest	44,443,755	67.5%	12.1%	43,237,452	69.9%	11.9%
Marketable securities	1,205,001	1.8%	8.5%	—	—%	—%
Total	$65,832,634	100.0%	12.2%	$61,836,219	100.0%	12.1%

(1)
Based upon the principal value of our investments.

The following table shows the portfolio composition by property type grouping based on fair value at September 30, 2020 and December 31, 2019:
	September 30, 2020		December 31, 2019
	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Hotel	$21,701,594	33.0%	$17,165,782	27.8%
Office	17,992,411	27.4%	19,589,165	31.7%
Condominium	8,556,092	13.0%	8,556,332	13.8%
Multifamily	8,063,857	12.2%	4,138,668	6.7%
Student housing	6,406,138	9.7%	10,366,868	16.7%
Land	1,907,541	2.9%	2,019,404	3.3%
Total loan investments	64,627,633	98.2%	61,836,219	100.0%
Marketable securities	1,205,001	1.8%	—	—%
Total investments	$65,832,634	100.0%	$61,836,219	100.0%
Obligations under Participation Agreements
We may enter into participation agreements with related and unrelated parties, primarily other affiliated funds of our sponsor. The participation agreements provide us with the opportunity to invest along the same terms, conditions, price, and rights in the specified investment. The purpose of the participation agreements is to allow us and an affiliate to originate a specified investment when, individually, we do not have the liquidity to do so or to achieve a certain level of portfolio diversification. We may transfer portions of our investments to other participants or we may be a participant to an investment held by another entity.
Certain partial loan sales do not qualify for sale accounting because these sales do not meet the definition of a “participating interest,” as defined in the guidance, in order for sale treatment to be allowed. Participations or other partial loan sales which do not meet the definition of a participating interest remain as an investment on the accompanying statements of assets and liabilities and the portion transferred is recorded as obligations under participation agreements in the liabilities section of the statements of assets and liabilities.
As of September 30, 2020, and December 31, 2019, obligations under participation agreements at fair value was $4.3 million and $3.2 million, respectively, and the weighted average interest rate on the obligations under participation agreements as of both dates was 13.0%. For the nine months ended September 30, 2020 and 2019, we transferred $1.1 million and $2.0 million of investments to affiliates through participation agreements, respectively, and did not make any repayments on obligations under participation agreements.
Results of Operations
Comparison of the Three and Nine Months Ended September 30, 2020 and 2019
Operating results for the three and nine months ended September 30, 2020 and 2019 were as follows:
	Three Months Ended September 30,			Nine Months Ended September 30,
	2020	2019	Change	2020	2019	Change
Total investment income	$3,491,727	$2,322,049	$1,169,678	$7,902,387	$6,976,875	$925,512
Total operating expenses	1,261,498	1,167,685	93,813	3,977,551	3,758,456	219,095
Net investment income	2,230,229	1,154,364	1,075,865	3,924,836	3,218,419	706,417
Net change in unrealized depreciation on investments	(173,793)	(88,082)	(85,711)	(1,025,547)	(214,660)	(810,887)
Net realized gain on investments	75,030	—	75,030	1,160,160	—	1,160,160
Net change in unrealized depreciation (appreciation) on obligations under participation agreements	5,662	(4,149)	9,811	59,844	(7,384)	67,228
Net increase in net assets resulting from operations	$2,137,128	$1,062,133	$1,074,995	$4,119,293	$2,996,375	$1,122,918
Investment Income
The composition of our investment income for the three and nine months ended September 30, 2020 and 2019 was as follows:
	Three Months Ended September 30,			Nine Months Ended September 30,
	2020	2019	Change	2020	2019	Change
Interest income	$2,181,815	$2,295,588	$(113,773)	$6,525,643	$6,889,915	$(364,272)
Prepayment fee income	1,280,290	—	1,280,290	1,280,290	32,721	1,247,569
Other income	29,622	26,461	3,161	96,454	54,239	42,215
Total investment income	$3,491,727	$2,322,049	$1,169,678	$7,902,387	$6,976,875	$925,512
Interest Income
For the three and nine months ended September 30, 2020 as compared to the same periods in 2019, interest income decreased by $0.1 million and $0.4 million, respectively, primarily due to a decrease in net origination, extension and disposition fee income as well as a decrease in interest on cash. For both comparable periods, contractual interest income was substantially the same because the increase in contractual interest income on investments resulting from an increase in weighted average interest rate on investments was substantially offset by a decrease in contractual interest income on investments resulting from a decrease in weighted average principal balance on investments.
Prepayment Fee Income
Prepayment fee income represents prepayment fees charged to borrowers for the early repayment of loans.
For each of the three and nine months ended September 30, 2020, we received prepayment fee income of $1.3 million on a loan that the borrower repaid more than four years before maturity. For the nine months ended September 30, 2019, we received prepayment fee income of $0.03 million on the early repayment of a loan.

Operating Expenses
The composition of our operating expenses for the three and nine months ended September 30, 2020 and 2019 was as follows:
	Three Months Ended September 30,			Nine Months Ended September 30,
	2020	2019	Change	2020	2019	Change
Base management fees	$383,244	$390,008	$(6,764)	$1,132,896	$1,216,998	$(84,102)
(Reversal of incentive fees) incentive fees on capital gains	(18,620)	(18,446)	(174)	42,997	(44,408)	87,405
Operating expense reimbursement to Adviser	213,746	223,458	(9,712)	638,508	690,544	(52,036)
Servicing fees	189,572	201,911	(12,339)	557,377	643,886	(86,509)
Professional fees	256,111	233,388	22,723	890,866	843,782	47,084
Interest expense from obligations under participation agreements	144,763	55,184	89,579	426,333	71,733	354,600
Directors’ fees	30,125	18,125	12,000	93,375	70,875	22,500
Insurance expense	53,881	53,584	297	161,420	160,254	1,166
General and administrative expenses	8,676	10,473	(1,797)	33,779	104,792	(71,013)
Total operating expenses	$1,261,498	$1,167,685	$93,813	$3,977,551	$3,758,456	$219,095
For the three and nine months ended September 30, 2020 as compared to the same periods in 2019, total operating expenses increased by $0.1 million and $0.2 million, respectively. The reasons for the changes are stated below.
Base Management Fees
Under the Investment Advisory Agreement, we pay Terra Income Advisors a base management fee, which is calculated at an annual rate of 2.0% of our average gross assets.
For the three and nine months ended September 30, 2020 as compared to the same periods in 2019, base management fees decreased by $0.01 million and $0.08 million, respectively, due to a decrease in our gross assets.
Incentive Fees on Capital Gains
Under the Investment Advisory Agreement, we pay Terra Income Advisors an incentive fee on capital gains equal to 20.0% of our net realized capital gains. No incentive fees on capital gains are actually payable by us with respect to unrealized gains until those gains are realized.
For the three and nine months ended September 30, 2020, we reversed the previously accrued incentive fees on capital gains of $18,620 and recorded incentive fees on capital gains of $42,997, respectively. For the three and nine months ended September 30, 2019, we reversed the previously accrued incentive fees on capital gains of $18,446 and $44,408, respectively, because we had a decrease in unrealized appreciation on investments for the periods.
Operating Expense Reimbursement to Adviser
Under the Investment Advisory Agreement, we reimburse Terra Income Advisors for operating expenses incurred in connection with administrative services provided to us, including compensation to administrative personnel.
For the three and nine months ended September 30, 2020 as compared to the same periods in 2019, operating expense reimbursement to our advisor decreased by $9.7 thousand and $52.0 thousand,

respectively, primarily due to a decrease in our allocation ratio in relation to affiliated funds managed by Terra Income Advisors and its affiliates.
Servicing Fees
On September 30, 2017, we adopted the Servicing Plan and the Second Amended Dealer Manager Agreement, which revised the terms of the servicing fee (which was previously referred to as a transaction charge). Pursuant to the Servicing Plan, Terra Capital Markets is entitled to receive a servicing fee at an annual rate of 1.125% of the most recently published NAV per share of our common stock, of which up to 0.75% is reallowed to selected dealers, excluding shares sold through the DRIP, in exchange for providing certain administrative support services. On December 23, 2020, Terra Capital Markets assigned certain of its administration support services and certain obligations under the Second Amended Dealer Manager Agreement to us. As a result of the assignment of the Second Amended Dealer Manager Agreement, we assumed certain administrative functions, including making future payments of the previously reallowed servicing fee under the Servicing Plan directly to selected dealers, effectively reducing the servicing fee to 0.75%. See “— Related Party Transactions — Compensation of Terra Income Advisors and Terra Capital Markets.”
For the three and nine months ended September 30, 2020 as compared to the same periods in 2019, servicing fees decreased by $0.01 million and $0.09 million, respectively, due to a decrease in our NAV.
Interest Expense from Obligations under Participation Agreements
For the three and nine months ended September 30, 2020 as compared to the same periods in 2019, interest expense from obligations under participation agreements increased by $0.1 million and $0.4 million, respectively, primarily due to an increase in the weighted average principal balance on obligations under participation agreements.
General and Administrative Expenses
For the nine months ended September 30, 2020 as compared to the same period in 2019, general and administrative expenses decreased by $0.1 million, primarily due to filing and printing fees incurred in connection with our 2019 annual stockholders meeting held on April 25, 2019.
Net Change in Unrealized Appreciation or Depreciation on Investments and Obligations under Participation Agreements
Net change in unrealized appreciation or depreciation on investments and obligations under participation agreements reflects the change in our portfolio investment values during the reporting period, including any reversal of previously recorded unrealized gains or losses, when gains or losses are realized. Valuation of our portfolio investments and obligations under participation agreements fluctuates over time, reflecting changes in the market yields for loans and debt investments, and any associated premium or discount and origination or exit fee are amortized down or accreted up to par value as each investment approaches maturity.
2020 — For the three months ended September 30, 2020, we recorded an increase in net change in unrealized depreciation on investments of $0.2 million, reflecting the early repayment of a loan, at which time we reversed the previously recorded unrealized gain. For the nine months ended September 30, 2020, we recorded an increase in net change in unrealized depreciation on investments of $1.0 million, primarily due to widening credit spreads partially offset by decreases in underlying index rates as a result of the macro-economic conditions impacted by the COVID-19 outbreak. For additional information concerning the COVID-19 pandemic and its potential impact on our business and our operating results, see Risk Factors — “The continuing spread of a new strain of coronavirus, which causes the viral disease known as COVID-19, may adversely affect our investments and operations.”
2019 — For the three and nine months ended September 30, 2019, we recognized increases in unrealized depreciation on investments of $0.1 million and $0.2 million, respectively, primarily due to several loans approaching maturity in the current periods, of which two were settled at par.

Net Realized Gain on Investments
For the three and nine months ended September 30, 2020, we sold certain marketable securities and recognized a net realized gain on investments of $0.1 million and $1.2 million, respectively. There was no such gain for the three and nine months ended September 30, 2019.
Net Increase in Net Assets Resulting from Operations
For the three months ended September 30, 2020 and 2019, we recorded a net increase in net assets resulting from operations of $2.1 million and $1.1 million, respectively. Based on the weighted average shares of common stock outstanding, our per share net increase in net assets resulting from operations was $0.26 and $0.12, respectively.
For the nine months ended September 30, 2020 and 2019, we recorded a net increase in net assets resulting from operations of $4.1 million and $3.0 million, respectively. Based on the weighted average shares of common stock outstanding, our per share net increase in net assets resulting from operations was $0.50 and $0.34, respectively.
Comparison of Full Year December 31, 2019 and December 31, 2018 (Unaudited)
Operating results for the years ended December 31, 2019 and 2018 were as follows:
	Years Ended December 31,
	2019	2018	Change
	(Unaudited)
Total investment income	$10,005,857	$9,576,584	$429,273
Total operating expenses	4,994,405	6,127,666	(1,133,261)
Net investment income	5,011,452	3,448,918	1,562,534
Net change in unrealized appreciation on investments	(86,846)	372,288	(459,134)
Net change in unrealized appreciation on obligations under participation agreements	(73,474)	11,171	(84,645)
Net increase in net assets resulting from operations	$4,851,132	$3,832,377	$1,018,755
Investment Income
The composition of our investment income for the years ended December 31, 2019 and 2018 was as follows:
	Years Ended December 31,
	2019	2018	Change
	(Unaudited)
Interest income	$9,242,765	$9,497,050	$(254,285)
Prepayment fee income	675,779	—	675,779
Other fee income	87,313	79,534	7,779
Total investment income	$10,005,857	$9,576,584	$429,273
Interest Income
For the year ended December 31, 2019 as compared to the same period in 2018, interest income decreased by $0.3 million, primarily due to a decrease in the weighted average coupon rate as well as a decrease in weighted average principal balance on our investments. For the year ended December 31, 2019, the weighted average principal balance of our investment portfolio decreased to an average of $66.3 million from an average of $66.5 million for the same period in 2018, and the weighted average coupon rate of our investment portfolio decreased to 12.1% from 12.6% for the same period in 2018. The decrease in weighted average principal balance was due to lower volume of new investments made than repayments of investments. The decrease in weighted average coupon rate was due to our investments having lower coupon rates than those of the investments that were repaid.
Prepayment Fee Income
Prepayment fee income represents prepayment fees charged to borrowers for the early repayment of loans.
For the year ended December 31, 2019, we received prepayment fee income of $0.7 million, primarily related to the early repayment of a loan. For the year ended December 31, 2018, there was no prepayment fee income received.
Operating Expenses
The composition of our operating expenses for the years ended December 31, 2019 and 2018 was as follows:
	Years Ended December 31,
	2019	2018	Change
	(Unaudited)
Base management fees	$1,594,165	$1,716,429	$(122,264)
Incentive fees on capital gains	(32,884)	73,407	(106,291)
Operating expense reimbursement to Advisor	897,816	907,405	(9,589)
Servicing fees	844,429	944,744	(100,315)
Professional fees	1,079,139	1,668,897	(589,758)
Interest expense from obligations under participation agreements	159,904	237,569	(77,665)
Marketing expenses	—	91,570	(91,570)
Amortization of deferred offering costs	—	114,132	(114,132)
Directors’ fees	122,000	117,875	4,125
Insurance expense	213,837	212,279	1,558
General and administrative expenses	115,999	43,359	72,640
Total operating expenses	$4,994,405	$6,127,666	$(1,133,261)
For the year ended December 31, 2019 as compared to the same period in 2018, total operating expenses decreased by $1.1 million. The reasons for the changes are stated below.
Base Management Fees
Under the Investment Advisory Agreement, we pay Terra Income Advisors a base management fee, which is calculated at an annual rate of 2.0% of our average gross assets.
For the year ended December 31, 2019 as compared to the same period in 2018, base management fees decreased by $0.1 million, due to a decrease in our gross assets.
Servicing Fees
On September 30, 2017, we adopted the Servicing Plan and the Second Amended Dealer Manager Agreement, which revised the terms of the servicing fee (which was previously referred to as a transaction charge). Pursuant to the Servicing Plan, Terra Capital Markets is entitled to receive a servicing fee at an annual rate of 1.125% of the most recently published NAV per share of our common stock, of which up to 0.75% is reallowed to selected dealers, excluding shares sold through the DRIP, in exchange for providing certain administrative support services. On December 23, 2020, Terra Capital Markets assigned certain of its administration support services and certain obligations under the Second Amended Dealer Manager

Agreement to us. As a result of the assignment of the Second Amended Dealer Manager Agreement, we assumed certain administrative functions, including making future payments of the previously reallowed servicing fee under the Servicing Plan directly to selected dealers, effectively reducing the servicing fee to 0.75%. See “— Related Party Transactions — Compensation of Terra Income Advisors and Terra Capital Markets.”
For the year ended December 31, 2019 as compared to the same period in 2018, servicing fees decreased by $0.1 million, due to a decrease in our NAV.
Professional Fees
For the year ended December 31, 2019 as compared to the same period in 2018, professional fees decreased by $0.6 million, primarily due to additional legal fees incurred in connection with the filing of our preliminary proxy statement in 2018.
Interest Expense from Obligations under Participation Agreements
For the year ended December 31, 2019 as compared to the same period in 2018, interest expense from obligations under participation agreements decreased by $0.1 million, primarily due to a decrease in the weighted average principal balance on obligations under participation agreements as well as a decrease in the weighted average coupon rate on obligations under participation agreements. For the year ended December 31, 2019, the weighted average principal balance on obligations under participation agreements decreased to $1.1 million, from an average principal balance of $1.7 million for the same period in 2018 and the weighted average coupon rate on obligations under participation decreased to 9.5%, from 13.0% for the same period in 2018. The decrease in weighted average principal balance on obligations under participation agreements was due to higher repayment amounts than proceeds from obligations under participation agreements. The decrease in weighted average coupon rate on obligations under participation agreement was due to investments sold through participation agreements having lower coupon rates than those of the obligations under participation agreements that were repaid.
Marketing Expenses
For the year ended December 31, 2019, we did not recognize any marketing expenses, compared to the recognition of $0.1 million of marketing expense for the same period in 2018, respectively, primarily due to the ending of the Offering on April 20, 2018.
Amortization of Deferred Offering Costs
All deferred offering costs incurred during the offering period were recorded as deferred charge and amortized over twelve months from the date the cost was incurred, with the exception of those costs incurred prior to the commencement of operations on June 24, 2015, which were amortized over a 12-month period from that date forward. Any unamortized offering costs were written off at the end of the Offering.
For the year ended December 31, 2019, we did not record any amortization of deferred offering costs because the Offering ended on April 20, 2018. For the year ended December 31, 2018, amortization of deferred offering costs was $0.1 million, primarily related to the write-off of the unamortized offering costs in connection with the ending of the Offering on April 20, 2018.
General and Administrative Expenses
For the year ended December 31, 2019 as compared to the same period in 2018, general and administrative expenses increased by $0.1 million, primarily due to fees incurred in connection with the 2019 annual meeting of stockholders. Due to the Axar Transaction, we did not have an annual meeting of stockholders last year.
Net Change in Unrealized Appreciation or Depreciation on Investments and Obligations under Participation Agreements
Net change in unrealized appreciation or depreciation on investments and obligations under participation agreements reflects the change in our portfolio investment values during the reporting period,

including any reversal of previously recorded unrealized gains or losses, when gains or losses are realized. Valuation of our portfolio investments and obligations under participation agreements fluctuates over time, reflecting changes in the market yields for loans and debt investments, and any associated premium or discount and origination or exit fee are amortized down or accreted up to par value as each investment approaches maturity.
For the year ended December 31, 2019, we recognized a decrease in unrealized appreciation on investments of $0.1 million, compared to an increase in unrealized appreciation on investments of $0.4 million for the same period in 2018. The decrease in unrealized appreciation on investments for the current period was due to several loans approaching maturity in the current period, of which three were settled at par. The increase in unrealized appreciation on investments for the year ended December 31, 2018 was due to new investments made in 2018 with higher fair values than the corresponding costs.
For the year ended December 31, 2019, we recognized an increase in unrealized appreciation on obligations under participation agreements of $0.1 million, compared to a decrease in unrealized appreciation on obligations under participation agreements of less than $0.1 million for the same period in 2018. The increase in unrealized appreciation on obligations under participation agreement in the current period was due to the transfer of an investment to an affiliate in 2019 through a participation agreement with higher fair value than the corresponding cost.
Net Increase in Net Assets Resulting from Operations
For the years ended December 31, 2019 and 2018, we recorded a net increase in net assets resulting from operations of $4.9 million and $3.8 million, respectively. Based on the weighted average shares of common stock outstanding, our per share net increase in net assets resulting from operations was $0.56 and $0.43, respectively.
Financial Condition, Liquidity and Capital Resources
We currently generate cash primarily from cash flows from interest, dividends and fees earned from our investments and principal repayments and proceeds from sales of our investments. Our primary use of cash is for our targeted investments, payments of our expenses and cash distributions to our stockholders.
Prior to investing in securities of portfolio companies, we invest the net proceeds from the offering of securities and from sales and paydowns of existing investments primarily in cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, consistent with our BDC election.
We may borrow funds to make investments to the extent we determine that leveraging our portfolio would be appropriate. We have not decided whether, and to what extent, we will finance portfolio investments using debt or the specific form that any such financing would take. Accordingly, we cannot predict with certainty what terms any such financing would have or the costs we would incur in connection with any such arrangement. We currently do not anticipate issuing any preferred stock; however, our charter authorizes us the ability to do so.
We do not have any material commitments for capital resources as of the end of the last fiscal year. We are not aware of any known trends in our capital resources or any material changes in the mix and relative cost of such resources
Cash Flows for the Nine Months Ended September 30, 2020
Operating Activities — For the nine months ended September 30, 2020, net cash provided by operating activities was $0.7 million. The level of cash flows used in or provided by operating activities is affected by the timing of purchases, repayments and sales of portfolio investments, among other factors. Cash flows used in operating activities for the nine months ended September 30, 2020 were primarily related to repayments and proceeds from sale of investments of $9.0 million, cash generated from operations of $4.0 million, partially offset by purchases of investments of $12.3 million.

Financing Activities — For the nine months ended September 30, 2020, net cash used in financing activities was $1.5 million, primarily related to distributions paid to stockholders of $2.7 million, partially offset by proceeds from obligations under participation agreements of $1.1 million.
Cash Flows for the Year Ended December 31, 2019
Operating Activities — For the year ended December 31, 2019, net cash provided by operating activities was $21.7 million. The level of cash flows used in or provided by operating activities is affected by the timing of purchases, repayments and sales of portfolio investments, among other factors. Cash flows provided by operating activities for the year ended December 31, 2019 were primarily repayments of investments of $37.5 million, partially offset by purchases of investments of $19.4 million.
Financing Activities — For the year ended December 31, 2019, net cash used in financing activities was $11.4 million, primarily related to payments for repurchases of common stock under stock repurchase plan of $9.2 million and distributions paid to stockholders of $5.4 million, partially offset by proceeds from obligations under participation agreements of $3.1 million.
Cash Flows for the Year Ended December 31, 2018 (Unaudited)
Operating Activities — For the year ended December 31, 2018, net cash used in operating activities was $22.7 million. The level of cash flows used in or provided by operating activities is affected by the timing of purchases, repayments and sales of portfolio investments, among other factors. Cash flows used in operating activities for the year ended December 31, 2018 were primarily purchases of investments totaling $39.6 million, partially offset by repayments of investments of $15.8 million.
Financing Activities — For the year ended December 31, 2018, net cash used in financing activities was $2.2 million, primarily related to distributions paid to stockholders of $5.5 million, payments for repurchases of common stock under stock repurchase plan of $4.2 million, repayment of obligations under participation agreements of $1.8 million, and payments of selling commissions and dealer manager fees of $0.5 million, partially offset by proceeds from the issuance of common stock of $9.7 million.
REIT Status and Distributions
We elected to be taxed as a REIT under the Code commencing with our short taxable year beginning October 1, 2018 and ending December 31, 2018, and we believe that we have operated in such a manner to continue to be taxed as a REIT for federal income tax purposes. In order to qualify as a REIT, we are required, among other things, to distribute at least 90% of our REIT net taxable income to our stockholders and meet certain tests regarding the nature of our income and assets. As long as the distributions are declared by the due date of the tax return, including extensions, distributions paid up to one year after the current tax year can be carried back to the prior tax year for determining the distributions paid in such tax year. We are also subject to nondeductible federal excise taxes if we do not distribute at least 85% of our ordinary income, 95% of our capital gain net income, if any, and any recognized and undistributed income from prior years on which we paid no federal income taxes. We have made sufficient distributions to our stockholders with respect to our 2018 and 2019 taxable years to qualify to be taxed as a REIT and to preclude the imposition of either U.S. federal corporate income or excise taxation.
Distributions to our stockholders are recorded as of the record date. Subject to the discretion of our Board and applicable legal restrictions, we declare ordinary cash distributions on either a monthly or quarterly basis and pay such distributions on a monthly basis. We calculate each stockholder’s specific distribution amount for the period using daily record dates, and each stockholder’s distributions begin to accrue on the date we accept such stockholder’s subscription for shares of our common stock. From time to time at the discretion of our Board, we may also pay special interim distributions in the form of cash or shares of common stock.
During certain periods, our distributions may exceed our earnings. As a result, it is possible that some or all of the distributions we make will represent a return of capital for tax purposes. A return of capital generally is a return of an investor’s investment rather than a return of earnings or gains derived from our investment activities and will be made after deducting the fees and expenses payable in connection with the offering of securities, including any fees payable to Terra Income Advisors. Each year a statement on Form 1099-DIV identifying the sources of the distributions will be mailed to our stockholders.
We intend to continue to make our ordinary distributions in the form of cash out of assets legally available for distribution unless stockholders elect to receive their cash distributions in additional shares of our common stock under our DRIP. Any distributions reinvested under the plan will nevertheless remain taxable to a U.S. stockholder.
We have adopted an “opt in” DRIP for our stockholders. As a result, if we make a cash distribution, our stockholders will receive distributions in cash unless they specifically “opt in” to the DRIP so as to have their cash distributions reinvested in additional shares of our common stock. However, certain state authorities or regulators may impose restrictions from time to time that may prevent or limit a stockholder’s ability to participate in the DRIP.
We may fund our cash distributions to stockholders from any sources of funds available to us, including, borrowings, net investment income from operations, capital gain proceeds from the sale of assets, non-capital gain proceeds from the sale of assets, dividends or other distributions paid to us on account of preferred and common equity investments in portfolio companies. We have not established limits on the amount of funds we may use from available sources to make distributions.
The following table reflects our distributions to stockholders for the nine months ended September 30, 2020 and for the year ended December 31, 2019, the transition period ended December 31, 2018 and the years ended September 30, 2018 and 2017:
Record Date	Payment Date	Per Share Per Day	Distributions Paid in Cash	Distributions Paid through the DRIP	Total Distributions Paid/Accrued
Nine Months Ended September 30, 2020
January 28, 2020	January 31, 2020	$0.002383	$430,201	$177,853	$608,054
February 25, 2020	February 28, 2020	0.002383	407,142	163,022	570,164
March 26, 2020	March 31, 2020	0.002383	446,503	164,293	610,796
April 27, 2020	April 30, 2020	0.001239	223,554	84,855	308,409
May 26, 2020	May 29, 2020	0.001239	231,182	87,375	318,557
June 25, 2020	June 30, 2020	0.001239	226,467	82,177	308,644
July 28, 2020	July 31, 2020	0.001239	234,745	84,546	319,291
August 26, 2020	August 31, 2020	0.001239	235,402	84,252	319,654
September 25, 2020	September 30, 2020	0.001239	228,063	81,626	309,689
			$2,663,259	$1,009,999	$3,673,258

Record Date	Payment Date	Per Share Per Day	Distributions Paid in Cash	Distributions Paid through the DRIP	Total Distributions Paid/Accrued
Year Ended December 31, 2019
January 20, 2019	January 31, 2019	$0.002389	$463,408	$201,500	$664,908
February 20, 2019	February 28, 2019	0.002389	423,071	179,129	602,200
March 20, 2019	March 29, 2019	0.002389	472,614	195,507	668,121
April 20, 2019	April 30, 2019	0.002389	449,880	189,779	639,659
May 20, 2019	May 31, 2019	0.002389	467,067	196,200	663,267
June 20, 2019	June 28, 2019	0.002389	462,358	180,237	642,595
July 26, 2019	July 29, 2019	0.002389	454,782	184,214	638,996
August 26, 2019	August 27, 2019	0.002389	456,261	184,190	640,451
September 25, 2019	September 26, 2019	0.002389	449,128	171,949	621,077

Record Date	Payment Date	Per Share Per Day	Distributions Paid in Cash	Distributions Paid through the DRIP	Total Distributions Paid/Accrued
October 28, 2019	October 29, 2019	0.002389	440,990	178,613	619,603
November 25, 2019	November 29, 2019	0.002389	427,924	173,070	600,994
December 26, 2019	December 27, 2019	0.002389	438,482	178,681	617,163
			$5,405,965	$2,213,069	$7,619,034

Record Date	Payment Date	Per Share Per Day	Distributions Paid in Cash	Distributions Paid through the DRIP	Total Distributions Paid/Accrued
Transition Period Ended December 31, 2018
October 20, 2018	October 31, 2018	$0.002389	$457,760	$206,734	$664,494
November 20, 2018	November 30, 2018	0.002389	443,634	200,955	644,589
December 20, 2018	December 29, 2018	0.002389	460,843	205,608	666,451
			$1,362,237	$613,297	$1,975,534

Record Date	Payment Date	Per Share Per Day	Distributions Paid in Cash	Distributions Paid through the DRIP	Total Distributions Paid/Accrued
Year Ended September 30, 2018
October 20, 2017	October 31, 2017	$0.002389	$379,643	$182,495	$562,138
November 20, 2017	November 30, 2017	0.002389	383,269	182,003	565,272
December 20, 2017	December 29, 2017	0.002389	406,236	195,247	601,483
January 20, 2018	January 31, 2018	0.002389	409,747	204,116	613,863
February 20, 2018	February 27, 2018	0.002389	377,936	189,792	567,728
March 20, 2018	March 30, 2018	0.002389	450,154	210,657	660,811
April 20, 2018	April 27, 2018	0.002389	443,998	203,856	647,854
May 20, 2018	May 31, 2018	0.002389	464,061	213,512	677,573
June 20, 2018	June 29, 2018	0.002389	514,611	142,098	656,709
July 20, 2018	July 30, 2018	0.002389	525,722	147,067	672,789
August 20, 2018	August 31, 2018	0.002389	460,580	213,263	673,843
September 20, 2018	September 28, 2018	0.002389	454,247	199,189	653,436
			$5,270,204	$2,283,295	$7,553,499

Record Date	Payment Date	Per Share Per Day	Distributions Paid in Cash	Distributions Paid through the DRIP	Total Distributions Paid/Accrued
Year Ended September 30, 2017
October 20, 2016	October 31, 2016	$0.002733	$237,090	$123,938	$361,028
November 20, 2016	November 30, 2016	0.002733	242,959	123,376	366,335
December 20, 2016	December 31, 2016	0.002733	264,315	132,250	396,565
January 20, 2017	January 31, 2017	0.002389	245,151	120,219	365,370
February 20, 2017	February 28, 2017	0.002389	229,907	113,350	343,257
March 20, 2017	March 31, 2017	0.002389	269,633	130,692	400,325
April 20, 2017	April 30, 2017	0.002389	274,065	136,743	410,808
May 20, 2017	May 31, 2017	0.002389	296,817	151,121	447,938
June 20, 2017	June 30, 2017	0.002389	311,708	153,637	465,345

Record Date	Payment Date	Per Share Per Day	Distributions Paid in Cash	Distributions Paid through the DRIP	Total Distributions Paid/Accrued
July 20, 2017	July 31, 2017	0.002389	335,112	164,935	500,047
August 20, 2017	August 31, 2017	0.002389	346,753	172,852	519,605
September 20, 2017	September 30, 2017	0.002389	349,401	173,170	522,571
			$3,402,911	$1,696,283	$5,099,194

Critical Accounting Policies
Our financial statements are prepared in conformity with U.S. GAAP, which requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Critical accounting policies are those that require the application of management’s most difficult, subjective or complex judgments, often because of the need to make estimates about the effect of matters that are inherently uncertain and that may change in subsequent periods. In preparing the financial statements, management has made estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. In preparing the financial statements, management has utilized available information, including industry standards and the current economic environment, among other factors, in forming its estimates and judgments, giving due consideration to materiality. Actual results may differ from these estimates. In addition, other companies may utilize different estimates, which may impact the comparability of our results of operations to those of companies in similar businesses. As we execute our expected operating plans, we will describe additional critical accounting policies in the notes to our future financial statements in addition to those discussed below.
Valuation of Investments
We measure the value of our investments in accordance with fair value accounting guidance promulgated under U.S. GAAP, which establishes a hierarchical disclosure framework that prioritizes and ranks the level of market price observability used in measuring investments at fair value. Market price observability is affected by a number of factors, including the type of investment and the characteristics specific to the investment. Investments with readily available actively quoted prices or for which fair value can be measured from actively quoted prices, generally, will have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.
Investments measured and reported at fair value will be classified and disclosed in one of the following categories:
•
Level 1 — observable inputs, such as quoted prices in active markets. Publicly listed equities, debt securities and publicly listed derivatives will be included in Level 1.

•
Level 2 — observable inputs such as for similar securities in active markets and quoted prices for identical securities in markets that are not active. In certain cases, debt and equity securities are valued on the basis of prices from an orderly transaction between market participants provided by reputable dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrices, market transactions in comparable investments and various relationships between investments. Investments which are generally expected to be included in this category include corporate bonds and loans, convertible debt indexed to publicly listed securities and certain over-the-counter derivatives.

•
Level 3 — unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions. The inputs into the determination of fair value require significant judgment or estimation.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and we consider factors specific to the investment. We expect most of the loan investments that will be held in the investment portfolio to fall into Level 3 of the fair value hierarchy. The fair value of our investment in preferred stock is determined based on quoted prices in an active market and is classified as Level 1 of the fair value hierarchy.
Valuation of Obligations under Participation Agreements
We have elected the fair value option under Accounting Standard Codification (“ASC”) Topic 825, Financial Instruments, relating to accounting for debt obligations at their fair value for obligations under participation agreements which arose due to partial loan sales which did not meet the criteria for sale treatment under ASC Topic 860, Transfers and Servicing. We employ the yield approach valuation methodology used for the real-estate related loan investments on our obligations under participation agreements.
Federal Income Taxes
We elected to be taxed as a REIT under the Code commencing with our short taxable year beginning October 1, 2018 and ending December 31, 2018. In order to qualify as a REIT, we are required, among other things, to distribute at least 90% of our REIT net taxable income to our stockholders and to meet certain tests regarding the nature of our income and assets.
Recognition of a tax benefit or liability with respect to an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. We recognize interest and penalties, if any, related to unrecognized tax liabilities as income tax expense in the statements of operations. For the three and nine months ended September 30, 2020 and 2019, we did not incur any interest or penalties.
Contractual Obligations
We have entered into certain contracts under which we have material future commitments. On April 20, 2015, we entered into the Investment Advisory Agreement with Terra Income Advisors in accordance with the 1940 Act. The Investment Advisory Agreement became effective on June 24, 2015, the date that we met our minimum escrow requirement and officially commenced our operations by receiving gross proceeds of $2,000,000 (the “Minimum Offering Requirement”). Terra Income Advisors serves as our investment adviser in accordance with the terms of the Investment Advisory Agreement. Payments under the Investment Advisory Agreement in each reporting period consist of (i) a base management fee equal to a percentage of the value of our average gross assets and (ii) an incentive fee based on our performance. Terra Income Advisors is reimbursed for allocated administrative expenses incurred on our behalf. For the three months ended September 30, 2020 and 2019, we incurred $0.4 million and $0.4 million in base management fee under the Investment Advisory Agreement, respectively. For the nine months ended September 30, 2020 and 2019, we incurred $1.1 million and $1.2 million in base management fee under the Investment Advisory Agreement, respectively. For the three and nine months ended September 30, 2020, we reversed the previously accrued incentive fees on capital gains of $18,620 and recorded incentive fees on capital gains of $42,997, respectively. For the three and nine months ended September 30, 2019, we reversed the previously accrued incentive fees on capital gains of $18,446 and $44,408, respectively, because we had net unrealized capital losses for the periods. No incentive fees on capital gains are actually payable by us with respect to unrealized gains unless and until those gains are realized. For the three months ended September 30, 2020 and 2019, we incurred $0.2 million and $0.2 million in allocated administrative expenses reimbursable to Terra Income Advisors, respectively. For the nine months ended September 30, 2020 and 2019, we incurred $0.6 million and $0.7 million in allocated administrative expenses reimbursable to Terra Income Advisors, respectively.
On September 30, 2017, we adopted the Servicing Plan and the Second Amended Dealer Manager Agreement, which revised the terms of the servicing fee (which was previously referred to as a transaction charge). Pursuant to the Servicing Plan, Terra Capital Markets is entitled to receive a servicing fee at an annual rate of 1.125% of the most recently published NAV per share of our common stock, of which up to 0.75% is reallowed to selected dealers, excluding shares sold through the DRIP, in exchange for providing certain administrative support services. With respect to each share sold, the servicing fee will be payable annually on the anniversary of the applicable month of purchase. On December 23, 2020, Terra Capital Markets assigned certain of its administration support services and certain obligations under the Second Amended Dealer Manager Agreement to us. As a result of the assignment of the Second Amended Dealer Manager Agreement, we assumed certain administrative functions, including making future payments of the previously reallowed servicing fee under the Servicing Plan directly to selected dealers, effectively reducing the servicing fee to 0.75%. See “— Related Party Transactions — Compensation of Terra Income Advisors and Terra Capital Markets.” The Servicing Plan will remain in effect for so long as such continuance is approved quarterly by our Board, including a majority of our directors who are not “interested persons” as defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the Servicing Plan or in any agreements entered into in connection therewith. In addition, our Board will review all payments made pursuant to the Servicing Plan at least quarterly. We will no longer incur the annual servicing fee upon the earlier of (i) the aggregate underwriting compensation from all sources, including selling commissions, dealer manager fees, broker-dealer fees, and servicing fees would exceed 10% of the gross proceeds in the Offering, (ii) with respect to a specific share, the date that such share is redeemed or is no longer outstanding, and (iii) the date, if any, upon which a liquidity event occurs.
For both the three months ended September 30, 2020 and 2019, we recorded servicing fees of $0.2 million, and for both the nine months ended September 30, 2020 and 2019, we recorded servicing fees of $0.6 million. As of both September 30, 2020 and December 31, 2019, unpaid servicing fees were $0.1 million and were included in accrued expenses on the statements of assets and liabilities.
Off-Balance Sheet Arrangements
Other than contractual commitments and other legal contingencies incurred in the normal course of our business, we do not have any off-balance sheet financings or liabilities.
Related Party Transactions
Compensation of Terra Income Advisors and Terra Capital Markets
Pursuant to the Investment Advisory Agreement, we pay Terra Income Advisors a base management fee and an incentive fee. We commenced accruing fees under the Investment Advisory Agreement on June 24, 2015, upon commencement of our operations.
The base management fee is calculated at an annual rate of 2.0% of our average gross assets. The base management fee is payable quarterly in arrears and is calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters. The base management fee may or may not be taken in whole or in part at the discretion of Terra Income Advisors. All or any part of the base management fee not taken as to any quarter will be deferred without interest and may be taken in such other quarter as Terra Income Advisors shall determine. The base management fee for any partial month or quarter will be prorated for such partial period.
The incentive fee consists of two parts. The first part, which we refer to as the subordinated incentive fee on income, is calculated and payable quarterly in arrears based upon our “pre-incentive fee net investment income” for the immediately preceding quarter. The subordinated incentive fee on income is subject to a quarterly hurdle rate, expressed as a rate of return on adjusted capital at the beginning of the most recently completed calendar quarter, of 2.0% (8.0% annualized), subject to a “catch-up” feature. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income (including any other fees, other than fees for providing managerial assistance, such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses reimbursed to Terra Income Advisors under the Investment Advisory Agreement and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as OID, debt instruments with payment-in-kind interest and zero-coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. The calculation of the subordinated incentive fee on income for each quarter is as follows:

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No incentive fee is payable to Terra Income Advisors in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate of 2.0% (8.0% annualized);

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100% of our pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 2.5% in any calendar quarter (10.0% annualized) is payable to Terra Income Advisors, all or any portion of which may be waived or deferred in Terra Income Advisors’ discretion. We refer to this portion of our pre-incentive fee net investment income (which exceeds the hurdle rate but is less than or equal to 2.5%) as the “catch-up.” The catch-up provision is intended to provide Terra Income Advisors with an incentive fee of 20.0% on all of our pre-incentive fee net investment income when our pre-incentive fee net investment income reaches 2.5% in any calendar quarter; and

•
20.0% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.5% in any calendar quarter (10.0% annualized) is payable to Terra Income Advisors once the hurdle rate is reached and the catch-up is achieved.

The second part of the incentive fee, which we refer to as the incentive fee on capital gains, is an incentive fee on capital gains earned on liquidated investments from the portfolio and is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement). This fee equals 20.0% of our incentive fee on capital gains, which equals our realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees. On a quarterly basis, we accrue (but do not pay) for the capital gains incentive fee by calculating such fee as if it were due and payable as of the end of such period.
We reimburse Terra Income Advisors for expenses necessary to perform services related to our administration and operation. The amount of this reimbursement is set at the lesser of (i) Terra Income Advisors’ actual costs incurred in providing such services and (ii) the amount that our Board, including a majority of our independent directors, estimates we would be required to pay alternative service providers for comparable services in the same geographic location. Terra Income Advisors is required to allocate the cost of such services to us based on objective factors such as total assets, revenues, time allocations and/or other reasonable metrics. Our Board then assesses the reasonableness of such reimbursements based on the breadth, depth and quality of such services as compared to the estimated cost to us of obtaining similar services from third-party providers known to be available. In addition, our Board considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, our Board compares the total amount paid to Terra Income Advisors for such services as a percentage of our net assets to the same ratio as reported by other comparable BDCs. We do not reimburse Terra Income Advisors for any services for which it receives a separate fee, or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of Terra Income Advisors.
On September 30, 2017, we adopted the Servicing Plan. For both the three months ended September 30, 2020 and 2019, we recorded servicing fees of $0.2 million, and for both the nine months ended September 30, 2020 and 2019, we recorded servicing fees of $0.6 million. As of both September 30, 2020 and December 31, 2019, unpaid servicing fees were $0.1 million and were included in accrued expenses on the statements of assets and liabilities.
On December 23, 2020, Terra Capital Markets assigned certain of its administration support services and certain obligations under the Second Amended Dealer Manager Agreement to us. As a result of the assignment of the Second Amended Dealer Manager Agreement, we assumed certain administrative functions, including making future payments of the previously reallowed servicing fee under the Servicing Plan directly to selected dealers, effectively reducing the servicing fee to 0.75%. We did not assume any obligations or liabilities under either the Second Amended Dealer Manager Agreement or any of the related selected dealer agreements that would require registration as a broker-dealer under Section 15 of the Exchange Act. Terra Capital Markets also agreed to provide certain services and personnel to assist us in the transition of any services from Terra Capital Markets to us.
Potential Conflicts of Interest
Terra Income Advisors, our investment adviser, currently serves as the investment manager to the Terra Income Funds. While Terra Income Advisors intends to allocate investment opportunities in a fair and equitable manner consistent with our investment objectives and strategies, if necessary, so that we will not be disadvantaged in relation to any other client of Terra Income Advisors, it is possible that some investment opportunities may be provided to the Terra Income Funds rather than to us.
Distributions
Distributions to our stockholders are recorded as of the applicable record date. Subject to the discretion of our Board and applicable legal restrictions, we intend to declare ordinary cash distributions on either a monthly or quarterly basis and pay such distributions on a monthly basis. Net realized capital gains, if any, will be distributed or deemed distributed at least annually.
Capital Gains Incentive Fee
Pursuant to the terms of the Investment Advisory Agreement, the incentive fee on capital gains earned on liquidated investments of our portfolio is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement). Such fee equals 20% of our incentive fee on capital gains (i.e., its realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, net of all realized capital losses and unrealized capital depreciation on a cumulative basis), less the aggregate amount of any previously paid capital gains incentive fees. Once any amount of this fee has been earned, on a quarterly basis, we accrue (but do not pay) for the capital gains incentive fee by calculating such fee as if it were due and payable as of the end of such period.
Exemptive Relief
The SEC has granted us exemptive relief from the provisions of Sections 17(d) and 57(a)(4) of the 1940 Act, thereby permitting us, subject to the satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions with the Co-Investment Affiliates. However, we will be prohibited from engaging in certain transactions with our affiliates even under the terms of this exemptive order. We believe the relief granted to us under this exemptive order may not only enhance our ability to further our investment objectives and strategies, but may also increase favorable investment opportunities for us, in part by allowing us to participate in larger investments, together with our Co-Investment Affiliates, than would be available to us in the absence of such relief.

SENIOR SECURITIES
Information about our senior securities is shown in the table below as of September 30, 2020, December 31, 2019, December 31, 2018, September 30, 2018, September 30, 2017, and September 30, 2016. Prior to the period ended September 30, 2016, there were no senior securities outstanding. The report of our independent registered public accounting firm, on the senior securities table as of December 31, 2019, December 31, 2018, September 30, 2018, September 30, 2017, and September 30, 2016 is attached as an exhibit to the registration statement of which this prospectus is part of. This information about our senior securities should be read in conjunction with our audited financial statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”
Period ended	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage Per Unit(2)	Involuntary Liquidating Preference Per Unit(3)	Average Market Value Per Unit (Exclude Bank Loans)(4)
September 30, 2020 (Unaudited)	$4,250,000	$19.1	$—	N/A
December 31, 2019	$3,120,888	$25.2	$—	N/A
December 31, 2018	$—	$—	$—	N/A
September 30, 2018	$1,800,000	$48.7	$—	N/A
September 30, 2017	$1,800,000	$42.9	$—	N/A
September 30, 2016	$14,508,031	$3.9	$—	N/A

(1)
For purposes of calculating the asset coverage ratio per unit, we consider the obligations under the participation agreements to be senior securities.

(2)
Asset coverage per unit is the ratio of the carrying value of our total assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

(3)
The amount to which such class of senior security would be entitled upon the voluntary liquidation of the issuer in preference to any security junior to it. The “—” in this column indicates that the SEC expressly does not require this information to be disclosed for certain types of senior securities.

(4)
Not applicable because senior securities are not registered for public trading on an exchange.

BUSINESS
Overview
We are a Maryland corporation, formed on May 15, 2013, and commenced operations on June 24, 2015. We have elected to be regulated as a BDC under the 1940 Act. We are an externally managed, non-diversified, closed-end management investment company that initially elected to be taxed for federal income tax purposes beginning with our taxable year ended September 30, 2015, and qualified annually thereafter, as a RIC until December 31, 2018, when we changed our tax election from taxation as a RIC to taxation as a REIT. The REIT tax election allows us to benefit from the preferential tax treatment afforded to both RICs and REITs, without us being subject to RIC-specific diversification restrictions. We elected to be taxed as a REIT under Subchapter M of the Code commencing with our short taxable year beginning October 1, 2018 and ending December 31, 2018. Concurrent with the change in our tax election, we changed our fiscal year end from September 30 to December 31 to satisfy the REIT requirements under the Code.
On March 2, 2015, we filed the Registration Statement with the SEC in connection with the Offering. The SEC declared the Registration Statement effective on April 20, 2015, and we retained Terra Capital Markets, an affiliate of Terra Income Advisors, to serve as the dealer manager of the Offering. As dealer manager, Terra Capital Markets was responsible for marketing our shares being offered pursuant to the Offering.
On February 8, 2018, a pooled investment vehicle advised by Axar entered into an investment agreement with Terra Capital Partners and its affiliates pursuant to which Axar acquired from the respective owners thereof a 65.7% economic and voting interest in Terra Capital Partners and an initial 49% economic interest, but no voting interest, in Terra Income Advisors. On November 30, 2018, Axar purchased the remaining 34.3% economic and voting interest in Terra Capital Partners. On April 25, 2019, we held our annual meeting of stockholders, at which time the Investment Advisory Agreement was approved by the affirmative vote of a majority of the outstanding shares of common stock entitled to vote at the annual meeting. Accordingly, on April 30, 2019, Axar acquired the remaining 51% economic interest and 100% of the voting interest in Terra Income Advisors, and we and Terra Income Advisors entered into a new Investment Advisory Agreement. Such new Investment Advisory Agreement has the same economic terms and is in all material respects otherwise on the same terms as the Investment Advisory Agreement in effect immediately prior to April 30, 2019, except for the date of the agreement. Pursuant to Section 15 of the 1940 Act, the new Investment Advisory Agreement has an initial two-year term, but will be required to be renewed annually thereafter at an in-person meeting of our Board.
Our Investment Adviser
Our investment activities are externally managed by Terra Income Advisors, a private investment firm affiliated with us, pursuant to the Investment Advisory Agreement, under the oversight of our Board, a majority of whom are independent. Terra Income Advisors is registered as an investment adviser under the Advisers Act.
Terra Income Advisors is responsible for sourcing potential investments, conducting due diligence on prospective investments, analyzing investment opportunities, structuring investments and monitoring our portfolio on an ongoing basis according to asset allocation and other guidelines set by our Board. Terra Income Advisors is registered as an investment adviser with the SEC. Beginning with our taxable year ended December 31, 2015, we elected to operate so as to qualify and be taxed as a RIC and qualified as a RIC each year thereafter until the tax return for the fiscal year ended September 30, 2018 was filed. Beginning with our short taxable year commencing October 1, 2018 and ending December 31, 2018, we elected to operate so as to qualify and be taxed as a REIT under the Code and have continued to operate so as to qualify as a REIT under the Code. As a REIT, we are not subject to federal income tax on our income and gain distributed to our stockholders as long as certain requirements are satisfied, principally relating to the nature of our income and the level of our distributions, as well as other factors.
The level of our investment activity depends on many factors, including the amount of debt and equity capital available to prospective borrowers, the level of refinancing activity for such companies, the availability of credit to finance transactions, the general economic environment and the competitive environment for the types of investments we make. Our distributions may exceed our earnings. Therefore, portions of the distributions that we make may represent a return of capital to investors for tax purposes, which will lower investors’ tax basis in their shares.
Under the Investment Advisory Agreement, we have agreed to pay Terra Income Advisors a base management fee as well as an incentive fee based on our investment performance.
The management of our investment portfolio is the responsibility of Terra Income Advisors and its executive officers. The investment committee of Terra Income Advisors will approve each new investment that we make. Our Board, including a majority of independent directors, oversees and monitors our investment performance and annually reviews the compensation we pay to Terra Income Advisors and its performance during the preceding 12 months to determine if the compensation paid to it is reasonable in relation to the nature and quality of the services performed, and that the provisions of the Investment Advisory Agreement are carried out.
We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of our advisor, Terra Income Advisors, or by individuals who were contracted by us or by Terra Income Advisors to work on behalf of us pursuant to the terms of the Investment Advisory Agreement.
Axar Terra, the indirect parent of Terra Income Advisors, is contemplating the Recapitalization. The Recapitalization could potentially result in an “assignment” of the Investment Advisory Agreement within the meaning of the 1940 Act because of the indirect transfer of a controlling block of the voting securities of Axar Terra. The Recapitalization will not result in any change in our investment strategy or our management personnel or that of Terra Income Advisors, or day-to-day management of Terra Income Advisors. The Recapitalization is subject to a number of closing conditions, including the consent of the members of Axar Terra and the approval by our stockholders of a new Investment Advisory Agreement between us and Terra Income Advisors. We expect that the terms and conditions of any such new Investment Advisory Agreement would be identical to those contained in our existing Investment Advisory Agreement.
About Terra Capital Partners
Terra Capital Partners, an affiliate of Terra Income Advisors, is a real estate finance and investment firm based in New York City that focuses primarily on the origination and management of commercial real estate-related loans, including mezzanine loans, as well as first mortgage loans, bridge loans and preferred equity investments, in all major property types. Since its formation in 2001 and its commencement of operations in 2002, Terra Capital Partners has been engaged in providing financing on commercial properties of all major property types throughout the United States. In the lead up to the global financial crisis in 2007, believing that the risks associated with commercial real estate markets had grown out of proportion to the potential returns from such markets, Terra Capital Partners sold 100% of its interest in its portfolio. It was not until mid-2009, after its assessment that commercial mortgage markets would begin a period of stabilization and growth, that Terra Capital Partners began to sponsor new investment vehicles, which included the Terra Income Funds, to again provide debt capital to commercial real estate markets. The financings provided by all vehicles managed by Terra Capital Partners from January 2004 through December 31, 2019 have been secured by approximately 12.0 million square feet of office properties, 3.5 million square feet of retail properties, 3.8 million square feet of industrial properties, 4,855 hotel rooms and 26,082 apartment units. The value of the properties underlying this capital was approximately $7.9 billion based on appraised values as of the closing dates of each financing. In addition to its extensive experience originating and managing debt financings, Terra Capital Partners and its affiliates have owned and operated over six million square feet of office and industrial space between 2005 and 2007, and this operational experience further informs its robust origination and underwriting standards and would be beneficial should Terra Income Advisors need to foreclose on a property underlying a financing. As of the date of this prospectus, Terra Capital Partners and its affiliates employed 21 persons.
Terra Capital Partners is wholly owned by Axar since November 30, 2018. Axar is an investment manager registered under the Advisers Act with over $750 million in assets under management, headquartered in New York City and founded by Andrew M. Axelrod. Axar focuses on value-oriented and opportunistic investing across the capital structure and multiple sectors. The firm seeks attractive prices relative to intrinsic value and invests in event-driven situations with clear catalysts and asymmetric return potential. Axar’s senior real estate team has worked together for over five years, having previously built the $3 billion real estate business at Mount Kellett Capital Management. Axar has a deep network of industry relationships including institutional investors (for both public and private investments), operators, advisers and senior lenders.
Terra Capital Partners is led by Vikram S. Uppal (Chief Executive Officer), Gregory M. Pinkus (Chief Financial Officer) and Daniel J. Cooperman (Chief Originations Officer). Mr. Uppal was a Partner of Axar and its Head of Real Estate. Prior to Axar, Mr. Uppal was a Managing Director on the Investment Team at Fortress Investment Group’s Credit and Real Estate Funds and Co-Head of North American Real Estate Investments at Mount Kellett Capital Management. Members of the Terra Capital Partners management team have broad based, long-term relationships with major financial institutions, property owners and commercial real estate service providers. The entire senior management team has held leadership roles at many top international real estate and investment banking firms, including Mount Kellett Capital Management and Fortress Investment Group.
Investment Objectives and Strategy
Our primary investment objectives are to pay attractive and stable cash distributions and to preserve, protect and return capital contributions to stockholders. Our investment strategy is to originate and manage a diversified portfolio consisting of (i) commercial real estate loans to U.S. companies qualifying as “eligible portfolio companies” under the 1940 Act, including mezzanine loans, first and second lien mortgage loans, subordinated mortgage loans, bridge loans and other commercial real estate-related loans related to or secured by high quality commercial real estate in the United States and (ii) preferred equity real estate investments in U.S. companies qualifying as “eligible portfolio companies” under the 1940 Act; provided, however, that we are not a “diversified company” as defined in the 1940 Act. We may also purchase select commercial real estate-related debt securities, such as CMBS or CDOs.
We seek to structure, acquire and maintain a portfolio of investments that generate a stable income stream to enable us to pay attractive and consistent cash distributions to our stockholders. We directly structure, underwrite and originate most of our investments, as we believe that doing so will provide us with the best opportunity to invest in loans that satisfy our standards, establish a direct relationship with the borrower and optimize the terms of our investments; however, we may acquire existing loans from the originating lender should our adviser determine such an investment is in our best interest. We may hold our investments until their scheduled maturity dates or may sell them if we are able to command favorable terms for their disposition. We may also seek to realize growth in the value of our investments by timing their sale to maximize value. We believe that our investment strategy allows us to pay attractive and stable cash distributions to our stockholders and to preserve, protect and return our stockholders’ capital contributions, consistent with our investment objectives.
Terra Income Advisors’ management team has extensive experience in originating, acquiring, structuring, managing and disposing of real estate-related loans similar to the types of loans in which we intend to invest. In order to meet our investment objectives, we generally seek to follow the following investment criteria:
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focus primarily on the origination of new loans;

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focus on loans backed by properties in the United States;

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invest primarily in floating rate rather than fixed rate loans, but we reserve the right to make debt investments that bear interest at a fixed rate;

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invest in loans expected to be repaid within one to five years;

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maximize current income;

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lend to creditworthy borrowers;

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construct a portfolio that is diversified by property type, geographic location, tenancy and borrower;

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source off-market transactions; and

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hold investments until maturity unless, in our adviser’s judgment, market conditions warrant earlier disposition.

While the size of each of our investments generally ranges between $3 million and $20 million, our investments ultimately are at the discretion of Terra Income Advisors, subject to oversight by our Board. We focus on smaller, middle market loans which are financing properties in primary and secondary markets because we believe these loans are subject to less competition, offer higher risk adjusted returns than larger loans with similar risk metrics and facilitate portfolio diversification.
To enhance our returns, we employ leverage, including leverage resulting from the issuance of the notes, as market conditions permit and at the discretion of our Terra Income Advisors, but in no event will leverage employed exceed 50% of the value of our assets, as required by the 1940 Act.
Business Strategy
In executing our business strategy, we believe that we benefit from Terra Income Advisors’ affiliation with Terra Capital Partners, given its strong track record and extensive experience and capabilities as real estate investment manager and sponsor of the Terra Income Funds. We believe the following core strengths will enable us to realize our investment objectives and provide us with significant competitive advantages in the marketplace, and attractive risk-adjusted returns to our stockholders.
Significant Experience of Terra Capital Partners
Terra Capital Partners provides Terra Income Advisors with all of its key investment personnel. Terra Capital Partners has developed a reputation within the commercial real estate finance industry as a leading sophisticated real estate investment and asset management company with an 18-year track record in originating, underwriting and managing commercial real estate and real estate-related loans, preferred equity investments and investments with similar characteristics to the assets that we acquire. We believe we benefit from the depth and the disciplined approach Terra Capital Partners brings to its underwriting and investment management processes to structure and manage investments prudently. In addition to its extensive experience originating and managing debt financings, Terra Capital Partners and its affiliates have owned and operated over six million square feet of office and industrial space between 2005 and 2007, and this operational experience has further informed its robust origination and underwriting standards.
Disciplined Investment Process
We follow a disciplined investment origination, underwriting and selection process. We follow an investment approach focused on long-term credit performance and capital protection. This investment approach involves a multi-phase evaluation, structuring and monitoring process for each potential investment opportunity. After investment, our management team focuses on a thorough review of our investments for potential credit quality deterioration and potential proactive steps, including making available significant managerial assistance as required by the 1940 Act, to mitigate any losses to our invested capital. We believe this approach maximizes current income and minimizes capital loss. To date, all of the loans originated by Terra Income Advisors and its affiliates have generated a positive return, which we believe is attributable to our advisor’s rigorous origination, underwriting and selection process.
Portfolio Construction
We construct a portfolio that is diversified by property type, geographic location and borrower. We construct our portfolio based on our evaluation of the impact of each potential investment on the risk/reward mix in our existing portfolio. By selecting those assets that we believe will maximize stockholder returns while minimizing investment-specific risk, we believe we can build and manage an investment portfolio that provides superior value to stockholders over time, both in absolute terms and relative to other commercial real estate loan and real estate-related investment vehicles.
Superior Analytical Tools
We believe that our management team possesses the superior analytical tools to evaluate each potential investment through the balanced use of qualitative and quantitative analysis, which helps us manage risk on an individual investment and portfolio basis. We rely on a variety of analytical tools and models to assess our investments and risk management. We also conduct an extensive evaluation of the numerous factors that affect our potential investments. These factors include:
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Top-down review of both the current macroeconomic environment generally and the real estate and commercial real estate loan market specifically;

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Detailed evaluation of the real estate industry and its sectors;

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Bottom-up review of each individual investment’s attributes and risk/reward profile relative to the macroeconomic environment;

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Quantitative cash flow analysis and impact of the potential investment on our portfolio; and

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Ongoing management and monitoring of all investments to assess changing conditions on our original investment assumptions.

Extensive Strategic Relationships
Our management team maintains extensive relationships within the real estate industry, including real estate developers, institutional real estate sponsors and investors, real estate funds, investment and commercial banks, private equity funds, asset originators and broker-dealers, as well as the capital and financing markets generally. We believe these relationships enhance our ability to source and finance our investments as well as mitigate their credit and interest rate risk. We leverage the many years of experience and well-established contacts of our management team, and to use these relationships for the benefit of our stockholders.
Targeted Investments
Real Estate-Related Loans
We originate, acquire, fund and structure real estate-related loans, including first and second mortgage loans, mezzanine loans, bridge loans, convertible mortgages and other loans related to high-quality commercial real estate in the United States. We may also acquire some equity participations in the underlying collateral of such loans. We invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and illiquid. We structure, underwrite and originate most if not all of our investments. We use what we consider to be conservative underwriting criteria, and our underwriting process involves comprehensive financial, structural, operational and legal due diligence to assess the risks of investments so that we can optimize pricing and structuring. By originating loans directly, we are able to structure and underwrite loans that satisfy our standards, establish a direct relationship with the borrower and utilize our own documentation. Described below are some of the types of loans we own and may originate.
Mezzanine Loans.   These are loans secured by ownership interests in an entity that owns commercial real estate and generally finance the acquisition, refinancing, rehabilitation or construction of commercial real estate. Mezzanine loans may be either short-term (one-to-five year) or long-term (up to 10-year) and may be fixed or floating rate. We may originate mezzanine loans backed by high-quality properties in the United States that fit our investment strategy. We may own such mezzanine loans directly or we may hold a participation in a mezzanine loan or a sub-participation in a mezzanine loan. These loans are predominantly current-pay loans (although there may be a portion of the interest that accrues) and may provide for participation in the value or cash flow appreciation of the underlying property as described below. We invest in mezzanine loans with loan-to-value ratios ranging from 60% to 80%.
Preferred Equity Investments.   These are investments in preferred membership interests in an entity that owns commercial real estate and generally finance the acquisition, refinancing, rehabilitation or construction of commercial real estate. These investments are expected to have similar characteristics to and returns as mezzanine loans.

Subordinated Mortgage Loans (B-notes).   B-notes include structurally subordinated first mortgage loans and junior participations in first mortgage loans or participations in these types of assets. Like first mortgage loans, these loans generally finance the acquisition, refinancing, rehabilitation or construction of commercial real estate. B-notes may be either short-term (one-to-five year) or long-term (up to 10-year), may be fixed or floating rate and are predominantly current-pay loans. We may originate current-pay B-notes backed by high-quality properties in the United States that fit our investment strategy. We may create B-notes by tranching our directly originated first mortgage loans generally through syndications of senior first mortgages or buy such assets directly from third-party originators.
Investors in B-notes are compensated for the increased risk of such assets from a pricing perspective but still benefit from a lien on the related property. Investors typically receive principal and interest payments at the same time as senior debt unless a default occurs, in which case these payments are made only after any senior debt is made whole. Rights of holders of B-notes are usually governed by participation and other agreements that, subject to certain limitations, typically provide the holders of subordinated positions of the mortgage loan with the ability to cure certain defaults and control certain decisions of holders of senior debt secured by the same properties (or otherwise exercise the right to purchase the senior debt), which provides for additional downside protection and higher recoveries.
Bridge Loans.   We offer bridge financing products to borrowers who are typically seeking short-term capital to be used in an acquisition, development or refinancing of a given property. From the borrower’s perspective, shorter term bridge financing is advantageous because it allows time to improve the property value through repositioning without encumbering it with restrictive long-term debt. The terms of these loans generally do not exceed three years. Bridge loans may be structured as mezzanine loans, preferred equity or first mortgages.
First Mortgage Loans.   These loans generally finance the acquisition, refinancing, rehabilitation or construction of commercial real estate. First mortgage loans may be either short-term (one-to-five year) or long-term (up to 10-year), may be fixed or floating rate and are predominantly current-pay loans. We originate current-pay first mortgage loans backed by high-quality properties in the United States that fit our investment strategy. We selectively syndicate portions of these loans, including senior or junior participations that will effectively provide permanent financing or optimize returns which may include retained origination fees.
First mortgages provide for a higher recovery rate and lower defaults than other debt positions due to the lender’s senior position. However, such loans typically generate lower returns than subordinate debt such as mezzanine loans or B-notes.
Equity Participations.   In connection with our loan origination activities, we may pursue equity participation opportunities, or interests in the projects being financed, in instances when we believe that the risk-reward characteristics of the loan merit additional upside participation because of the possibility of appreciation in value of the underlying assets securing the loan. Equity participations can be paid in the form of additional interest, exit fees or warrants in the borrower. Equity participation can also take the form of a conversion feature, permitting the lender to convert a loan or preferred equity investment into equity in the borrower at a negotiated premium to the current NAV of the borrower. We expect to be able to obtain equity participations in certain instances where the loan collateral consists of an asset that is being repositioned, expanded or improved in some fashion which is anticipated to improve future cash flow. In such case, the borrower may wish to defer some portion of the debt service or obtain higher leverage than might be merited by the pricing and leverage level based on historical performance of the underlying asset. We generate additional revenues from these equity participations as a result of excess cash flows being distributed or as appreciated properties are sold or refinanced.
Other Real Estate-Related Investments.   Terra Income Advisors has the right to invest in other real estate-related investments, which may include CMBS or other real estate debt or equity securities, so long as such investments do not constitute more than 15% of our assets. Certain of our real estate-related loans require the borrower to make payments of interest on the fully committed principal amount of the loan regardless of whether the full loan amount is outstanding portfolio.

Qualifying Assets
Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our business are the following:
1.
Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

a.
is organized under the laws of, and has its principal place of business in, the United States;

b.
is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

c.
satisfies any of the following

i.
does not have any class of securities that is traded on a national securities exchange;

ii.
has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million;

iii.
is controlled by a BDC or a group of companies including a BDC and the BDC has an affiliated person who is a director of the eligible portfolio company;

iv.
is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million; or

v.
meets such other criteria as may be established by the SEC.

2.
Securities of any eligible portfolio company that we control.

3.
Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities, was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

4.
Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

5.
Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

6.
Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

Control, as defined by the 1940 Act, is presumed to exist where a BDC beneficially owns more than 25% of the outstanding voting securities of the portfolio company.
In addition, a BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities in eligible portfolio companies, or in other securities that are consistent with its purpose as a BDC.
Managerial Assistance to Portfolio Companies
In order to count portfolio securities as qualifying assets for the purpose of the 70% test, we must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where we purchase such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available significant managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.
Terra Income Advisors or its affiliates may provide such managerial assistance on our behalf to portfolio companies that request this assistance, recognizing that our involvement with each investment will vary based on factors including the size of the company, the nature of our investment, the company’s overall stage of development and our relative position in the capital structure. We may receive fees for these services.
Temporary Investments
Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements.
Indebtedness and Senior Securities
As a BDC, we are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must generally make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or stock unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage.
Common Stock
We will generally not be able to issue and sell our common stock at a price per share, after deducting selling commissions, broker-dealer fees, and dealer manager fees, that is below our NAV per share. See “Risk Factors — Risks Related to Business Development Companies — Regulations governing our operation as a BDC and a REIT will affect our ability to raise, and the way in which we raise, additional capital or borrow for investment purposes, which may have a negative effect on our growth.” We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current NAV of our common stock if our Board determines that such sale is in our best interests and that of our stockholders, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our Board, closely approximates the market value of such securities (less any distributing commission or discount). We may generally issue new shares of our common stock at a price below NAV per share in rights offerings to existing stockholders, in payment of dividends and in certain other limited circumstances, subject to applicable requirements of the 1940 Act.
Co-Investments
As a BDC, we are subject to certain regulatory restrictions in making our investments. For example, we may be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our Board who are not interested persons and, in some cases, prior approval by the SEC. The SEC has granted us exemptive relief permitting us, subject to satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions with the Co-Investment Affiliates. However, we will be prohibited from engaging in certain transactions with our affiliates even under the terms of this exemptive order. We believe this relief will not only enhance our ability to further our investment objectives and strategy, but may also increase favorable investment opportunities for us, in part by allowing us to participate in larger investments, together with our Co-Investment Affiliates, than would be available to us if we had not obtained such relief.
Compliance Policies and Procedures
As a BDC, we and Terra Income Advisors have each adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation. Our Chief Compliance Officer and the chief compliance officer of Terra Income Advisors are responsible for administering these policies and procedures.
Proxy Voting Policies and Procedures
We have delegated our proxy voting responsibility to Terra Income Advisors. The proxy voting policies and procedures of Terra Income Advisors are set forth below. The guidelines are reviewed periodically by Terra Income Advisors and our disinterested directors, and, accordingly, are subject to change. For purposes of these proxy voting policies and procedures described below, “we” “our” and “us” refers to Terra Income Advisors.
Proxy Policies
As an investment adviser registered under the Advisers Act, we have a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognize that we must vote client securities in a timely manner free of conflicts of interest and in the best interests of our clients.
These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.
We vote proxies relating to our portfolio securities in the best interests of our clients’ stockholders. We review on a case-by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by our clients. Although we generally vote against proposals that may have a negative impact on our clients’ portfolio securities, we may vote for such a proposal if there exist compelling long-term reasons to do so.
Our proxy voting decisions are made by the senior officers who are responsible for monitoring each of our client’s investments. To ensure that our vote is not the product of a conflict of interest, we require that: (i) anyone involved in the decision making process disclose to our Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.
Proxy Voting Records
Investors may obtain information, without charge, regarding how Terra Income Advisors voted proxies with respect to our portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, Bernadette Murphy.
Other
As a BDC, we will be periodically examined by the SEC for compliance with applicable securities laws and related regulations.
We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.
Available Information
We are required to file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. We maintain a website at http://www.terrafund6.com, on which we make available, free of charge, our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC. Information contained on our website is not incorporated by reference into this prospectus and investors should not consider information contained on our website to be part of this prospectus or any other report we file with the SEC. Investors may also inspect and copy these reports, proxy statements and other information, as well as our registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. Investors may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-732-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC’s website at www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

OUR PORTFOLIO COMPANIES
The following table sets forth certain information as of September 30, 2020, for each portfolio company in which we had an investment. Other than these investments, our only relationships with our portfolio companies are the managerial assistance we may separately provide to our portfolio companies, which services would be ancillary to our investments, and the board observer or participation rights we may receive. As of September 30, 2020, we did not “control” and are not an “affiliate” of any of our portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, we would “control” a portfolio company if we owned 25.0% or more of its voting securities and would be an “affiliate” of a portfolio company if we owned five percent or more of its voting securities.
Portfolio Company(1)	Collateral Location	Property Type	Coupon Rate(2)	Current Interest Rate	Exit Fee	Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value(3)	% of Net Assets(4)
Loan investments – non- controlled
Mezzanine loans:
Dwight Mezz II, LLC	US — CA	Student housing	11.00%	11.00%	0.00%	5/11/2017	5/6/2027	$3,000,000	$3,000,000	$3,001,333	3.9%
Stonewall Station Mezz LLC(5)(7)	US — NC	Hotel	Current 12.00% PIK 2.00%	14.00%	1.00%	5/31/2018	5/20/2021	4,498,762	4,521,905	4,519,049	5.9%
LD Milpitas Mezz, LP(5)(6)	US — CA	Hotel	LIBOR + 10.25% (2.75% Floor)	13.00%	1.00%	6/27/2018	6/27/2021	17,000,000	17,093,563	17,182,545	22.4%
									24,615,468	24,702,927	32.2%
Preferred equity investments:
City Gardens 333 LLC(5)(7)	US — CA	Student housing	LIBOR + 9.95% (2.00% Floor)	11.95%	0.00%	4/11/2018	4/1/2021	3,923,076	3,914,239	3,922,584	5.1%
RS JZ Driggs, LLC(5)(7)(8)	US — NY	Multifamily	12.25%	12.25%	1.00%	5/1/2018	8/1/2020	4,100,000	4,141,000	4,141,273	5.4%
Orange Grove Property Investors, LLC(5)(7)	US — CA	Condominium	LIBOR + 8.00% (4.00% Floor)	12.00%	1.00%	5/24/2018	6/1/2021	8,480,000	8,525,880	8,556,092	11.1%
NB Private Capital, LLC(5)(7)(9)	Various	Student housing	16.00%	16.00%	1.00%	7/27/2018	4/16/2021	3,371,455	3,383,530	3,404,805	4.4%
370 Lex Part Deux, LLC(5)(7)	US — NY	Office	LIBOR + 8.25% (2.44% Floor)	10.69%	0.00%	12/17/2018	1/9/2022	18,355,593	18,322,674	17,992,411	23.4%
									38,287,323	38,017,165	49.4%
First mortgages:
TSG-Parcel 1, LLC(5)(7)	US — CA	Land	15.00%	15.00%	1.00%	7/10/2015	12/31/2020	1,888,889	1,907,778	1,907,541	2.5%
									1,907,778	1,907,541	2.5%
Total loan investments – non- controlled									$64,810,569	$64,627,633	84.1%

Portfolio Company(1)	Industry	Interest Dividend Rate	Acquisition Date	Maturity Date	Shares	Cost	Fair Value	% of Net Assets(4)
Marketable securities – non-controlled(10):
Preferred shares:
Nexpoint Real Estate Finance, Inc. – Series A Preferred Shares	REIT	8.5%	7/30/2020	7/24/2025	50,000	$1,176,006	$1,205,001	1.6%
Total marketable securities – non-controlled						1,176,006	1,205,001	1.6%
Total investments – non-controlled						$65,986,575	$65,832,634	85.7%

(1)
All of our investments are issued by eligible portfolio companies, as defined in the 1940 Act. All of our borrowers are in the diversified real estate industry.

(2)
Some of our investments provide for coupon rate indexed to LIBOR and are subject to a LIBOR floor.

(3)
Because there is no readily available market for these investments, these investments are valued using significant unobservable inputs under Level 3 of the fair value hierarchy and are approved in good faith by our Board.

(4)
Percentages are based on net assets of $76.8 million as of September 30, 2020.

(5)
Participation interest is with TPT.

(6)
The loan participations from us do not qualify for sale accounting and therefore, these loans remain in the Schedule of Investments.

(7)
We acquired these investments through participation agreements.

(8)
As of September 30, 2020, this loan was past due. In October 2020, the maturity of the loan was extended to November 15, 2020.

(9)
In June 2020, we amended the credit facility agreement to provide for interest at a fixed rate of 16.00% and to capitalize any unpaid interest to principal.

(10)
From time to time, we may invest in debt and equity securities.

INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES AGREEMENT
Management Services and Responsibilities
Our advisor is registered as an investment adviser under the Advisers Act and serves as our investment adviser pursuant to the Investment Advisory Agreement in accordance with the 1940 Act. As an investment adviser registered under the Advisers Act, our advisor has a fiduciary duty to act solely in our best interests, its client. As part of this duty, our advisor has a fiduciary responsibility for the safekeeping and use of all our funds and assets, whether or not in its immediate possession or control. As such, our advisor may not employ, or permit another to employ, our funds or assets in any manner except for our exclusive benefit. Our advisor is prohibited from contracting away the fiduciary obligation owed to us and our stockholders under common law.
Subject to the overall supervision of our Board, our advisor oversees our day-to-day operations and provides us with investment advisory services. Under the terms of the Investment Advisory Agreement, our advisor:
•
determines the composition and allocation of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

•
determines what securities we will purchase, retain or sell;

•
identifies, evaluates, negotiates and structures the investments we make; and

•
executes, monitors and services the investments we make.

Our advisor will also seek to ensure that we maintain adequate reserves for normal replacements and contingencies (but not for payment of fees payable to it) by causing us to retain a reasonable percentage of offering proceeds, revenues or other sources of reserves. Our advisor’s services under the Investment Advisory Agreement may not be exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired. In addition, our advisor performs certain administrative services under the Investment Advisory Agreement. See “Administrative Services.”
Advisory Fees
We pay our advisor a fee for its services under the Investment Advisory Agreement consisting of two components — a base management fee and an incentive fee. The cost of both the base management fee payable to our advisor and any incentive fees it earns are ultimately borne by our stockholders.
Base Management Fee
The base management fee is calculated at an annual rate of 2% of our average gross assets. The base management fee is payable quarterly in arrears and is calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters. The base management fee may or may not be taken in whole or in part at the discretion of our advisor. All or any part of the base management fee not taken as to any quarter will be deferred without interest and may be taken in such other quarter as our advisor shall determine. The base management fee for any partial month or quarter will be appropriately prorated.
Incentive Fee
The incentive fee consists of two parts. The first part, which we refer to as the subordinated incentive fee on income, is calculated and payable quarterly in arrears based upon our pre-incentive fee net investment income for the immediately preceding quarter. The subordinated incentive fee on income is subject to a quarterly hurdle rate, expressed as a rate of return on adjusted capital at the beginning of the most recently completed calendar quarter, of 2% (8% annualized), subject to a “catch-up” feature. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees, other than fees for providing managerial assistance, such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses reimbursed to our advisor under the Investment Advisory Agreement and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee and the transaction charge). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as OID, debt instruments with PIK interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. The calculation of the subordinated incentive fee on income for each quarter is as follows:
•
No incentive fee is payable to our advisor in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate of 2% (8% annualized);

•
100% of our pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 2.5% in any calendar quarter (10% annualized) is payable to our advisor, all or any portion of which may be waived or deferred in our advisor’s discretion. We refer to this portion of our pre-incentive fee net investment income (which exceeds the hurdle rate but is less than or equal to 2.5%) as the “catch-up.” The “catch-up” provision is intended to provide our advisor with an incentive fee of 20% on all of our pre-incentive fee net investment income when our pre-incentive fee net investment income reaches 2.5% in any calendar quarter; and

•
20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.5% in any calendar quarter (10% annualized) is payable to our advisor once the hurdle rate is reached and the catch-up is achieved.

All percentages are based on adjusted capital.
The following is a graphical representation of the calculation of the income-related portion of the incentive fee:
(1)
All or any portion of this “catch-up” incentive fee payment to our advisor may be waived or deferred in our advisor’s discretion.

These calculations will be appropriately prorated for any period of less than three months and adjusted, if appropriate, for any equity capital raises or repurchases during the applicable calendar quarter.
The second part of the incentive fee, which we refer to as the incentive fee on capital gains, is an incentive fee on capital gains earned on liquidated investments from the portfolio and is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement). This fee equals 20% of our incentive fee on capital gains, which equals our realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees. On a quarterly basis, we accrue (but not pay) for the capital gains incentive fee by calculating such fee as if it were due and payable as of the end of such period.
Example 1: Subordinated Incentive Fee on Income for Each Calendar Quarter
Scenario 1
Assumptions
Investment income (including interest, dividends, fees, etc.) = 1.25%
Hurdle rate(1) = 2%

Base management fee(2) = 0.5%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%
Pre-incentive fee net investment income (investment income – (base management fee + other expenses)) = 0.55%
Pre-incentive fee net investment income does not exceed the hurdle rate; therefore, there is no subordinated incentive fee on income payable.
Scenario 2
Assumptions
Investment income (including interest, dividends, fees, etc.) = 2.9%
Hurdle rate(1) = 2%
Base management fee(2) = 0.5%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%
Pre-incentive fee net investment income (investment income – (base management fee + other expenses)) = 2.2%
Subordinated incentive fee on income = 100% × pre-incentive fee net investment income (subject to “catch-up”)(4)
Catch-up
= 100% × (2.2% – 2%)

= 0.2%
Pre-incentive fee net investment income exceeds the hurdle rate, but does not fully satisfy the “catch-up” provision; therefore, the subordinated incentive fee on income is 0.2%.
Scenario 3
Assumptions
Investment income (including interest, dividends, fees, etc.) = 3.5%
Hurdle rate(1) = 2%
Base management fee(2) = 0.5%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%
Pre-incentive fee net investment income (investment income – (base management fee + other expenses)) = 2.8%
Catch up = 100% × pre-incentive fee net investment income (subject to “catch-up”)(4)
Subordinated incentive fee on income = 100% × “catch-up” + (20% × (pre-incentive fee net investment income – 2.5%))
Catch-up
= 2.5% – 2%

= 0.5%
Subordinated incentive fee on income = (100% × 0.5%) + (20% × (2.8% – 2.5%))
= 0.5% + (20% × 0.3%)
= 0.5% + 0.06%
= 0.56%
Pre-incentive fee net investment income exceeds the hurdle rate and fully satisfies the “catch-up” provision, therefore the subordinated incentive fee on income is 0.56%.

(1)
Represents 8% annualized hurdle rate.

(2)
Represents 2% annualized base management fee on average gross assets. Examples assume assets are equal to adjusted capital.

(3)
Excludes organizational and offering expenses and transaction charges.

(4)
The “catch-up” provision is intended to provide our advisor with an incentive fee of 20% on all pre-incentive fee net investment income when our net investment income exceeds 2.5% in any calendar quarter.

Example 2: Incentive Fee on Capital Gains
Scenario 1
Assumptions
Year 1:
$20 million investment made in Company A (“Investment A”) and $30 million investment made in Company B (“Investment B”)

Year 2:
Investment A sold for $50 million and FMV of Investment B determined to be $32 million

Year 3:
FMV of Investment B determined to be $25 million

Year 4:
Investment B sold for $31 million

The incentive fee on capital gains would be:
Year 1:
None

Year 2:
Incentive fee on capital gains of $6 million ($30 million realized capital gains on sale of Investment A multiplied by 20%)

Year 3:
None → $5 million (20% multiplied by ($30 million cumulative realized capital gains less $5 million cumulative unrealized capital depreciation)) less $6 million (previous capital gains fee paid in Year 2)

Year 4:
Incentive fee on capital gains of $200,000 → $6.2 million ($31 million cumulative realized capital gains multiplied by 20%) less $6 million (incentive fee on capital gains taken in Year 2)

Scenario 2
Assumptions
Year 1:
$20 million investment made in Company A (“Investment A”), $30 million investment made in Company B, (“Investment B”) and $25 million investment made in Company C (“Investment C”)

Year 2:
Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million

Year 3:
FMV of Investment B determined to be $27 million and Investment C sold for $30 million

Year 4:
FMV of Investment B determined to be $35 million

Year 5:
Investment B sold for $20 million

The incentive fee on capital gains would be:
Year 1:
None

Year 2:
Incentive fee on capital gains of $5 million → 20% multiplied by $25 million ($30 million realized capital gains on Investment A less unrealized capital depreciation on Investment B)

Year 3:
Incentive fee on capital gains of $1.4 million → $6.4 million (20% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation)) less $5 million incentive fee on capital gains received in Year 2

Year 4:
None

Year 5:
None → $5 million (20% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million cumulative incentive fee on capital gains paid in Year 2 and Year 3

The returns shown are for illustrative purposes only. No incentive fee is payable to Terra Income Advisors in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate. Positive returns are shown to demonstrate the fee structure and there is no guarantee that positive returns will be realized. Actual returns may vary from those shown in the examples above.
Payment of Our Expenses
Our primary operating expenses include the payment of advisory fees and other expenses under the Investment Advisory Agreement, interest expense from financing facilities and other expenses necessary for our operations. The advisory fees compensate our advisor for its work in identifying, evaluating, negotiating, executing, monitoring and servicing our investments. We bear all other expenses of our operations and transactions, including (without limitation) fees and expenses relating to:
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corporate and organization expenses relating to offerings of our common stock, subject to limitations included in the Investment Advisory Agreement;

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the cost of calculating our NAV, including the cost of any third-party pricing or valuation services;

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the cost of effecting sales and repurchases of shares of our common stock and other securities;

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fees payable to third parties relating to, or associated with, monitoring our financial and legal affairs;

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making investments and valuing investments, including fees and expenses associated with performing due diligence reviews of prospective investments;

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interest payments on our debt, if any, incurred to finance our investments;

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transfer agent and custodial fees;

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fees and expenses associated with marketing efforts;

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federal and state registration fees;

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federal, state and local taxes;

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fees and expenses of directors not also serving in an executive officer capacity for us or Terra Income Advisors;

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costs of director and stockholder meetings, proxy statements, stockholders’ reports and notices;

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costs of fidelity bond, directors and officers/errors and omissions liability insurance and other insurance premiums;

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direct costs, including those relating to printing of stockholder reports and advertising and sales materials, mailing and long distance telephone charges;

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fees and expenses associated with independent audits and outside legal costs;

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costs associated with our reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws including compliance with the Sarbanes-Oxley Act;

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brokerage commissions for the purchase and sale of our investments;

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costs associated with our chief compliance officer; and

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all other expenses incurred by our advisor, or us in connection with administering our business, including expenses incurred by our advisor in performing administrative services for us and administrative personnel paid by our advisor, to the extent they are not controlling persons of our advisor or any of its affiliates, subject to the limitations included in the Investment Advisory Agreement.

Expense Support Agreement
We have entered into an expense support agreement with our advisor as of June 30, 2015, whereby our advisor may pay up to 100% of all of our operating expenses for any period beginning as of the date of such expense support agreement, until we and our advisor mutually agree otherwise. This payment, or the expense support payment, for any month shall be paid by our advisor to us in any combination of cash and offsets against amounts due from us to our advisor. The purpose of the expense support payment is to reduce offering and operating expenses until we have achieved economies of scale sufficient to ensure that we are able to bear a reasonable level of expense in relation to investment income. Operating expenses subject to this agreement include expenses as defined by U.S. GAAP, including, without limitation, fees payable to our advisor and interest on indebtedness.
Pursuant to the terms of the expense support agreement, we have agreed to reimburse our advisor for each expense support payment within three years after such expense support payment is made by our advisor. Reimbursement shall be made as promptly as possible on a date mutually agreed to by us and our advisor, or the reimbursement date, provided that (i) the operating expense ratio, defined as operating expenses excluding organization and offering expenses, base management fees, incentive fees and any interest expense attributable to our indebtedness, which we refer to as net operating expenses, expressed as a percentage of our net assets on the relevant measurement date, as of such reimbursement date is equal to or less than the operating expense ratio as of the expense support payment date attributable to such specified expense support payment; (ii) the annualized distribution rate (exclusive of distribution rate reduction due to the transaction charge, if any, and not including distributions constituting a return of capital) as of such reimbursement date is equal to or greater than the annualized distribution rate (exclusive of distribution rate reduction due to the transaction charge, if any, and not including distributions constituting a return of capital) as of the expense support payment date attributable to such specified expense support payment; (iii) such reimbursement date is not later than three years following such specified expense support payment date; and (iv) the expense support payment does not cause our net operating expenses to exceed 1.5% of our net assets attributable to shares of common stock, after taking such reimbursement into account. Our advisor is entitled to reimbursement of all previously unreimbursed expense support payments in the event of termination of the expense support agreement.
Reimbursement of Terra Income Advisors for Administrative Services
We reimburse our advisor for expenses necessary to perform services related to our administration and operation. The amount of this reimbursement is set at the lesser of (i) our advisor’s actual costs incurred in providing such services and (ii) the amount that our Board, including a majority of our independent directors, estimates we would be required to pay alternative service providers for comparable services in the same geographic location. Our advisor is required to allocate the cost of such services to us based on objective factors such as total assets, revenues, time allocations or other reasonable metrics. Our Board then assesses the reasonableness of such reimbursements based on the breadth, depth and quality of such services as compared to the estimated cost to us of obtaining similar services from third-party providers known to be available. In addition, our Board considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, our Board compares the total amount paid to our advisor for such services as a percentage of our net assets to the same ratio as reported by other comparable BDCs. We do not reimburse our advisor for any services for which it receives a separate fee, or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of our advisor.
Duration and Termination
The Investment Advisory Agreement became effective on April 30, 2019, when Axar acquired the remaining 51% economic interest and 100% of the voting interest in Terra Income Advisors. Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect for two years after its original effective date, and thereafter from year-to-year thereafter if approved annually by our Board or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. A discussion regarding the basis for our approval of the Investment Advisory Agreement will be available in our annual reports to stockholders.

An affirmative vote of the holders of a majority of our outstanding voting securities is also necessary in order to make material amendments to the Investment Advisory Agreement.
The Investment Advisory Agreement will automatically terminate in the event of its assignment. As required by the 1940 Act, the Investment Advisory Agreement provides that we may terminate the agreement without penalty upon 60 days’ written notice to our advisor. If our advisor wishes to voluntarily terminate the Investment Advisory Agreement, it must give us a minimum of 120 days’ notice prior to termination and must pay all expenses associated with its termination. The Investment Advisory Agreement may also be terminated, without penalty, upon the vote of a majority of our outstanding voting securities. We may terminate our advisor’s interest in our revenues, expenses, income, losses, distributions and capital by payment of an amount equal to the then present FMV of such interest, determined by agreement between us and our advisor. If we cannot agree on such amount, it will be determined in accordance with the then current rules of the American Arbitration Association. The expenses of such arbitration shall be borne equally. The method of payment to our advisor must be fair and must protect our solvency and liquidity.
Without the vote of holders of a majority of our outstanding voting securities, the Investment Advisory Agreement may not be materially amended, nor may we engage in a merger or other reorganization with our advisor. In addition, should we or our advisor elect to terminate the Investment Advisory Agreement, a new advisor may not be appointed without approval of a majority of our outstanding common stock, except in limited circumstances where a temporary advisor may be appointed without stockholder consent, consistent with the 1940 Act, for a time period not to exceed 150 days following the date on which the previous contract terminates.
Prohibited Activities
Our charter prohibits the following activities between us and our advisor and its affiliates:
•
We may not purchase or lease assets in which our advisor or its affiliates has an interest unless we disclose the terms of the transaction to our stockholders and the assets are sold or leased upon terms that are reasonable to us and at a price that does not exceed the lesser of cost or FMV, as determined by an independent expert;

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Our advisor and its affiliates may not acquire assets from us unless approved by our stockholders in accordance with our charter;

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We may not lease assets to our advisor or its affiliates unless the transaction occurs at our formation, we disclose the terms of the transaction to our stockholders and such terms are fair and reasonable to us;

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We may not make any loans to our advisor or its affiliates except for the advancement of funds as permitted by our charter;

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We may not acquire assets in exchange for our stock;

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We may not pay a commission or fee, either directly or indirectly to our advisor or its affiliates, except as otherwise permitted by our charter, in connection with the reinvestment of cash flows from operations and available reserves or of the proceeds of the resale, exchange or refinancing of our assets;

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Our advisor and its affiliates may not charge duplicate fees to us; and

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Our advisor and its affiliates may not provide financing to us with a term in excess of 12 months. In connection with any such financing, our advisor may not receive interest in excess of the lesser of its cost of funds or the amounts that would be charged by unrelated lending institutions on comparable loans for the same purpose. Our advisor also may not receive a prepayment charge or penalty in connection with any such financing.

In addition, the Investment Advisory Agreement prohibits our advisor and its affiliates from receiving or accepting any rebate, give-up or similar arrangement that is prohibited under federal or state securities laws. Our advisor and its affiliates are also prohibited from participating in any reciprocal business arrangement that would circumvent provisions of federal or state securities laws governing conflicts of interest or investment restrictions. Our advisor and its affiliates are prohibited from entering into any agreement, arrangement or understanding that would circumvent restrictions against dealing with affiliates or promoters under applicable federal or state securities laws.
Indemnification
The Investment Advisory Agreement provides that our advisor and its officers, managers, controlling persons and any other person or entity affiliated with it acting as our agent are not entitled to indemnification (including reasonable attorneys’ fees and amounts reasonably paid in settlement) for any liability or loss suffered by our advisor or such other person, nor will our advisor or such other person be held harmless for any loss or liability suffered by us, unless: (i) our advisor or such other person has determined, in good faith, that the course of conduct which caused the loss or liability was in our best interests; (ii) our advisor or such other person was acting on behalf of or performing services for us; (iii) the liability or loss suffered was not the result of negligence or misconduct by our advisor or such other person acting as our agent; and (iv) the indemnification or agreement to hold our advisor or such other person harmless for any loss or liability suffered by us is only recoverable out of our net assets and not from our stockholders. We maintain a joint liability insurance policy with our affiliates, including our advisor. The premiums for this policy are allocated across all insureds based on, among other things, the proportional share of the premium that we and our affiliates would pay had we purchased our policies separately and the asset base of each such entity. The independent directors of our Board must review and approve our allocation on an annual basis. As a result, our advisor bears the cost of its own liability insurance.
Organization of Terra Income Advisors
Our advisor is a Delaware limited liability company that is registered as an investment adviser under the Advisers Act. The principal address of our advisor is Terra Income Advisors, LLC, 550 Fifth Avenue, 6th Floor, New York, NY 10036.
Board Approval of the Investment Advisory Agreement
The Investment Advisory Agreement was approved by our Board on February 21, 2019, and became effective upon the approval by the affirmative vote of a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting held on April 30, 2019. Such approvals were made in accordance with, and on the basis of an evaluation satisfactory to our Board as required by, Section 15(c) of the 1940 Act and applicable rules and regulations thereunder, including a consideration of, among other factors, (i) the nature, quality and extent of the advisory and other services to be provided under the agreements, (ii) the investment performance of the personnel who manage investment portfolios with objectives similar to ours, (iii) comparative data with respect to advisory fees or similar expenses paid by other BDCs with similar investment objectives and (iv) information about the services to be performed and the personnel performing such services under each of the agreements.

ADMINISTRATIVE SERVICES
Terra Income Advisors is reimbursed for administrative expenses it incurs on our behalf, including general ledger accounting, fund accounting and investor services. Our advisor also performs, or oversees the performance of, our corporate operations and required administrative services, which includes being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, our advisor assists us in publishing our NAV, overseeing the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others.
For providing these services, facilities and personnel, we reimburse our advisor for administrative expenses it incurs in performing its obligations. The amount of this reimbursement is set at the lesser of (i) our advisor’s actual costs incurred in providing such services and (ii) the amount that our Board, including a majority of our independent directors, estimates we would be required to pay alternative service providers for comparable services in the same geographic location. Our advisor is required to allocate the cost of such services to us based on objective factors such as total assets, revenues, time allocations or other reasonable metrics. Our Board then assesses the reasonableness of such reimbursements based on the breadth, depth and quality of such services as compared to the estimated cost to us of obtaining similar services from third-party providers known to be available. In addition, our Board considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, our Board compares the total amount paid to our advisor for such services as a percentage of our net assets to the same ratio as reported by other comparable BDCs. We do not reimburse our advisor for any services for which it receives a separate fee, or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of our advisor.
Our Board, including a majority of our independent directors, will annually review the compensation we pay to our advisor for such services related to our administration and operation to determine that the provisions of the Investment Advisory Agreement are carried out satisfactorily and to determine, among other things, whether the fees payable are reasonable in light of the services provided.
For a discussion of the indemnification provisions in the Investment Advisory Agreement, see “Investment Advisory and Administrative Services Agreement — Indemnification.”

DETERMINATION OF NET ASSET VALUE
We determine the NAV of our investment portfolio each quarter. Securities that are publicly traded are valued at the reported closing price on the valuation date. Securities that are not publicly traded are valued at fair value as determined in good faith by our Board. In connection with that determination, Terra Income Advisors provides our Board with portfolio security valuations which are based on relevant inputs, including, but not limited to, indicative dealer quotes, values of like securities, recent portfolio company financial statements and forecasts and valuations prepared by third-party valuation services.
ASC Topic 820, Fair Value Measurement, issued by the Financial Accounting Standards Board, clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, defined as inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.
With respect to investments for which market quotations are not readily available, we undertake a multi-step valuation process each quarter, as described below:
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our quarterly valuation process begins with Terra Income Advisors’ management team providing a preliminary valuation of each investment to the valuation committee of our Board (which consists solely of independent directors), which valuation may be obtained from an independent valuation firm;

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preliminary valuation conclusions are then documented and discussed with the valuation committee of our Board;

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our valuation committee reviews the preliminary valuation and Terra Income Advisors’ management team, together with our independent valuation firm, if applicable, responds and supplements the preliminary valuation to reflect any comments provided by the valuation committee; and

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our Board discusses valuations and determines the fair value of each investment in our portfolio in good faith based on various statistical and other factors, including the input and recommendation of Terra Income Advisors, the valuation committee and any third-party valuation firm, if applicable.

Determination of fair value involves subjective judgments and estimates. Below is a description of factors that our Board may consider when valuing our debt and equity investments.
Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing interest rates for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, we may incorporate these factors into discounted cash flow models to arrive at fair value. Other factors that our Board may consider include the borrower’s ability to adequately service its debt, the FMV of the portfolio company in relation to the face amount of its outstanding debt and the quality of collateral securing our debt investments.
Our equity interests in portfolio companies for which there is no liquid public market are valued at fair value. Our Board, in its analysis of fair value, may consider various factors, such as multiples of earnings before interest, taxes, depreciation and amortization (“EBITDA”), cash flows, net income, revenues or, in limited instances, book value or liquidation value. All of these factors may be subject to adjustments based upon the particular circumstances of a portfolio company or our actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners or acquisition, recapitalization, restructuring or other related items.
Our Board may also look to public trading multiples discounted for illiquidity and other factors, or valuations implied by third-party investments in the portfolio companies or industry practices in determining fair value. Our Board may also consider the size and scope of an investment and its specific strengths and weaknesses, as well as any other factors it deems relevant in assessing the value. Generally, the value of our equity investments for which market quotations are readily available is based upon the most recent closing public market price. Portfolio securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security.
The fair values of our investments are determined in good faith by our Board. Our Board is solely responsible for the valuation of our portfolio investments at fair value as determined in good faith pursuant to our valuation policy and consistently applied valuation process.
We periodically utilize the data and valuation services that we receive from a third-party valuation firm against the actual prices at which we purchase and sell our investments. Based on the results of the benchmark analysis and the experience of our management in purchasing and selling these investments, we believe that these prices are reliable indicators of fair value. However, because of the private nature of this marketplace (meaning actual transactions are not publicly reported), we believe that these valuation inputs are classified as Level 3 within the fair value hierarchy. We may also use other methods to determine fair value for securities for which we cannot obtain prevailing bid and ask prices through our third-party pricing service or independent dealers, including the use of an independent valuation firm. We periodically benchmark the valuations provided by the independent valuation firm against the actual prices at which we purchase and sell our investments. Our valuation committee of our Board reviews and approves the valuation determinations made with respect to these investments in a manner consistent with our valuation process.

MANAGEMENT
Pursuant to our charter and bylaws, our business and affairs are managed under the direction of our Board. The responsibilities of our Board include, among other things, the oversight of our investment activities, the quarterly valuation of our assets, oversight of our financing arrangements and corporate governance activities. Our Board currently has an audit committee, a valuation committee and a nominating and corporate governance committee, and may establish additional committees from time to time as necessary. Our Board is classified into three classes, one class to hold office initially for a term expiring at the next succeeding annual meeting of stockholders following the initial meeting of stockholders, another class to hold office initially for a term expiring at the second succeeding annual meeting of stockholders and another class to hold office initially for a term expiring at the third succeeding annual meeting of stockholders, with the members of each class to hold office until their successors are duly elected and qualify. At each annual meeting of the stockholders, the successors to the class of directors whose term expires at such meeting shall be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and until their successors are duly elected and qualify. Although the number of directors may be increased or decreased, a decrease will not have the effect of shortening the term of any incumbent director. Any director may resign at any time and may be removed with or without cause by the stockholders upon the affirmative vote of at least a majority of all the votes entitled to be cast generally in the election of directors. The notice of any special meeting called for the purpose of removing a director will indicate that the purpose, or one of the purposes, of the meeting is to determine if the director is to be removed.
A vacancy created by an increase in the number of directors or the death, resignation, removal, adjudicated incompetence or other incapacity of a director may be filled only by a vote of a majority of the remaining directors and any director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which such vacancy occurred and until a successor is duly elected and qualifies. As provided in our charter, nominations of individuals to fill the vacancy of a board seat previously filled by an independent director will be made by the remaining independent directors.
Board of Directors and Executive Officers
Our Board consists of four members, three of whom are not interested persons with respect to us or Terra Income Advisors as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. We expect that members of our Board will be elected annually at our annual meeting of stockholders; however, we have not held our 2020 annual meeting of stockholders. We are prohibited from making loans or extending credit, directly or indirectly, to our directors or executive officers under Section 402 of the Sarbanes-Oxley Act.
Through its direct oversight role, and indirectly through its committees, our Board performs a risk oversight function for us consisting of, among other things, the following activities: (i) at regular and special Board meetings, and on an ad hoc basis, receiving and reviewing reports related to our performance and operations; (ii) reviewing and approving, as applicable, our compliance policies and procedures; (iii) meeting with the portfolio management team to review investment strategies, techniques and the processes used to manage related risks; (iv) meeting with, or reviewing reports prepared by, the representatives of key service providers, including our advisor, administrator, distributor, transfer agent, custodian and independent registered public accounting firm, to review and discuss our activities and to provide direction with respect thereto; and (v) engaging the services of our chief compliance officer to test our compliance procedures and our service providers. Mr. Uppal, who is not an independent director, serves as Chairman of our Board. Our Board feels that Mr. Uppal is the director with the most knowledge of our business strategy and is best situated to serve as Chairman of our Board. Our charter, as well as regulations governing BDCs generally, requires that a majority of the members of our Board be independent directors. Our Board does not currently have a lead independent director. Our Board, after considering various factors, has concluded that this structure is appropriate given our current size and complexity.

Directors
Information regarding our Board is set forth below. We have divided the directors into two groups: interested directors and independent directors. The address for each director is c/o Terra Income Fund 6, Inc., 550 Fifth Avenue, 6th Floor, New York, NY 10036.
NAME	AGE	DIRECTOR SINCE	EXPIRATION OF TERM
Interested Directors
Vikram S. Uppal*	36	2019	2020***
Independent Directors
Jeffrey M. Altman	47	2016	2019**
Spencer E. Goldenberg	37	2019	2021
Robert E. Marks	68	2015	2020***

*
On November 12, 2019, Bruce D. Batkin notified our Board of his resignation as a director and Chairmen of the Board, effective immediately. On November 12, 2019, our Board elected Vikram S. Uppal, our Chief Executive Officer, to fill the vacancy on our Board and appointed Mr. Uppal as Chairman of the Board, effective immediately. Mr. Uppal will serve as a Class II director of our Board and Chairman of the Board until our next annual meeting of stockholders and until his successor is duly elected and qualifies.

**
Class III directorship expired in 2019. However, no Class III directors were elected at the designated time. Pursuant to Section 2-405 of the Maryland General Corporation Law, Mr. Altman shall continue to manage our business and affairs as a Class III director until his successor is elected and qualifies.

***
Class II directorship expired in 2020. However, no Class II directors were elected at the designated time. Pursuant to Section 2-405 of the Maryland General Corporation Law Section 2-405, Messrs. Uppal and Marks shall continue to manage our business and affairs as Class II directors until their successors are duly elected and qualifies.

Interested Directors
Vikram S. Uppal has served as the Chairman of the Board since November 2019, as our Chief Executive Officer and the Chief Executive Officer of Terra Income Advisors since April 2019, and as the Chief Executive Officer of Terra Capital Partners since December 2018. Mr. Uppal has also served as a director of TPT and Terra REIT Advisors since February 8, 2018 and as Chief Executive Officer of TPT and Terra REIT Advisors since December 1, 2018. Prior to joining Terra Capital Partners, Mr. Uppal was a Partner and Head of Real Estate at Axar since 2016. Prior to Axar, Mr. Uppal was a Managing Director on the Investment Team at Fortress Investment Group’s Credit and Real Estate Funds from 2015 to 2016. From 2012 to 2015, Mr. Uppal worked at Mount Kellett Capital Management, a private investment organization, where he served as Co-Head of North American Real Estate Investments. Mr. Uppal holds a B.S. from the University of St. Thomas and a M.S. from Columbia University.
Independent Directors
Jeffrey M. Altman has served as one of our independent directors since April 2016. Since May 2019, Mr. Altman has been a Managing Director and Co-Head of U.S. Lodging & Leisure within the real estate, gaming and lodging investment banking group (REGAL) of Jefferies LLC, an investment bank. From July 2011 to May 2019, Mr. Altman was a Managing Director in Houlihan Lokey’s real estate and lodging investment banking group and from December 1998 to May 2011, he served as a Director of Lazard Fréres & Co. LLC REGAL, where he led the firm’s global hospitality and leisure effort. Mr. Altman has advised on over $100 billion of real estate transactions in his career and is a frequent speaker at real estate and lodging conferences. He is currently a member of the New York Hospitality Council, the National Association of Real Estate Investment Trusts, the International Council of Shopping Centers and the Samuel Zell and Robert Lurie Real Estate Center of the Wharton School of the University of Pennsylvania. Mr. Altman received a

B.S., magna cum laude, with a concentration in accounting and finance, and an M.B.A., with a concentration in finance, from the John M. Olin School of Business at Washington University.
Spencer E. Goldenberg has served as our independent director since April 2019. He has served as an independent director of StoneMor Inc. (NYSE: STON) since June 2019, and previously served as an independent director of TPT from February 2018 to February 2020. Mr. Goldenburg has served as Chief Financial Officer of Menin Hospitality since June 2018, having previously served as Vice President of Corporate Development from June 2015 to June 2018. Prior to his time at Menin, Mr. Goldenberg was employed as an accountant at the firm of Gerstle, Rosen & Goldenberg P.A. from February 2008 to June 2015. From October 2005 until February 2008, he served as a legislative aide to Florida State Senator Gwen Margolis. Mr. Goldenberg holds an active certified public accountant’s license in the state of Florida. He holds a Bachelor of Arts in International Affairs from Florida State University.
Robert E. Marks has served as one of our independent directors since March 2015. Since 1994, Mr. Marks has been the President of Marks Ventures, LLC, a private equity investment firm. From 1982 to 1994, he served in the capacities of both Managing Director and Vice President for Carl Marks & Co. Inc., where he was co-head of the firm’s leveraged buyout investing activity. From 1978 to 1982, he was a corporate finance associate with Dillon, Read & Co. Inc., an investment banking firm. From 1974 to 1976, he worked for the Export-Import Bank of the United States, performing research and analysis on the economic fundamentals underpinning particular loan proposals. Mr. Marks was Chairman of the board of directors of Denny’s Corporation (NASDAQ: DENN) from 2004 through 2006 and is currently a director, the Chair of the Audit and Finance Committee and a member of the Corporate Governance Committee. He is currently the Chair of the Audit Committee and a member of the Corporate Governance Committee of Trans World Entertainment Corporation (NASDAQ: TWMC). Until July 2014, he served as Chairman of the Compensation Committee and Nominating and Corporate Governance Committee for Emeritus Corporation (formerly NYSE: ESC). Mr. Marks also serves on the board of directors of two private companies, Harris Environmental Systems LLC and Pacific Tool Inc., and on the board of trustees for one charitable organization, the Greenwich, Connecticut Public Library. He served on the board of trustees of The International Rescue Committee until February 2015 and is currently an overseer. From 2005 to 2013 Mr. Marks was a member of the board of trustees of the Fisher House Foundation. Until January 2015, he also served on the board of trustees of one private club, The Field Club of Greenwich. From 2010 through 2015, Mr. Marks served on the Stanford University Alumni Committee on Trustee Nominations, which is responsible for selecting members to the university’s board of trustees. Mr. Marks received a B.A. and an M.A. in Economics, Phi Beta Kappa and with distinction and departmental honors, from Stanford University in 1974 and an M.B.A. from Harvard Business School in 1978 with a concentration in Finance and General Management.
Executive Officers
The following persons serve as our executive officers in the following capacities:
NAME	AGE	POSITION(S) HELD
Vikram S. Uppal	36	Chairman of the Board, Chief Executive Officer and President
Gregory M. Pinkus	56	Chief Operating Officer, Chief Financial Officer, Treasurer and Secretary
Daniel J. Cooperman	46	Chief Originations Officer

*
On November 12, 2019, Michael S. Cardello notified our Board of his resignations as Chief Compliance Officer, effective immediately. On the same day, our Board appointed Bernadette Murphy of Vigilant Compliance, LLC (“Vigilant”) to serve as our Chief Compliance Officer, effective immediately, pursuant to a services agreement between us and Vigilant.

The address for each executive officer is c/o Terra Income Fund 6, Inc., 550 Fifth Avenue, 6th Floor, New York, NY 10036.
Executive Officers Who are Directors
For information regarding the business experience of Mr. Uppal, see “— Interested Director” above.

Executive Officers Who are Not Directors
Gregory M. Pinkus has served as our Chief Financial Officer, Treasurer and Secretary since May 2013 and our Chief Operating Officer since July 2014. He has also served as Chief Financial Officer and Chief Operating Officer of Terra Income Advisors since February 2015 and July 2014, respectively. Mr. Pinkus has served as (i) the Chief Financial Officer of Terra Capital Advisors, LLC (“Terra Capital Advisors”), Terra Capital Advisors 2, LLC (“Terra Capital Advisors 2”) and Terra Income Advisors 2, LLC (“Terra Income Advisors 2”) since May 2012, September 2012 and October 2016, respectively; (ii) the Chief Operating Officer of each of Terra Capital Advisors, Terra Capital Advisors 2 and Terra Capital Partners since July 2014; (iii) the Chief Operating Officer of Terra Income Advisors 2 since October 2016; (iv) the Chief Financial Officer, and Secretary and Treasurer, of each of Terra Secured Income Fund (“TSIF”), Terra Secured Income Fund 2 (“TSIF 2”), Terra Secured Income Fund 3 (“TSIF 3”), Terra Secured Income Fund 4 (“TSIF 4”) and TSIF 5 since May 2012 and July 2014, respectively; and (v) the Chief Financial Officer and Chief Operating Officer of Terra Secured Income Fund 5 International (“Terra International”), Terra Income Fund International (“TIFI”), TSIF 7, TPT and TPT 2 since June 2014, October 2016, October 2016, January 2016 and September 2016, respectively. Prior to joining Terra Capital Partners in May 2012, he served as Assistant Controller for W.P. Carey & Co. from 2006 to August 2010 and as Controller from August 2010 to May 2012. Mr. Pinkus also served as Controller and Vice President of Finance for several early-stage technology companies during the period of 1999 to 2005. Additionally, he managed large-scale information technology budgets at New York Life Insurance Company from 2003 to 2004 and oversaw an international reporting group at Bank of America from 1992 to 1996. Mr. Pinkus is a Certified Public Accountant and member of the American Institute of Certified Public Accountants. He holds a B.S. in Accounting from the Leonard N. Stern School of Business at New York University.
Daniel J. Cooperman has served as our Chief Originations Officer since February 2015, having previously served as our Managing Director of Originations from May 2013 until February 2015. He has also served as Chief Originations Officer of Terra Income Advisors since February 2015. Mr. Cooperman has served as Chief Originations Officer of (i) each of Terra Capital Advisors and Terra Capital Advisors 2 since January 2015, having previously served as Managing Director of Originations until January 2015 of Terra Capital Advisors and Terra Capital Advisors 2 since April 2009 and September 2012, respectively; (ii) each of TSIF 2, TSIF 3, TSIF 4, TSIF 5 and Terra International since January 2015, having previously served as Managing Director of Originations until January 2015 of TSIF, TSIF 2, TSIF 3, TSIF 4, TSIF 5 and Terra International since July 2009, May 2011, January 2012, September 2012, August 2013 and June 2014, respectively; (iii) TPT since January 2016; (iv) TPT2 since September 2016; and (v) each of Terra Income Advisors 2, TIFI, TSIF 7 since October 2016. Mr. Cooperman has 18 years’ experience in the acquisition, financing, leasing and asset management of commercial real estate with an aggregate value of over $5 billion. Prior to the formation of Terra Capital Partners in 2001 and its commencement of operations in 2002, Mr. Cooperman handled mortgage and mezzanine placement activities for The Greenwich Group International, LLC. Prior to joining The Greenwich Group International, LLC, Mr. Cooperman worked in Chase Manhattan Bank’s Global Properties Group, where he was responsible for financial analysis and due diligence for the bank’s strategic real estate acquisitions and divestitures. Prior to that time, he was responsible for acquisitions and asset management for JGS, a Japanese conglomerate with global real estate holdings. Mr. Cooperman holds a B.S. in Finance from the University of Colorado at Boulder.
Our officers may also include one or more vice presidents and other officers in accordance with our bylaws. In addition, our Board may, from time to time, elect such other officers with such powers and duties as it shall deem necessary or desirable.
Committees of Our Board of Directors
Our Board has the following committees:
Audit Committee
The Audit Committee is responsible for selecting, engaging and supervising our independent accountants, reviewing the plans, scope and results of the audit engagement with our independent accountants, approving professional services provided by our independent accountants (including compensation therefor), reviewing the independence of our independent accountants and reviewing the adequacy of our internal controls over financial reporting. The members of the Audit Committee are Messrs. Altman, Goldenberg and Marks, each of whom is independent. Mr. Goldenberg serves as the chairman of the Audit Committee. Our Board has determined that Mr. Goldenberg is an “audit committee financial expert” as defined under Item 407 of Regulation S-K promulgated under the Exchange Act. Each of Messrs. Altman, Goldenberg and Marks meets the current independence and experience requirements of Rule 10A-3 of the Exchange Act.
Valuation Committee
The valuation committee establishes guidelines, reviews valuations provided by an advisor or an independent valuation firm and makes recommendations to our Board regarding the valuation of our loans and investments. The members of the valuation committee are Messrs. Altman, Goldenberg and Marks, each of whom is independent. Mr. Altman serves as chairman of the valuation committee.
Nominating and Corporate Governance Committee
The nominating and corporate governance committee selects and nominates directors for election by our stockholders, selects nominees to fill vacancies on our Board or a committee thereof, develops and recommends to our Board a set of corporate governance principles and oversees the evaluation of our Board. The nominating and corporate governance committee considers candidates suggested by its members and other directors, as well as our management and stockholders. A stockholder who wishes to recommend a prospective nominee for our Board must provide notice to our corporate secretary in accordance with the requirements set forth in our bylaws. See “Description of Our Securities — Provisions of the Maryland General Corporation Law and Our Charter and Bylaws — Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals” for a description of our stockholder nomination procedure. The members of the nominating and corporate governance committee are Messrs. Altman, Goldenberg and Marks, each of whom is independent. Mr. Marks serves as chairman of the nominating and corporate governance committee.
Compensation of Directors
Our directors who do not also serve in an executive officer capacity for us or Terra Income Advisors are entitled to receive annual cash retainer fees, fees for attending board and committee meetings and annual fees for serving as a committee chairperson. These directors are Messrs. Altman, Goldenberg and Marks. The above directors will receive an annual fee of $20,000, plus $2,500 for each board meeting attended in person, $1,000 for each board meeting attended via teleconference and $1,000 for each committee meeting attended. In addition, the chairman of the Audit Committee will receive an annual fee of $7,500 and the chairman of each of the Nominating and Corporate Governance Committee and the Valuation Committee, and any other committee, will receive an annual fee of $2,500 for their additional services. We will also reimburse each of the above directors for all reasonable and authorized business expenses in accordance with our policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and each committee meeting not held concurrently with a board meeting. We do not pay compensation to our directors who also serve in an executive officer capacity for us or Terra Income Advisors.
The following table sets forth compensation of our directors for the year ended December 31, 2020:
Name	Fees Earned or Paid in Cash	All Other Compensation	Total
Year Ended December 31, 2020
Interested Director
Vikram S. Uppal	$—	$—	$—
Independent Directors
Jeffrey M. Altman	$38,500	$—	$38,500
Spencer Goldenberg	$43,500	$—	$43,500
Robert E. Marks	$38,500	$—	$38,500

Compensation of Executive Officers
Our executive officers do not receive any direct compensation from us. We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of Terra Income Advisors or by individuals who were contracted by us or by Terra Income Advisors to work on behalf of us pursuant to the terms of the Investment Advisory Agreement. Each of our executive officers is an employee of Terra Income Advisors, or one of its affiliates or an outside contractor, and the day-to-day investment operations and administration of our portfolio are managed by Terra Income Advisors. In addition, we reimburse Terra Income Advisors for our allocable portion of expenses incurred by Terra Income Advisors in performing its obligations under the Investment Advisory Agreement, including the allocable portion of the cost of our officers and their respective staffs determined under the Investment Advisory Agreement.
The Investment Advisory Agreement provides that Terra Income Advisors and its officers, managers, controlling persons and any other person or entity affiliated with it acting as our agent will not be entitled to indemnification (including reasonable attorneys’ fees and amounts reasonably paid in settlement) for any liability or loss suffered by Terra Income Advisors or such other person, nor will Terra Income Advisors or such other person be held harmless for any loss or liability suffered by us, unless: (i) Terra Income Advisors or such other person has determined, in good faith, that the course of conduct which caused the loss or liability was in our best interests; (ii) Terra Income Advisors or such other person was acting on behalf of or performing services for us; (iii) the liability or loss suffered was not the result of negligence or misconduct by Terra Income Advisors or such other person acting as our agent; and (iv) the indemnification or agreement to hold Terra Income Advisors or such other person harmless for any loss or liability is only recoverable out of our net assets and not from our stockholders.

PORTFOLIO MANAGEMENT
The management of our investment portfolio is the responsibility of our advisor and its executive officers. The investment committee of our advisor will approve each new investment that we make. The executive officers of our advisor receive no compensation from us in connection with their portfolio management activities. The executive officers of our advisor will allocate their time between advising us and managing other investment activities and business activities in which they may be involved. Therefore, our advisor, its personnel and certain affiliates may experience conflicts of interest in allocating management time, services and functions among us and any other business ventures in which they or any of their key personnel, as applicable, are or may become involved. This could result in actions that are more favorable to other affiliated entities than to us.
Executive Officers
The following persons serve as executive officers of our advisor in the following capacities:
NAME	AGE	POSITION(S) HELD
Vikram S. Uppal	36	Chief Executive Officer
Gregory M. Pinkus	56	Chief Financial Officer
Daniel J. Cooperman	46	Chief Originations Officer
For information regarding the business experience of Messrs. Uppal, Pinkus and Cooperman, see “Management — Board of Directors and Executive Officers.”

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
We have entered into the Investment Advisory Agreement with our advisor, pursuant to which we pay our advisor a base management fee and an incentive fee. See “Investment Advisory and Administrative Services Agreement” for a description of how the fees payable to our advisor are determined.
We have entered into an expense support agreement with our advisor, whereby our advisor may pay expense support payments for any period beginning on April 20, 2015, until we and our advisor mutually agree otherwise. The purpose of the expense support agreement is to reduce our operating expenses until we have achieved economies of scale sufficient to ensure that we are able to bear a reasonable level of expense in relation to our investment income. However, subsequent distributions may be reduced because our advisor is entitled to reimbursement by us of each expense support payment within three years after such expense support payment is made. The expense support payment for any month shall be paid to us by our advisor in any combination of cash and offsets against amounts due from us to our advisor. Operating expenses subject to this agreement include expenses as defined by U.S. GAAP, including, without limitation, advisory fees payable and interest on indebtedness. See “Investment Advisory and Administrative Services Agreement — Expense Support Agreement.”
Our executive officers, certain of our directors and certain debt finance professionals of Terra Capital Partners who perform services for us on behalf of our advisor are also officers, trustees, managers and key professionals of other Terra Capital Partners entities, including the Terra Income Funds. These persons have legal obligations with respect to those entities that are similar to their obligations to us. In the future, these persons and other affiliates of our sponsor may organize other debt-related programs and acquire for their own account debt-related investments that may be suitable for us. In addition, Terra Capital Partners may grant equity interests in our advisor to certain management personnel performing services for our advisor.
All transactions we enter into with our affiliates must be fair and reasonable to us and on terms no less favorable than could be obtained from an unaffiliated third party and must be approved by a majority of our Board, including a majority of our independent directors.
Allocation of Terra Income Advisors’ Time
We rely on our advisor to manage our day-to-day activities and to implement our investment strategy. Our advisor and certain of its affiliates are presently, and plan in the future to continue to be, involved with activities that are unrelated to us. As a result of these activities, our advisor, its employees and certain of its affiliates will have conflicts of interest in allocating their time between us and other activities in which they are or may become involved, including the management of the Terra Income Funds. Our advisor and its employees will devote only as much of its or their time to our business as it and its employees, in their judgment, determine is reasonably required, which may be substantially less than their full time. Therefore, our advisor, its personnel and certain affiliates may experience conflicts of interest in allocating management time, services and functions among us and any other business ventures in which they or any of their key personnel, as applicable, are or may become involved. This could result in actions that are more favorable to other affiliated entities than to us.
However, we believe that the members of our advisor’s senior management and the other key debt finance professionals performing services to us on behalf of our advisor have sufficient time to fully discharge their responsibilities to us and to the other businesses in which they are involved. We believe that our affiliates and executive officers will devote the time required to manage our business and expect that the amount of time a particular executive officer or affiliate devotes to us will vary during the course of the year and depend on our business activities at the given time. We expect that our executive officers and affiliates will generally devote more time to programs raising and investing capital than to programs that have completed their offering stages, though from time to time each program will have its unique demands. Because many of the operational aspects of Terra Capital Partners-sponsored programs are very similar, there are significant efficiencies created by the same team of individuals at the advisor providing services to multiple programs. For example, our advisor has streamlined the structure for financial reporting, internal controls and investment approval processes for the programs.

Competition and Allocation of Investment Opportunities
Employees of our advisor are simultaneously providing investment advisory services to other affiliated entities, including the Terra Income Funds.
Our advisor may determine it appropriate for us and one or more other investment programs managed by our advisor or any of its affiliates to participate in an investment opportunity. To the extent we are able to make co-investments with investment programs managed by our advisor or its affiliates, these co-investment opportunities may give rise to conflicts of interest or perceived conflicts of interest among us and the other participating programs. In addition, conflicts of interest or perceived conflicts of interest may also arise in determining which investment opportunities should be presented to us and other participating programs.
To mitigate these conflicts, our advisor will seek to execute such transactions on a fair and equitable basis and in accordance with its allocation policies, taking into account various factors, which may include: the source of origination of the investment opportunity; investment objectives and strategies; tax considerations; risk, diversification or investment concentration parameters; characteristics of the security; size of available investment; available liquidity and liquidity requirements; regulatory restrictions; or such other factors as may be relevant to a particular transaction.
Investments
As a BDC, we are subject to certain regulatory restrictions in making our investments. For example, we generally are not permitted to co-invest with certain entities affiliated with our advisor in transactions originated by it or its affiliates unless we obtain an exemptive order from the SEC or co-invest alongside our advisor or its affiliates in accordance with existing regulatory guidance and the allocation policies of our advisor and its affiliates, as applicable. However, we are permitted to, and may, co-invest in syndicated deals and secondary loan market transactions where price is the only negotiated point. The SEC has granted us exemptive relief from the provisions of Sections 17(d) and 57(a)(4) of the 1940 Act, thereby permitting us, subject to the satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions with our Co-Investment Affiliates. However, we will be prohibited from engaging in certain transactions with our affiliates even under the terms of this exemptive order. We believe the relief granted to us under this exemptive order may not only enhance our ability to further our investment objectives and strategies, but may also increase favorable investment opportunities for us, in part by allowing us to participate in larger investments, together with our Co-Investment Affiliates, than would be available to us in the absence of such relief.
Appraisal and Compensation
Our charter provides, with certain exceptions, that, in connection with any transaction involving the acquisition, merger, conversion or consolidation either directly or indirectly of us and the issuance of securities of a surviving entity after the successful completion of such transaction (“roll-up”), an appraisal of all our assets will be obtained from a competent independent appraiser which will be filed as an exhibit to the registration statement registering the roll-up transaction, if applicable. Such appraisal will be based on all relevant information and shall indicate the value of our assets as of a date immediately prior to the announcement of the proposed roll-up. The engagement of such independent appraiser shall be for the exclusive benefit of our stockholders. A summary of such appraisal shall be included in a report to our stockholders in connection with a proposed roll-up. All stockholders will be afforded the opportunity to vote to approve such proposed roll-up, and stockholders voting against the proposed roll-up may elect to receive cash in an amount equal to such stockholder’s pro rata share of the appraised value of our net assets or preserve their interests in us.
Related Party Transaction Review Policy
The Audit Committee of our Board is required to review and approve any transactions with related persons (as such term is defined in Item 404 of Regulation S-K). Each of our directors and executive officers completes a questionnaire on an annual basis designed to elicit information about any potential related party transactions.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS
The following table sets forth the beneficial ownership of shares of our common stock as of January 29, 2021, by (1) each of the executive officers named in the table appearing under the caption “Management — Board of Directors and Executive Officers,” (2) each member of our Board, (3) all of our executive officers and members of our Board as a group and (4) each holder of 5% or more of our shares of common stock.
The SEC has defined “beneficial” ownership of a security to mean the possession, directly or indirectly, of voting power and/or investment power. A security holder is also deemed to be, as of any date, the beneficial owner of all securities that such security holder has the right to acquire within 60 days after that date through (i) the exercise of any option, warrant or right, (ii) the conversion of a security, (iii) the power to revoke a trust, discretionary account or similar arrangement or (iv) the automatic termination of a trust, discretionary account or similar arrangement. Ownership information for those persons who beneficially own 5% or more of our shares of common stock is based upon reports filed by such persons with the SEC and other information obtained from such persons, if available. Unless otherwise indicated, we believe that each beneficial owner set forth in the table below has sole voting and investment power. Our directors are divided into two groups: interested directors and independent directors. Interested directors are “interested persons” of us as defined in Section 2(a)(19) of the 1940 Act. The percentages reflect beneficial ownership as of January 29, 2021, as determined in accordance with Rule 13d-3 under the Exchange Act.
Shares Beneficially Owned as of January 29, 2021
Name(1)	Number of Shares	Percentage(2)
Interested Directors
Vikram S. Uppal	—	—
Independent Directors
Jeffrey M. Altman	—	—
Spencer Goldenberg	—	—
Robert E. Marks	—	—
Executive Officers
Gregory M. Pinkus	—	—
Daniel J. Cooperman	—	—
All officers and directors as a group (6 persons)	—	—

(1)
Unless otherwise indicated, the address of each beneficial owner is c/o Terra Capital Partners, LLC, 550 Fifth Avenue, 6th Floor, New York, New York 10036.

(2)
Based on a total of 8,396,434 shares of common stock issued and outstanding as of January 29, 2021.

The following table sets forth, as of January 29, 2021, the dollar range of our equity securities that are beneficially owned by each member of our Board, based on the NAV of $9.21 as of September 30, 2020.
Name	Dollar Range of Equity Securities Beneficially Owned(1)(2)
Interested Directors
Vikram S. Uppal	—
Independent Directors
Jeffrey M. Altman	—
Spencer Goldenberg	—
Robert E. Marks	—

(1)
Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

(2)
The dollar range of equity securities beneficially owned are: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000 or over $100,000.

DISTRIBUTION REINVESTMENT PLAN
Subject to our Board’s discretion and applicable legal restrictions, we intend to declare ordinary cash distributions payable to holders of our common stock on either a monthly or quarterly basis and aggregate and pay such distributions on a monthly basis. We have adopted an “opt in” DRIP pursuant to which our stockholders may elect to have the full amount of their cash distributions reinvested in additional shares of our common stock. Any distributions of our stock pursuant to our DRIP are dependent on the continued registration of our securities or the availability of an exemption from registration in the recipient’s home state. Participants in our DRIP are free to elect to participate or terminate participation in the plan within a reasonable time as specified in the plan. If a stockholder does not elect to participate in the plan, such stockholder will automatically receive any distributions we declare in cash. For example, if our Board authorizes, and we declare, a cash distribution, then if a stockholder has opted into our DRIP, such stockholder will have their cash distributions reinvested in additional shares of our common stock, rather than receiving the cash distributions. We sell shares thereunder at a price equal to our most recently disclosed NAV per share of our common stock immediately prior to the applicable distribution payment date. Shares issued pursuant to our DRIP will have the same voting rights as our other outstanding shares of common stock.
Registered stockholders may elect to have their entire distribution reinvested in shares of additional common stock by notifying DST Systems, Inc., the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for distributions to stockholders. For shares held by a broker or other financial intermediary, stockholders may opt into our DRIP by notifying such broker or other financial intermediary of their election.
We use newly issued shares for DRIP purchases. There are no selling commissions, broker-dealer fees, dealer manager fees, transaction charges or other sales charges to stockholders participating in the DRIP. We pay the plan administrator’s fees under the plan.
Stockholders that receive ordinary cash distributions in the form of common stock are generally subject to the same federal, state and local tax consequences as such stockholder would be had such stockholder elected to receive the distributions in cash. A stockholder’s basis for determining gain or loss upon the sale of common stock received in a distribution from us will be equal to the total dollar amount of the distribution payable in cash. Any stock received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the shares are credited to your account.
We reserve the right to amend, suspend or terminate the DRIP. We may terminate the plan upon notice in writing mailed to stockholders at least 30 days prior to any record date for the payment of any distribution by us. A stockholder may terminate its account under the plan by calling the plan administrator at (877) 628-8575.
All correspondence concerning the plan should be directed to the plan administrator by mail at Terra Capital, c/o DST Systems, Inc., P.O. Box 219686, Kansas City, MO 64121 or by telephone at (877) 628-8575.
We have filed the DRIP with the SEC as an exhibit to the registration statement of which this prospectus is a part. Stockholders may obtain a copy of the plan by request to the plan administrator or by contacting us.

REGULATION
We have elected to be regulated as a BDC under the 1940 Act. As with other companies regulated by the 1940 Act, a BDC must adhere to certain substantive regulatory requirements. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates (including any investment advisers or sub-advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by a majority of our outstanding voting securities.
“A majority of the outstanding voting securities” of a company is defined under the 1940 Act as the lesser of: (i) 67% or more of the voting securities of such company present at a meeting if the holders of more than 50% of the company’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of such company.
Qualifying Assets
Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our business are the following:
1.
Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

a.
is organized under the laws of, and has its principal place of business in, the United States;

b.
is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

c.
satisfies any of the following:

i.
does not have any class of securities that is traded on a national securities exchange;

ii.
has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million;

iii.
is controlled by a BDC or a group of companies including a BDC and the BDC has an affiliated person who is a director of the eligible portfolio company;

iv.
is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million; or

v.
meets such other criteria as may be established by the SEC.

2.
Securities of any eligible portfolio company that we control.

3.
Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities, was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

4.
Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.
5.
Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

6.
Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

Control, as defined by the 1940 Act, is presumed to exist where a BDC beneficially owns more than 25% of the outstanding voting securities of the portfolio company.
In addition, a BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities in eligible portfolio companies, or in other securities that are consistent with its purpose as a BDC.
Managerial Assistance to Portfolio Companies
In order to count portfolio securities as qualifying assets for the purpose of the 70% test, we must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where we purchase such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available significant managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.
Terra Income Advisors or its affiliates may provide such managerial assistance on our behalf to portfolio companies that request this assistance, recognizing that our involvement with each investment will vary based on factors including the size of the company, the nature of our investment, the company’s overall stage of development and our relative position in the capital structure. We may receive fees for these services.
Temporary Investments
Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements.
Indebtedness and Senior Securities
As a BDC, we are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must generally make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or stock unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage.
Common Stock
We are generally unable to issue and sell our common stock at a price per share, after deducting selling commissions, broker-dealer fees, and dealer manager fees, that is below our NAV per share. See “Risk

Factors — Risks Related to Business Development Companies — Regulations governing our operation as a BDC and a REIT will affect our ability to raise, and the way in which we raise, additional capital or borrow for investment purposes, which may have a negative effect on our growth.” We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current NAV of our common stock if our Board determines that such sale is in our best interests and that of our stockholders, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our Board, closely approximates the market value of such securities (less any distributing commission or discount). We may generally issue new shares of our common stock at a price below NAV per share in rights offerings to existing stockholders, in payment of dividends and in certain other limited circumstances, subject to applicable requirements of the 1940 Act.
Co-Investments
As a BDC, we are subject to certain regulatory restrictions in making our investments. For example, we may be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our Board who are not interested persons and, in some cases, prior approval by the SEC. The SEC has granted us exemptive relief permitting us, subject to satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions with the Co-Investment Affiliates. However, we will be prohibited from engaging in certain transactions with our affiliates even under the terms of this exemptive order. We believe this relief will not only enhance our ability to further our investment objectives and strategy, but may also increase favorable investment opportunities for us, in part by allowing us to participate in larger investments, together with our Co-Investment Affiliates, than would be available to us if we had not obtained such relief.
Code of Ethics
As required by the 1940 Act, we and our advisor have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that, among other things, establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements.
Compliance Policies and Procedures
As a BDC, we and Terra Income Advisors have each adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation. Our Chief Compliance Officer and the chief compliance officer of Terra Income Advisors are responsible for administering these policies and procedures.
Proxy Voting Policies and Procedures
We have delegated our proxy voting responsibility to Terra Income Advisors. The proxy voting policies and procedures of Terra Income Advisors are set forth below. The guidelines are reviewed periodically by Terra Income Advisors and our disinterested directors, and, accordingly, are subject to change. For purposes of these proxy voting policies and procedures described below, “we” “our” and “us” refers to Terra Income Advisors.
Proxy Policies
As an investment adviser registered under the Advisers Act, we have a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognize that we must vote client securities in a timely manner free of conflicts of interest and in the best interests of our clients.
These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

We vote proxies relating to our portfolio securities in the best interests of our clients’ stockholders. We review on a case-by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by our clients. Although we generally vote against proposals that may have a negative impact on our clients’ portfolio securities, we may vote for such a proposal if there exist compelling long-term reasons to do so.
Our proxy voting decisions are made by the senior officers who are responsible for monitoring each of our client’s investments. To ensure that our vote is not the product of a conflict of interest, we require that: (i) anyone involved in the decision making process disclose to our Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.
Proxy Voting Records
Investors may obtain information, without charge, regarding how Terra Income Advisors voted proxies with respect to our portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, Bernadette Murphy.
Other
As a BDC, we will be periodically examined by the SEC for compliance with applicable securities laws and related regulations.
We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.
Exchange Act and Sarbanes-Oxley Act Compliance
We are subject to the reporting and disclosure requirements of the Exchange Act, including the filing of quarterly, annual and current reports, proxy statements and other required items. In addition, we are subject to the Sarbanes-Oxley Act, which imposes a wide variety of regulatory requirements on publicly held companies and their insiders. Many of these requirements affect us. For example:
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pursuant to Rule 13a-14 of the Exchange Act, our principal executive officer and principal financial officer are required to certify the accuracy of the financial statements contained in our periodic reports;

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pursuant to Item 307 of Regulation S-K, our periodic reports are required to disclose our conclusions about the effectiveness of our disclosure controls and procedures;

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pursuant to Rule 13a-15 of the Exchange Act, our management is required to prepare a report regarding its assessment of our internal control over financial reporting; and

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pursuant to Item 308 of Regulation S-K and Rule 13a-15 of the Exchange Act, our periodic reports are required to disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and take actions necessary to ensure that we are in compliance therewith.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS
The following is a general discussion of the material U.S. federal income tax considerations with respect to the acquisition, ownership and disposition of the notes. This discussion is based on the Code, income tax regulations promulgated thereunder, judicial decisions, published positions of the Internal Revenue Service, or the IRS, and other applicable authorities, all as in effect as of the date hereof and all of which are subject to change, possibly with retroactive effect. Tax legislation commonly referred to as the Tax Cuts and Jobs Act was signed into law on December 22, 2017. The Tax Cuts and Jobs Act made significant changes to the U.S. federal income tax rules for taxation of individuals and corporations. Most of the changes applicable to individuals are temporary and apply only to taxable years beginning after December 31, 2017 and before January 1, 2026. The IRS has issued significant guidance under the Tax Cuts and Jobs Act, but guidance on additional issues, finalization of proposed guidance and technical corrections legislation may adversely affect us or our stockholders. Federal legislation intended to ameliorate the economic impact of the COVID-19 pandemic, the CARES Act, has been enacted, which makes technical corrections to, or modifies on a temporary basis, certain of the provisions of the Tax Cut and Jobs Act, and it is likely that additional such legislation will be enacted in the future. In addition, other changes to the tax laws unrelated to the Tax Cuts and Jobs Act or the COVID-19 pandemic, are possible. Prospective holders are urged to consult with their tax advisors with respect to the impact of the Tax Cuts and Jobs Act, the impact of legislation enacted to address the economic impact of the COVID-19 pandemic, and any other regulatory or administrative developments and proposals and their potential effect on the acquisition, ownership and disposition of the notes.
This discussion does not address all of the tax consequences that may be relevant to a particular note holder or to holders subject to special treatment under the Code, such as financial institutions, broker-dealers, insurance companies, former U.S. citizens or long-term residents, tax-exempt organizations, persons that are, or that hold their notes through, partnerships or other pass-through entities, U.S. Holders (as defined below) whose functional currency is not the U.S. dollar, or persons that hold notes as part of a straddle, hedge, conversion, synthetic security or constructive sale transaction for U.S. federal income tax purposes. This discussion assumes the notes will be issued with less than a statutory de minimis amount of original issue discount for U.S. federal income tax purposes. In addition, this discussion is limited to persons purchasing the notes for cash at original issue and at their original “issue price” within the meaning of Section 1273 of the Code (i.e., the first price at which a substantial amount of the notes is sold to the public for cash) and that hold the notes as capital assets within the meaning of the Code. Holders are encouraged to consult their tax advisors as to the particular U.S. federal income tax consequences to them of acquiring, owning and disposing of the notes, as well as the effects of state, local and non-U.S. tax laws.
For purposes of this discussion, a “U.S. Holder” means a beneficial owner of a note that, for U.S. federal income tax purposes, is (i) a citizen or individual resident of the United States, (ii) a corporation (including an entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia, (iii) an estate the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source, or (iv) a trust if (A) a court in the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust, or (B) it has a valid election in place to be treated as a United States person. A “Non-U.S. Holder” means a beneficial owner of a note that is neither a U.S. Holder nor an entity or arrangement treated as a partnership for U.S. federal income tax purposes.
If an entity or arrangement treated as a partnership for U.S. federal income tax purposes is a holder of a note, the U.S. federal income tax treatment of a partner will generally depend on the status of the partner and the activities of the partnership. Partners and partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences applicable to them.
No ruling on the U.S. federal, state, or local tax considerations relevant to our operation or to the acquisition, ownership and disposition of the notes has been requested from the IRS or any other tax authority. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax consequences described below. The summary is also based upon the assumption that we and our subsidiaries and affiliated entities will operate in accordance with our and their applicable organizational documents.

The U.S. federal income tax treatment of us and holders of notes depends in some instances on determinations of fact and interpretations of complex provisions of U.S. federal income tax law for which no clear precedent or authority may be available. In addition, the tax consequences to any particular holder of the notes will depend on the holder’s particular tax circumstances. You are urged to consult your own tax advisors concerning your U.S. federal income tax consequences in light of your particular situation as well as consequences arising under the laws of any other taxing jurisdiction.
U.S. Holders
Interest on the Notes.   A U.S. Holder generally will be required to include interest earned on the note as ordinary income when received or accrued in accordance with the U.S. Holder’s regular method of tax accounting. A U.S. Holder using the accrual method will include such interest in income no later than the time it is taken into account as revenue in an “applicable financial statement,” if any of the U.S. Holder.
Disposition of the Notes.   Upon the sale, exchange, redemption or other taxable disposition of a note, a U.S. Holder will generally recognize capital gain or loss equal to the difference (if any) between the amount realized (other than amounts attributable to accrued but unpaid interest, which will be taxable as ordinary income) and such U.S. Holder’s tax basis in the note. The U.S. Holder’s tax basis in a note generally will be its purchase price for the note. Such gain or loss shall be treated as long-term capital gain or loss if the note was held for more than one year. Subject to limited exceptions, capital losses cannot be used to offset a U.S. Holder’s ordinary income.
Unearned Income Medicare Tax.   In addition to regular income tax, high-income U.S. individuals, estates and trusts are subject to an additional 3.8% tax on net investment income. For these purposes, net investment income includes interest and gains from sales of the notes. In the case of an individual, the tax will be 3.8% of the lesser of the individual’s net investment income or the excess of the individual’s modified adjusted gross income over $250,000 in the case of a married individual filing a joint return or a surviving spouse, $125,000 in the case of a married individual filing a separate return, or $200,000 in the case of a single individual. U.S. Holders that are individuals, estates or trusts should consult their tax advisors regarding the effect, if any, of this tax on their ownership and disposition of the notes.
Non-U.S. Holders
The rules governing the U.S. federal income taxation of Non-U.S. Holders are complex, and no attempt will be made herein to provide more than a summary of such rules. Prospective Non-U.S. Holders are encouraged to consult with their tax advisors to determine the impact of U.S. federal, state, local and non-U.S. tax laws with regard to the notes.
Interest on the Notes.   A Non-U.S. Holder generally will not be subject to U.S. federal income or withholding tax on payments of interest on a note, provided that the Non-U.S. Holder is not (A) a direct or indirect owner of 10% or more of our capital or profits interests, (B) a controlled foreign corporation related to us through stock ownership, or (C) a bank whose receipt of interest on a note is pursuant to a loan agreement entered into in the ordinary course of business; such interest payments are not effectively connected with the conduct by the Non-U.S. Holder of a trade or business within the United States; and we or our paying agent receives certain information from the Non-U.S. Holder (or a financial institution that holds the notes on behalf of the Non-U.S. Holder in the ordinary course of its trade or business), including certification that such holder is a Non-U.S. Holder.
A Non-U.S. Holder that is not exempt from tax under these rules generally will be subject to U.S. federal income tax withholding at a rate of 30% unless the income is effectively connected with the conduct of a U.S. trade or business, or an applicable income tax treaty provides for a lower rate of, or exemption from, withholding tax. To claim the benefit of a tax treaty, the Non-U.S. Holder must timely provide the appropriate, properly executed IRS forms.
Except to the extent provided by an applicable tax treaty, interest on a note that is effectively connected with the conduct by a Non-U.S. Holder of a trade or business in the United States generally will be subject to U.S. federal income tax on a net basis at the rates applicable to U.S. persons. A Non-U.S. Holder that is treated as a corporation for U.S. federal income tax purposes may also be subject to a 30% branch profits tax (subject to reduction under an applicable tax treaty), which is generally imposed on a non-U.S. corporation on the actual or deemed repatriation from the United States of earnings and profits attributable to a U.S. trade or business. If interest is subject to U.S. federal income tax on a net basis in accordance with the rules described in the preceding sentence, payments of such interest will not be subject to U.S. withholding tax so long as the Non-U.S. Holder provides us or the paying agent with an IRS Form W-8ECI.
Disposition of the notes.   Subject to the discussions on FATCA withholding and backup withholding below, a Non-U.S. Holder generally will not be subject to U.S. federal income or withholding tax on gain from the sale, exchange, redemption or other taxable disposition of a note unless:
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such gain is effectively connected with the conduct by the Non-U.S. Holder of a trade or business within the United States (and, if required by an applicable tax treaty, is attributable to a permanent establishment maintained in the United States by the Non-U.S. Holder); or

•
such Non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year of disposition and meets certain other requirements.

Except to the extent provided by an applicable tax treaty, gain from the sale or disposition of a note that is effectively connected with the conduct by the Non-U.S. Holder of a U.S. trade or business generally will be subject to U.S. federal income tax on a net basis at the rates applicable to U.S. persons. A Non-U.S. Holder that is treated as a corporation for U.S. federal income tax purposes may also be subject to a 30% branch profits tax (subject to reduction under an applicable tax treaty). If such gains are realized by a Non-U.S. Holder who is an individual present in the United States for 183 days or more in the taxable year, then such individual generally will be subject to U.S. federal income tax at a rate of 30% (subject to reduction under an applicable tax treaty) on the amount by which capital gains from U.S. sources (including gains from the sale or other disposition of the notes) exceed capital losses allocable to U.S. sources.
FATCA Withholding.   Withholding at a rate of 30% is required on U.S.-source interest income paid to certain foreign financial institutions (including investment funds), unless such institution enters into an agreement with the Secretary of the Treasury (or alternative procedures apply pursuant to an applicable intergovernmental agreement between the United States and the relevant foreign government) to report, on an annual basis, information with respect to shares in, and accounts maintained by, the institution to the extent such shares or accounts are held by certain U.S. persons or by certain non-U.S. entities that are wholly or partially owned by U.S. persons. Accordingly, the entity through which the notes are held may affect the determination of whether such withholding is required. Similarly, withholding at a rate of 30% is required on U.S.-source interest income paid to an investor that is a passive non-financial foreign entity, unless such entity either (i) certifies to us that such entity does not have any “substantial U.S. owners” or (ii) provides certain information regarding the entity’s “substantial U.S. owners,” which we will in turn provide to the Secretary of the Treasury. While withholding under FATCA would also have applied to payments of gross proceeds from dispositions of notes after December 31, 2018, proposed Treasury Regulations eliminate FATCA withholding on gross proceeds payments. Taxpayers generally may rely on such proposed Treasury Regulations until final Treasury Regulations are issued. Non-U.S. Holders are encouraged to consult with their tax advisors regarding the possible implications of these rules on their investment in the notes.
Information Reporting and Backup Withholding
Payments to certain non-corporate U.S. Holders of the principal of, interest on and any premium with respect to, or the proceeds of a sale or other disposition of, a note may be subject to information reporting requirements and U.S. federal backup withholding at the applicable statutory rate. In general, if a non-corporate U.S. Holder subject to information reporting fails to provide an accurate taxpayer identification number or otherwise fails to comply with applicable U.S. information reporting or certification requirements, backup withholding at the applicable rate may apply. Any amount withheld from a payment to a U.S. Holder under the backup withholding rules generally is allowable as a credit against the U.S. Holder’s U.S. federal income tax liability, provided that the required information is timely furnished to the IRS.
We must report annually to the IRS and to each Non-U.S. Holder any interest on a note that is subject to withholding or that is exempt from U.S. withholding tax pursuant to a tax treaty or the portfolio interest exemption. Copies of these information returns may also be made available under the provisions of a specific treaty or agreement to the tax authorities of the country in which the Non-U.S. Holder resides.
Payments to a Non-U.S. Holder of the principal of, interest on and any premium with respect to, or the proceeds of a sale or other disposition of, a note generally will not be subject to backup withholding or additional information reporting, provided that (i) the Non-U.S. Holder certifies under penalties of perjury on IRS Form W-8BEN or W-8BEN-E that it is not a United States person and certain other conditions are satisfied, or (ii) the Non-U.S. Holder otherwise establishes an exemption; provided that, in either case, neither we nor any withholding agent knows or has reason to know that the holder is a United States person or that the conditions of any other exemptions are in fact not satisfied. Payments of principal and interest on the proceeds of a disposition of a note by or through a foreign office of a U.S. broker or foreign broker with certain relationships to the United States generally will be subject to information reporting, but not backup withholding. Any amounts so withheld may be refunded or credited against the Non-U.S. Holder’s U.S. federal income tax liability, if any, provided that the required information is timely furnished to the IRS.
Our Taxation as a REIT
We are organized and operate in a manner intended to allow us to qualify for taxation as a REIT under the Code. We have elected to be taxed as a REIT for federal income tax purposes commencing with our short taxable year commencing October 1, 2018 and ending December 31, 2018. Furthermore, we intend to operate in such a manner as to qualify for taxation as a REIT under the applicable provisions of the Code so long as our board of directors determines that REIT qualification remains in our best interest.
The sections of the Code and the corresponding regulations that govern the U.S. federal income tax treatment of a REIT and its stockholders are highly technical and complex. The following discussion is qualified in its entirety by the applicable Code provisions, Treasury regulations promulgated thereunder and IRS administrative interpretations thereof.
Taxation of REITs in General
As indicated above, our qualification and taxation as a REIT depend upon our ability to meet, on a continuing basis, various qualification requirements imposed upon REITs by the Code. The material qualification requirements are summarized below under “— Requirements for Qualification as a REIT.” While we intend to operate so that we qualify as a REIT, no assurance can be given that the IRS will not challenge our qualification, or that we will be able to operate in accordance with the REIT requirements in the future. See “— Failure to Qualify.”
Provided that we qualify as a REIT, we generally will be entitled to a deduction for dividends that we pay and therefore will not be subject to U.S. federal corporate income tax on our taxable income that is currently distributed to our stockholders. This treatment substantially eliminates the “double taxation” at the corporate and stockholder levels that generally results from an investment in a C corporation (i.e., a corporation generally subject to U.S. federal corporate income tax). Double taxation means taxation once at the corporate level when income is earned and once again at the stockholder level when the income is distributed. In general, the income that we generate, to the extent distributed to our stockholders as a dividend, is taxed only at the stockholder level.
If we qualify as a REIT, we will nonetheless be subject to U.S. federal tax in the following circumstances:
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We will pay U.S. federal income tax on our taxable income, including undistributed net capital gains, that we do not distribute to stockholders during, or within a specified time after, the calendar year in which the income is earned.

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If we have net income from “prohibited transactions,” which are, in general, sales or other dispositions of property held primarily for sale to customers in the ordinary course of business, other than foreclosure property, unless we qualify for a safe harbor exception, such income will be subject to a 100% tax.

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If we elect to treat property that we acquire in connection with a foreclosure of a mortgage loan or from certain leasehold terminations as “foreclosure property,” (a) we may thereby avoid the 100% tax on gain from a resale of that property (if the sale would otherwise constitute a prohibited transaction) and (b) any income from such property will be treated as qualifying for purposes of the REIT gross income tests discussed below, but the income from the sale or operation of the property that would not otherwise be qualifying income for purposes of the REIT gross income tests would be subject to U.S. corporate income tax at the highest corporate income tax rate in effect at the time of the sale.
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If we fail to satisfy either the 75% gross income test or the 95% gross income test discussed below, but nonetheless maintain our qualification as a REIT because other requirements are met, we will be subject to a 100% tax on the greater of the amount by which we fail the 75% gross income test or the 95% gross income test, multiplied in either case by a fraction intended to reflect our profitability.

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If we fail to satisfy the asset tests (other than a de minimis failure of the 5% asset test or the 10% vote or value test, as described below under “— Asset Tests”) but nevertheless maintain our qualification as a REIT because other requirements are met, we will pay a tax equal to the greater of $50,000 or the net income from the nonqualifying assets during the period in which we failed to satisfy such asset tests multiplied by the highest corporate income tax rate.

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If we fail to satisfy one or more requirements for REIT qualification, other than the gross income tests and the asset tests, and the failure was due to reasonable cause and not to willful neglect, we will be required to pay a penalty of $50,000 or more in certain cases for each such failure.

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We may be required to pay monetary penalties to the IRS in certain circumstances, including if we fail to meet recordkeeping requirements intended to monitor our compliance with rules relating to the composition of a REIT’s stockholders, as described below in “— Requirements for Qualification as a REIT.”

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If we fail to distribute during each calendar year at least the sum of:

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85% of our ordinary income for such calendar year;

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95% of our capital gain net income for such calendar year; and

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any undistributed taxable income from prior taxable years,

we will pay a 4% nondeductible excise tax on the excess of the required distribution over the amount we actually distributed, plus any retained amounts on which we paid corporate income tax.
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If we elect to retain and pay income tax on our net long-term capital gain, a U.S. holder would include its proportionate share of our undistributed long-term capital gain (to the extent we make a timely designation of such gain to the stockholder) in its income and would receive a credit or a refund for its proportionate share of the tax we paid.

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We will be required to pay a 100% tax on any “redetermined rents,” “redetermined deductions,” “excess interest” or “redetermined TRS service income” resulting from non-arm’s length transactions involving our TRSs.

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If we acquire any assets in a carry-over basis transaction from a non-REIT C corporation that does not elect to recognize its built-in gain in such assets, i.e., the excess of the fair market value of such assets over the adjusted basis of such assets at the time we acquire such assets, we would be subject to tax at the highest regular corporate income tax rate on the built-in gain if we dispose of that built-in gain asset during the five-year period following its acquisition.

In addition, notwithstanding our status as a REIT, we may also have to pay certain state and local income taxes. Moreover, as further described below, any domestic TRS in which we own an interest will be subject to U.S. federal corporate income tax on its net income.
Requirements for Qualification as a REIT.   The Code defines a REIT as a corporation, trust or association:
(1)
that is managed by one or more trustees or directors;

(2)
the beneficial ownership of which is evidenced by transferable shares or by transferable certificates of beneficial interest;

(3)
that would be taxable as a domestic corporation but for its election to be subject to tax as a REIT;

(4)
that is neither a financial institution nor an insurance company subject to certain provisions of the Code;

(5)
the beneficial ownership of which is held by 100 or more persons;

(6)
of which not more than 50% in value of the outstanding shares are owned, directly or indirectly, by five or fewer individuals (as defined in the Code to include certain entities) after applying certain attribution rules;

(7)
that makes an election to be a REIT for the current taxable year or has made such an election for a previous taxable year, which has not been terminated or revoked; and

(8)
that meets other tests described below regarding its gross income, assets and distributions.

Conditions (1) through (4), inclusive, must be met during the entire taxable year. Condition (5) must be met during at least 335 days of a taxable year of 12 months, or during a proportionate part of a taxable year of less than 12 months. Condition (6) must be met during the last half of each taxable year. Neither condition (5) nor condition (6) applies to the first taxable year for which an election to be taxed as a REIT is made. We believe that we will maintain sufficient diversity of ownership to allow us to satisfy conditions (5) and (6) above. However, unlike most REITs, our charter does not contain restrictions regarding the ownership and transfer of our stock that would assist us in continuing to satisfy the share ownership requirements described in (5) and (6) above. If we fail to satisfy these share ownership requirements, we will fail to qualify as a REIT.
If we comply with regulatory rules pursuant to which we are required to send annual letters to holders of our stock requesting information regarding the actual ownership of our stock (as discussed below), and we do not know, or exercising reasonable diligence would not have known, whether we failed to meet requirement (6) above, we will be treated as having met the requirement.
To monitor compliance with the share ownership requirements, we generally are required to maintain records regarding the actual ownership of our shares. To do so, we must demand written statements each year from the record holders of specified percentages of our stock pursuant to which the record holders must disclose the actual owners of the shares (i.e., the persons required to include our dividends in their gross income). We must maintain a list of those persons failing or refusing to comply with this demand as part of our records. We could be subject to monetary penalties if we fail to comply with these record-keeping requirements. If a stockholder fails or refuse to comply with the demands, the stockholder will be required by Treasury regulations to submit a statement with his or her tax return disclosing his or her actual ownership of our shares and other information. In addition, we must satisfy all relevant filing and other administrative requirements established by the IRS to elect and maintain REIT status, use a calendar year for U.S. federal income tax purposes, and comply with the record-keeping requirements of the Code and Treasury regulations promulgated thereunder.
Ownership of Partnership Interests.   In the case of a REIT that is a partner in an entity that is treated as a partnership for U.S. federal income tax purposes (for purposes of this discussion, references to “partnership” include a limited liability company or other entity treated as a partnership for U.S. federal income tax purposes, and references to a partner include a member in such limited liability company or other entity), Treasury regulations provide that the REIT is deemed to own its proportionate share of the partnership’s assets for purposes of the asset tests described below and to earn its proportionate share of the partnership’s gross income for purposes of the gross income tests described below, based on its pro rata share of capital interests in the partnership. However, solely for purposes of the 10% value test described below (see “— Asset Tests”), the determination of a REIT’s interest in a partnership’s assets will be based on the REIT’s proportionate interest in any securities issued by the partnership, excluding for these purposes, certain excluded securities as described in the Code. In addition, the assets and gross income of the partnership generally are deemed to retain the same character in the hands of the REIT. Thus, our proportionate share of the assets and items of income of partnerships in which we own an equity interest is treated as our assets and items of gross income for purposes of applying the REIT requirements described below. Consequently, to the extent that we directly or indirectly hold a preferred or other equity interest in a partnership, the partnership’s assets and operations may affect our ability to qualify as a REIT, even if we have no control or only limited influence over the partnership. Part of our investment strategy involves investments in preferred limited liability company membership interests or partnership interests that own commercial real estate. There is no specific guidance addressing the treatment of preferred equity investments as debt or equity for federal income tax purposes. We hold preferred equity investments and treat them as loans secured by real property for U.S. federal income tax purposes, which are qualifying assets for purposes of the REIT asset tests and produce qualifying income for purposes of the REIT gross income tests. If our preferred equity investments are treated as partnership interests for U.S. federal income tax purposes, rather than as loans, we will be treated as owning our share of the assets held by the limited liability company or partnership that issued the preferred equity interest and we will be treated as receiving our proportionate share of the income of that entity. If that limited liability company or partnership owns nonqualifying assets or earns nonqualifying income, we may not be able to satisfy all of the REIT gross income and asset tests. Even if the IRS were to respect our preferred equity investments as loans, if the IRS did not treat such loans as secured by a mortgage on real property (which, in form, is not the case), such loans would not be qualifying assets for purposes of the 75% asset test and would violate the 10% value test, and interest thereon would not be qualifying income for purposes of the 75% gross income test. If we are unable to maintain our qualification as a REIT for U.S. federal income tax purposes, we will be subject to corporate-level income tax, and your investment in us would be adversely impacted.
Under the Bipartisan Budget Act of 2015, liability is imposed on the partnership (rather than its partners) for adjustments to reported partnership taxable income resulting from audits or other tax proceedings. The liability can include an imputed underpayment of tax, calculated by using the highest marginal U.S. federal income tax rate, as well as interest and penalties on such imputed underpayment of tax. Using certain rules, partnerships may be able to transfer these liabilities to their partners. In the event any adjustments are imposed by the IRS on the taxable income reported by any partnership in which we own an interest, we intend to utilize certain rules to the extent possible to allow us to transfer any liability with respect to such adjustments to the partners of the partnership who should properly bear such liability. However, there is no assurance that we will qualify under those rules or that we will have the authority to use those rules under the operating agreements for certain of the partnerships in which we hold interests.
Disregarded Subsidiaries.   If a REIT owns a corporate subsidiary that is a “qualified REIT subsidiary,” the separate existence of that subsidiary is disregarded for U.S. federal income tax purposes. A qualified REIT subsidiary is a corporation or other entity that otherwise would be treated as a corporation for U.S. federal income tax purposes, other than a TRS, all of the stock of which is owned directly or indirectly by the REIT. Other entities that are wholly owned by us, including single member limited liability companies that have not elected to be taxed as corporations for U.S. federal income tax purposes, are also generally disregarded as separate entities for U.S. federal income tax purposes, including for purposes of the REIT gross income and asset tests. All assets, liabilities and items of income, deduction and credit of qualified REIT subsidiaries and disregarded subsidiaries will be treated as assets, liabilities and items of income, deduction and credit of the REIT itself. A qualified REIT subsidiary of ours is not subject to U.S. federal corporate income taxation, although it may be subject to state and local taxation in some states.
In the event that a qualified REIT subsidiary or a disregarded subsidiary ceases to be wholly owned by us (for example, if any equity interest in the subsidiary is acquired by a person other than us or another disregarded subsidiary of us), the subsidiary’s separate existence would no longer be disregarded for U.S. federal income tax purposes. Instead, it would have multiple owners and would be treated as either a partnership or a taxable corporation. Such an event could, depending on the circumstances, adversely affect our ability to satisfy the various asset and gross income tests applicable to REITs, including the requirement that REITs generally may not own, directly or indirectly, more than 10% of the value or voting power of the outstanding securities of another corporation. See “— Asset Tests” and “— Gross Income Tests.”
Taxable REIT Subsidiaries.   A “taxable REIT subsidiary” or “TRS” is an entity that is taxable as a corporation in which we directly or indirectly own stock and that elects with us to be treated as a TRS. The separate existence of a TRS is not ignored for U.S. federal income tax purposes. Accordingly, a domestic TRS generally is subject to U.S. federal corporate income tax on its earnings, which may reduce the cash flow that we and our subsidiaries generate in the aggregate and may reduce our ability to make distributions to our stockholders. In addition, if a TRS owns, directly or indirectly, securities representing 35% or more of the vote or value of a subsidiary corporation, that subsidiary will also be treated as a TRS. However, an entity will not qualify as a TRS if it directly or indirectly operates or manages a lodging or health care facility or, generally, provides to another person, under a franchise, license or otherwise, rights to any brand name under which any lodging facility or health care facility is operated. We generally may not own more than 10%, as measured by voting power or value, of the securities of a corporation that is not a qualified REIT subsidiary unless we and such corporation elect to treat such corporation as a TRS. Overall, no more than 20% of the value of a REIT’s assets may consist of stock or securities of one or more TRSs.
Assets owned, and income earned, by a TRS are not attributed to the REIT for purposes of the gross income and asset tests. Rather, the stock issued by a TRS to us is an asset in our hands for purposes of the REIT asset tests, and dividends paid to us from such TRS, if any, are gross income for purposes of our gross income tests. As a result, income that might not be qualifying income for purposes of the gross income tests applicable to REITs could be earned by our TRS without affecting our status as a REIT. For example, a REIT may use TRSs to perform services or conduct activities that give rise to certain categories of income, such as management fees, to own assets that give rise to gross income that would not qualify for the REIT gross income tests, , or to conduct activities that, if conducted by the REIT directly, would be treated in our hands as prohibited transactions.
If we have any TRSs, we will be required to pay a 100% tax on any redetermined rents, redetermined deductions, excess interest and redetermined TRS service income. In general, redetermined rents are rents from real property that are overstated as a result of services furnished by our TRS. Redetermined deductions and excess interest generally represent amounts that are deducted by a TRS for amounts paid to us that are in excess of the amounts that would have been deducted based on arm’s-length negotiations. Redetermined TRS service income generally means the additional gross income a TRS would recognize if it were paid an arm’s length fee for services provided to, or on behalf of, us.
Gross Income Tests
To qualify as a REIT, we must satisfy two gross income requirements, each of which is applied on an annual basis. First, at least 75% of our gross income, excluding gross income from prohibited transactions and certain hedging and foreign currency transactions, for each taxable year generally must be derived directly or indirectly from:
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rents from real property;

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interest on debt secured by mortgages on real property or on interests in real property;

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dividends or other distributions on, and gain from the sale of, stock in other REITs;

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gain from the sale of real property or mortgage loans;

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abatements and refunds of taxes on real property;

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income and gain derived from foreclosure property (as described below);

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amounts (other than amounts the determination of which depends in whole or in part on the income or profits of any person) received or accrued as consideration for entering into agreements (i) to make loans secured by mortgages on real property or on interests in real property or (ii) to purchase or lease real property (including interests in real property and interests in mortgages on real property); and

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interest or dividend income from investments in stock or debt instruments attributable to the temporary investment of new capital during the one-year period following our receipt of new capital that we raise through equity offerings (but not our DRIP) or public offerings of debt obligations with at least a five-year term.

Second, at least 95% of our gross income, excluding gross income from prohibited transactions and certain hedging transactions, for each taxable year must be derived from sources that qualify for purposes of the 75% gross income test, and from (i) dividends, (ii) interest (including interest income from debt instruments issued by publicly offered REITs) and (iii) gain from the sale or disposition of stock or securities, that need not have any relation to real property (including gain from the sale or other disposition of debt instruments issued by publicly offered REITs).
If we fail to satisfy one or both of the 75% and 95% gross income tests for any taxable year, we may nevertheless qualify as a REIT for that year if our failure to meet the tests is due to reasonable cause and not due to willful neglect, and we attach a schedule of the sources of our income to our U.S. federal income tax return. It is not possible, however, to state whether in all circumstances we would be entitled to the benefit of these relief provisions. For example, if we fail to satisfy the gross income tests because nonqualifying income that we intentionally recognize exceeds the limits on nonqualifying income, the IRS could conclude that the failure to satisfy the tests was not due to reasonable cause. If these relief provisions are inapplicable to a particular set of circumstances, we will fail to qualify as a REIT. Even if these relief provisions apply, a penalty tax would be imposed based on the amount of nonqualifying income. See “— Taxation of REITs in General.”
Gross income from a prohibited transaction, i.e., a sale of property that we hold primarily for sale to customers in the ordinary course of business and that does not satisfy a safe harbor under the Code, is excluded from both the numerator and the denominator in both gross income tests. In addition, certain hedging income and foreign currency gains will be excluded from gross income for purposes of one or both of the gross income tests. We will monitor the amount of our nonqualifying income, and we intend to manage our portfolio to comply at all times with the gross income tests. The following paragraphs discuss some of the specific applications of the gross income tests to us.
Dividends.   It is possible that we may directly or indirectly receive distributions from TRSs or other corporations that are not REITs or qualified REIT subsidiaries. These distributions generally are treated as dividend income to the extent of the earnings and profits of the distributing corporation. Our dividend income from the ownership of stock in any corporation (other than any REIT), including any TRS, will be qualifying income for purposes of the 95% gross income test, but not the 75% gross income test. Dividends that we receive from any REITs in which we own stock and our gain on the sale of the stock in those REITs will be qualifying income for purposes of both gross income tests. However, if a REIT in which we own stock fails to qualify as a REIT in any year, our income from such REIT would be qualifying income for purposes of the 95% gross income test but not the 75% gross income test.
Interest.   The term “interest,” as defined for purposes of both gross income tests, generally excludes any amount that is based in whole or in part on the income or profits of any person; however, it generally includes the following: (i) an amount that is received or accrued based on a fixed percentage or percentages of receipts or sales, and (ii) an amount that is based on the income or profits of a debtor, as long as the debtor derives substantially all of its income from the real property securing the debt by leasing substantially all of its interest in the property, and only to the extent that the amounts received by the debtor would be qualifying “rents from real property” if received directly by a REIT.
Interest on debt secured by mortgages on real property or on interests in real property (including, for this purpose, prepayment penalties, loan assumption fees and late payment charges that are not compensation for services) generally is qualifying income for purposes of the 75% gross income test. If we receive interest income with respect to a mortgage loan that is secured by both real property and personal property, the value of the personal property securing the loan exceeds 15% of the value of all property securing the loan, and the highest principal amount of the loan outstanding during a taxable year exceeds the fair market value of the real property on the date that we had a binding commitment to acquire or originate the mortgage loan, the interest income will be apportioned between the real property and the other collateral, and interest will qualify for purposes of the 75% gross income test only to the extent that it is allocable to the real property. Even if a loan is not secured by real property or is undersecured, the income that it generates may nonetheless qualify for purposes of the 95% gross income test. We expect that the CMBS in which we invest generally will be treated either as interests in a grantor trust or as interests in a real estate mortgage investment conduit, or REMIC, for U.S. federal income tax purposes and that all interest income from such CMBS will be qualifying income for the 95% gross income test. In the case of CMBS treated as interests in grantor trusts, we would be treated as owning an undivided beneficial ownership interest in the mortgage loans held by the grantor trust. The interest on such mortgage loans would be qualifying income for purposes of the 75% gross income test to the extent that the obligation is secured by real property, as discussed above. In the case of CMBS treated as interests in a REMIC, income derived from REMIC interests will generally be treated as qualifying income for purposes of the 75% and 95% gross income tests. If less than 95% of the assets of the REMIC are real estate assets, however, then only a proportionate part of our interest in the REMIC and income derived from the interest will qualify for purposes of the 75% gross income test. In addition, some REMIC securitizations include imbedded interest swap or cap contracts or other derivative instruments that potentially could produce nonqualifying income for the holder of the related REMIC securities.
Interest, original issue discount and market discount income that we receive or accrue from mortgage-related assets generally will be qualifying income for purposes of both gross income tests.
Hedging Transactions.   We and our subsidiaries may enter into hedging transactions with respect to one or more of our assets or liabilities. Hedging transactions could take a variety of forms, including interest rate swap agreements, interest rate cap agreements, options, futures contracts, forward rate agreements or similar financial instruments. Any income from a hedging transaction to manage risk of interest rate changes with respect to borrowings made or to be made, or ordinary obligations incurred or to be incurred, by us to acquire or own real estate assets, or to hedge existing hedging positions after a portion of the hedged indebtedness or property is disposed of, which is clearly identified as such before the close of the day on which it was acquired, originated or entered into, including gain from the disposition of such a transaction, will be disregarded for purposes of the 75% and 95% gross income tests. There are also rules for disregarding income for purposes of the 75% and 95% gross income tests with respect to hedges of certain foreign currency risks. To the extent that we enter into other types of hedging transactions, the income from those transactions is likely to be treated as nonqualifying income for purposes of both of the 75% and 95% gross income tests. Moreover, to the extent that a position in a hedging transaction has positive value at any particular point in time, it may be treated as an asset that does not qualify for purposes of the asset tests described below. We intend to structure any hedging transactions in a manner that does not jeopardize our qualification as a REIT. No assurance can be given, however, that our hedging activities will not give rise to income or assets that do not qualify for purposes of the REIT tests or that our hedging will not adversely affect our ability to satisfy the REIT qualification requirements.
We may conduct some or all of our hedging activities through a TRS or other corporate entity, the income of which may be subject to U.S. federal income tax, rather than by participating in the arrangements directly or through pass-through subsidiaries.
Fee Income.   We may receive various fees in connection with our operations. The fees will be qualifying income for purposes of both the 75% and 95% gross income tests if they are received in consideration for entering into an agreement to make a loan secured by real property or to purchase or lease real property and the fees are not determined by the borrower’s income and profits. Other fees are not qualifying income for purposes of either gross income test.
Rents from Real Property.   Although we generally do not expect to receive any rents, rents received by a REIT will qualify as “rents from real property” in satisfying the gross income requirements for a REIT described above only if several conditions described below are met. These conditions relate to the identity of the tenant, the computation of the rent payable, and the nature of the property leased and any services provided in connection with the property. First, the amount of rent must not be based in whole or in part on the income or profits of any person. However, an amount received or accrued generally will not be excluded from rents from real property solely by reason of being based on a fixed percentage or percentages of receipts or sales. Second, rents received from a “related party tenant” will not qualify as rents from real property in satisfying the gross income tests unless the tenant is a TRS, at least 90% of the property is leased to unrelated tenants, the rent paid by the TRS is substantially comparable to the rent paid by the unrelated tenants for comparable space and the rent is not attributable to an increase in rent due to a modification of a lease with a “controlled TRS” (i.e., a TRS in which we own directly or indirectly more than 50% of the voting power or value of the stock). A tenant is a related party tenant if the REIT, or an actual or constructive owner of 10% or more of the REIT, actually or constructively owns 10% or more of the tenant. Whether rents paid by a TRS are substantially comparable to rents paid by other tenants is determined at the time the lease with the TRS is entered into, extended, or modified, if such modification increases the rents due under such lease. Third, if rent attributable to personal property leased in connection with a lease of real property is greater than 15% of the total rent received under the lease, then the portion of rent attributable to the personal property will not qualify as rents from real property. Finally, for rents to qualify as “rents from real property” for purposes of the gross income tests, a REIT is only allowed to provide services that are both usually or “customarily rendered” in connection with the rental of real property and not otherwise considered “rendered to the occupant” of the property. Examples of these permitted services include the provision of light, heat, or other utilities, trash removal and general maintenance of common areas. REITs may, however, render services to their tenants through an “independent contractor” who is adequately compensated and from whom the REIT does not derive any income if certain requirements are satisfied. A REIT may also own an interest in a TRS that provides services to tenants without tainting its rental income from the related properties.
Even if a REIT directly furnishes or renders services that are non-customary with respect to a property or rendered to the tenant, if the greater of (i) the amounts received or accrued, directly or indirectly, or deemed received by the REIT with respect to such services, or (ii) 150% of our direct cost in furnishing or rendering the services during a taxable year is not more than 1% of all amounts received or accrued, directly or indirectly, by the REIT with respect to the property during the same taxable year, then only the amounts with respect to such services are not treated as rent for purposes of the REIT gross income tests.
Prohibited Transactions Tax.   A REIT will incur a 100% tax on the net income derived from any sale or other disposition of property, other than foreclosure property, that the REIT holds primarily for sale to customers in the ordinary course of a trade or business. Whether a REIT holds an asset primarily for sale to customers in the ordinary course of a trade or business depends, however, on the facts and circumstances in effect from time to time, including those related to a particular asset. Nevertheless, we intend to conduct our operations so that no asset that we own (or are treated as owning) will be treated as, or as having been, held for sale to customers in the ordinary course of business. We cannot assure you that we will comply with certain safe harbor provisions in the Code that, if satisfied, will prevent covered sales from being treated as prohibited transactions or that we will avoid owning property that may be characterized as property that we hold primarily for sale to customers in the ordinary course of a trade or business. The 100% tax will not apply to gains from the sale of property that is held through a TRS or other taxable corporation, although such income will be subject to tax in the hands of such corporation at regular corporate income tax rates. We intend to structure our activities to avoid prohibited transaction characterization.
Foreclosure Property.   Foreclosure property is any real property, including interests in real property, and any personal property incident to such real property:
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that is acquired by a REIT as the result of the REIT having bid in such property at foreclosure, or having otherwise reduced such property to ownership or possession by agreement or process of law, after there was a default or default was imminent on a lease of such property or on indebtedness that such property secured;

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for which the related loan was acquired by the REIT at a time when the default was not imminent or anticipated; and

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for which the REIT makes a proper election to treat the property as foreclosure property.

However, a REIT will not be considered to have foreclosed on a property where the REIT takes control of the property as a mortgagee-in-possession and cannot receive any profit or sustain any loss except as a creditor of the mortgagor.
Property generally ceases to be foreclosure property at the end of the third taxable year following the taxable year in which the REIT acquired the property, or longer if an extension is granted by the Secretary of the Treasury. This grace period terminates and foreclosure property ceases to be foreclosure property on the first day:
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on which a lease is entered into for the property that, by its terms, will give rise to income that does not qualify for purposes of the 75% gross income test, or any amount is received or accrued, directly or indirectly, pursuant to a lease entered into on or after such day that will give rise to income that does not qualify for purposes of the 75% gross income test;

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on which any construction takes place on the property, other than completion of a building or any other improvement, if more than 10% of the construction was completed before default became imminent; or

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which is more than 90 days after the day on which the REIT acquired the property and the property is used in a trade or business that is conducted by the REIT, other than through an independent contractor from whom the REIT itself does not derive or receive any income.

We will be subject to tax at the maximum corporate rate on any income from foreclosure property, including gain from the disposition of the foreclosure property, other than income that otherwise would be qualifying income for purposes of the 75% gross income test, less expenses directly connected with the production of that income. However, net income from foreclosure property, including gain from the sale of foreclosure property held for sale in the ordinary course of a trade or business, will qualify for purposes of the 75% and 95% gross income tests. Any gain from the sale of property for which a foreclosure property election has been made will not be subject to the 100% tax on gains from prohibited transactions described above, even if the property would otherwise constitute inventory or dealer property.
Phantom Income.   Due to the nature of the assets in which we will invest, we may be required to recognize taxable income from certain assets in advance of our receipt of cash from, or proceeds from dispositions of such assets, and may be required to report taxable income that exceeds the economic income ultimately realized on such assets.
We may acquire debt instruments in the secondary market for less than their face amount. The amount of such discount generally will be treated as “market discount” for U.S. federal income tax purposes. Accrued market discount is reported as income when, and to the extent that, any payment of principal of the debt instrument is made, unless we elect to include accrued market discount in income as it accrues. Principal payments on certain debt instruments may be made monthly, and, consequently, accrued market discount may have to be included in income each month as if the debt instrument were assured of ultimately being collected in full. If we collect less on the debt instrument than our purchase price plus the market discount we had previously reported as income, we may not be able to benefit from any offsetting loss deductions.
The terms of the debt instruments that we hold may be modified under certain circumstances. These modifications may be considered “significant modifications” for U.S. federal income tax purposes that give rise to a deemed debt-for-debt exchange upon which we may recognize taxable income or gain without a corresponding receipt of cash.
Some of the debt securities that we acquire may have been issued with original issue discount. In general, we will be required to accrue non-de minimis original issue discount based on the constant yield to maturity of such debt securities, and to treat it as taxable income in accordance with applicable U.S. federal income tax rules even though such yield may exceed cash payments, if any, received on such debt instrument.
In addition, in the event that any debt instruments or debt securities acquired by us are delinquent as to mandatory principal and interest payments, or in the event payments with respect to a particular debt instrument are not made when due, we may nonetheless be required to continue to recognize the unpaid interest as taxable income. Similarly, we may be required to accrue interest income with respect to subordinated mortgage-backed securities at the stated rate regardless of whether corresponding cash payments are received.
Finally, we may be required under the terms of indebtedness that we incur to use cash received from interest payments to make principal payments on that indebtedness, with the effect of recognizing income but not having a corresponding amount of cash available for distribution to our stockholders. Under the Tax Cuts and Jobs Act, we generally will be required to take certain amounts into income no later than the time they are reflected on certain financial statements.
As a result of each of these potential timing differences between income recognition or expense deduction and cash receipts or disbursements, there is a risk that we may have taxable income in excess of cash available for distribution. In that event, we may need to borrow funds or take other action to satisfy the REIT distribution requirements for the taxable year in which this “phantom income” is recognized. See “— Annual Distribution Requirements Applicable to REITs.”

Asset Tests
At the close of each quarter of our taxable year, we must satisfy the following tests relating to the nature of our assets.
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At least 75% of the value of our total assets must be represented by the following:

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interests in real property, including leaseholds and options to acquire real property and leaseholds;

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interests in mortgages on real property;

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interests in personal property that generates rents from real property;

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stock in other REITs and debt instruments issued by publicly offered REITs;

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cash and cash items (including certain receivables);

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government securities;

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investments in stock or debt instruments attributable to the temporary investment of new capital during the one-year period following our receipt of new capital that we raise through equity offerings (but not our DRIP) or public offerings of debt obligations with at least a five-year term; and

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regular or residual interests in a REMIC. However, if less than 95% of the assets of a REMIC consists of assets that are qualifying real estate-related assets under U.S. federal income tax laws, determined as if we held such assets directly, we will be treated as holding directly our proportionate share of the assets of such REMIC.

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Not more than 25% of our total assets may be represented by securities, other than those in the 75% asset class described above.

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Except for securities in TRSs and the securities in the 75% asset class described above, the value of any one issuer’s securities owned by us may not exceed 5% of the value of our total assets.

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Except for securities in TRSs and the securities in the 75% asset class described above, we may not own more than 10% of any one issuer’s outstanding voting securities.

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Except for securities of TRSs and the securities in the 75% asset class described above, we may not own more than 10% of the total value of the outstanding securities of any one issuer, other than securities that qualify for the “straight debt” exception or other exceptions discussed below.

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Not more than 20% of the value of our total assets may be represented by the securities of one or more TRSs.

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Not more than 25% of the value of our total assets may be represented by “nonqualified publicly offered REIT debt instruments.”

A debt obligation secured by a mortgage on both real and personal property is treated as a real estate asset for purposes of the 75% asset test, and interest thereon is treated as interest on an obligation secured by real property, if the fair market value of the personal property does not exceed 15% of the fair market value of all property securing the debt even if the loan is not fully secured by real property. If the fair market value of personal property securing the debt exceeds 15% of the fair market value of all property securing the debt and the fair market value of the real property does not equal or exceed the “loan amount” at the time the REIT commits to make or acquire the loan, then a portion of such loan will not be a qualifying real estate asset.
Notwithstanding the general rule, as noted above, that for purposes of the REIT gross income and asset tests we are treated as owning our proportionate share of the underlying assets of a subsidiary partnership, if we hold indebtedness issued by a partnership, the indebtedness will be subject to, and may cause a violation of, the asset tests unless the indebtedness is a qualifying mortgage asset or other conditions are met. Similarly, although stock of another REIT is a qualifying asset for purposes of the REIT asset tests, any non-mortgage debt that is issued by another REIT may not so qualify (although such debt will not be treated as “securities” for purposes of the 10% value test, as explained below) unless such REIT is a publicly offered REIT, that is a REIT that is required to file annual and periodic reports with the SEC under the Exchange Act.
Securities, for purposes of the asset tests, may include debt we hold from other issuers. However, debt we hold in an issuer that does not qualify for purposes of the 75% asset test will not be taken into account for purposes of the 10% value test if the debt securities meet the straight debt safe harbor. Subject to certain exceptions, debt will meet the straight debt safe harbor if the debt is a written unconditional promise to pay on demand or on a specified date a sum certain in money, the debt is not convertible, directly or indirectly, into stock, and the interest rate and the interest payment dates of the debt are not contingent on the profits of any person, the borrower’s discretion or similar factors. In the case of an issuer that is a corporation or a partnership, securities that otherwise would be considered straight debt will not be so considered if we, and any of our “controlled taxable REIT subsidiaries” as defined in the Code, hold any securities of the corporate or partnership issuer that (a) are not straight debt or other excluded securities (prior to the application of this rule), and (b) have an aggregate value greater than 1% of the issuer’s outstanding securities (including, in the case of a partnership issuer, our interest as a partner in the partnership).
In addition to straight debt, the Code provides that certain other securities will not violate the 10% asset test. Such securities include (i) any loan made to an individual or an estate, (ii) certain rental agreements pursuant to which one or more payments are to be made in subsequent years (other than agreements between a REIT and certain persons related to the REIT under attribution rules), (iii) any obligation to pay rents from real property, (iv) securities issued by governmental entities that are not dependent in whole or in part on the profits of (or payments made by) a non-governmental entity, (v) any security (including debt securities) issued by another REIT and (vi) any debt instrument issued by a partnership if the partnership’s income is of such a nature that the partnership would satisfy the 75% gross income test described above under “— Gross Income Tests.” In applying the 10% asset test, a debt security issued by a partnership (other than straight debt or any other excluded security) is not taken into account to the extent, if any, of the REIT’s proportionate interest as a partner in that partnership.
Any stock that we hold or acquire in other REITs will be a qualifying asset for purposes of the 75% asset test. However, if a REIT in which we own stock fails to qualify as a REIT in any year, the stock in such REIT will not be a qualifying asset for purposes of the 75% asset test. Instead, we would be subject to the second, third, fourth, and fifth asset tests described above with respect to our investment in such a disqualified REIT. We will also be subject to those asset tests with respect to our investments in any non-REIT C corporations for which we do not make a TRS election.
We will monitor the status of our assets for purposes of the various asset tests and will seek to manage our portfolio to comply at all times with such tests. There can be no assurances, however, that we will be successful in this effort. Independent appraisals may not have been obtained to support our conclusions as to the value of our total assets or the value of any particular security or securities. Moreover, the values of some assets may not be susceptible to a precise determination, and values are subject to change in the future. Furthermore, the proper classification of an instrument as debt or equity for U.S. federal income tax purposes may be uncertain in some circumstances, which could affect the application of the REIT asset requirements. Accordingly, there can be no assurance that the IRS will not contend that our interests in our subsidiaries or in the securities of other issuers will not cause a violation of the REIT asset tests.
However, certain relief provisions are available to allow REITs to satisfy the asset requirements or to maintain REIT qualification notwithstanding certain violations of the asset and other requirements. For example, if we failed to satisfy the asset tests at the end of a calendar quarter, such a failure would not cause us to lose our REIT qualification if (i) we satisfied the asset tests at the close of the preceding calendar quarter and (ii) the discrepancy between the value of our assets and the asset requirements was not wholly or partly caused by an acquisition of nonqualifying assets, but instead arose from changes in the relative market values of our assets. If the condition described in (ii) were not satisfied, we could nevertheless avoid disqualification by eliminating any discrepancy within 30 days after the close of the calendar quarter in which it arose or by making use of the relief provisions described above.
In the case of de minimis violations of the 10% and 5% asset tests, a REIT may maintain its qualification despite a violation of such requirements if (i) the value of the assets causing the violation does not exceed the lesser of 1% of the REIT’s total assets and $10,000,000 and (ii) the REIT either disposes of the assets causing the failure within six months after the last day of the quarter in which it identifies the failure, or the relevant tests are otherwise satisfied within that time frame.
Even if we did not qualify for the foregoing relief provisions, one additional provision allows a REIT that fails one or more of the asset requirements for a particular quarter to nevertheless maintain its REIT qualification if (i) the REIT provides the IRS with a description of each asset causing the failure, (ii) the failure is due to reasonable cause and not willful neglect, (iii) the REIT pays a tax equal to the greater of (a) $50,000 per failure and (b) the product of the net income generated by the assets that caused the failure multiplied by the highest applicable corporate tax rate and (iv) the REIT either disposes of the assets causing the failure within six months after the last day of the quarter in which it identifies the failure, or otherwise satisfies the relevant asset tests within that time frame.
Annual Distribution Requirements Applicable to REITs
To qualify for taxation as a REIT, we generally must distribute dividends (other than capital gain dividends) to our stockholders in an amount at least equal to:
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the sum of (i) 90% of our REIT taxable income, computed without regard to the dividends-paid deduction and our net capital gain and (ii) 90% of our net income after tax, if any, from foreclosure property; minus

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the excess of the sum of specified items of non-cash income (including original issue discount on our mortgage loans) over 5% of our REIT taxable income, computed without regard to the dividends-paid deduction and our net capital gain.

Distributions generally must be made during the taxable year to which they relate. Distributions may be made in the following year in two circumstances. First, if we declare a dividend in October, November or December of any year with a record date in one of these months and pay the dividend in January of the following year, such dividend will be treated as having been paid and received by our stockholders on December 31 of the year in which the dividend was declared. Second, distributions may be made in the following year if the dividends are declared before we timely file our tax return for the year and if made before the first regular dividend payment made after such declaration. These distributions are taxable to our stockholders in the year in which paid, even though the distributions relate to our prior taxable year for purposes of the 90% distribution requirement. To the extent that we do not distribute all of our net capital gain or we distribute at least 90%, but less than 100% of our REIT taxable income, as adjusted, we will be subject to tax on the undistributed amount at regular corporate tax rates.
To the extent that in the future we may have available net operating losses carried forward from prior tax years, such losses may reduce the amount of distributions that we must make in order to comply with the REIT distribution requirements. Such losses, however, (1) generally will not affect the character, in the hands of our stockholders, of any dividends that actually are made as ordinary dividends or capital gain; and (2) cannot be passed through or used by our stockholders.
If we fail to distribute during a calendar year (or, in the case of distributions with declaration and record dates falling in the last three months of the calendar year, by the end of January following such calendar year) at least the sum of (i) 85% of our ordinary income for such year, (ii) 95% of our capital gain net income for such year and (iii) any undistributed taxable income from prior years, we will be subject to a 4% excise tax on the excess of such required distribution over the sum of (x) the amounts actually distributed (taking into account excess distributions from prior years) and (y) the amounts of income retained on which we have paid corporate income tax.
Although several types of non-cash income are excluded in determining the annual distribution requirement, we will incur corporate income tax and the 4% nondeductible excise tax with respect to those non-cash income items if we do not distribute those items on a current basis. As a result of the foregoing, we may not have sufficient cash to distribute all of our taxable income and thereby avoid corporate income tax and the excise tax imposed on certain undistributed income. In such a situation, we may need to borrow funds or issue additional stock.

We may elect to retain rather than distribute all or a portion of our net capital gains and pay the tax on the gains. In that case, we may elect to have our stockholders include their proportionate share of the undistributed net capital gains in income as long-term capital gains and receive a credit for their share of the tax paid by us. Our stockholders would then increase the adjusted basis of their stock by the difference between (i) the amounts of capital gain dividends that we designated and that they include in their taxable income, minus (ii) the tax that we paid on their behalf with respect to that income. For purposes of the 4% excise tax described above, any retained amounts for which we elect this treatment would be treated as having been distributed.
We intend to make timely distributions sufficient to satisfy the distribution requirement. However, it is possible that, from time to time, we may not have sufficient cash or other liquid assets to meet the distribution requirement due to timing differences between the actual receipt of income and actual payment of deductible expenses and, for example, the inclusion of items of income and deduction of expenses by us for U.S. federal income tax purposes. In addition, we may decide to retain our cash, rather than distribute it, in order to repay debt, acquire assets or for other reasons. In the event that such timing differences occur, and in other circumstances, it may be necessary in order to satisfy the distribution requirements to arrange for short-term, or possibly long-term, borrowings, or to pay the dividends in the form of other property (including, for example, shares of our own stock). Under IRS Revenue Procedures 2017-45 and 2020-19, as a publicly offered REIT, we may give stockholders a choice, subject to various limits and requirements, of receiving a dividend in cash or in our common stock. As long as at least 20% (10% for dividends declared on or after April 1, 2020 and on or before December 31, 2020) of the total dividend is available in cash and certain other requirements are satisfied, the IRS will treat the stock distribution as a dividend (to the extent applicable rules treat such distribution as being made out of our earnings and profits).
If our taxable income for a particular year is subsequently determined to have been understated, under some circumstances we may be able to rectify a failure to meet the distribution requirements for a year by paying deficiency dividends to stockholders in a later year, which may be included in our deduction for dividends paid for the earlier year. Thus, we may be able to avoid being taxed on amounts distributed as deficiency dividends. However, we will be required to pay interest based upon the amount of any deduction taken for deficiency dividends.
The Tax Cuts and Jobs Act contains provisions that may change the way we calculate our REIT taxable income and that our subsidiaries calculate their taxable income. Under the Tax Cuts and Jobs Act, we may have to accrue certain items of income before they would otherwise be taken into income under the Code if they are taken into account in our applicable financial statements. Additionally, the Tax Cuts and Jobs Act limits business interest deductions for businesses, whether in corporate or pass-through form, to the sum of the entity’s business interest income for the tax year and 30% of the entity’s adjusted taxable income for the tax year. Treasury Regulations define interest expansively to cover various amounts not otherwise treated as interest. The CARES Act increases the 30% limitation to 50% for taxable years beginning in 2019 or 2020 and permits an entity to elect to use its 2019 adjusted taxable income to calculate the applicable limitation for its 2020 taxable year. In the case of partnerships, unless a partner elects otherwise, 50% of its share of a partnership’s “excess business interest” for its 2019 taxable year will be treated as paid by the partner in its 2020 taxable year and will not be subject to any limitation. This limitation on business interest deductions does not apply to an “electing real property trade or business.” One consequence of electing to be an “electing real property trade or business” is that the accelerated expensing rules under the Tax Cuts and Jobs Act will not apply to property used in an electing real property trade or business. In addition, in the case of an electing real property trade or business, real property and “qualified improvement property” are depreciated under the alternative depreciation system. Finally, under amendments made by the Tax Cuts and Jobs Act to Section 172 of the Code, our deduction for any net operating loss carryforwards arising from losses we incur in taxable years beginning after December 31, 2017 is limited to 80% of our annual REIT taxable income (determined without regard to the deduction for dividends paid), and any unused portion of such losses may not be carried back, but may be carried forward indefinitely. The CARES Act repeals the 80% limitation for taxable years beginning before January 1, 2021. Additionally, under the CARES Act, net operating losses arising in tax years beginning after December 31, 2017, and before January 1, 2021 may be carried back to each of the five tax years preceding the tax year of such loss. However, the CARES Act prevents REITs from carrying back any REIT year net operating losses to a preceding year.

Like-Kind Exchanges
We may dispose of properties in transactions intended to qualify as like-kind exchanges under the Code. Such like-kind exchanges are intended to result in the deferral of gain for U.S. federal income tax purposes. The failure of any such transaction to qualify as a like-kind exchange could require us to pay U.S. federal income tax, possibly including the 100% prohibited transaction tax, depending on the facts and circumstances surrounding the particular transaction.
Penalty Tax for Non-Arm’s Length Transactions with TRSs
Any redetermined rents, redetermined deductions, excess interest or redetermined TRS service income we generate will be subject to a 100% penalty tax. In general, redetermined rents are rents from real property that are overstated as a result of any services furnished to any of our tenants by a TRS, and redetermined deductions and excess interest represent any amounts that are deducted by a TRS for amounts paid to us that are in excess of the amounts that would have been deducted based on arm’s length negotiations. Rents that we receive will not constitute redetermined rents if they qualify for certain safe harbor provisions contained in the Code. Redetermined TRS service income is income earned by a TRS that is attributable to services provided to us, or on our behalf to any of our tenants, that is less than the amounts that would have been charged based upon arm’s length negotiations.
Recordkeeping Requirements
We are required to comply with applicable recordkeeping requirements. Failure to comply could result in monetary fines. For example, we must request on an annual basis information from our stockholders designed to disclose the actual ownership of our outstanding common stock.
Failure to Qualify
If we fail to satisfy one or more requirements of REIT qualification, other than the gross income tests or asset tests, then we may still retain REIT qualification if the failure is due to reasonable cause and not willful neglect, and we pay a penalty of $50,000 for each failure.
If we fail to qualify for taxation as a REIT in any taxable year and the relief provisions do not apply, we will be subject to tax on our taxable income at regular corporate income tax rates. This would significantly reduce both our cash available for distribution to our stockholders and our earnings. If we fail to qualify as a REIT, we will not be required to make any distributions to stockholders, and any distributions that are made will not be deductible by us. Moreover, all distributions to stockholders would be taxable as dividends to the extent of our current and accumulated earnings and profits, whether or not attributable to capital gains of ours. Furthermore, subject to certain limitations in the Code, corporate distributees may be eligible for the dividends-received deduction with respect to those distributions, and individual, trust and estate distributees may be eligible for reduced U.S. federal income tax rates on such dividend as “qualified dividend income.” Unless we are entitled to relief under specific statutory provisions, we also will be disqualified from taxation as a REIT for the four taxable years following the year during which qualification was lost.

DESCRIPTION OF THE NOTES
The notes will be issued under the indenture dated           , 2021, between us and U.S. Bank National Association, as trustee, and a supplemental indenture thereto, dated as of           , 2021. We refer to the indenture, as well as the supplemental indenture thereto, as the indenture and to U.S. Bank National Association as the trustee. The notes are governed by the indenture, as required by federal law for all bonds and notes of companies that are publicly offered. An indenture is a contract between us and the financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “— Events of Default — Remedies if an Event of Default Occurs.” Second, the trustee performs certain administrative duties for us with respect to the notes.
This section includes a description of the material terms of the notes and the indenture. Because this section is a summary, however, it does not describe every aspect of the notes and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of the notes. The indenture has been attached as an exhibit to the registration statement of which this prospectus is a part and filed with the SEC. See “Available Information” for information on how to obtain a copy of the indenture.
General
The notes will mature on            , 20  . The principal payable at maturity will be 100% of the aggregate principal amount. The interest rate of the notes is     % per year and will be paid every        ,            ,            and           , beginning            , 2021, and the regular record dates for interest payments will be every            ,            ,            and            , beginning            , 2021. If an interest payment date falls on a non-business day, the applicable interest payment will be made on the next business day and no additional interest will accrue as a result of such delayed payment. The initial interest period will be the period from and including            , 2021, to, but excluding,                  , 2021, and the subsequent interest periods will be the periods from and including an interest payment date to, but excluding, the next interest payment date or the stated maturity date, as the case may be.
We will issue the notes in denominations of $25 and integral multiples of $25 in excess thereof. The notes will not be subject to any sinking fund and holders of the notes will not have the option to have the notes repaid prior to the stated maturity date.
Except as described under the captions “— Events of Default,” “— Other Covenants,” and “— Merger or Consolidation” in this prospectus, the indenture does not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.
We have the ability to issue indenture securities with terms different from the notes and, without the consent of the holders thereof, to reopen the notes and issue additional notes.
Optional Redemption
The notes may be redeemed in whole or in part at any time or from time to time at our option on or after            , 20  , upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price of 100% of the outstanding principal amount of the notes to be redeemed plus accrued and unpaid interest payments otherwise payable thereon for the then-current quarterly interest period accrued to the date fixed for redemption.
You may be prevented from exchanging or transferring the notes when they are subject to redemption. In case any notes are to be redeemed in part only, the redemption notice will provide that, upon surrender of such note, you will receive, without a charge, a new note or notes of authorized denominations representing the principal amount of your remaining unredeemed notes. Any exercise of our option to redeem the notes will be done in compliance with the 1940 Act.
If we redeem only some of the notes, the trustee will determine the method for selection of the particular notes to be redeemed, in accordance with the indenture and the 1940 Act and in accordance with the rules of any national securities exchange or quotation system on which the notes are listed. Unless we default in payment of the redemption price, on and after the date of redemption, interest will cease to accrue on the notes called for redemption.
Global Securities
Each note will be issued in book-entry form and represented by a global security that we deposit with and register in the name of DTC, or its nominee. A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all the notes represented by a global security, and investors will be permitted to own only beneficial interests in a global security. For more information about these arrangements, see “— Book-Entry Procedures” below.
Termination of a Global Security
If a global security is terminated for any reason, interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated notes directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders.
Payment and Paying Agents
We will pay interest to the person listed in the trustee’s records as the owner of the notes at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the note on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling the notes must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the notes to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”
Payments on Global Securities
We will make payments on the notes so long as they are represented by a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants, as described under “— Book-Entry Procedures.”
Payments on Certificated Securities
In the event the notes become represented by certificated securities, we will make payments on the notes as follows. We will pay interest that is due on an interest payment date to the holder of the notes as shown on the trustee’s records as of the close of business on the regular record date at our office in New York, New York. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee in New York, New York and/or at other offices that may be specified in a notice to holders against surrender of the note.
Alternatively, at our option, we may pay any cash interest that becomes due on the notes by mailing a check to the holder at his, her or its address shown on the trustee’s records as of the close of business on the regular record date or by transfer to an account at a bank in the United States, in either case, on the due date.
Payment When Offices Are Closed
If any payment is due on the notes on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date. Such payment will not result in a default under the notes or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.
Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on the notes.
Events of Default
You will have rights if an Event of Default occurs in respect of the notes, as described later in this subsection.
The term “Event of Default” in respect of the notes means any of the following:
•
we do not pay the principal (or premium, if any) of any note when due;

•
we do not pay interest on any note when due, and such default is not cured within 30 days;

•
we remain in breach of a covenant in respect of the notes for 60 days after we receive a written notice of default stating we are in breach (the notice must be sent by either the trustee or holders of at least 25% of the principal amount of the notes);

•
we file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and in the case of certain orders or decrees entered against us under bankruptcy law, such order or decree remains undischarged or unstayed for a period of 60 days; or

•
on the last business day of each of twenty-four consecutive calendar months, the notes have the asset coverage, as defined in the 1940 Act, of less than 100% after giving effect to any exemptive relief granted to us by the SEC.

An Event of Default for the notes does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of the notes of any default, except in the payment of principal or interest, if it in good faith considers the withholding of notice to be in the best interests of the holders.
Remedies if an Event of Default Occurs
If an Event of Default has occurred and is continuing, the trustee or the holders of not less than 25% in principal amount of the notes may declare the entire principal amount of all the notes to be due and immediately payable. This is called a declaration of acceleration of maturity. In certain circumstances, a declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the notes if (1) we have deposited with the trustee all amounts due and owing with respect to the notes (other than principal that has become due solely by reason of such acceleration) and certain other amounts, and (2) any other Events of Default have been cured or waived.
Except in cases of default, where the trustee has some special duties, the trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability (called an “indemnity”). If reasonable indemnity is provided, the holders of a majority in principal amount of the notes may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

Before you are allowed to bypass the trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the notes, the following must occur:
•
you must give the trustee written notice that an Event of Default has occurred and remains uncured;

•
the holders of at least 25% in principal amount of all the notes must make a written request that the trustee take action because of the default and must offer reasonable indemnity and/or security to the trustee against the cost and other liabilities of taking that action;

•
the trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity and/or security; and

•
the holders of a majority in principal amount of the notes must not have given the trustee a direction inconsistent with the above notice during that 60-day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your notes on or after the due date.
Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.
Each year, we will furnish to the trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the notes, or else specifying any default.
Waiver of Default
The holders of a majority in principal amount of the notes may waive any past defaults other than:
•
the payment of principal or interest; or

•
in respect of a covenant that cannot be modified or amended without the consent of each holder.

Merger or Consolidation
Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, we may not take any of these actions unless all the following conditions are met:
•
where we merge out of existence or convey or transfer our assets substantially as an entirety, the resulting entity must agree to be legally responsible for our obligations under the notes;

•
the merger or sale of assets must not cause a default on the notes and we must not already be in default (unless the merger or sale would cure the default). For purposes of this no-default test, a default would include an Event of Default that has occurred and has not been cured, as described under “Events of Default” above. A default for this purpose would also include any event that would be an Event of Default if the requirements for giving us a notice of default or our default having to exist for a specific period of time were disregarded; and

•
we must deliver certain certificates and documents to the trustee.

Modification or Waiver
There are three types of changes we can make to the indenture and the notes issued thereunder.
Changes Requiring Your Approval
First, there are changes that we cannot make to your notes without your specific approval. The following is a list of those types of changes:
•
change the stated maturity of the principal of or interest on the notes;

•
reduce any amounts due on the notes;

•
reduce the amount of principal payable upon acceleration of the maturity of a note following a default;

•
change the place or currency of payment on a note;

•
impair your right to sue for payment;

•
reduce the percentage of holders of notes whose consent is needed to modify or amend the indenture; and

•
reduce the percentage of holders of notes whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults.

Changes Not Requiring Approval
The second type of change does not require any vote by the holders of the notes. This type is limited to clarifications and certain other changes that would not adversely affect holders of the notes in any material respect.
Changes Requiring Majority Approval
Any other change to the indenture and the notes would require the following approval:
•
if the change affects only the notes, it must be approved by the holders of a majority in principal amount of the notes; and

•
if the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

In each case, the required approval must be given by written consent.
The holders of a majority in principal amount of all of the series of debt securities issued under an indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants in that indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “— Changes Requiring Your Approval.”
Further Details Concerning Voting
When taking a vote, we will use the following rules to decide how much principal to attribute to the notes:
The notes will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption. The notes will also not be eligible to vote if they have been fully defeased as described later under “— Defeasance — Full Defeasance.”
We will generally be entitled to set any day as a record date for the purpose of determining the holders of the notes that are entitled to vote or take other action under the indenture. However, the record date may not be more than 30 days before the date of the first solicitation of holders to vote on or take such action. If we set a record date for a vote or other action to be taken by holders of the notes, that vote or action may be taken only by persons who are holders of the notes on the record date and must be taken within eleven months following the record date.
Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the notes or request a waiver.
Defeasance
The following defeasance provisions will be applicable to the notes. “Defeasance” means that, by depositing with a trustee an amount of cash and/or government securities sufficient to pay all principal and interest, if any, on the notes when due and satisfying any additional conditions noted below, we will be deemed to have been discharged from our obligations under the notes. In the event of a “covenant defeasance,” upon depositing such funds and satisfying similar conditions discussed below we would be released from the restrictive covenants under the indenture relating to the notes.

Covenant Defeasance
Under current U.S. federal tax law and the indenture, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the notes were issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your notes. If we achieve covenant defeasance and your notes were subordinated as described under “Indenture Provisions — Ranking” below, such subordination would not prevent the trustee under the indenture from applying the funds available to it from the deposit described in the first bullet to the payment of amounts due in respect of such debt securities for the benefit of the subordinated debtholders. In order to achieve covenant defeasance, we must do the following:
•
Since the notes are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of the notes a combination of cash and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the notes on their various due dates;

•
we must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the notes any differently than if we did not make the deposit;

•
we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with;

•
defeasance must not result in a breach or violation of, or result in a default under, the indenture or any of our other material agreements or instruments; and

•
no default or event of default with respect to the notes shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days.

If we accomplish covenant defeasance, you can still look to us for repayment of the notes if there were a shortfall in the trust deposit or the trustee is prevented from making payment. In fact, if one of the remaining Events of Default occurred (such as our bankruptcy) and the notes became immediately due and payable, there might be a shortfall. Depending on the event causing the default, you may not be able to obtain payment of the shortfall.
Full Defeasance
If there is a change in U.S. federal tax law, as described below, we can legally release ourselves from all payment and other obligations on the notes (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:
•
Since the notes are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of the notes a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the notes on their various due dates;

•
we must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the notes any differently than if we did not make the deposit. Under current U.S. federal tax law the deposit and our legal release from the notes would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your notes and you would recognize gain or loss on the notes at the time of the deposit;

•
we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with;

•
defeasance must not result in a breach or violation of, or constitute a default under, of the indenture or any of our other material agreements or instruments; and

•
no default or event of default with respect to the notes shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the notes. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If your notes were subordinated as described later under “— Indenture Provisions — Ranking,” such subordination would not prevent the trustee under the Indenture from applying the funds available to it from the deposit referred to in the first bullet of the preceding paragraph to the payment of amounts due in respect of such notes for the benefit of the subordinated debtholders.
Other Covenants
In addition to any other covenants described in this prospectus, as well as standard covenants relating to payment of principal and interest, maintaining an office where payments may be made or securities can be surrendered for payment, payment of taxes by the Company and related matters, the following covenants will apply to the notes:
•
We agree that for the period of time during which the notes are outstanding, we will not violate (whether or not we are subject thereto) Section 18(a)(1)(A) as modified by Section 61(a)(1) of the1940 Act or any successor provisions, but giving effect to any exemptive relief granted to us by the SEC. Currently, these provisions generally prohibit us from making additional borrowings, including through the issuance of additional debt or the sale of additional debt securities, unless our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowings. See “Risk Factors — If we borrow money, the potential for gain or loss on amounts invested in us will be magnified and may increase the risk of investing in us.”

•
We agree that for the period of time during which the notes are outstanding, we will not pay any dividends or make any distributions in excess of 90% of our taxable income, incur any indebtedness (as defined in the indenture) or purchase any shares of our outstanding capital stock, unless, in every such case, at the time of the incurrence of such indebtedness or at the time of any such dividend, distribution or purchase, we have an asset coverage (as defined in the indenture) of at least 200% after giving effect to the incurrence of such indebtedness and the application of the net proceeds therefrom or after deducting the amount of such purchase price, as the case may be.

•
We agree that for the period of time during which the notes are outstanding, we will not declare any dividend (except a dividend payable in our stock), or declare any other distribution, upon a class of our capital stock, or purchase any such capital stock, unless, in every such case, at the time of the declaration of any such dividend or distribution, or at the time of any such purchase, we have an asset coverage (as defined in the 1940 Act) of at least the threshold specified in Section 18(a)(1)(B) as modified by such provisions of Section 61(a) of the 1940 Act as may be applicable to us from time to time or any successor provisions thereto of the 1940 Act, as such obligation may be amended or superseded, after deducting the amount of such dividend, distribution or purchase price, as the case may be, and in each case giving effect to (i) any exemptive relief granted to us by the SEC, and (ii) any SEC no-action relief granted by the SEC to another BDC (or to us if we determine to seek such similar no-action or other relief) permitting the BDC to declare any cash dividend or distribution notwithstanding the prohibition contained in Section 18(a)(1)(B) as modified by such provisions of Section 61(a) of the 1940 Act as may be applicable to us from time to time, as such obligation may be amended or superseded, in order to maintain such BDC’s status as a REIT under Subchapter M of the Code.

•
We agree that, if, at any time, we are not subject to the reporting requirements of Sections 13 or 15(d) of the Exchange Act to file any periodic reports with the SEC, we agree to furnish to holders of the notes and the trustee, for the period of time during which the notes are outstanding, our audited annual financial statements, within 90 days of our fiscal year end, and unaudited interim financial statements, within 45 days of our fiscal quarter end (other than our fourth fiscal quarter). All such financial statements will be prepared, in all material respects, in accordance with applicable U.S. GAAP.
Form, Exchange and Transfer of Certificated Registered Securities
If registered notes cease to be issued in book-entry form, they will be issued:
•
only in fully registered certificated form;

•
without interest coupons; and

•
unless we indicate otherwise, in denominations of $25 and amounts that are multiples of $25.

Holders may exchange their certificated securities for notes of smaller denominations or combined into fewer notes of larger denominations, as long as the total principal amount is not changed and as long as the denomination is equal to or greater than $25.
Holders may exchange or transfer their certificated securities at the office of the trustee. We have appointed the trustee to act as our agent for registering notes in the names of holders transferring notes. We may appoint another entity to perform these functions or perform them ourselves.
Holders will not be required to pay a service charge to transfer or exchange their certificated securities, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.
We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.
If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.
If a registered debt security is issued in book-entry form, only the depositary will be entitled to transfer and exchange the debt security as described in this subsection, since it will be the sole holder of the debt security.
Resignation of Trustee
The trustee may resign or be removed with respect to the notes provided that a successor trustee is appointed to act with respect to the notes. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.
Indenture Provisions — Ranking
The notes will be our direct unsecured obligations and will rank:
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pari passu with all outstanding and future unsecured unsubordinated indebtedness issued by us. The notes will also rank pari passu with our general liabilities, which consist of any amounts we may be required to pay pursuant to trade and other payables, including any outstanding dividend payable, base and incentive management fees payable, interest and debt fees payable, vendor payables and accrued expenses such as auditor fees, legal fees, director fees, etc. In total, these general liabilities were $2.2 million as of September 30, 2020.

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senior to any of our future indebtedness that expressly provides it is subordinated to the notes. We currently do not have outstanding debt that is subordinated to the notes and do not currently intend to issue indebtedness that expressly provides that it is subordinated to the notes. Therefore, the notes will not be senior to any indebtedness or obligations.
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effectively subordinated to all of our existing and future secured indebtedness (including indebtedness that is initially unsecured to which we subsequently grant security), to the extent of the value of the assets securing such indebtedness. Because the notes will not be secured by any of our assets, they will be effectively subordinated to any secured indebtedness we have incurred and may incur in the future (or any indebtedness that is initially unsecured to which we subsequently grant security), to the extent of the value of the assets securing such indebtedness. In any liquidation, dissolution, bankruptcy or other similar proceeding, the holders of any of our existing or future secured indebtedness may assert rights against the assets pledged to secure that indebtedness in order to receive full payment of their indebtedness before the assets may be used to pay other creditors, including the holders of the notes, and any assets of our subsidiaries will not be directly available to satisfy the claims of our creditors, including holders of the notes. Currently, as of the date of this prospectus, we do not have any secured indebtedness, except for the $4.3 million of obligations under participation agreements that we accounted for as secured borrowing for financial reporting purposes.

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structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries and financing vehicles since the notes are obligations exclusively of Terra Income Fund 6, Inc. and not of any of our subsidiaries. Structural subordination means that creditors of a parent entity are subordinate to creditors of a subsidiary entity with respect to the subsidiary’s assets. As of the date of this prospectus, our subsidiaries do not have any outstanding debt.

Book-Entry Procedures
The notes will be represented by global securities that will be deposited and registered in the name of DTC or its nominee. This means that, except in limited circumstances, you will not receive certificates for the notes. Beneficial interests in the notes will be represented through book-entry accounts of financial institutions acting on behalf of beneficial owners as direct and indirect participants in DTC. Investors may elect to hold interests in the notes through either DTC, if they are a participant, or indirectly through organizations that are participants in DTC.
The notes will be issued as fully registered securities registered in the name of Cede & Co. (DTC’s partnership nominee) or such other name as may be requested by an authorized representative of DTC. One fully-registered certificate will be issued for each issuance of the notes, in the aggregate principal amount of such issue, and will be deposited with DTC. Interests in the notes will trade in DTC’s Same Day Funds Settlement System, and any permitted secondary market trading activity in such notes will, therefore, be required by DTC to be settled in immediately available funds. None of the Company, the trustee or the paying agent will have any responsibility for the performance by DTC or its participants or indirect participants of their respective obligations under the rules and procedures governing their operations.
DTC is a limited-purpose trust company organized under the New York Banking Law, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Exchange Act. DTC holds and provides asset servicing for over 3.5 million issues of U.S. and non-U.S. equity, corporate and municipal debt issues, and money market instruments from over 100 countries that DTC’s participants (“Direct Participants”) deposit with DTC. DTC also facilitates the post-trade settlement among Direct Participants of sales and other securities transactions in deposited securities through electronic computerized book-entry transfers and pledges between Direct Participants’ accounts. This eliminates the need for physical movement of securities certificates. Direct Participants include both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is a wholly owned subsidiary of The Depository Trust & Clearing Corporation (“DTCC”).
DTCC is the holding company for DTC, National Securities Clearing Corporation and Fixed Income Clearing Corporation, all of which are registered clearing agencies. DTCC is owned by the users of its regulated subsidiaries. Access to the DTC system is also available to others such as both U.S. and non-U.S.

securities brokers and dealers, banks, trust companies and clearing corporations that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly (“Indirect Participants”). DTC has Standard & Poor’s Ratings Services’ highest rating: AAA. The DTC Rules applicable to its participants are on file with the SEC. More information about DTC can be found at www.dtcc.com and www.dtc.org.
Purchases of the notes under the DTC system must be made by or through Direct Participants, which will receive a credit for the notes on DTC’s records. The ownership interest of each actual purchaser of each security, or the “Beneficial Owner,” is in turn to be recorded on the Direct and Indirect Participants’ records. Beneficial Owners will not receive written confirmation from DTC of their purchase. Beneficial Owners are, however, expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which the Beneficial Owner entered into the transaction. Transfers of ownership interests in the notes are to be accomplished by entries made on the books of Direct and Indirect Participants acting on behalf of Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interests in the notes, except in the event that use of the book-entry system for the notes is discontinued.
To facilitate subsequent transfers, all notes deposited by Direct Participants with DTC are registered in the name of DTC’s partnership nominee, Cede & Co. or such other name as may be requested by an authorized representative of DTC. The deposit of the notes with DTC and their registration in the name of Cede & Co. or such other DTC nominee do not effect any change in beneficial ownership. DTC has no knowledge of the actual Beneficial Owners of the notes; DTC’s records reflect only the identity of the Direct Participants to whose accounts the notes are credited, which may or may not be the Beneficial Owners. The Direct and Indirect Participants will remain responsible for keeping account of their holdings on behalf of their customers.
Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.
Redemption notices shall be sent to DTC. If less than all of the notes within an issue are being redeemed, DTC’s practice is to determine by lot the amount of the interest of each Direct Participant in such issue to be redeemed.
Redemption proceeds, distributions, and interest payments on the notes will be made to Cede & Co., or such other nominee as may be requested by an authorized representative of DTC. DTC’s practice is to credit Direct Participants’ accounts upon DTC’s receipt of funds and corresponding detail information from us or the trustee on the payment date in accordance with their respective holdings shown on DTC’s records. Payments by Participants to Beneficial Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in “street name,” and will be the responsibility of such Participant and not of DTC nor its nominee, the trustee, or us, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of redemption proceeds, distributions, and interest payments to Cede & Co. (or such other nominee as may be requested by an authorized representative of DTC) is the responsibility of us or the trustee, but disbursement of such payments to Direct Participants will be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners will be the responsibility of Direct and Indirect Participants.
DTC may discontinue providing its services as securities depository with respect to the notes at any time by giving reasonable notice to us or to the trustee. Under such circumstances, in the event that a successor securities depository is not obtained, certificates are required to be printed and delivered. We may decide to discontinue use of the system of book-entry-only transfers through DTC (or a successor securities depository). In that event, certificates will be printed and delivered to DTC.
The information in this section concerning DTC and DTC’s book-entry system has been obtained from sources that we believe to be reliable, but we take no responsibility for the accuracy thereof.

DESCRIPTION OF OUR SECURITIES
The following description is based on relevant portions of the Maryland General Corporation Law (“MGCL”) and on our charter and bylaws. This summary is not intended to be complete, and we refer you to the MGCL and our charter and bylaws, copies of which have been filed as exhibits to the registration statement of which this prospectus is a part, for a more detailed description of the provisions summarized below.
Capital Stock
Our authorized capital stock consists of 500,000,000 shares of stock, par value $0.001 per share, of which 450,000,000 shares are classified as common stock and 50,000,000 shares are classified as preferred stock. There is currently no market for our common stock, and we do not expect that a market for our shares will develop in the foreseeable future. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally will not be personally liable for our debts or obligations.
Set forth below is a chart describing the classes of our securities outstanding as of January 29, 2021:
Title of Class	Amount Authorized	Amount Held by Us or for Our Account	Amount Outstanding Exclusive of Amount Under Column
Common Stock	450,000,000	—	8,396,434
Common Stock
As of January 29, 2021, and the date hereof, our common stock is the only class of our securities registered under Section 12 of the Exchange Act.
Under the terms of our charter, except as may otherwise be specified in our charter, all shares of our common stock have equal rights as to voting and are duly authorized, validly issued, fully paid and non-assessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board and declared by us out of funds legally available therefor. Except as may be provided by our Board in setting the terms of classified or reclassified stock, shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In addition, shares of our common stock are not subject to any mandatory redemption rights by us. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Except as may otherwise be specified in our charter, each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as may be provided by our Board in setting the terms of classified or reclassified stock, the holders of our common stock possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock are able to elect all of our directors, provided that there are no shares of any other class or series of stock outstanding entitled to vote in the election of directors, and holders of less than a majority of such shares are unable to elect any director.
Preferred Stock
As of January 29, 2021, and the date hereof, we have no outstanding shares of preferred stock.
Under the terms of our charter, our Board is authorized to issue shares of preferred stock in one or more classes or series without stockholder approval. Our Board has discretion to determine the rights, preferences, privileges and restrictions, including voting rights, distribution rights, conversion rights, redemption privileges and liquidation preferences of each class or series of preferred stock. The issuance of any preferred stock must be approved by a majority of our independent directors not otherwise interested in the transaction, who have access, at our expense, to our legal counsel or to independent legal counsel.

Preferred stock could be issued with rights and preferences that would adversely affect the holders of common stock. Preferred stock could also be used as an anti-takeover device. Every issuance of preferred stock will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (i) immediately after issuance of preferred stock and before any distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such distribution or purchase price, as the case may be, and (ii) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.
Limitation on Liability of Directors and Officers; Indemnification and Advancement of Expenses
Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (i) actual receipt of an improper benefit or profit in money, property or services or (ii) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. Our charter contains a provision, which eliminates directors’ and officers’ liability, subject to the limitations of Maryland law, the requirements of the 1940 Act and the additional limitations described below.
Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made or threatened to be made a party by reason of his or her service in that capacity against reasonable expenses incurred in the proceeding in which the director or officer was successful. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or threatened to be made a party by reason of their service in those or other capacities unless it is established that (i) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty; (ii) the director or officer actually received an improper personal benefit in money, property or services; or (iii) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (i) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (ii) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.
Our charter obligates us, subject to the limitations of Maryland law, the requirements of the 1940 Act and the additional limitations described below, to indemnify (i) any present or former director or officer; (ii) any individual who, while a director or officer and at our request, serves or has served another corporation, REIT, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner, member, manager or trustee; or (iii) our advisor or any of its affiliates acting as an agent for us, from and against any claim or liability to which the person or entity may become subject or may incur by reason of their service in that capacity, and to pay or reimburse their reasonable expenses as incurred in advance of final disposition of a proceeding. In accordance with the 1940 Act, we will not indemnify any person for any liability to the extent that such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Notwithstanding the foregoing, and in accordance with guidelines adopted by the North American Securities Administrators Association, our charter prohibits us from holding harmless a director, an advisor or any affiliate of our advisor for any loss or liability suffered by us or indemnifying such person for any loss or liability suffered by him, her or it unless each of the following conditions are met: (i) the party seeking indemnification has determined, in good faith, that the course of conduct that caused the loss or liability was in our best interest; (ii) the party seeking indemnification was acting or performing services on our behalf; (iii) such liability or loss was not the result of (1) negligence or misconduct, in the case that the party seeking indemnification is our advisor, any of its affiliates or any of our officers, or (2) gross negligence or willful misconduct, in the case that the party seeking indemnification is a director (and not also an officer of ours, our advisor or its affiliates); and (iv) such indemnification or agreement to hold harmless is recoverable only out of our net assets and not from our stockholders.
Our charter further provides that we may not provide indemnification to a director, our advisor or any affiliate of our advisor for any loss, liability or expense arising from or out of an alleged violation of federal or state securities laws by such party unless one or more of the following conditions are met: (i) there has been a successful adjudication on the merits of each count involving alleged material securities law violations as to the party seeking indemnification; (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to such party; or (iii) a court of competent jurisdiction approves a settlement of the claims against such party and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the SEC and of the published position of any state securities regulatory authority in which our securities were offered or sold as to indemnification for violations of securities laws.
Our charter provides that we may pay or reimburse reasonable legal expenses and other costs incurred by a director, our advisor or any affiliate of our advisor in advance of final disposition of a proceeding only if all of the following are satisfied: (i) the proceeding relates to acts or omissions with respect to the performance of duties or services on our behalf; (ii) such party provides us with written affirmation of his, her or its good faith belief that he, she or it has met the standard of conduct necessary for indemnification by us; (iii) the legal proceeding was initiated by a third party who is not a stockholder or, if by a stockholder acting in his or her capacity as such, a court of competent jurisdiction approves such advancement; and (iv) such party provides us with a written agreement to repay the amount paid or reimbursed by us, together with the applicable legal rate of interest thereon, if it is ultimately determined that such party did not comply with the requisite standard of conduct and is not entitled to indemnification.
The Investment Advisory Agreement provides that our advisor and its officers, managers, controlling persons and any other person or entity affiliated with it acting as our agent are not entitled to indemnification (including reasonable attorneys’ fees and amounts reasonably paid in settlement) for any liability or loss suffered by our advisor or such other person, nor may our advisor or such other person be held harmless for any loss or liability suffered by us, unless: (i) our advisor or such other person has determined, in good faith, that the course of conduct which caused the loss or liability was in our best interests; (ii) our advisor or such other person was acting on behalf of or performing services for us; (iii) the liability or loss suffered was not the result of negligence or misconduct by our advisor or such other person acting as our agent; and (iv) the indemnification or agreement to hold our advisor or such other person harmless for any loss or liability suffered by us is only recoverable out of our net assets and not from our stockholders. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.
Provisions of the Maryland General Corporation Law and Our Charter and Bylaws
The MGCL and our charter and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors
Our Board is divided into three classes of directors serving staggered three-year terms, with the term of office of only one of the three classes expiring each year. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors helps to ensure the continuity and stability of our management and policies.
Election of Directors
As permitted by Maryland law, our directors are elected by a plurality of all votes cast by holders of the outstanding shares of stock entitled to vote at a meeting at which a quorum is present.
Number of Directors; Vacancies; Removal
Our charter provides that the number of directors is set by our Board in accordance with our bylaws. Our bylaws provide that a majority of our entire Board may at any time increase or decrease the number of directors. Our charter and bylaws provide that the number of directors may not be less than the minimum number required by the MGCL and our bylaws provide that the number of directors may not be more than 15. Except as may be provided by our Board in setting the terms of any class or series of preferred stock, and pursuant to an election in our charter as permitted by Maryland law, any and all vacancies on our Board may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is duly elected and qualifies, subject to any applicable requirements of the 1940 Act.
Under the MGCL and our charter, our stockholders may remove a director, with or without cause, by the affirmative vote of a majority of all the votes entitled to be cast generally in the election of directors.
Our Board consists of four members, three of whom are independent directors. Our charter provides that a majority of our Board must be independent directors except for a period of up to 60 days after the death, removal or resignation of an independent director pending the election of his or her successor.
Action by Stockholders
The MGCL provides that stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous consent in lieu of a meeting (unless the charter permits the consent in lieu of a meeting to be less than unanimous, which our charter does not). These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.
Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals
Our bylaws provide that with respect to an annual meeting of stockholders, nominations of individuals for election to our Board and the proposal of business to be considered by stockholders may be made only (i) pursuant to our notice of the meeting, (ii) by or at the direction of our Board or (iii) by a stockholder who is a stockholder of record both at the time of giving the advance notice required by the bylaws and at the time of the meeting, who is entitled to vote at the meeting in the election of each individual so nominated or on any such other business and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of individuals for election to our Board at a special meeting may be made only (i) by or at the direction of our Board or (ii) provided that the special meeting has been called in accordance with the bylaws for the purpose of electing directors, by a stockholder who is a stockholder of record both at the time of giving the advance notice required by the bylaws and at the time of the meeting, who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.
Calling of Special Meetings of Stockholders
Our bylaws provide that special meetings of stockholders may be called by our Board and certain of our officers. In addition, our charter and bylaws provide that a special meeting of stockholders must be called by the secretary of the corporation to act on any matter that may properly be considered at a meeting of stockholders upon the written request of stockholders entitled to cast 10% or more of the votes entitled to be cast on such matter at the meeting.
Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws
Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, convert, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless advised by its Board and approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Under our charter, except as described in the next sentence, provided that our directors then in office have approved and declared the action advisable and submitted such action to the stockholders, an action that requires stockholder approval, including our dissolution, a merger or a sale of all or substantially all of our assets or a similar transaction outside the ordinary course of business, must be approved by the affirmative vote of stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Notwithstanding the foregoing, amendments to our charter to make our common stock a redeemable security or to convert the company, whether by merger or otherwise, from a closed-end company to an open-end company and amendments relating to the number, term and election of directors and the vote required for extraordinary actions must be approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter.
Our bylaws provide that our Board has the exclusive power to make, alter, amend or repeal any provision of our bylaws.
Without the approval of stockholders entitled to cast a majority of all the votes entitled to be cast on the matter:
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our board may not amend the charter except for amendments that would not adversely affect the rights of our stockholders;

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our advisor may not voluntarily withdraw as our advisor unless such withdrawal would not affect our tax status and would not materially adversely affect our stockholders;

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our board may not appoint a new advisor;

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our board may not sell all or substantially all of our assets other than in the ordinary course of business or otherwise permitted by law; and

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our board may not approve a merger or any similar reorganization of us except as permitted by law.

No Appraisal Rights
In certain extraordinary transactions, the MGCL provides the right to dissenting stockholders to demand and receive the fair value of their shares, subject to certain procedures and requirements set forth in the statute. Those rights are commonly referred to as appraisal rights. Except with respect to appraisal rights arising in connection with the Control Share Acquisition Act defined and discussed below, as permitted by the MGCL, our charter provides that stockholders are not entitled to exercise appraisal rights unless our Board determines that appraisal rights apply, with respect to all or any classes or series of stock, to one or more transactions occurring after the date of such determination in connection with which stockholders would otherwise be entitled to exercise appraisal rights. See “Certain Relationships and Related Party Transactions — Appraisal and Compensation.”
Control Share Acquisitions
The Control Share Acquisition Act of the MGCL provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of stockholders entitled to cast two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquirer, by officers or by employees who are directors of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:
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one-tenth or more but less than one-third;

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one-third or more but less than a majority; or

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a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of issued and outstanding control shares, subject to certain exceptions.
A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.
If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations, including, as provided in our bylaws, compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of any meeting of stockholders at which the voting rights of the shares are considered and not approved or, if no such meeting is held, the date of the last control share acquisition by the acquirer. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.
The Control Share Acquisition Act does not apply (i) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (ii) to acquisitions approved or exempted by the charter or bylaws of the corporation. Our bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Control Share Acquisition Act only if our Board determines that it would be in our best interests.
Tender Offers
Our charter provides that any tender offer made by any person, including any mini-tender offer, must comply with the provisions of Regulation 14D of the Exchange Act, including the notice and disclosure requirements. Among other things, the offeror must provide us notice of such tender offer at least ten business days before initiating the tender offer. Our charter also prohibits any stockholder from transferring shares of stock to a person who makes a tender offer which does not comply with such provisions unless such stockholder has first offered such shares of stock to us at the tender offer price in the non-compliant tender offer. In addition, the non-complying offeror will be responsible for all of our expenses in connection with that offeror’s noncompliance.
Restrictions on Roll-Up Transactions
In connection with a proposed roll-up transaction, which, in general terms, is any transaction involving the acquisition, merger, conversion or consolidation, directly or indirectly, of us and the issuance of securities of an entity that would be created or would survive after the successful completion of the roll-up transaction, we will obtain an appraisal of all of our properties from an independent expert. In order to qualify as an independent expert for this purpose, the person or entity must have no material current or prior business or personal relationship with our advisor or directors and must be engaged to a substantial extent in the business of rendering opinions regarding the value of assets of the type held by us. Our properties will be appraised on a consistent basis, and the appraisal will be based on the evaluation of all relevant information and will indicate the value of our properties as of a date immediately prior to the announcement of the proposed roll-up transaction. The appraisal will assume an orderly liquidation of properties over a 12-month period. The terms of the engagement of such independent expert will clearly state that the engagement is for our benefit and the benefit of our stockholders. We will include a summary of the independent appraisal, indicating all material assumptions underlying the appraisal, in a report to the stockholders in connection with a proposed roll-up transaction. If the appraisal will be included in a prospectus used to offer the securities of the roll-up entity, the appraisal will be filed with the SEC and the states as an exhibit to the registration statement for the offering.
In connection with a proposed roll-up transaction, the person sponsoring the roll-up transaction must offer to common stockholders who vote against the proposal a choice of:
•
accepting the securities of the entity that would be created or would survive after the successful completion of the roll-up transaction offered in the proposed roll-up transaction; or

•
one of the following:

•
remaining stockholders and preserving their interests in us on the same terms and conditions as existed previously; or

•
receiving cash in an amount equal to their pro rata share of the appraised value of our net assets.

We are prohibited from participating in any proposed roll-up transaction:
•
which would result in common stockholders having voting rights in the entity that would be created or would survive after the successful completion of the roll-up transaction that are less than those provided in our charter, including rights with respect to the election and removal of directors, annual and special meetings, amendment of the charter and our dissolution;

•
which includes provisions that would operate as a material impediment to, or frustration of, the accumulation of shares by any purchaser of the securities of the entity that would be created or would survive after the successful completion of the roll-up transaction, except to the minimum extent necessary to preserve the tax status of such entity, or which would limit the ability of an investor to exercise the voting rights of its securities of the entity that would be created or would survive after the successful completion of the roll-up transaction on the basis of the number of shares held by that investor;

•
in which our common stockholders’ rights to access of records of the entity that would be created or would survive after the successful completion of the roll-up transaction will be less than those provided in our charter; or

•
in which we would bear any of the costs of the roll-up transaction if our common stockholders reject the roll-up transaction.

Business Combinations
Under the Business Combination Act of the MGCL, certain business combinations between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:
•
any person who beneficially owns, directly or indirectly, 10% or more of the voting power of the corporation’s outstanding voting stock; or

•
an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner, directly or indirectly, of 10% or more of the voting power of the then outstanding stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which he or she otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.
After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:
•
80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•
Two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.
The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our Board has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by our Board, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or our Board does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.
Additional Provisions of Maryland Law
Subtitle 8 of Title 3 of the MGCL permits a Maryland corporation with a class of equity securities registered under the Exchange Act and at least three independent directors to elect to be subject, by provision in its charter or bylaws or a resolution of its board of directors and notwithstanding any contrary provision in the charter or bylaws, to any or all of five provisions:
•
a classified board,

•
a two-thirds vote requirement for removing a director,

•
a requirement that the number of directors be fixed only by vote of the directors,

•
a requirement that a vacancy on the board be filled only by the remaining directors and for the remainder of the full term of the class of directors in which the vacancy occurred; and

•
a majority requirement for the calling of a stockholder-requested special meeting of stockholders.

Through provisions in our charter and bylaws unrelated to Subtitle 8, we already have a classified board and vest in our Board the exclusive power to fix the number of directors. Pursuant to Subtitle 8, we have elected that, except as may be provided by our Board in setting the terms of any class or series of preferred stock, any and all vacancies on our Board may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is duly elected and qualifies.
Conflict with 1940 Act
Our bylaws provide that, if and to the extent that any provision of the MGCL, including the Control Share Acquisition Act and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, including the rules and regulations promulgated thereunder, the applicable provision of the 1940 Act will control.
Reports to Stockholders
Within 60 days after each fiscal quarter, we distribute our quarterly report on Form 10-Q to all common stockholders of record and to the state securities administrator in each state in which we offer or sell securities. In addition, we distribute our annual report on Form 10-K to all common stockholders and to the state securities administrator in each state in which we offer or sell securities within 120 days after the end of each calendar year. These reports are also available on our website at www.terrafund6.com and on the SEC’s website at www.sec.gov. These reports should not be considered a part of or as incorporated by reference in this prospectus or the registration statement of which this prospectus is a part, unless the prospectus or the registration statement is specifically amended or supplemented to include such reports.
On a quarterly basis, we send information to all common stockholders of record regarding the sources of distributions paid to our common stockholders in such quarter.

UNDERWRITING
Ladenburg Thalmann is acting as representative of the underwriters named below. Subject to the terms and conditions stated in the underwriting agreement dated           , 2021, each underwriter named below has agreed to purchase, and we have agreed to sell to that underwriter, the aggregate principal amount of notes set forth opposite the underwriter’s name.
Underwriter	Principal amount of Notes
Ladenburg Thalmann & Co. Inc.	$

Total	$
The underwriting agreement provides that the obligations of the underwriters to purchase the notes included in this offering are subject to approval of legal matters by counsel and to other conditions. The underwriters are obligated to purchase all the notes (other than those covered by the overallotment option described below) if they purchase any of the notes.
The underwriters propose to offer some of the notes directly to the public at the public offering price set forth on the cover page of this prospectus and some of the notes to dealers at the public offering price less a concession not to exceed $      , or    % of the aggregate principal amount of the notes. The underwriting discount of $0.78125 per Note is equal to 3.125% of the aggregate principal amount of the notes. If all of the notes are not sold at the offering price, the representative may change the public offering price and other selling terms. Investors must pay for any notes purchased on or before                 , 2021. The representative has advised us that the underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.
The underwriters hold an option, exercisable for 30 days from the date of this prospectus, to purchase up to an additional $      million aggregate principal amount of the notes at the public offering price less the underwriting discount; provided however, that the price of any such option notes will be reduced by the amount of any interest payable on the notes sold on the initial closing date but not payable on such option notes. The underwriters may exercise the option solely for the purpose of covering overallotments, if any, in connection with this offering. To the extent such option is exercised, each underwriter must purchase a number of additional notes approximately proportionate to that underwriter’s initial purchase commitment.
We have agreed that, for a period of 90 days from the date of this prospectus, such party will not, without the prior written consent of Ladenburg Thalmann, on behalf of the underwriters, offer, pledge, sell, contract to sell or otherwise dispose of or agree to sell or otherwise dispose of, directly or indirectly or hedge any debt securities issued or guaranteed by us or any securities convertible into or exercisable or exchangeable for debt securities issued or guaranteed by us or file any registration statement under the Securities Act with respect to any of the foregoing. Ladenburg Thalmann in its sole discretion may release any of the securities subject to these lock-up agreements at any time without notice.
The 90-day period in the preceding paragraph will be extended if (i) during the last 17 days of the 90-day period we issue an earnings release or material news or a material event relating to us occurs or (ii) prior to the expiration of the 90-day period, we announce that we will release earnings results during the 16-day period beginning on the last day of the 90-day period, in which case the restrictions described in the preceding sentence will continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the announcement of the material news or the occurrence of the material event.
We intend to list the notes on the NYSE within 30 days of the original issue date under the trading symbol “TFSA.”
The following table shows the public offering price, the underwriting discounts and commissions to be paid to the underwriters and the proceeds, before expenses, to us in connection with this offering. These amounts are shown assuming both no exercise and full exercise of the underwriters’ option to purchase additional notes.

	Per Note	Without Option	With Option
Public offering price
Underwriting discount (sales load) paid by us(1)
Estimated Proceeds to us, before expenses

(1)
The expenses associated with the offering, including the underwriting discount, are paid by us and are ultimately borne by our investors.

We have agreed to reimburse the underwriters for (i) the reasonable fees and disbursements of counsel in connection with the qualification of the notes under Blue Sky and state securities laws, which shall not exceed $5,000, (ii) in connection with the review and qualification of this offering with the Financial Industry Regulatory Authority, Inc. (“FINRA”), which shall not exceed $5,000, and (iii) the legal fees and expenses of counsel to the underwriters up to $75,000.
We estimate expenses payable by us in connection with this offering, other than the underwriting discounts and commissions referred to above, will be approximately $      .
We and our adviser have each agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the underwriters may be required to make because of any of those liabilities.
Certain underwriters may make a market in the notes. No underwriter is, however, obligated to conduct market-making activities and any such activities may be discontinued at any time without notice, at the sole discretion of the underwriter. No assurance can be given as to the liquidity of, or the trading market for, the notes as a result of any market-making activities undertaken by any underwriter. This prospectus is to be used by any underwriter in connection with the offering and, during the period in which a prospectus must be delivered, with offers and sales of the notes in market-making transactions in the over-the-counter market at negotiated prices related to prevailing market prices at the time of the sale.
In connection with the offering, Ladenburg Thalmann, on behalf of the underwriters, may purchase and sell notes in the open market. These transactions may include short sales, syndicate covering transactions and stabilizing transactions. Short sales involve syndicate sales of notes in excess of the number of notes to be purchased by the underwriters in the offering, which creates a syndicate short position. “Covered” short sales are sales of notes made in an amount up to the number of notes represented by the underwriters’ overallotment option. In determining the source of notes to close out the covered syndicate short position, the underwriters will consider, among other things, the price of notes available for purchase in the open market as compared to the price at which they may purchase notes through the overallotment option. Transactions to close out the covered syndicate short position involve either purchases of notes in the open market after the distribution has been completed or the exercise of the overallotment option. The underwriters may also make “naked” short sales of notes in excess of the overallotment option. The underwriters must close out any naked short position by purchasing notes in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of notes in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consist of bids for or purchases of notes in the open market while the offering is in progress.
The underwriters also may impose a penalty bid. Penalty bids permit the underwriters to reclaim a selling concession from a syndicate member when Ladenburg Thalmann repurchases notes originally sold by that syndicate member in order to cover syndicate short positions or make stabilizing purchases.
Any of these activities may have the effect of preventing or retarding a decline in the market price of notes. They may also cause the price of notes to be higher than the price that would otherwise exist in the open market in the absence of these transactions. The underwriters may conduct these transactions on the NYSE, or in the over-the-counter market, or otherwise. Trading is expected to commence on the NYSE within 30 days after the date of initial delivery of the notes. If the underwriters commence any of these transactions, they may discontinue them at any time.

A prospectus in electronic format may be made available on the websites maintained by one or more of the underwriters. The representative may agree to allocate a number of notes to underwriters for sale to their online brokerage account holders. The representative will allocate notes to underwriters that may make Internet distributions on the same basis as other allocations. In addition, notes may be sold by the underwriters to securities dealers who resell notes to online brokerage account holders.
We anticipate that, from time to time, certain underwriters may act as brokers or dealers in connection with the execution of our portfolio transactions after they have ceased to be underwriters and, subject to certain restrictions, may act as brokers while they are underwriters.
Certain underwriters may have performed investment banking and advisory services for us, our adviser and our affiliates from time to time, for which they have received customary fees and expenses. Certain underwriters may, from time to time, engage in transactions with or perform services for us, our adviser and our affiliates in the ordinary course of business.
The principal business address of Ladenburg Thalmann & Co. Inc. is 277 Park Avenue, 12th floor, New York, New York 10172.
Settlement
We expect that delivery of the notes will be made against payment therefor on or about            , 2021, which will be the fifth business day following the date of the pricing of the notes. Under Rule 15c6-1 under the Exchange Act, trades in the secondary market generally are required to settle in two business days, unless the parties to any such trade expressly agree otherwise.
Other Jurisdictions
The notes offered by this prospectus may not be offered or sold, directly or indirectly, nor may this prospectus or any other offering material or advertisements in connection with the offer and sale of any such notes be distributed or published in any jurisdiction, except under circumstances that will result in compliance with the applicable rules and regulations of that jurisdiction. Persons into whose possession this prospectus comes are advised to inform themselves about and to observe any restriction relating to the offering and the distribution of this prospectus. This prospectus does not constitute an offer to sell or a solicitation of an offer to buy the notes offered by this prospectus in any jurisdiction in which such an offer or a solicitation is unlawful.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR
Our securities are held under a custody agreement by U.S. Bank National Association. The address of the custodian is 425 Walnut Street, Cincinnati, OH 45202. DST Systems, Inc. acts as our transfer agent, distribution paying agent and registrar for our common stock. The principal business address of DST Systems, Inc. is 333 West 11th Street, Kansas City, MO 64105. U.S. Bank National Association, our trustee under an indenture and the first supplemental indenture thereto relating to the notes, is the paying agent, registrar and transfer agent relating to the notes. The principal business address of our trustee is 100 Wall Street, Suite 600, New York, NY 10005.
BROKERAGE ALLOCATION AND OTHER PRACTICES
Since we intend to generally acquire and dispose of our investments in privately negotiated transactions, we expect to use brokers in the normal course of our business infrequently. Subject to policies established by our Board, our advisor is primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our advisor does not execute transactions through any particular broker or dealer, but seeks to obtain the best execution for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While our advisor will generally seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our advisor may select a broker based partly upon brokerage or research services provided to it and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if our advisor determines in good faith that such commission is reasonable in relation to the services provided.
LEGAL MATTERS
Certain legal matters regarding the securities offered by this prospectus will be passed upon for us by Alston & Bird LLP, Atlanta, Georgia, and certain matters with respect to Maryland law have been passed upon by Venable LLP, Baltimore, Maryland. Certain legal matters in connection with the offering will be passed upon for the underwriters by Blank Rome LLP, New York, New York.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP, our independent registered public accounting firm located at 345 Park Avenue, New York, NY 10154, has audited our financial statements as of December 31, 2019 and 2018 and for the year ended December 31, 2019, the three-month transition period ended December 31, 2018, and the years ended September 30, 2018 and 2017, and the related senior securities table, as set forth in their reports. We have included our financial statements and our senior securities table in this prospectus and elsewhere in the registration statement in reliance on KPMG LLP’s reports, given on their authority as experts in accounting and auditing.
AVAILABLE INFORMATION
We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the notes offered by this prospectus. The registration statement contains additional information about us and the notes being offered by this prospectus.
We are required to file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-732-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC’s website at www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

INDEX TO FINANCIAL STATEMENTS
Page
Terra Income Fund 6, Inc. Financial Statements for the three and nine months ended September 30, 2020
Statements of Assets and Liabilities as of September 30, 2020 (unaudited) and December 31, 2019	F-2
Statements of Operations for the three and nine months ended September 30, 2020 and 2019 (unaudited)	F-3
Statements of Changes in Net Assets for the three and nine months ended September 30, 2020 and 2019 (unaudited)	F-4
Statements of Cash Flows for the nine months ended September 30, 2020 and 2019 (unaudited)	F-5
Schedules of Investments as of September 30, 2020 (unaudited) and December 31, 2019	F-6
Notes to Financial Statements as of September 30, 2020 (unaudited)	F-10
Terra Income Fund 6, Inc. Financial Statements for the fiscal year ended December 31, 2019, the transition period ended December 31, 2018, and the years ended September 30, 2018 and 2017
Report of Independent Registered Public Accounting Firm	F-29
Statements of Assets and Liabilities as of December 31, 2019 and 2018	F-30
Statements of Operations for the year ended December 31, 2019, the transition period ended December 31, 2018 and the years ended September 30, 2018 and 2017	F-31
Statements of Changes in Net Assets for the year ended December 31, 2019, the transition period ended December 31, 2018 and the years ended September 30, 2018 and 2017	F-32
Statements of Cash Flows for the year ended December 31, 2019, the transition period ended December 31, 2018 and the years ended September 30, 2018 and 2017	F-33
Schedule of Investments as of December 31, 2019 and 2018	F-34
Notes to Financial Statements	F-38

Item 1.   Financial Statements.
Terra Income Fund 6, Inc.
Statements of Assets and Liabilities
	September 30, 2020	December 31, 2019
	(unaudited)
Assets
Investments, at fair value – non-controlled (amortized cost of $20,093,563 and $17,938,033, respectively)	$20,183,878	$18,598,767
Investment through participation interest, at fair value – non-controlled (amortized cost of $44,717,006 and $43,026,580, respectively) (Note 4)	44,443,755	43,237,452
Marketable securities, at fair value – non-controlled (cost of $1,176,006 and $0, respectively)	1,205,001	—
Total investments	65,832,634	61,836,219
Cash and cash equivalents	15,636,782	17,057,558
Restricted cash	1,159,878	624,141
Interest receivable	588,566	529,819
Prepaid expenses and other assets	75,601	58,812
Total assets	83,293,461	80,106,549
Liabilities
Obligations under participation agreements, at fair value (proceeds of $4,250,000 and $3,120,888, respectively) (Note 4)	4,295,636	3,204,263
Interest reserve and other deposits held on investments	1,159,878	624,141
Due to Adviser, net	588,442	517,404
Accrued expenses	332,549	266,950
Interest payable from obligations under participation agreements	46,042	34,937
Other liabilities	51,432	80,766
Total liabilities	6,473,979	4,728,461
Net assets	$76,819,482	$75,378,088
Commitments and contingencies (See Note 5)
Components of net assets:
Common stock, $0.001 par value, 450,000,000 shares authorized, and 8,342,227 and 8,232,636 shares issued and outstanding, respectively	$8,342	$8,233
Capital in excess of par	75,868,102	74,872,851
Accumulated distributable net income	943,038	497,004
Net assets	$76,819,482	$75,378,088
Net asset value per share	$9.21	$9.16
See notes to unaudited financial statements.

Terra Income Fund 6, Inc.
Statements of Operations
(Unaudited)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019
Investment income
Interest income	$2,181,815	$2,295,588	$6,525,643	$6,889,915
Prepayment fee income	1,280,290	—	1,280,290	32,721
Other income	29,622	26,461	96,454	54,239
Total investment income	3,491,727	2,322,049	7,902,387	6,976,875
Operating expenses
Base management fees	383,244	390,008	1,132,896	1,216,998
(Reversal of incentive fees) Incentive fees on capital gains(1)	(18,620)	(18,446)	42,997	(44,408)
Operating expense reimbursement to Adviser (Note 4)	213,746	223,458	638,508	690,544
Servicing fees (Note 2, Note 4)	189,572	201,911	557,377	643,886
Professional fees	256,111	233,388	890,866	843,782
Interest expense from obligations under participation agreements (Note 4)	144,763	55,184	426,333	71,733
Directors’ fees	30,125	18,125	93,375	70,875
Insurance expense	53,881	53,584	161,420	160,254
General and administrative expenses	8,676	10,473	33,779	104,792
Total operating expenses	1,261,498	1,167,685	3,977,551	3,758,456
Net investment income	2,230,229	1,154,364	3,924,836	3,218,419
Net change in unrealized depreciation on investments	(173,793)	(88,082)	(1,025,547)	(214,660)
Net change in unrealized depreciation (appreciation) on obligations under participation agreements	5,662	(4,149)	59,844	(7,384)
Net realized gain on investments	75,030	—	1,160,160	—
Net increase in net assets resulting from operations	$2,137,128	$1,062,133	$4,119,293	$2,996,375
Per common share data:
Net investment income per share	$0.27	$0.13	$0.47	$0.36
Net increase in net assets resulting from operations per share	$0.26	$0.12	$0.50	$0.34
Weighted average common shares outstanding	8,324,079	8,643,824	8,290,934	8,857,663

(1)
For the three and nine months ended September 30, 2020, the Company reversed the previously accrued incentive fees on capital gains of $18,620 and recorded incentive fees on capital gains of $42,997, respectively. For the three and nine months ended September 30, 2019, the Company reversed the previously accrued incentive fees on capital gains of $18,446 and $44,408, respectively. Incentive fees on capital gains are based on 20% of net realized and unrealized capital gains. No incentive fees on capital gains are actually payable by the Company with respect to unrealized gains unless and until those gains are realized.

See notes to unaudited financial statements.

Terra Income Fund 6, Inc.
Statements of Changes in Net Assets
(Unaudited)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019
Operations
Net investment income	$2,230,229	$1,154,364	$3,924,836	$3,218,419
Net change in unrealized depreciation on investments	(173,793)	(88,082)	(1,025,547)	(214,660)
Net change in unrealized depreciation (appreciation) on obligations under participation agreements	5,662	(4,149)	59,844	(7,384)
Net realized gain on investments	75,030	—	1,160,160	—
Net increase in net assets resulting from operations	2,137,128	1,062,133	4,119,293	2,996,375
Stockholder distributions
Distributions from return of capital	—	(848,817)	—	(2,856,687)
Distributions from net investment income	(948,634)	(1,051,707)	(3,673,258)	(2,924,587)
Net decrease in net assets resulting from stockholder distributions	(948,634)	(1,900,524)	(3,673,258)	(5,781,274)
Capital share transactions
Issuance of common stock	—	—	—	60,000
Reinvestment of stockholder distributions	250,424	540,353	1,009,999	1,682,705
Offering costs	—	—	—	(900)
Repurchases of common stock under stock repurchase plan	—	(2,960,072)	(14,640)	(7,413,920)
Net increase (decrease) in net assets resulting from capital share transactions	250,424	(2,419,719)	995,359	(5,672,115)
Net increase (decrease) in net assets	1,438,918	(3,258,110)	1,441,394	(8,457,014)
Net assets, at beginning of period	75,380,564	79,840,115	75,378,088	85,039,019
Net assets, at end of period	$76,819,482	$76,582,005	$76,819,482	$76,582,005
Capital share activity
Shares outstanding, at beginning of period	8,314,471	8,628,149	8,232,636	8,975,103
Shares issued from subscriptions	—	—	—	6,276
Shares issued from reinvestment of stockholder distributions	27,756	58,161	111,191	179,013
Shares repurchased under stock repurchase plan and other	—	(320,008)	(1,600)	(794,090)
Shares outstanding, at end of period	8,342,227	8,366,302	8,342,227	8,366,302
See notes to unaudited financial statements.

Terra Income Fund 6, Inc.
Statements of Cash Flows
(Unaudited)
	Nine Months Ended September 30,
	2020	2019
Cash flows from operating activities:
Net increase in net assets resulting from operations	$4,119,293	$2,996,375
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Net change in unrealized depreciation on investments	1,025,547	214,660
Net change in unrealized (depreciation) appreciation on obligations under participation agreements	(59,844)	7,384
Net realized gain on investments	(1,160,160)	—
Amortization and accretion of investment-related fees, net	(219,476)	(368,514)
Amortization of discount on investments, net	(42,856)	(6,430)
Paid-in-kind interest, net	(286,340)	(66,510)
Purchases of investments	(12,339,257)	(13,224,154)
Repayments and proceeds from sale of investments	9,048,232	23,131,051
Changes in operating assets and liabilities:
(Increase) decrease in interest receivable	(58,747)	94,005
(Increase) decrease in prepaid expenses and other assets	(16,789)	20,427
Increase (decrease) in interest reserve and other deposits held on investments	535,737	(26,577)
Increase (decrease) in due to Adviser, net	71,038	(51,190)
Increase (decrease) in accrued expenses	65,599	(99,596)
Increase in interest payable from obligations under participation agreements	11,105	20,168
Decrease in other liabilities	(29,334)	(242,725)
Net cash provided by operating activities	663,748	12,398,374
Cash flows from financing activities:
Proceeds from obligations under participation agreements	1,129,112	1,967,592
Issuance of common stock	—	60,000
Payments of offering costs	—	(900)
Payments of stockholder distributions	(2,663,259)	(4,095,926)
Payments for repurchases of common stock under stock repurchase plan	(14,640)	(7,413,920)
Net cash used in financing activities	(1,548,787)	(9,483,154)
Net (decrease) increase in cash, cash equivalents and restricted cash	(885,039)	2,915,220
Cash, cash equivalents and restricted cash, at beginning of period	17,681,699	7,372,064
Cash, cash equivalents and restricted cash, at end of period (Note 2)	$16,796,660	$10,287,284
Supplemental disclosure of cash flow information:
Interest paid on obligations under participation agreements	$393,122	$43,312
Supplemental non-cash information:
Reinvestment of stockholder distributions	$1,009,999	$1,682,705
See notes to unaudited financial statements.

Terra Income Fund 6, Inc.
Schedule of Investments (Unaudited)
September 30, 2020
Portfolio Company(1)	Collateral Location	Property Type	Coupon Rate(2)	Current Interest Rate	Exit Fee	Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value(3)	% of Net Assets(4)
Loan investments – non-controlled
Mezzanine loans:
Dwight Mezz II, LLC	US – CA	Student housing	11.00%	11.00%	0.00%	5/11/2017	5/6/2027	$3,000,000	$3,000,000	$3,001,333	3.9%
Stonewall Station Mezz LLC(5)(7)	US – NC	Hotel	Current 12.00% PIK 2.00%	14.00%	1.00%	5/31/2018	5/20/2021	4,498,762	4,521,905	4,519,049	5.9%
LD Milpitas Mezz, LP(5)(6)	US – CA	Hotel	LIBOR + 10.25% (2.75% Floor)	13.00%	1.00%	6/27/2018	6/27/2021	17,000,000	17,093,563	17,182,545	22.4%
									24,615,468	24,702,927	32.2%
Preferred equity investments:
City Gardens 333 LLC(5)(7)	US – CA	Student housing	LIBOR + 9.95% (2.00% Floor)	11.95%	0.00%	4/11/2018	4/1/2021	3,923,076	3,914,239	3,922,584	5.1%
RS JZ Driggs, LLC(5)(7)(8)	US – NY	Multifamily	12.25%	12.25%	1.00%	5/1/2018	8/1/2020	4,100,000	4,141,000	4,141,273	5.4%
Orange Grove Property Investors, LLC(5)(7)	US – CA	Condominium	LIBOR + 8.00% (4.00% Floor)	12.00%	1.00%	5/24/2018	6/1/2021	8,480,000	8,525,880	8,556,092	11.1%
NB Private Capital, LLC(5)(7)(9)	Various	Student housing	16.00%	16.00%	1.00%	7/27/2018	4/16/2021	3,371,455	3,383,530	3,404,805	4.4%
370 Lex Part Deux, LLC(5)(7)	US – NY	Office	LIBOR + 8.25% (2.44% Floor)	10.69%	0.00%	12/17/2018	1/9/2022	18,355,593	18,322,674	17,992,411	23.4%
									38,287,323	38,017,165	49.4%
First mortgages:
TSG-Parcel 1, LLC(5)(7)	US – CA	Land	15.00%	15.00%	1.00%	7/10/2015	12/31/2020	1,888,889	1,907,778	1,907,541	2.5%
									1,907,778	1,907,541	2.5%
Total loan investments – non-controlled									$64,810,569	$64,627,633	84.1%

See notes to unaudited financial statements.

Portfolio Company(1)	Industry	Interest/Dividend Rate	Acquisition Date	Maturity Date	Shares	Cost	Fair Value	% of Net Assets(4)
Marketable securities – non-controlled(10):
Preferred shares:
Nexpoint Real Estate Finance, Inc. – Series A Preferred Shares	REIT	8.5%	7/30/2020	7/24/2025	50,000	$1,176,006	$1,205,001	1.6%
Total marketable securities – non-controlled						1,176,006	1,205,001	1.6%
Total investments – non-controlled						$65,986,575	$65,832,634	85.7%

(1)
All of the Company’s investments are issued by eligible portfolio companies, as defined in the Investment Company Act of 1940 and the rules promulgated thereunder. All of the Company’s borrowers are in the diversified real estate industry.

(2)
Some of the Company’s investments provide for coupon rate indexed to the London Interbank Offered Rate (“LIBOR”) and are subject to a LIBOR floor.

(3)
Because there is no readily available market for these investments, these investments are valued using significant unobservable inputs under Level 3 of the fair value hierarchy and are approved in good faith by the Company’s board of directors.

(4)
Percentages are based on net assets of $76.8 million as of September 30, 2020.

(5)
Participation interest is with Terra Property Trust, Inc., a related-party real estate investment trust managed by an affiliate of the Company’s sponsor.

(6)
The loan participations from the Company do not qualify for sale accounting and therefore, these loans remain in the Schedule of Investments. See “Obligations under Participation Agreements” in Note 3 in the accompanying notes to the financial statements.

(7)
The Company acquired these investments through participation agreements. See “Participation Agreements” in Note 4 in the accompanying notes to the financial statements.

(8)
As of September 30, 2020, this loan was past due. In October 2020, the maturity of the loan was extended to November 15, 2020.

(9)
In June 2020, the Company amended the credit facility agreement to provide for interest at a fixed rate of 16.00% and to capitalize any unpaid interest to principal.

(10)
From time to time, the Company may invest in debt and equity securities.

See notes to unaudited financial statements.

Terra Income Fund 6, Inc.
Schedule of Investments
December 31, 2019
Portfolio Company(1)	Collateral Location	Property Type	Coupon Rate(2)	Current Interest Rate	Exit Fee	Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value(3)	% of Net Assets(4)
Investments – non-controlled
Mezzanine loans:
Hertz Clinton One Mezzanine, LLC	US – MS	Office	12.00%	12.00%	0.00%	3/18/2016	1/1/2025	$2,500,000	$2,457,144	$2,706,405	3.6%
Dwight Mezz II, LLC	US – CA	Student housing	11.00%	11.00%	0.00%	5/11/2017	5/6/2027	3,000,000	3,000,000	3,075,315	4.1%
Stonewall Station Mezz LLC(5)(7)	US – NC	Hotel	Current 12.00% PIK 2.00%	14.00%	1.00%	5/31/2018	5/20/2021	4,308,818	4,310,524	4,348,735	5.7%
LD Milpitas Mezz, LP(5)(6)(8)	US – CA	Hotel	LIBOR + 10.25% (2.75% Floor)	13.00%	1.00%	6/27/2018	6/27/2021	12,483,552	12,480,889	12,817,047	17.0%
									22,248,557	22,947,502	30.4%
Preferred equity investments:
City Gardens 333 LLC(5)(7)	US – CA	Student housing	LIBOR + 9.95% (2.00% Floor)	11.95%	0.00%	4/11/2018	4/1/2021	3,926,961	3,906,762	3,928,089	5.2%
RS JZ Driggs, LLC(5)(7)	US – NY	Multifamily	12.25%	12.25%	1.00%	5/1/2018	5/1/2020	4,100,000	4,127,222	4,138,668	5.5%
Orange Grove Property Investors, LLC(5)(7)	US – CA	Condominium	LIBOR + 8.00% (4.00% Floor)	12.00%	1.00%	5/24/2018	6/1/2021	8,480,000	8,484,231	8,556,332	11.3%
NB Private Capital, LLC(5)(7)	Various	Student housing	LIBOR + 10.50% (3.50% Floor)	14.00%	1.00%	7/27/2018	4/16/2021	3,333,333	3,306,795	3,363,464	4.5%
370 Lex Part Deux, LLC(5)(7)	US – NY	Office	LIBOR + 8.25% (2.44% Floor)	10.69%	0.00%	12/17/2018	1/9/2022	16,922,482	16,871,046	16,882,760	22.4%
									36,696,056	36,869,313	48.9%
First mortgages:
TSG-Parcel 1, LLC(5)(7)	US – CA	Land	LIBOR + 10.00% (2.00% Floor)	12.00%	1.00%	7/10/2015	3/31/2020	2,000,000	2,020,000	2,019,404	2.7%
									2,020,000	2,019,404	2.7%
Total Investments – non-controlled									$60,964,613	$61,836,219	82.0%

See notes to unaudited financial statements.

(1)
All of the Company’s investments are issued by eligible portfolio companies, as defined in the Investment Company Act of 1940 and the rules promulgated thereunder. All of the Company’s borrowers are in the diversified real estate industry.

(2)
Some of the Company’s investments provide for coupon rate indexed to LIBOR and are subject to a LIBOR floor.

(3)
Because there is no readily available market for these investments, these investments are valued using significant unobservable inputs under Level 3 of the fair value hierarchy and are approved in good faith by the Company’s board of directors.

(4)
Percentages are based on net assets of $75.4 million as of December 31, 2019.

(5)
Participation interest is with Terra Property Trust, Inc., a related-party real estate investment trust managed by an affiliate of the Company’s sponsor.

(6)
The loan participation from the Company do not qualify for sale accounting and therefore, these loans remain in the Schedule of Investments. See “Obligations under Participation Agreements” in Note 3 in the accompanying notes to the financial statements.

(7)
The Company acquired these investments through participation agreements. See “Participation Agreements” in Note 4 in the accompanying notes to the financial statements.

(8)
On June 27, 2018, the Company entered into agreement with the borrower to provide funding commitment of up to $17.0 million. As of December 31, 2019, this investment had an unfunded commitment of $4.5 million.

See notes to unaudited financial statements.

Terra Income Fund 6, Inc.
Notes to Financial Statements (Unaudited)
Note 1.   Principal Business and Organization
Terra Income Fund 6, Inc. (the “Company”) was incorporated under the general corporation laws of the State of Maryland on May 15, 2013. On March 2, 2015, the Company filed a public registration statement on Form N-2 with the Securities and Exchange Commission (the “SEC”) to offer a minimum of $2.0 million of common stock and a maximum of $1.0 billion of common stock in a continuous public offering (the “Offering”). The Company formally commenced operations on June 24, 2015, upon raising gross proceeds in excess of $2.0 million (the “Minimum Offering Requirement”) from sales of shares of its common stock in the Offering, including sales to persons who are affiliated with the Company or its adviser, Terra Income Advisors, LLC (“Terra Income Advisors” or the “Adviser”). Since commencing the Offering and through the end of the Offering on April 20, 2018, the Company has sold 8,878,606 shares of common stock, including shares purchased by Terra Capital Partners, LLC (“Terra Capital Partners”), the Company’s sponsor, and excluding shares sold through the distribution reinvestment plan (“DRIP”), in both an initial private placement and from the Offering, for gross proceeds of $103.6 million. The Company has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company is an externally managed, non-diversified, closed-end management investment company that initially elected to be taxed for federal income tax purposes, and qualified annually thereafter, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).
On December 11, 2018, the Company’s board of directors (the “Board”) voted to approve a change in its fiscal year from September 30 to December 31 in connection with its plan to qualify as a real estate investment trust (“REIT”) for U.S. federal income tax purposes under Subchapter M of the Code. The Board delegated to its management the authority to determine when such change in fiscal year would take effect. On December 31, 2018, the Company’s management determined to change its tax election from taxation as a RIC to taxation as a REIT under Subchapter M of the Code. The REIT tax election allows the Company to benefit from the preferential tax treatment afforded to both RICs and REITs, without the Company being subject to RIC-specific diversification restrictions. The Company elected to be taxed as a REIT under the Code commencing with its short taxable year beginning October 1, 2018 and ending December 31, 2018. Concurrent with the change in its tax election, the Company changed its fiscal year from September 30 to December 31 to satisfy the REIT requirement under the Code.
The Company’s investment activities are externally managed by Terra Income Advisors, a private investment firm affiliated with the Company, pursuant to an investment advisory and administrative services agreement (the “Investment Advisory Agreement”), under the oversight of the Company’s Board, a majority of whom are independent directors. Terra Income Advisors is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (see Note 4).
The Company previously retained Terra Capital Markets, LLC (“Terra Capital Markets”), an affiliate of Terra Income Advisors, to serve as the dealer manager of the Offering. As the dealer manager, Terra Capital Markets was responsible for marketing the Company’s shares being offered pursuant to the Offering, which ended on April 20, 2018.
On February 8, 2018, a pooled investment vehicle advised by Axar Capital Management L.P. (“Axar”) entered into an investment agreement with Terra Capital Partners and its affiliates pursuant to which Axar acquired from the respective owners thereof a 65.7% economic and voting interest in Terra Capital Partners and an initial 49% economic interest, but no voting interest, in Terra Income Advisors. On November 30, 2018, Axar purchased the remaining 34.3% economic interest in Terra Capital Partners. On April 25, 2019, the Company held its annual meeting of stockholders, at which time a new Investment Advisory Agreement was approved by the affirmative vote of a majority of the outstanding shares of common stock entitled to vote at the annual meeting. Accordingly, on April 30, 2019, Axar acquired the remaining 51% economic interest and 100% of the voting interest in Terra Income Advisors, and the Company and Terra Income Advisors entered into a new Investment Advisory Agreement. Such new Investment Advisory Agreement has the same economic terms and is in all material respects otherwise on the same terms as the Investment

Advisory Agreement in effect immediately prior to April 30, 2019, except for the date of the agreement. Pursuant to Section 15 of the 1940 Act, the new Investment Advisory Agreement has an initial two year term, but will be required to be renewed annually thereafter at an in-person meeting of the Board.
The Company’s primary investment objectives are to pay attractive and stable cash distributions and to preserve, protect and return capital contributions to stockholders. The Company’s investment strategy is to use substantially all of the proceeds of the Offering to originate and manage a diversified portfolio consisting of (i) commercial real estate loans to U.S. companies qualifying as “eligible portfolio companies” under the 1940 Act, including mezzanine loans, first and second lien mortgage loans, subordinated mortgage loans, bridge loans and other commercial real estate-related loans related to or secured by high quality commercial real estate in the United States; (ii) preferred equity real estate investments in U.S. companies qualifying as “eligible portfolio companies” under the 1940 Act; and (iii) any other investments that meet the investment objectives of the Company. The Company may also purchase select commercial real estate-related debt securities, such as commercial mortgage-backed securities or collateralized debt obligations. The Company intends to either directly or through an affiliate, structure, underwrite and originate most of its investments, as it believes that doing so will provide it with the best opportunity to invest in loans that satisfy its standards, establish a direct relationship with the borrower and optimize the terms of its investments. The Company may hold its investments until their scheduled maturity dates or may sell them if the Company is able to command favorable terms for their disposition.
Note 2.   Summary of Significant Accounting Policies
Basis of Presentation:   The accompanying interim financial statements have been prepared in accordance with United States generally accepted accounting principles (“U.S. GAAP”) for interim financial information. The accompanying interim financial statements of the Company and related financial information have been prepared pursuant to the requirements for reporting on Form 10-Q and Articles 6 or 10 of Regulation S-X. The Company is an investment company, as defined under U.S. GAAP, and applies accounting and reporting guidance in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946, Financial Services — Investment Companies.
Cash and Cash Equivalents:   The Company considers all highly liquid investments, with original maturities of ninety days or less when purchased, as cash equivalents. Cash and cash equivalents held at financial institutions, at times, may exceed the amount insured by the Federal Deposit Insurance Corporation.
Restricted Cash:   Restricted cash represents cash held as additional collateral by the Company on behalf of the borrowers related to the investments for the purpose of such borrowers making interest and property-related operating payments. There is a corresponding liability of the same amount on the statements of assets and liabilities called “Interest reserve and other deposits held on investments.”
The following table provides a reconciliation of cash, cash equivalents and restricted cash in the Company’s statements of assets and liabilities to the total amount shown in its statements of cash flows:
	September 30,
	2020	2019
Cash and cash equivalents	$15,636,782	$9,013,840
Restricted cash	1,159,878	1,273,444
Total cash, cash equivalents and restricted cash shown in the statements of cash flows	$16,796,660	$10,287,284
Investment Transactions and Investment Income (Expense):   The Company records investment transactions on the trade date. Realized gains or losses on dispositions of investments represent the difference between the amortized cost of the investment, based on the specific identification method, and the proceeds received from the sale or maturity (exclusive of any prepayment penalties). Realized gains and losses and changes in unrealized gains and losses are recognized in the statements of operations. Interest income is accrued based upon the outstanding principal amount and contractual terms of the debt instruments and preferred equity investments. Interest is accrued on a daily basis. Discounts and premiums on investments purchased are accreted or amortized over the expected life of the respective investment using the effective yield method and are included in interest income in the statements of operations. Loan origination fees and exit fees are capitalized and the Company then amortizes such amounts using the effective yield method as interest income over the life of the investment. Income accrual is generally suspended for investments at the earlier of the date at which payments become 90 days past due or when, in the opinion of the Adviser, recovery of income and principal becomes doubtful. Interest is then recorded on the basis of cash received until accrual is resumed when the investment becomes contractually current and performance is demonstrated to be resumed. The amortized cost of investments represents the original cost adjusted for the accretion of discounts on investments and exit fees, and the amortizations of premiums on investments and origination fees. As prepayment(s), partial or full, occurs on an investment, prepayment income is recognized. All other income is recognized when earned.
The Company may hold debt investments in its portfolio that contain paid-in-kind (“PIK”) interest provisions. The PIK interest, which represents contractually deferred interest that is added to the principal balance that is due at maturity, is recorded on the accrual basis.
Participation Interests:   Loan participations from the Company which do not qualify for sale treatment remain on the Company’s statements of assets and liabilities and the proceeds are recorded as obligations under participation agreements. For the investments which participation has been granted, the interest earned on the entire loan balance is recorded within “interest income” and the interest related to the participation interest is recorded within “interest expense from obligations under participation agreements” in the accompanying statements of operations. Interest expense from obligations under participation agreement is reversed when recovery of interest income on the related loan becomes doubtful. See “Obligations under Participation Agreements” in Note 3 for additional information.
Valuation of Investments:   The Company determines the value of its investments on a quarterly basis in accordance with fair value accounting guidance promulgated under U.S. GAAP, which establishes a three-tier hierarchical disclosure framework that prioritizes and ranks the level of market price observability used in measuring investments at fair value. These tiers include:
•
Level 1 — observable inputs, such as quoted prices in active markets. Publicly listed equities, debt securities and publicly listed derivatives will be included in Level 1.

•
Level 2 — observable inputs such as for similar securities in active markets and quoted prices for identical securities in markets that are not active. In certain cases, debt and equity securities are valued on the basis of prices from an orderly transaction between market participants provided by reputable dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrices, market transactions in comparable investments and various relationships between investments. Investments which are generally expected to be included in this category include corporate bonds and loans, convertible debt indexed to publicly listed securities and certain over-the-counter derivatives.

•
Level 3 — unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions. The inputs into the determination of fair value require significant judgment or estimation.

Market price observability is affected by a number of factors, including the type of investment and the characteristics specific to the investment. Investments with readily available actively quoted prices or for which fair value can be measured from actively quoted prices, generally, will have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires subjective judgment and consideration of factors specific to the investment. The fair values of the Company’s loan investments are determined in good faith by the Board pursuant to the Company’s valuation policy and consistently applied valuation process. It is expected that the Company’s investments will primarily be classified as Level 3 investments. The fair value of the Company’s investment in preferred stock is determined based on quoted prices in an active market and is classified as Level 1 of the fair value hierarchy.

Valuation of Obligations under Participation Agreements:   The Company has elected the fair value option under ASC Topic 825, Financial Instruments, relating to accounting for debt obligations at their fair value for obligations under participation agreements which arose due to partial loan sales which did not meet the criteria for sale treatment under ASC Topic 860, Transfers and Servicing. The Company employs the yield approach valuation methodology used for the real-estate related loan investments on its obligations under participation agreements.
Stockholder Dividends and Distributions:   Dividends and distributions to stockholders, which are determined in accordance with federal income tax regulations, are recorded on the declaration date. The amount to be paid out as a dividend or distribution is approved by the Board. Net realized capital gains, if any, are generally distributed or deemed distributed at least annually. The Company adopted an “opt in” DRIP pursuant to which stockholders may elect to have the full amount of stockholders cash distributions reinvested in additional shares of common stock. Participants in the DRIP are free to elect to participate or terminate participation in the plan within a reasonable time as specified in the plan. For stockholders who have opted in to the DRIP, they have their cash distributions reinvested in additional shares of common stock, rather than receiving the cash distributions. The Company coordinated distribution payment dates so that the same price that was used for the semi-monthly closing date immediately following such distribution payment date used to calculate the purchase price for purchasers under the DRIP. In such case, a stockholder’s reinvested distributions was used to purchase shares at a price equaled to 95% of the price that shares were sold in the offering at the semi-monthly closing immediately following the distribution payment date and such price may represent a premium to net asset value (“NAV”) per share.
On August 7, 2018, the Board, including all of the directors who are not “interested persons” as defined in the 1940 Act, voted to adopt an amended and restated DRIP, which amended the Company’s previous DRIP to provide that the Company now sells shares thereunder at a price equal to its most recently disclosed NAV per share of its common stock immediately prior to the applicable distribution payment date. The terms of the previous DRIP otherwise remain unchanged. In accordance with the terms of the DRIP, the amended and restated DRIP went into effect on September 8, 2018.
Incentive Fee on Capital Gains:   Pursuant to the terms of the Investment Advisory Agreement, the incentive fee on capital gains is determined and payable in arrears as of the end of each fiscal year (or upon termination of the Investment Advisory Agreement). This fee equals 20.0% of the Company’s incentive fee on capital gains, which equals the realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees. On a quarterly basis, the Company accrues (but does not pay) for the capital gains incentive fee by calculating such fee as if it were due and payable as of the end of such period. While the Investment Advisory Agreement neither includes nor contemplates the inclusion of unrealized gains in the calculation of the capital gains incentive fee, pursuant to an interpretation of an American Institute of Certified Public Accountants Technical Practice Aid for investment companies, the Company accrues for this incentive fee to include unrealized gains in the calculation of the capital gains incentive fee expense and related accrued capital gains incentive fee. This accrual reflects the incentive fees that would be payable to Terra Income Advisors if the Company’s entire portfolio were liquidated at its fair value as of the balance sheet date even though Terra Income Advisors is not entitled to an incentive fee with respect to unrealized gains unless and until such gains are actually realized.
Servicing Fee:   The Company pays Terra Capital Markets a servicing fee at an annual rate of 1.125% of the most recently published NAV per share, excluding shares sold through the DRIP, in exchange for providing certain administrative support services (Note 4) to stockholders such as establishing and maintaining stockholder accounts, customer service support and assisting stockholders in changing account options, account designations and account addresses. The servicing fee is recorded as expense on the statements of operations in the period in which it was incurred.
Income Taxes:   The Company elected to be taxed as a REIT under the Code commencing with its short taxable year beginning October 1, 2018 and ending December 31, 2018. In order to qualify as a REIT, the Company is required, among other things, to distribute at least 90% of its REIT net taxable income to the stockholders and meet certain tests regarding the nature of its income and assets. As a REIT, the Company is not subject to U.S. federal income taxes on income and gains distributed to the stockholders as long as certain requirements are satisfied, principally relating to the nature of income and the level of distributions, as well as other factors. If the Company fails to qualify as a REIT in any taxable year and does not qualify for certain statutory relief provisions, the Company will be subject to U.S. federal and state income taxes at regular corporate rates beginning with the year in which it fails to qualify and may be precluded from being able to elect to be treated as a REIT for the Company’s four subsequent taxable years. For the three and nine months ended September 30, 2020 and 2019, the Company satisfied all the requirements for a REIT and accordingly, no provision for federal income taxes has been included in the financial statements.
The Company did not have any uncertain tax positions that met the recognition or measurement criteria under accounting for income taxes, nor did the Company have any unrecognized tax benefits as of the periods presented herein. The Company recognizes interest and penalties, if any, related to unrecognized tax liabilities as income tax expense in its statements of operations. For the three and nine months ended September 30, 2020 and 2019, the Company did not incur any interest or penalties. Although the Company files federal and state tax returns, its major tax jurisdiction is federal. The Company’s 2016-2019 federal tax years remain subject to examination by the Internal Revenue Service and the state department of revenue.
Use of Estimates:   The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements, and reported amounts of income, expenses and gains and losses during the reporting period. Actual results could differ from those estimates, and those differences could be material.
As of September 30, 2020, there has been a global outbreak of a novel coronavirus (“COVID-19”), which has spread to over 200 countries and territories, including the United States, and has spread to every state in the United States. The World Health Organization has designated COVID-19 as a pandemic, and numerous countries, including the United States, have declared national emergencies with respect to COVID-19. The global impact of the outbreak has been rapidly evolving, and as cases of COVID-19 have continued to be identified in additional countries, many countries have reacted by instituting quarantines and restrictions on travel, closing financial markets and/or restricting trading and operations of non-essential offices and retail centers. Such actions are creating disruption in global supply chains, and adversely impacting many industries. The outbreak could have a continued adverse impact on economic and market conditions and trigger a period of global economic slowdown. The rapid development and fluidity of this situation precludes any prediction as to the ultimate adverse impact of COVID-19 on economic and market conditions. The Company believes the estimates and assumptions underlying its financial statements are reasonable and supportable based on the information available as of September 30, 2020, however uncertainty over the ultimate impact COVID-19 will have on the global economy generally, and the Company’s business in particular, makes any estimates and assumptions as of September 30, 2020 inherently less certain than they would be absent the current and potential impacts of COVID-19. Actual results may ultimately differ from those estimates.
The financial statements include loan investments at fair value of $64.6 million and $61.8 million at September 30, 2020 and December 31, 2019, respectively, and obligations under participation agreements at fair value of $4.3 million and $3.2 million at September 30, 2020 and December 31, 2019, respectively. These fair values have been determined in good faith by the Board. Because of the inherent uncertainty of valuation, the determined values may differ significantly from the values that would have been used had a ready market existed for the investments and obligations under participation agreements, and the differences could be material.
Recent Accounting Pronouncements:   In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2018-13, Fair Value Measurement (Topic 820): Disclosure framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The objective of ASU 2018-13 is to improve the effectiveness of disclosures in the notes to financial statements by facilitating clear communication of information required by U.S. GAAP. The amendments in ASU 2018-13 added, removed and modified certain fair value measurement disclosure requirements. ASU 2018-13 is effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The amendments on changes in unrealized gains and losses, the range and weighted average of significant unobservable inputs used to develop Level 3 fair value measurements, and the narrative description of measurement uncertainty should be applied prospectively for only the most recent interim or annual period presented in the initial fiscal year of adoption. All other amendments should be applied retrospectively to all periods presented upon their effective date. The Company adopted ASU 2018-13 on January 1, 2020. The adoption of ASU 2018-13 did not have a material impact on its financial statements and disclosures.
LIBOR is a benchmark interest rate referenced in a variety of agreements that are used by all types of entities. At the end of 2021, banks will no longer be required to report information that is used to determine LIBOR. As a result, LIBOR could be discontinued. Other interest rates used globally could also be discontinued for similar reasons. In March 2020, the FASB issued ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”). The amendments in ASU 2020-04 provide companies with optional guidance to ease the potential accounting burden associated with transitioning away from reference rates that are expected to be discontinued. The provisions of optional relief include: (i) contract modifications — account for the modification as a continuation of the existing contract without additional analysis; (ii) hedging accounting — continue hedge accounting when certain critical terms of a hedging relationship change; and (iii) held-to-maturity (HTM) debt securities — one-time sale and/or transfer to available for sale or trading may be made for HTM debt securities that both reference an eligible reference rate and were classified as HTM before January 1, 2020. Companies can apply the amendments in ASU 2020-04 immediately. However, ASU 2020-04 will only be available for a limited time (generally through December 31, 2022). The Company is currently evaluating the impact of the reference rate reform and ASU 2020-04 on its financial statements and disclosures.
Note 3.   Investments
The following tables show the composition of the investment portfolio, at amortized cost and fair value at September 30, 2020 and December 31, 2019, respectively (with corresponding percentage of total portfolio investments):
	September 30, 2020
	Investments at Amortized Cost	Percentage of Amortized Cost	Investments at Fair Value	Percentage of Fair Value
Loans	$20,093,563	30.5%	$20,183,878	30.7%
Loans through participation interest (Note 4)	44,717,006	67.7%	44,443,755	67.5%
Marketable securities	1,176,006	1.8%	1,205,001	1.8%
Total	$65,986,575	100.0%	$65,832,634	100.0%

	December 31, 2019
	Investments at Amortized Cost	Percentage of Amortized Cost	Investments at Fair Value	Percentage of Fair Value
Loans	$17,938,033	29.4%	$18,598,767	30.1%
Loans through participation interest (Note 4)	43,026,580	70.6%	43,237,452	69.9%
Total	$60,964,613	100.0%	$61,836,219	100.0%
Obligations under Participation Agreements
The Company has elected the fair value option relating to accounting for debt obligations at their fair value for its obligations under participation agreements which arose due to partial loan sales which did not meet the criteria for sale treatment. The Company employs the same yield approach valuation methodology used for the real estate-related loan investments on the Company’s obligations under participation agreements. As of September 30, 2020 and December 31, 2019, obligations under participation agreements at fair value was $4.3 million and $3.2 million, and the weighted average contractual interest rate on the obligations under participation agreements was 13.0% for both periods. For the nine months ended September 30, 2020 and 2019, the Company transferred $1.1 million and $2.0 million of investments to affiliates through participation agreements, respectively, and did not make any repayments on obligations under participation agreements.

Valuation Methodology
The fair value of the Company’s investment in preferred stock within the marketable securities portfolio is determined based on quoted prices in an active market and is classified as Level 1 of the fair value hierarchy.
Market quotations are not readily available for the Company’s real estate-related loan investments, all of which are included in Level 3 of the fair value hierarchy, and therefore these investments are valued utilizing a yield approach, i.e. a discounted cash flow methodology to arrive at an estimate of the fair value of each respective investment in the portfolio using an estimated market yield. In following this methodology, investments are evaluated individually, and management takes into account, in determining the risk-adjusted discount rate for each of the Company’s investments, relevant factors, including available current market data on applicable yields of comparable debt/preferred equity instruments; market credit spreads and yield curves; the investment’s yield; covenants of the investment, including prepayment provisions; the portfolio company’s ability to make payments, net operating income and debt service coverage ratio; construction progress reports and construction budget analysis; the nature, quality and realizable value of any collateral (and loan-to-value ratio); the forces that influence the local markets in which the asset (the collateral) is purchased and sold, such as capitalization rates, occupancy rates, rental rates and replacement costs; and the anticipated duration of each real estate-related loan investment.
These valuation techniques are applied in a consistent and verifiable manner to all investments that are categorized within Level 3 of the fair value hierarchy and Terra Income Advisors provides the valuation committee of the Board (which is made up exclusively of independent directors) with portfolio security valuations that are based on this discounted cash flow methodology. Valuations are prepared quarterly, or more frequently as needed, with each asset in the portfolio subject to a valuation prepared by a third-party valuation service at a minimum of once during every 12-month period. The valuation committee reviews the preliminary valuation with Terra Income Advisors and, together with an independent valuation firm, if applicable, responds and supplements the preliminary valuation to reflect any comments provided by the valuation committee. The Board discusses valuations and determines the fair value of each investment in the portfolio in good faith based on various statistical and other factors, including the input and recommendation provided by Terra Income Advisors, the valuation committee and any third-party valuation firm, if applicable.
The following tables present fair value measurements of investments, by major class, as of September 30, 2020 and December 31, 2019, according to the fair value hierarchy:
	September 30, 2020
	Fair Value Measurements
	Level 1	Level 2	Level 3	Total
Investments:
Loans	$—	$—	$20,183,878	$20,183,878
Loans through participation interest	—	—	44,443,755	44,443,755
Marketable securities	1,205,001	—	—	1,205,001
Total Investments	$1,205,001	$—	$64,627,633	$65,832,634
Obligations under participation agreements	$—	$—	$4,295,636	$4,295,636

	December 31, 2019
	Fair Value Measurements
	Level 1	Level 2	Level 3	Total
Investments:
Loans	$—	$—	$18,598,767	$18,598,767
Loans through participation interest	—	—	43,237,452	43,237,452
Total Investments	$—	$—	$61,836,219	$61,836,219
Obligations under participation agreements	$—	$—	$3,204,263	$3,204,263

Changes in the Company’s Level 3 investments for the nine months ended September 30, 2020 and 2019 were as follows:
	Nine Months Ended September 30, 2020
	Loans	Loans Through Participation	Total Loan Investments	Obligations under Participation Agreements
Balance as of January 1, 2020	$18,598,767	$43,237,452	$61,836,219	$3,204,263
Purchases of investments	4,516,448	1,817,620	6,334,068	—
Repayments of investments	(2,500,000)	(558,889)	(3,058,889)	—
Net change in unrealized depreciation on investments	(570,419)	(484,123)	(1,054,542)	—
PIK interest income, net	—	286,340	286,340	—
Amortization and accretion of investment-related fees, net	96,226	145,355	241,581	22,105
Amortization of discount and premium on investments, net	42,856	—	42,856	—
Proceeds from obligations under participation agreements	—	—	—	1,129,112
Net change in unrealized depreciation on obligations under participation agreements	—	—	—	(59,844)
Balance as of September 30, 2020	$20,183,878	$44,443,755	$64,627,633	$4,295,636
Net change in unrealized appreciation or depreciation for the period relating to those Level 3 assets that were still held by the Company at the end of the period:
Net change in unrealized depreciation on loan investments and obligations under participation agreements	$(321,158)	$(484,123)	$(805,281)	$(59,844)
	Nine Months Ended September 30, 2019
	Loans	Loans Through Participation	Total Loan Investments	Obligations under Participation Agreements
Balance as of January 1, 2019	$23,571,020	$55,915,765	$79,486,785	$—
Purchases of investments	7,763,542	5,460,612	13,224,154	—
Repayments of investments	(4,242,000)	(18,889,051)	(23,131,051)	—
Net change in unrealized depreciation on investments	(15,132)	(199,528)	(214,660)	—
PIK interest income, net	—	66,510	66,510	—
Amortization and accretion of investment-related fees, net	169,220	207,547	376,767	8,253
Amortization of discount and premium on investments, net	6,430	—	6,430	—
Proceeds from obligations under participation agreements	—	—	—	1,967,592
Net change in unrealized appreciation on obligations under participation agreements	—	—	—	7,384
Balance as of September 30, 2019	$27,253,080	$42,561,855	$69,814,935	$1,983,229
Net change in unrealized appreciation or depreciation for the period relating to those Level 3 assets that were still held by the Company at the end of the period:
Net change in unrealized depreciation on loan investments and obligations under participation agreements	$3,272	$(156,425)	$(153,153)	$7,384

Transfers between levels, if any, are recognized at the beginning of the period in which transfers occur. For the nine months ended September 30, 2020 and 2019, there were no transfers.
Significant Unobservable Inputs
The following table summarizes the significant unobservable inputs used by the Company to value the Level 3 investments as of September 30, 2020 and December 31, 2019. The table is not intended to be all-inclusive, but instead identifies the significant unobservable inputs relevant to the determination of fair values.
September 30, 2020
		Primary Valuation Technique	Unobservable Input	Range		Weighted Average
Asset Category	Fair Value			Minimum	Maximum
Assets:
Loans	$20,183,878	Discounted cash flow	Discount rate	11.15%	12.95%	12.68%
Loans through participation interest	44,443,755	Discounted cash flow	Discount rate	12.45%	19.05%	14.05%
Total Level 3 Assets	$64,627,633
Liabilities:
Obligations under participation agreements	$4,295,636	Discounted cash flow	Discount rate	12.95%	12.95%	12.95%

December 31, 2019
		Primary Valuation Technique	Unobservable Input	Range		Weighted Average
Asset Category	Fair Value			Minimum	Maximum
Assets:
Loans	$18,598,767	Discounted cash flow	Discount rate	10.15%	11.90%	11.45%
Loans through participation interest	43,237,452	Discounted cash flow	Discount rate	11.00%	14.95%	12.15%
Total Level 3 Assets	$61,836,219
Liabilities:
Obligations under participation agreements	$3,204,263	Discounted cash flow	Discount rate	11.90%	11.90%	11.90%
If the weighted average discount rate used to value the Company’s investments were to increase, the fair value of the Company’s investments would decrease. Conversely, if the weighted average discount rate used to value the Company’s investments were to decrease, the fair value of Company’s investments would increase.
Note 4.   Related Party Transactions
The Company entered into various agreements with Terra Income Advisors whereby the Company pays and reimburses Terra Income Advisors for certain fees and expenses. Additionally, the Company paid Terra Capital Markets certain fees in connection with its Offering.
The following table presents a summary of such fees and reimbursements in accordance with the terms of the related agreements:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019
Amounts Included in the Statements of Operations
Base management fees	$383,244	$390,008	$1,132,896	$1,216,998
Incentive fees on capital gains(1)	(18,620)	(18,446)	42,997	(44,408)
Operating expense reimbursement to Adviser(2)	213,746	223,458	638,508	690,544
Servicing fees(3)	189,572	201,911	557,377	643,886

(1)
For the three and nine months ended September 30, 2020, the Company reversed the previously accrued incentive fees on capital gains of $18,620 and recorded incentive fees on capital gains of $42,997, respectively. For the three and nine months ended September 30, 2019, the Company reversed the previously accrued incentive fees on capital gains of $18,446 and $44,408, respectively. Incentive fees on capital gains are based on 20% of net realized and unrealized capital gains. No incentive fees on capital gains are actually payable by the Company with respect to unrealized gains unless and until those gains are realized.

(2)
Amounts were primarily compensation for time spent supporting the Company’s day-to-day operations.

(3)
As discussed in “Servicing Plan” below, on September 30, 2017, the Company adopted the servicing plan. The servicing fee is recorded as expense on the statements of operations in the period in which it was incurred. As of both September 30, 2020 and December 31, 2019, unpaid servicing fees were $0.1 million and were included in accrued expenses on the statements of assets and liabilities.

Due to / Due from Adviser
The Company determined that it has the right of offset on the amounts due to and due from Terra Income Advisors under the guidance in ASC Topic 210, Balance Sheet. As such, the net amount is presented as Due to Adviser, net on the statements of assets and liabilities. The following table presents a summary of Due to Adviser, net as of September 30, 2020 and December 31, 2019:
	September 30, 2020	December 31, 2019
Due to Adviser:
Base management fee and expense reimbursement payable	$389,925	$365,895
Incentive fees on capital gains(1)	198,517	155,521
	588,442	521,416
Due from Adviser:
Reimbursable costs – other operating expense	—	4,012
Due to Adviser, net	$588,442	$517,404

(1)
Incentive fees on capital gains are based on 20% of accumulated net realized and unrealized capital gains of $1.0 million and $0.8 million as of September 30, 2020 and December 31, 2019, respectively. No incentive fees on capital gains are actually payable by the Company with respect to unrealized gains unless and until those gains are realized.

Management and Incentive Fee Compensation to Adviser
Pursuant to the Investment Advisory Agreement, Terra Income Advisors is responsible for the Company’s day-to-day operations. Pursuant to the Investment Advisory Agreement, Terra Income Advisors is paid for its services in two components — a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 2.0% of the Company’s average gross assets. The base management fee is payable quarterly in arrears and calculated based on the average value of the Company’s gross assets at the end of the two most recently completed calendar quarters.

The incentive fee consists of two parts. The first part, which is referred to as the subordinated incentive fee on income, is calculated and payable quarterly in arrears based upon the Company’s “pre-incentive fee net investment income” for the immediately preceding quarter. The subordinated incentive fee on income is subject to a quarterly hurdle rate, expressed as a rate of return on adjusted capital at the beginning of the most recently completed calendar quarter, of 2.0% (8.0% annualized), subject to a “catch-up” feature. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income (including any other fees, other than fees for providing managerial assistance, such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies) accrued during the calendar quarter, minus the Company’s operating expenses for the quarter (including the base management fee, expenses reimbursed to Terra Income Advisors under the Investment Advisory Agreement and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero-coupon securities), accrued income that the Company has not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. The calculation of the subordinated incentive fee on income for each quarter is as follows:
•
No incentive fee is payable to Terra Income Advisors in any calendar quarter in which the Company’s pre-incentive fee net investment income does not exceed the hurdle rate of 2.0% (8.0% annualized);

•
100% of the Company’s pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 2.5% in any calendar quarter (10.0% annualized) is payable to Terra Income Advisors, all or any portion of which may be waived or deferred in Terra Income Advisors’ discretion. This portion of the pre-incentive fee net investment income (which exceeds the hurdle rate but is less than or equal to 2.5%) is referred to as the “catch-up.” The catch-up provision is intended to provide Terra Income Advisors with an incentive fee of 20.0% on all of the Company’s pre-incentive fee net investment income when the Company’s pre-incentive fee net investment income reaches 2.5% in any calendar quarter; and

•
20.0% of the amount of the Company’s pre-incentive fee net investment income, if any, that exceeds 2.5% in any calendar quarter (10.0% annualized) is payable to Terra Income Advisors once the hurdle rate is reached and the catch-up is achieved.

The second part of the incentive fee, which is referred to as the incentive fee on capital gains, is an incentive fee on capital gains earned on liquidated investments from the portfolio and is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement). This fee equals 20.0% of the Company’s incentive fee on capital gains, which equals the realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees. On a quarterly basis, the Company accrues (but does not pay) for the unrealized capital gains incentive fee by calculating such fee as if it were due and payable as of the end of such period.
Operating Expenses
The Company reimburses Terra Income Advisors for operating expenses incurred in connection with administrative services provided to the Company, including compensation to administrative personnel. The Company does not reimburse Terra Income Advisors for personnel costs in connection with services for which Terra Income Advisors receives a separate fee. In addition, the Company does not reimburse Terra Income Advisors for (i) rent or depreciation, capital equipment or other costs of Terra Income Advisors’ own administrative items, or (ii) salaries, fringe benefits, travel expenses and other administrative items incurred or allocated to any controlling person of Terra Income Advisors.
Servicing Plan
On September 30, 2017, the Board adopted the servicing plan (the “Servicing Plan”). Pursuant to the Servicing Plan, Terra Capital Markets receives a servicing fee at an annual rate of 1.125% of the most recently published NAV per share of the Company’s common stock, excluding shares sold through the DRIP, in exchange for providing certain administrative support services. With respect to each share sold, the servicing fee will be payable annually on the anniversary of the applicable month of purchase. Terra Capital Markets, in its discretion, may re-allow a portion of such servicing fee to participating dealers for performing certain administrative support services. The Servicing Plan will remain in effect for so long as such continuance is approved quarterly by the Board, including a majority of the directors who are not “interested persons” as defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the Servicing Plan or in any agreements entered into in connection therewith. In addition, the Board will review all payments made pursuant to the Servicing Plan at least quarterly. The Company will no longer incur the annual servicing fee upon the earlier of (i) the aggregate underwriting compensation from all sources, including selling commissions, dealer manager fees, broker-dealer fees, and servicing fees would exceed 10% of the gross proceeds in the Offering, (ii) with respect to a specific share, the date that such share is redeemed or is no longer outstanding, and (iii) the date, if any, upon which a liquidity event occurs.
Participation Agreements
The Company may enter into participation agreements with related and unrelated parties, primarily other affiliated funds of Terra Income Advisors. The participation agreements provide the Company with the opportunity to invest along the same terms, conditions, price and rights in the specified investment. The purpose of the participation agreements is to allow the Company and an affiliate to originate a specified investment when, individually, the Company does not have the liquidity to do so or to achieve a certain level of portfolio diversification. The Company may transfer portions of its investments to other participants or it may be a participant to an investment held by another entity.
ASC Topic 860, Transfers and Servicing (“ASC 860”), establishes accounting and reporting standards for transfers of financial assets. ASC 860-10 provides consistent standards for distinguishing transfers of financial assets that are sales from transfers that are secured borrowings. The Company has determined that the participation agreements it enters into are accounted for as secured borrowings under ASC Topic 860 (see “Participation Interests” in Note 2 and “Obligations under Participation Agreements” in Note 3).
Participation interest purchased by the Company: The below tables list the investment interests participated by the Company via participation agreement (each, a “PA”) as of September 30, 2020 and December 31, 2019. In accordance with the terms of each PA, each Participant’s rights and obligations, including interest income and other income (e.g., exit fee and prepayment income) and related fees/expenses are based upon its respective pro-rata participation interest in such investments, as specified in the respective PA. The Company’s share of the investment is repayable only from the proceeds received from the related borrower/issuer of the investment, and therefore the Company is also subject to the credit risk (i.e., risk of default by the underlying borrower/issuer).
Pursuant to each PA, the affiliated fund receives and allocates the interest income and other related investment incomes in respect of the investment to the Company. The Company pays related expenses (i.e., the base management fee) directly to Terra Income Advisors.
	September 30, 2020			December 31, 2019
	Participating Interests	Principal Balance	Fair Value	Participating Interests	Principal Balance	Fair Value
370 Lex Part Deux, LLC(1)	35.0%	$18,355,593	$17,992,411	35.0%	$16,922,482	$16,882,760
Orange Grove Property Investors, LLC(1)	80.0%	8,480,000	8,556,092	80.0%	8,480,000	8,556,332
Stonewall Station Mezz LLC(1)(2)	44.0%	4,498,762	4,519,049	44.0%	4,308,818	4,348,735
RS JZ Driggs, LLC(1)	50.0%	4,100,000	4,141,273	50.0%	4,100,000	4,138,668
City Gardens 333 LLC(1)	14.0%	3,923,076	3,922,584	14.0%	3,926,961	3,928,089
NB Private Capital, LLC(1)(3)	16.7%	3,371,455	3,404,805	16.7%	3,333,333	3,363,464
TSG-Parcel 1, LLC(1)	11.1%	1,888,889	1,907,541	11.1%	2,000,000	2,019,404
Total		$44,617,775	$44,443,755		$43,071,594	$43,237,452

(1)
The loan is held in the name of Terra Property Trust, Inc., an affiliated entity managed by a subsidiary of Terra Capital Partners.

(2)
The principal amount includes PIK interest of $0.2 million and $0.1 million as of September 30, 2020 and December 31, 2019, respectively.

(3)
The principal amount includes $0.2 million of capitalized interest as of September 30, 2020.

Transfers of participation interests by the Company:   The following table summarizes the investments that were subject to PAs with investment partnerships affiliated with Terra Income Advisors as of September 30, 2020 and December 31, 2019:
			September 30, 2020
			Transfers treated as obligations under participation agreements
	Principal	Fair Value	% Transferred	Principal	Fair Value
LD Milpitas Mezz, LP(1)	$17,000,000	$17,182,545	25.0%	$4,250,000	$4,295,636

			December 31, 2019
			Transfers treated as obligations under participation agreements
	Principal	Fair Value	% Transferred	Principal	Fair Value
LD Milpitas Mezz, LP(1)	12,483,552	12,817,047	25.0%	3,120,888	3,204,263

(1)
On June 27, 2018, the Company entered into a participation agreement with Terra Property Trust, Inc. to sell a 25% participation interest, or $4.3 million, in a $17.0 million mezzanine loan. As of September 30, 2020, this loan was fully funded.

Co-investment
As a BDC, the Company is subject to certain regulatory restrictions in making its investments. For example, the Company may be prohibited under the 1940 Act from knowingly participating in certain transactions with its affiliates without the prior approval of its Board who are not interested persons and, in some cases, prior approval by the SEC. The SEC has granted the Company exemptive relief permitting it, subject to satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions with certain affiliates of Terra Income Advisors, including Terra Secured Income Fund, LLC, Terra Secured Income Fund 2, LLC, Terra Secured Income Fund 3, LLC, Terra Secured Income Fund 4, LLC, Terra Secured Income Fund 5, LLC, Terra Secured Income Fund 5 International, Terra Income Fund International and Terra Secured Income Fund 7, LLC, Terra Property Trust, Inc., Terra Property Trust 2, Inc. and any future BDC or closed-end management investment company that is registered under the 1940 Act and is advised by Terra Income Advisors or its affiliated investment advisers (the “Co-Investment Affiliates”). However, the Company will be prohibited from engaging in certain transactions with its affiliates even under the terms of this exemptive order. The Company believes this relief will not only enhance its ability to further its investment objectives and strategy, but may also increase favorable investment opportunities for the Company, in part by allowing the Company to participate in larger investments, together with its Co-Investment Affiliates, than would be available to the Company if it had not obtained such relief.
In January 2018, the Company and Terra Property Trust, Inc. co-invested in an $8.9 million mezzanine loan that bears interest at an annual fixed rate of 12.75% and matured on March 31, 2019. In March 2019, the maturity date of the loan was extended to July 1, 2019. In June 2019, the maturity of the loan was extended to September 30, 2019. In August 2019, the loan was repaid in full.

Note 5.   Commitments and Contingencies
Impact of COVID-19
As further discussed in Note 2, the full extent of the impact of COVID-19 on the global economy generally, and the Company’s business in particular, is uncertain. As of September 30, 2020, no contingencies have been recorded on the Company’s balance sheet as a result of COVID-19, however as the global pandemic continues and the economic implications worsen, it may have long-term impacts on the Company’s financial condition, results of operations, and cash flows. Refer to Note 2 for further discussion of COVID-19.
Funding Commitments
In the ordinary course of business, the Company may enter into future funding commitments, which are subject to the borrower meeting certain performance-related metrics that are monitored by the Company. As of September 30, 2020, the Company did not have any unfunded commitments. As of December 31, 2019, the Company had $4.5 million of unfunded commitments. The Company maintained sufficient cash on hand to fund such unfunded commitments, including matching these commitments with principal repayments on outstanding loans.
Other
The Company enters into contracts that contain a variety of indemnification provisions. The Company’s maximum exposure under these arrangements is unknown; however, the Company has not had prior claims or losses pursuant to these contracts. Management of Terra Income Advisors has reviewed the Company’s existing contracts and expects the risk of loss to the Company to be remote.
The Company is not currently subject to any material legal proceedings and, to the Company’s knowledge, no material legal proceedings are threatened against the Company. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Company’s rights under contracts with its portfolio companies. While the outcome of any legal proceedings cannot be predicted with certainty, the Company does not expect that any such proceedings will have a material adverse effect upon its financial condition or results of operations.
See Note 4. “Related Party Transactions”, for a discussion of the Company’s commitments to Terra Income Advisors.
Note 6.   Income Taxes
The Company elected to be taxed as a REIT under the Code commencing with its short taxable year beginning October 1, 2018 and ending December 31, 2018. In order to qualify as a REIT, the Company is required, among other things, to distribute at least 90% of its REIT net taxable income to the stockholders and meet certain tests regarding the nature of its income and assets. Because federal income tax regulations differ from U.S. GAAP, distributions in accordance with tax regulations may differ from net investment for financial reporting purposes. Differences may be permanent or temporary in nature. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.
Taxable income generally differs from net increase in net assets resulting from operations for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses and generally excludes unrealized appreciation (depreciation) on investments as investment gains and losses are not included in taxable income until they are realized.

The following table reconciles net increase in net assets resulting from operations to taxable income:
	Nine Months Ended September 30,
	2020	2019
Net increase in net assets resulting from operations	$4,119,293	$2,996,375
Net change in unrealized depreciation on investments	1,025,547	214,660
Net change in unrealized depreciation on obligations under participation agreements	(59,844)	7,384
Incentive fees (reversal on incentive fees) on capital gains	42,997	(44,408)
Other temporary differences(1)	(248,549)	(249,424)
Total taxable income	$4,879,444	$2,924,587

(1)
Other temporary differences primarily related to capitalization and amortization of transaction-related fees.

The following table reflects, for tax purposes, the estimated sources of the cash distributions that the Company has paid on its common stock:
	Nine Months Ended September 30,
	2020		2019
Source of Distribution	Distribution Amount(1)%		Distribution Amount(1)%
Return of capital	$—	—%	$2,856,687	49.4%
Net investment income	3,673,258	100.0%	2,924,587	50.6%
Distributions on a tax basis:	$3,673,258	100.0%	$5,781,274	100.0%

(1)
The Distribution Amount and Percentage reflected are estimated figures. The actual source of distributions is calculated in connection with the filing of the Company’s tax return.

As of September 30, 2020 and December 31, 2019, the Company did not have differences between amortized cost basis and tax basis cost of investments.
Note 7.   Directors’ Fees
The Company’s directors who do not serve in an executive officer capacity for the Company or Terra Income Advisors are entitled to receive annual cash retainer fees, fees for attending board and committee meetings and annual fees for serving as a committee chairperson. These directors receive an annual fee of $20,000, plus $2,500 for each board meeting attended in person, $1,000 for each board meeting attended via teleconference and $1,000 for each committee meeting attended. In addition, the chairman of the audit committee receives an annual fee of $7,500 and the chairman of each of the nominating and corporate governance and the valuation committees, and any other committee, receives an annual fee of $2,500 for their additional services. For the three months ended September 30, 2020 and 2019, the Company recorded $0.03 million and $0.02 million of directors’ fees expense, respectively. For the nine months ended September 30, 2020 and 2019, the Company recorded $0.09 million and $0.07 million of directors’ fees expense, respectively.
The Company will also reimburse each of the above directors for all reasonable and authorized business expenses in accordance with the Company policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and each committee meeting not held concurrently with a board meeting.
The Company does not pay compensation to the directors who also serve in an executive officer capacity for the Company or Terra Income Advisors.

Note 8.   Capital
The Company’s Offering ended on April 20, 2018, at which time the Company had sold 8,878,606 shares of common stock, including shares purchased by Terra Capital Partners and excluding shares sold through the DRIP, in both an initial private placement and from the Offering, for gross proceeds of $103.6 million. On January 17, 2019, the Company sold 6,276 shares of common stock at a price of $9.56 per share to an officer in a private placement. As of September 30, 2020, the Company had 8,342,227 shares of common stock outstanding.
On August 7, 2018, the Board voted to adopt an amended and restated DRIP, which amended the Company’s previous DRIP to provide that the Company now sells shares thereunder at a price equal to its most recently disclosed NAV per share of its common stock immediately prior to the applicable distribution payment date. The terms of the previous DRIP otherwise remain unchanged. In accordance with the terms of the DRIP, the amended and restated DRIP went into effect on September 8, 2018.
Share Repurchase Program
The Company implemented a share repurchase program whereby every quarter the Company offers to repurchase up to 2.5% of the weighed-average number of shares outstanding in the prior calendar year at a price per share equal to the most recently disclosed NAV per share of its common stock immediately prior to the date of repurchase. The purpose of the share repurchase program is to provide stockholders with liquidity, because there is otherwise no public market for the Company’s common stock. In addition, the Board may amend, suspend or terminate the share repurchase program upon 30 days’ notice. On March 25, 2020, the Board unanimously approved the suspension of the operation of the share repurchase program, effective as of April 30, 2020. The share repurchase program will remain suspended until such time as the Board approves its resumption.
In addition, on March 25, 2020, the Board unanimously determined to terminate the Company’s previously announced quarterly tender offer pursuant to the share repurchase program (the “Tender Offer”) to purchase a portion of its issued and outstanding shares of common stock (“Shares”). In determining to terminate the Tender Offer, the Board considered factors related to the impact that the global pandemic of the novel coronavirus that causes the disease known as COVID-19 and the measures taken by governmental agencies and employers in response to COVID-19, including (i) the ongoing disruption to the global economy and financial markets, (ii) the suspension of business and temporary closure of facilities in an attempt to curb the spread of the illness, (iii) the desire to preserve liquidity in the Company, and (iv) the Company’s projected financial condition, liquidity needs, capital needs and operating performance. As a result of this termination, no Shares were purchased in the Tender Offer and all Shares previously tendered and not withdrawn were promptly returned to tendering holders.
For the three months ended March 31, 2020, the Company repurchased 1,600 shares of the Company’s common stock at a price of $9.15 per share, as a result of an adjustment from the Q4 2019 tender offering. There was no common stock repurchased for the three months ended June 30 and September 30, 2020.
The following table provides information with respect to the repurchases of the Company’s common stock for the nine months ended September 30, 2019:
Period	Total Number of Shares Repurchased	Average Price Paid per Share	Maximum Number of Shares Allowed to be Repurchased
Nine Months Ended September 30, 2019:
Three Months Ended March 31, 2019	116,955	$9.47	223,679
Three Months Ended June 30, 2019(1)	357,127	$9.37	223,679
Three Months Ended September 30, 2019(1)	315,872	$9.25	223,679

(1)
Shares validly tendered exceeded the maximum number of shares allowed to be repurchased, however, the Company elected to purchase all shares validly tendered.

Note 9.   Net Increase in Net Assets
Income per share is computed by dividing income available to common stockholders by the weighted average number of shares outstanding during the period. Other potentially dilutive shares, and the related impact to earnings, are considered when calculating earnings per share on a diluted basis. As of September 30, 2020 and December 31, 2019, there were no dilutive shares.
The following information sets forth the computation of the weighted average net increase in net assets per share from operations for the three and nine months ended September 30, 2020 and 2019:
	Three Months Ended September 30,		Nine Months Ended September 30,
Basic	2020	2019	2020	2019
Net increase in net assets resulting from operations	$2,137,128	$1,062,133	$4,119,293	$2,996,375
Weighted average common shares outstanding	8,324,079	8,643,824	8,290,934	8,857,663
Net increase in net assets per share resulting from operations	$0.26	$0.12	$0.50	$0.34
Note 10.   Distributions
Distributions from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which differ from U.S. GAAP.
The following table reflects the Company’s distributions for the nine months ended September 30, 2020 and 2019:
Record Date	Payment Date	Per Share Per Day	Distributions Paid in Cash	Distributions Paid through the DRIP	Total Distributions Paid/Accrued
Nine Months Ended September 30, 2020
January 28, 2020	January 31, 2020	$0.002383	$430,201	$177,853	$608,054
February 25, 2020	February 28, 2020	0.002383	407,142	163,022	570,164
March 26, 2020	March 31, 2020	0.002383	446,503	164,293	610,796
April 27, 2020	April 30, 2020	0.001239	223,554	84,855	308,409
May 26, 2020	May 29, 2020	0.001239	231,182	87,375	318,557
June 25, 2020	June 30, 2020	0.001239	226,467	82,177	308,644
July 28, 2020	July 31, 2020	0.001239	234,745	84,546	319,291
August 26, 2020	August 31, 2020	0.001239	235,402	84,252	319,654
September 25, 2020	September 30, 2020	0.001239	228,063	81,626	309,689
			$2,663,259	$1,009,999	$3,673,258

Record Date	Payment Date	Per Share Per Day	Distributions Paid in Cash	Distributions Paid through the DRIP	Total Distributions Paid/Accrued
Nine Months Ended September 30, 2019
January 20, 2019	January 31, 2019	$0.002389	$463,408	$201,500	$664,908
February 20, 2019	February 28, 2019	0.002389	423,071	179,129	602,200
March 20, 2019	March 29, 2019	0.002389	472,614	195,507	668,121
April 20, 2019	April 30, 2019	0.002389	449,880	189,779	639,659
May 20, 2019	May 31, 2019	0.002389	467,067	196,200	663,267
June 20, 2019	June 28, 2019	0.002389	462,358	180,237	642,595
July 26, 2019	July 29, 2019	0.002389	454,782	184,214	638,996
August 26, 2019	August 27, 2019	0.002389	456,261	184,190	640,451
September 25, 2019	September 26, 2019	0.002389	449,128	171,949	621,077
			$4,098,569	$1,682,705	$5,781,274
Note 11.   Financial Highlights
The following is a schedule of financial highlights for the nine months ended September 30, 2020 and 2019:
	Nine Months Ended September 30,
	2020	2019
Per share data:
Net asset value at beginning of period	$9.16	$9.47
Results of operations(1):
Net investment income	0.47	0.36
Net change in unrealized depreciation on investments	(0.12)	(0.02)
Net realized gain on investments	0.14	—
Net change in unrealized depreciation on obligations under participation(2) agreements	0.01	—
Net increase in net assets resulting from operations	0.50	0.34
Stockholder distributions(3):
Distributions from return of capital	—	(0.32)
Distributions from net investment income	(0.45)	(0.33)
Net decrease in net assets resulting from stockholder distributions	(0.45)	(0.65)
Capital share transactions:
Other(4)	—	(0.01)
Net increase in net assets resulting from capital share transactions	—	(0.01)
Net asset value, end of period	$9.21	$9.15
Shares outstanding at end of period	8,342,227	8,366,302
Total return(5)	5.56%	3.54%
Ratio/Supplemental data:
Net assets, end of period	$76,819,482	$76,582,005
Ratio of net investment income to average net assets(6)	6.97%	5.28%
Ratio of operating expenses to average net assets(6)(7)	7.03%	6.20%
Portfolio turnover	13.78%	18.91%

(1)
The per share data was derived by using the weighted average shares outstanding during the applicable period.

(2)
The impact on net asset value was less than $(0.005) for the nine months ended September 30, 2019.

(3)
The per share data for distributions reflects the actual amount of distributions declared per share during the period.

(4)
The continuous issuance of shares of common stock pursuant to the DRIP and the Company’s repurchases of shares impacted the net asset value per share.

(5)
Total return is calculated assuming a purchase of shares of common stock at the current net asset value on the first day and a sale at the current net asset value on the last day of the periods reported. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the DRIP. The total return does not consider the effect of any selling commissions or charges that may have been incurred in connection with the sale of shares of our common stock.

(6)
These ratios are calculated using annualized net investment income and operating expenses.

(7)
Excluding the reversal of previously accrued incentive fees on capital gains for the nine months ended September 30, 2020 and 2019, the ratio of operating expenses to average net assets was 6.97% and 6.26%, respectively.

Note 12.   Subsequent Events
The management of the Company has evaluated events and transactions through the date the financial statements were issued and has determined that there are no material events that would require adjustment to or disclosure in the Company’s financial statements.

Report of Independent Registered Public Accounting Firm
To the Stockholders and Board of Directors
Terra Income Fund 6, Inc.:
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Terra Income Fund 6, Inc. (the Company), including the schedules of investments, as of December 31, 2019 and 2018, the related statements of operations, changes in net assets, and cash flows for the year ended December 31, 2019, the three-month transition period ended December 31, 2018, and the years ended September 30, 2018 and 2017, and the related notes (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2019 and 2018, and the results of its operations and its cash flows for the year ended December 31, 2019, the three-month transition period ended December 31, 2018, and the years ended September 30, 2018 and 2017, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2019 and 2018, by correspondence with custodian and portfolio companies. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
/s/ KPMG LLP
We have served as the Company’s auditor since 2016.
New York, New York
February 21, 2020

Terra Income Fund 6, Inc.
Statements of Assets and Liabilities
	December 31,
	2019	2018
Assets
Investments, at fair value – non-controlled (amortized cost of $17,938,033 and $23,031,840, respectively)	$18,598,767	$23,571,020
Investment through participation interest, at fair value – non-controlled (amortized cost of $43,026,580 and $55,496,493, respectively) (Note 4)	43,237,452	55,915,765
Total investments	61,836,219	79,486,785
Cash and cash equivalents	17,057,558	6,072,043
Restricted cash	624,141	1,300,021
Interest receivable	529,819	669,404
Prepaid expenses and other assets	58,812	69,133
Total assets	80,106,549	87,597,386
Liabilities
Obligations under participation agreements, at fair value (proceeds of $3,120,888 and $0, respectively) (Note 4)	3,204,263	—
Interest reserve and other deposits held on investments	624,141	1,300,021
Due to Adviser, net	517,404	593,027
Accrued expenses	266,950	375,075
Interest payable from obligations under participation agreements	34,937	—
Distributions payable	—	—
Other liabilities	80,766	290,244
Total liabilities	4,728,461	2,558,367
Net assets	$75,378,088	$85,039,019
Commitments and contingencies (See Note 5)
Components of net assets:
Common stock, $0.001 par value, 450,000,000 shares authorized, and 8,232,636 and 8,975,103 shares issued and outstanding, respectively	$8,233	$8,975
Capital in excess of par	74,872,851	84,566,421
Accumulated distributable net income	497,004	463,623
Net assets	$75,378,088	$85,039,019
Net asset value per share	$9.16	$9.47
See notes to financial statements.

Terra Income Fund 6, Inc.
Statements of Operations
	Year Ended December 31, 2019	Transition Period Ended December 31, 2018	Years Ended September 30,
			2018	2017
Investment income
Interest income	$9,242,765	$2,635,214	$8,649,725	$4,916,169
Prepayment fee income	675,779	—	—	63,960
Other fee income	87,313	14,161	101,371	277,596
Total investment income	10,005,857	2,649,375	8,751,096	5,257,725
Operating expenses
Base management fees	1,594,165	424,550	1,684,442	1,202,568
Incentive fees on capital gains(1)	(32,884)	30,846	39,172	90,459
Operating expense reimbursement to Adviser (Note 4)	897,816	234,191	879,892	530,619
Servicing fees (Note 2, Note 4)	844,429	229,192	922,607	—
Professional fees	1,079,139	516,625	1,451,933	1,071,089
Interest expense from obligations under participation agreements (Note 4)	159,904	58,221	239,783	838,860
Marketing expenses	—	—	327,168	777,058
Amortization of deferred offering costs	—	—	114,132	375,748
Directors’ fees	122,000	34,625	117,875	113,000
Insurance expense	213,837	52,977	212,771	213,870
Interest expense on mortgage loan payable	—	—	—	35,974
General and administrative expenses	115,999	9,828	37,333	114,491
Total operating expenses	4,994,405	1,591,055	6,027,108	5,363,736
Less: Reduction of offering costs	—	—	—	(944,248)
Net operating expenses	4,994,405	1,591,055	6,027,108	4,419,488
Net investment income	5,011,452	1,058,320	2,723,988	838,237
Net change in unrealized appreciation on investments	(86,846)	143,358	205,961	416,920
Net change in unrealized (appreciation) depreciation on obligations under participation agreements	(73,474)	10,871	13,934	27,767
Net increase in net assets resulting from operations	$4,851,132	$1,212,549	$2,943,883	$1,282,924
Per common share data:
Net investment income per share	$0.57	$0.12	$0.31	$0.15
Net increase in net assets resulting from operations per share	$0.56	$0.13	$0.34	$0.23
Weighted average common shares outstanding	8,738,650	8,993,646	8,663,812	5,691,428

(1)
For the year ended December 31, 2019, the Company reversed $32,884 of incentive fees which were previously accrued. Incentive fees on capital gains are based on 20% of net unrealized capital gains. No incentive fees on capital gains are actually payable by the Company with respect to unrealized gains unless and until those gains are realized.

See notes to financial statements.

Terra Income Fund 6, Inc.
Statements of Changes in Net Assets
	Year Ended December 31, 2019	Transition Period Ended December 31, 2018	Years Ended September 30,
			2018	2017
Operations
Net investment income	$5,011,452	$1,058,320	$2,723,988	$838,237
Net change in unrealized appreciation on investments	(86,846)	143,358	205,961	416,920
Net change in unrealized (appreciation) depreciation on obligations under participation agreements	(73,474)	10,871	13,934	27,767
Net increase in net assets resulting from operations	4,851,132	1,212,549	2,943,883	1,282,924
Stockholder distributions
Distributions from return of capital	(2,801,281)	(876,881)	(4,665,786)	(4,631,433)
Distributions from net investment income	(4,817,753)	(1,098,653)	(2,887,713)	(467,761)
Net decrease in net assets resulting from stockholder distributions	(7,619,034)	(1,975,534)	(7,553,499)	(5,099,194)
Capital share transactions
Issuance of common stock	60,000	—	17,262,662	35,108,677
Reinvestment of stockholder distributions	2,213,069	613,297	2,283,295	1,696,283
Selling commissions and dealer manager fees	—	—	(914,494)	(3,324,658)
Reduction of transaction charge payable (Note 4)	—	—	—	3,195,513
Offering costs	(900)	—	—	—
Repurchases of common stock under stock repurchase plan	(9,165,198)	(584,703)	(3,582,730)	—
Net (decrease) increase in net assets resulting from capital share transactions	(6,893,029)	28,594	15,048,733	36,675,815
Net (decrease) increase in net assets	(9,660,931)	(734,391)	10,439,117	32,859,545
Net assets, at beginning of period	85,039,019	85,773,410	75,334,293	42,474,748
Net assets, at end of period	$75,378,088	$85,039,019	$85,773,410	$75,334,293
Accumulated (over-distributed) net investment income	$(301,129)	$(494,829)	$(454,496)	$(404,902)
Capital share activity
Shares outstanding, at beginning of period	8,975,103	8,972,358	7,530,130	4,222,358
Shares issued from subscriptions	6,276	—	1,587,124	3,148,661
Shares issued from reinvestment of stockholder distributions	236,743	63,906	221,864	159,111
Shares repurchased under stock repurchase plan and other	(985,486)	(61,161)	(366,760)	—
Shares outstanding, at end of period	8,232,636	8,975,103	8,972,358	7,530,130
See notes to financial statements.

Terra Income Fund 6, Inc.
Statements of Cash Flows
	Year Ended December 31, 2019	Transition Period Ended December 31, 2018	Years Ended September 30,
			2018	2017
Cash flows from operating activities:
Net increase in net assets resulting from operations	$4,851,132	$1,212,549	$2,943,883	$1,282,924
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Net change in unrealized appreciation on investments	86,846	(143,358)	(205,961)	(416,920)
Net change in unrealized appreciation on obligations under participation agreements	73,474	(10,871)	(13,934)	(27,767)
Amortization of deferred offering costs	—	—	114,132	375,748
Amortization and accretion of investment-related fees, net	(463,910)	(181,033)	(489,380)	(277,558)
Amortization of discount on investments	(8,573)	(2,143)	(8,571)	96,846
Paid-in-kind interest, net	(91,878)	(19,529)	(161,266)	(32,381)
Purchases of investments	(19,385,437)	(16,343,778)	(31,935,831)	(44,777,167)
Repayments of investments	37,523,419	9,616,158	6,179,599	28,508,960
Changes in operating assets and liabilities:
Decrease in deferred offering costs	—	—	—	361,482
Decrease (increase) in interest receivable	139,585	(3,120)	(228,283)	(159,577)
Decrease (increase) in prepaid expenses and other assets	10,321	(21,490)	61,333	165,875
(Decrease) increase in interest reserve and other deposits held on investments	(675,880)	(213,870)	(33,516)	710,973
(Decrease) increase in due to Adviser, net	(75,623)	16,808	(245,840)	(1,166,629)
(Decrease) increase in accrued expenses	(108,125)	(65,034)	194,161	27,588
Decrease in directors’ fees payable	—	—	(5,625)	—
Increase (decrease) in interest payable from obligations under participation agreements	34,937	(16,250)	—	(128,325)
(Decrease) increase in payable for unsettled stock subscriptions	—	—	(226,642)	226,642
(Decrease) increase in other liabilities	(209,478)	17,349	191,396	(119,834)
Net cash provided by (used in) operating activities	21,700,810	(6,157,612)	(23,870,345)	(15,349,120)
Cash flows from financing activities:
Proceeds from obligations under participation agreements	3,120,888	—	—	—
Issuance of common stock	60,000	—	17,262,662	35,108,677
Payments of selling commissions and dealer manager fees	—	—	(995,674)	(2,239,699)
Payments of offering costs	(900)	—	—	—
Payments of stockholder distributions	(5,405,965)	(1,362,237)	(5,270,204)	(3,402,911)
Payments for repurchases of common stock under stock repurchase plan	(9,165,198)	(584,703)	(3,582,730)	—
Repayments of obligations under participation agreements	—	(1,791,000)	—	(12,863,770)
Proceeds from mortgage financing	—	—	—	3,333,333
Repayments of mortgage financing	—	—	—	(3,333,333)
Net cash (used in) provided by financing activities	(11,391,175)	(3,737,940)	7,414,054	16,602,297
Net increase (decrease) in cash, cash equivalents and restricted cash	10,309,635	(9,895,552)	(16,456,291)	1,253,177
Cash, cash equivalents and restricted cash, at beginning of period	7,372,064	17,267,616	33,723,907	32,470,730
Cash, cash equivalents and restricted cash, at end of period (Note 2)	$17,681,699	$7,372,064	$17,267,616	$33,723,907
Supplemental disclosure of cash flow information:
Interest paid on obligations under participation agreements	$115,067	$47,450	$237,250	$748,907
Supplemental non-cash information:
Reinvestment of stockholder distributions	$2,213,069	$613,297	$2,283,295	$1,696,283
See notes to financial statements.

Terra Income Fund 6, Inc.
Schedule of Investments
December 31, 2019
Portfolio Company(1)	Collateral Location	Property Type	Coupon Rate(2)	Current Interest Rate	Exit Fee	Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value(3)	% of Net Assets(4)
Investments — non-controlled
Mezzanine loans:
Hertz Clinton One Mezzanine, LLC	US – MS	Office	12.00%	12.00%	0.00%	3/18/2016	1/1/2025	$2,500,000	$2,457,144	$2,706,405	3.6%
Dwight Mezz II, LLC	US – CA	Student housing	11.00%	11.00%	0.00%	5/11/2017	5/6/2027	3,000,000	3,000,000	3,075,315	4.1%
Stonewall Station Mezz LLC(5)(7)	US – NC	Hotel	Current 12.00% PIK 2.00%	14.00%	1.00%	5/31/2018	5/20/2021	4,308,818	4,310,524	4,348,735	5.7%
LD Milpitas Mezz, LP(5)(6)(8)	US – CA	Hotel	LIBOR + 10.25% (2.75% Floor)	13.00%	1.00%	6/27/2018	6/27/2021	12,483,552	12,480,889	12,817,047	17.0%
									22,248,557	22,947,502	30.4%
Preferred equity investments:
City Gardens 333 LLC(5)(7)	US – CA	Student housing	LIBOR + 9.95% (2.00% Floor)	11.95%	0.00%	4/11/2018	4/1/2021	3,926,961	3,906,762	3,928,089	5.2%
RS JZ Driggs, LLC(5)(7)	US – NY	Multifamily	12.25%	12.25%	1.00%	5/1/2018	5/1/2020	4,100,000	4,127,222	4,138,668	5.5%
Orange Grove Property Investors, LLC(5)(7)	US – CA	Condominium	LIBOR + 8.00% (4.00% Floor)	12.00%	1.00%	5/24/2018	6/1/2021	8,480,000	8,484,231	8,556,332	11.3%
NB Private Capital, LLC(5)(7)	Various	Student housing	LIBOR + 10.50% (3.50% Floor)	14.00%	1.00%	7/27/2018	4/16/2021	3,333,333	3,306,795	3,363,464	4.5%
370 Lex Part Deux, LLC(5)(7)	US – NY	Office	LIBOR + 8.25% (2.44% Floor)	10.69%	0.00%	12/17/2018	1/9/2022	16,922,482	16,871,046	16,882,760	22.4%
									36,696,056	36,869,313	48.9%
First mortgages:
TSG-Parcel 1, LLC(5)(7)	US – CA	Land	LIBOR + 10.00% (2.00% Floor)	12.00%	1.00%	7/10/2015	3/31/2020	2,000,000	2,020,000	2,019,404	2.7%
									2,020,000	2,019,404	2.7%
Total Investments – non-controlled									$60,964,613	$61,836,219	82.0%

(1)
All of the Company’s investments are issued by eligible portfolio companies, as defined in the Investment Company Act of 1940 and the rules promulgated thereunder. All of the Company’s borrowers are in the diversified real estate industry.

See notes to financial statements.

(2)
Some of the Company’s investments provide for coupon rate indexed to the London Interbank Offered Rate (“LIBOR”) and are subject to a LIBOR floor.

(3)
Because there is no readily available market for these investments, these investments are valued using significant unobservable inputs under Level 3 of the fair value hierarchy and are approved in good faith by the Company’s board of directors.

(4)
Percentages are based on net assets of $75.4 million as of December 31, 2019.

(5)
Participation interest is with Terra Property Trust, Inc., a related-party real estate investment trust managed by an affiliate of the Company’s sponsor.

(6)
The loan participations from the Company do not qualify for sale accounting and therefore, these loans remain in the Schedule of Investments. See “Obligations under Participation Agreements” in Note 3 in the accompanying notes to the financial statements.

(7)
The Company acquired these investments through participation agreements. See “Participation Agreements” in Note 4 in the accompanying notes to the financial statements.

(8)
On June 27, 2018, the Company entered into agreement with the borrower to provide funding commitment of up to $17.0 million. As of December 31, 2019, this investment had an unfunded commitment of $4.5 million.

See notes to financial statements.

Terra Income Fund 6, Inc.
Schedule of Investments
December 31, 2018
Portfolio Company(1)	Collateral Location	Property Type	Coupon Rate(2)	Current Interest Rate	Exit Fee	Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value(3)	% of Net Assets(4)
Investments — non-controlled
Mezzanine loans:
Hertz Clinton One Mezzanine, LLC	US – MS	Office	12.00%	12.00%	0.00%	3/18/2016	1/1/2025	$2,500,000	$2,448,572	$2,722,123	3.2%
YIP Santa Maria, LLC	US – CA	Hotel	13.00%	13.00%	1.00%	11/15/2016	12/9/2019	4,500,000	4,518,478	4,544,512	5.3%
140 Schermerhorn Street Mezz, LLC(5)(7)	US – NY	Hotel	12.00%	12.00%	1.00%	11/16/2016	12/1/2019	7,500,000	7,530,018	7,574,247	8.9%
Dwight Mezz II, LLC	US – CA	Student housing	11.00%	11.00%	0.00%	5/11/2017	5/6/2027	3,000,000	3,000,000	3,106,630	3.7%
Residential X Mezz Concord, LLC and Center Associates Mezz, LLC(8)	US – DE	Multi family	12.00%	12.00%	2.00%	8/8/2017	9/5/2020	8,810,000	8,841,641	8,956,203	10.5%
221 W. 17th Street Owner, LLC(9)	US – NY	Condo minium	12.75%	12.75%	1.00%	1/19/2018	3/31/2019	4,200,000	4,223,149	4,241,552	5.0%
Stonewall Station Mezz LLC(5)(7)	US – NC	Hotel	Current 12.00% PIK 2.00%	14.00%	1.00%	5/31/18	5/20/2021	3,761,540	3,734,904	3,792,025	4.5%
LD Milpitas Mezz, LP(5)(6)(10)	US – CA	Hotel	LIBOR + 10.25% (2.75% Floor)	13.00%	1.00%	6/27/2018	6/27/2021	—	—	—	—%
									34,296,762	34,937,292	41.1%
Preferred equity investments:
City Gardens 333 LLC(5)(7)	US – CA	Student housing	LIBOR + 9.95% (2.00% Floor)	12.45%	0.00%	4/11/2018	4/1/2021	2,914,245	2,888,629	2,914,245	3.4%
RS JZ Driggs, LLC(5)(7)	US – NY	Multi family	12.25%	12.25%	1.00%	5/1/2018	5/1/2020	2,020,675	2,000,019	2,037,807	2.4%
Orange Grove Property Investors, LLC(5)(7)	US – CA	Condo minium	LIBOR + 8.00% (4.00% Floor)	12.00%	1.00%	5/24/2018	6/1/2021	6,680,000	6,625,110	6,733,003	7.9%
NB Private Capital, LLC(5)(7)	Various	Student housing	LIBOR + 10.50% (3.50% Floor)	14.00%	1.00%	7/27/2018	7/27/2020	4,250,000	4,212,203	4,284,030	5.1%
370 Lex Part Deux, LLC(5)(7)	US – NY	Office	LIBOR + 8.25% (2.44% Floor)	10.75%	0.00%	12/17/2018	1/9/2022	15,225,000	15,148,875	15,225,000	17.9%
									30,874,836	31,194,085	36.7%
First mortgages:
TSG-Parcel 1, LLC(5)(7)	US – CA	Land	LIBOR + 10.00% (2.00% Floor)	12.50%	1.00%	7/10/2015	12/31/2019	2,000,000	2,020,000	2,019,799	2.4%
OHM Atlanta Owner, LLC(5)(7) (11)	US – GA	Land	LIBOR + 9.00% (3.00% Floor)	12.00%	1.00%	6/20/2017	1/24/2019	11,224,490	11,336,735	11,335,609	13.3%
									13,356,735	13,355,408	15.7%
Total Investments – non-controlled									$78,528,333	$79,486,785	93.5%

(1)
All of the Company’s investments are issued by eligible portfolio companies, as defined in the Investment

See notes to financial statements.

Company Act of 1940 and the rules promulgated thereunder. All of the Company’s borrowers are in the diversified real estate industry.
(2)
Some of the Company’s investments provide for coupon rate indexed to LIBOR and are subject to a LIBOR floor.

(3)
Because there is no readily available market for these investments, these investments are valued using significant unobservable inputs under Level 3 of the fair value hierarchy and are approved in good faith by the Company’s board of directors.

(4)
Percentages are based on net assets of $85.0 million as of December 31, 2018.

(5)
Participation interest is with Terra Property Trust, Inc., a related-party real estate investment trust managed by an affiliate of the Company’s sponsor.

(6)
The loan participations from the Company do not qualify for sale accounting and therefore, these loans remain in the Schedule of Investments. See “Obligations under Participation Agreements” in Note 3 in the accompanying notes to the financial statements.

(7)
The Company acquired these investments through participation agreements. See “Participation Agreements” in Note 4 in the accompanying notes to the financial statements.

(8)
As of December 31, 2018, this investment had an unfunded commitment of $1.2 million.

(9)
This investment was co-invested with Terra Property Trust, Inc.

(10)
On June 27, 2018, the Company entered into agreement with the borrower to provide funding commitment of up to $17.0 million. As of December 31, 2018, none of the commitment has been funded.

(11)
On January 11, 2019, the borrower made a partial repayment of $7.6 million on this investment. In connection with the repayment, the maturity date of the investment was extended to March 5, 2019.

See notes to financial statements.

Terra Income Fund 6, Inc.
Notes to Financial Statements
Note 1. Principal Business and Organization
Terra Income Fund 6, Inc. (the “Company”) was incorporated under the general corporation laws of the State of Maryland on May 15, 2013. On March 2, 2015, the Company filed a public registration statement on Form N-2 with the Securities and Exchange Commission (the “SEC”) to offer a minimum of $2.0 million of common stock and a maximum of $1.0 billion of common stock in a continuous public offering (the “Offering”). The Company formally commenced operations on June 24, 2015, upon raising gross proceeds in excess of $2.0 million (the “Minimum Offering Requirement”) from sales of shares of its common stock in the Offering, including sales to persons who are affiliated with the Company or its adviser, Terra Income Advisors, LLC (“Terra Income Advisors” or the “Adviser”). Since commencing the Offering and through the end of the Offering on April 20, 2018, the Company has sold 8,878,606 shares of common stock, including shares purchased by Terra Capital Partners, LLC (“Terra Capital Partners”), the Company’s sponsor, and excluding shares sold through the distribution reinvestment plan (“DRIP”), in both an initial private placement and from the Offering, for gross proceeds of $103.6 million. The Company has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company is an externally managed, non-diversified, closed-end management investment company that initially elected to be taxed for federal income tax purposes, and qualified annually thereafter, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).
On December 11, 2018, the Company’s board of directors (the “Board”) voted to approve a change in its fiscal year from September 30 to December 31 in connection with its plan to qualify as a real estate investment trust (“REIT”) for U.S. federal income tax purposes under Subchapter M of the Code. The Board delegated to its management the authority to determine when such change in fiscal year would take effect. On December 31, 2018, the Company’s management determined to change its tax election from taxation as a RIC to taxation as a REIT under Subchapter M of the Code. The REIT tax election allows the Company to benefit from the preferential tax treatment afforded to both RICs and REITs, without the Company being subject to RIC-specific diversification restrictions. The Company elected to be taxed as a REIT under the Code commencing with its short taxable year beginning October 1, 2018 and ending December 31, 2018. Concurrent with the change in its tax election, the Company changed its fiscal year from September 30 to December 31 to satisfy the REIT requirement under the Code.
The Company’s investment activities are externally managed by Terra Income Advisors, a private investment firm affiliated with the Company, pursuant to an investment advisory and administrative services agreement (the “Investment Advisory Agreement”), under the oversight of the Company’s Board, a majority of whom are independent directors. Terra Income Advisors is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (see Note 4).
The Company previously retained Terra Capital Markets, LLC (“Terra Capital Markets”), an affiliate of Terra Income Advisors, to serve as the dealer manager of the Offering. As the dealer manager, Terra Capital Markets was responsible for marketing the Company’s shares being offered pursuant to the Offering, which ended on April 20, 2018.
On February 8, 2018, a pooled investment vehicle advised by Axar Capital Management L.P. (“Axar”) entered into an investment agreement with Terra Capital Partners and its affiliates pursuant to which Axar acquired from the respective owners thereof a 65.7% economic and voting interest in Terra Capital Partners and an initial 49% economic interest, but no voting interest, in Terra Income Advisors. On November 30, 2018, Axar purchased the remaining 34.3% economic interest in Terra Capital Partners. On April 25, 2019, the Company held its annual meeting of stockholders, at which time a new Investment Advisory Agreement was approved by the affirmative vote of a majority of the outstanding shares of common stock entitled to vote at the annual meeting. Accordingly, on April 30, 2019, Axar acquired the remaining 51% economic interest and 100% of the voting interest in Terra Income Advisors, and the Company and Terra Income Advisors entered into a new Investment Advisory Agreement. Such new Investment Advisory Agreement has the same economic terms and is in all material respects otherwise on the same terms as the Investment

Advisory Agreement in effect immediately prior to April 30, 2019, except for the date of the agreement. Pursuant to Section 15 of the 1940 Act, the new Investment Advisory Agreement has an initial two year term, but will be required to be renewed annually thereafter at an in-person meeting of the Board.
The Company’s primary investment objectives are to pay attractive and stable cash distributions and to preserve, protect and return capital contributions to stockholders. The Company’s investment strategy is to use substantially all of the proceeds of the Offering to originate and manage a diversified portfolio consisting of (i) commercial real estate loans to U.S. companies qualifying as “eligible portfolio companies” under the 1940 Act, including mezzanine loans, first and second lien mortgage loans, subordinated mortgage loans, bridge loans and other commercial real estate-related loans related to or secured by high quality commercial real estate in the United States and (ii) preferred equity real estate investments in U.S. companies qualifying as “eligible portfolio companies” under the 1940 Act. The Company may also purchase select commercial real estate-related debt securities, such as commercial mortgage-backed securities or collateralized debt obligations. The Company intends to either directly or through an affiliate, structure, underwrite and originate most of its investments, as it believes that doing so will provide it with the best opportunity to invest in loans that satisfy its standards, establish a direct relationship with the borrower and optimize the terms of its investments. The Company may hold its investments until their scheduled maturity dates or may sell them if the Company is able to command favorable terms for their disposition.
Note 2. Summary of Significant Accounting Policies
Basis of Presentation:   The accompanying financial statements have been prepared in accordance with United States generally accepted accounting principles (“U.S. GAAP”). The accompanying financial statements of the Company and related financial information have been prepared pursuant to the requirements for reporting on Form 10-K and Articles 6 or 10 of Regulation S-X. The Company is an investment company, as defined under U.S. GAAP, and applies accounting and reporting guidance in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946, Financial Services — Investment Companies. Certain prior period information has been reclassified to conform to the current period presentation.
Cash and Cash Equivalents:   The Company considers all highly liquid investments, with original maturities of ninety days or less when purchased, as cash equivalents. Cash and cash equivalents held at financial institutions, at times, may exceed the amount insured by the Federal Deposit Insurance Corporation.
Restricted Cash:   Restricted cash represents cash held as additional collateral by the Company on behalf of the borrowers related to the investments for the purpose of such borrowers making interest and property-related operating payments. There is a corresponding liability of the same amount on the statements of assets and liabilities called “Interest reserve and other deposits held on investments.”
The following table provides a reconciliation of cash, cash equivalents and restricted cash in the Company’s statements of assets and liabilities to the total amount shown in its statements of cash flows:
	December 31,		September 30,
	2019	2018	2018	2017
Cash and cash equivalents	$17,057,558	$6,072,043	$15,753,725	$32,176,500
Restricted cash	624,141	1,300,021	1,513,891	1,547,407
Total cash, cash equivalents and restricted cash shown in the statements of cash flows	$17,681,699	$7,372,064	$17,267,616	$33,723,907
Investment Transactions and Investment Income (Expense):   The Company records investment transactions on the trade date. Realized gains or losses on dispositions of investments represent the difference between the amortized cost of the investment, based on the specific identification method, and the proceeds received from the sale or maturity (exclusive of any prepayment penalties). Realized gains and losses and changes in unrealized gains and losses are recognized in the statements of operations. Interest income is accrued based upon the outstanding principal amount and contractual terms of the debt instruments and preferred equity investments. Interest is accrued on a daily basis. Discounts and premiums on investments purchased are accreted or amortized over the expected life of the respective investment using the effective yield method and are included in interest income in the statements of operations. Loan origination fees and exit fees are capitalized and the Company then amortizes such amounts using the effective interest method as interest income over the life of the investment. Income accrual is generally suspended for investments at the earlier of the date at which payments become 90 days past due or when, in the opinion of the Adviser, recovery of income and principal becomes doubtful. Interest is then recorded on the basis of cash received until accrual is resumed when the investment becomes contractually current and performance is demonstrated to be resumed. The amortized cost of investments represents the original cost adjusted for the accretion of discounts on investments and exit fees, and the amortizations of premiums on investments and origination fees. As prepayment(s), partial or full, occurs on an investment, prepayment income is recognized. All other income is recognized when earned.
The Company may hold debt investments in its portfolio that contain paid-in-kind (“PIK”) interest provisions. The PIK interest, which represents contractually deferred interest that is added to the principal balance that is due at maturity, is recorded on the accrual basis.
Participation Interests:   Loan participations from the Company which do not qualify for sale treatment remain on the Company’s statements of assets and liabilities and the proceeds are recorded as obligations under participation agreements. For the investments which participation has been granted, the interest earned on the entire loan balance is recorded within “interest income” and the interest related to the participation interest is recorded within “interest expense from obligations under participation agreements” in the accompanying statements of operations. Interest expense from obligations under participation agreement is reversed when recovery of interest income on the related loan becomes doubtful. See “Obligations under Participation Agreements” in Note 3 for additional information.
Valuation of Investments:   The Company determines the value of its investments on a quarterly basis in accordance with fair value accounting guidance promulgated under U.S. GAAP, which establishes a three-tier hierarchical disclosure framework that prioritizes and ranks the level of market price observability used in measuring investments at fair value. These tiers include:
•
Level 1 — observable inputs, such as quoted prices in active markets. Publicly listed equities and publicly listed derivatives will be included in Level 1.

•
Level 2 — observable inputs such as for similar securities in active markets and quoted prices for identical securities in markets that are not active. In certain cases, debt and equity securities are valued on the basis of prices from an orderly transaction between market participants provided by reputable dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrices, market transactions in comparable investments and various relationships between investments. Investments which are generally expected to be included in this category include corporate bonds and loans, convertible debt indexed to publicly listed securities and certain over-the-counter derivatives.

•
Level 3 — unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions. The inputs into the determination of fair value require significant judgment or estimation.

Market price observability is affected by a number of factors, including the type of investment and the characteristics specific to the investment. Investments with readily available actively quoted prices or for which fair value can be measured from actively quoted prices, generally, will have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires subjective judgment and consideration of factors specific to the investment. The fair values of the Company’s investments are determined in good faith by the Board pursuant to the Company’s valuation policy and consistently applied valuation process. It is expected that the Company’s investments will primarily be classified as Level 3 investments.

Valuation of Obligations under Participation Agreements:   The Company has elected the fair value option under ASC Topic 825, Financial Instruments, relating to accounting for debt obligations at their fair value for obligations under participation agreements which arose due to partial loan sales which did not meet the criteria for sale treatment under ASC Topic 860, Transfers and Servicing. The Company employs the yield approach valuation methodology used for the real-estate related loan investments on its obligations under participation agreements.
Stockholder Dividends and Distributions:   Dividends and distributions to stockholders, which are determined in accordance with federal income tax regulations, are recorded on the record date. The amount to be paid out as a dividend or distribution is approved by the Board. Net realized capital gains, if any, are generally distributed or deemed distributed at least annually. The Company adopted an “opt in” DRIP pursuant to which stockholders may elect to have the full amount of stockholders cash distributions reinvested in additional shares of common stock. Participants in the DRIP are free to elect to participate or terminate participation in the plan within a reasonable time as specified in the plan. For stockholders who have opted in to the DRIP, they have their cash distributions reinvested in additional shares of common stock, rather than receiving the cash distributions. The Company coordinated distribution payment dates so that the same price that was used for the semi-monthly closing date immediately following such distribution payment date used to calculate the purchase price for purchasers under the DRIP. In such case, a stockholder’s reinvested distributions was used to purchase shares at a price equaled to 95% of the price that shares were sold in the offering at the semi-monthly closing immediately following the distribution payment date and such price may represent a premium to net asset value (“NAV”) per share.
On August 7, 2018, the Board, including all of the directors who are not “interested persons” as defined in the 1940 Act, voted to adopt an amended and restated DRIP, which amended the Company’s previous DRIP to provide that the Company now sells shares thereunder at a price equal to its most recently disclosed NAV per share of its common stock immediately prior to the applicable distribution payment date. The terms of the previous DRIP otherwise remain unchanged. In accordance with the terms of the DRIP, the amended and restated DRIP went into effect on September 8, 2018.
Incentive Fee on Capital Gains:   Pursuant to the terms of the Investment Advisory Agreement, the incentive fee on capital gains is determined and payable in arrears as of the end of each fiscal year (or upon termination of the Investment Advisory Agreement). This fee equals 20.0% of the Company’s incentive fee on capital gains, which equals the realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees. On a quarterly basis, the Company accrues (but does not pay) for the capital gains incentive fee by calculating such fee as if it were due and payable as of the end of such period. While the Investment Advisory Agreement neither includes nor contemplates the inclusion of unrealized gains in the calculation of the capital gains incentive fee, pursuant to an interpretation of an American Institute of Certified Public Accountants Technical Practice Aid for investment companies, the Company accrues for this incentive fee to include unrealized gains in the calculation of the capital gains incentive fee expense and related accrued capital gains incentive fee. This accrual reflects the incentive fees that would be payable to Terra Income Advisors if the Company’s entire portfolio were liquidated at its fair value as of the balance sheet date even though Terra Income Advisors is not entitled to an incentive fee with respect to unrealized gains unless and until such gains are actually realized.
Servicing Fee:   The Company pays Terra Capital Markets a servicing fee at an annual rate of 1.125% of the most recently published NAV per share, excluding shares sold through the DRIP, in exchange for providing certain administrative support services (Note 4) to stockholders such as establishing and maintaining stockholder accounts, customer service support and assisting stockholders in changing account options, account designations and account addresses. The servicing fee is recorded as expense on the statements of operations in the period in which it was incurred.
Income Taxes:   The Company initially elected to operate so as to qualify to be taxed as a RIC as defined under Subchapter M of the Code. Generally, a RIC is not required to pay corporate-level federal income tax on income and gains distributed to stockholders, provided that it distributes at least 90.0% of “investment company taxable income,” as defined in the Code, each year and meets specified source-of-income and asset diversification requirements. Dividends paid up to one year after the current tax year can be carried back to the prior tax year for determining the dividends paid in such tax year. For the years ended September 30, 2018 and 2017, the Company distributed sufficient dividends to maintain its qualification to be taxed as a RIC.
On December 31, 2018, the Company announced its intention to change its tax election from taxation as a RIC to taxation as a REIT. The Company elected to be taxed as a REIT under the Code commencing with its short taxable year beginning October 1, 2018 and ending December 31, 2018. In order to qualify as a REIT, the Company is required, among other things, to distribute at least 90% of its REIT net taxable income to the stockholders and meet certain tests regarding the nature of its income and assets. As a REIT, the Company is not subject to U.S. federal income taxes on income and gains distributed to the stockholders as long as certain requirements are satisfied, principally relating to the nature of income and the level of distributions, as well as other factors. If the Company fails to qualify as a REIT in any taxable year and does not qualify for certain statutory relief provisions, the Company will be subject to U.S. federal and state income taxes at regular corporate rates beginning with the year in which it fails to qualify and may be precluded from being able to elect to be treated as a REIT for the Company’s four subsequent taxable years. For the year ended December 31, 2019 and the transition period ended December 31, 2018, the Company satisfied all the requirements for a REIT and accordingly, no provision for federal income taxes has been included in the financial statements.
The Company did not have any uncertain tax positions that met the recognition or measurement criteria under accounting for income taxes, nor did the Company have any unrecognized tax benefits as of the periods presented herein. The Company recognizes interest and penalties, if any, related to unrecognized tax liabilities as income tax expense in its statements of operations. For the year ended December 31, 2019, the transition period ended December 31, 2018 and the years ended September 30, 2018 and 2017, the Company did not incur any interest or penalties. Although the Company files federal and state tax returns, its major tax jurisdiction is federal. The Company’s 2015-2018 federal tax years remain subject to examination by the Internal Revenue Service and the state department of revenue.
Use of Estimates:   The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements, and reported amounts of income, expenses and gains and losses during the reporting period. Actual results could differ from those estimates, and those differences could be material.
The financial statements include investments at fair value of $61.8 million and $79.5 million at December 31, 2019 and 2018, respectively, and obligations under participation agreements at fair value of $3.2 million and zero at December 31, 2019 and 2018, respectively. These fair values have been determined in good faith by the Board. Because of the inherent uncertainty of valuation, the determined values may differ significantly from the values that would have been used had a ready market existed for the investments and obligations under participation agreements, and the differences could be material.
Recent Accounting Pronouncements:   In February 2016, the FASB issued Accounting Standards Update (“ASU”) 2016-02, Leases (Topic 842) (“ASU 2016-02”). ASU 2016-02 outlines a new model for accounting by lessees, whereby their rights and obligations under substantially all leases, existing and new, would be capitalized and recorded on the balance sheet. For lessors, however, the accounting remains largely unchanged from the model under ASC Topic 840 — Leases (“ASC Topic 840”), with the distinction between operating and financing leases retained, but updated to align with certain changes to the lessee model and the new revenue recognition standard. The new standard also replaces the sale-leaseback guidance under ASC Topic 840 with a new model applicable to both lessees and lessors. Additionally, the new standard requires extensive quantitative and qualitative disclosures. ASU 2016-02 was effective for U.S. GAAP public companies for fiscal years beginning after December 15, 2018, including interim periods within those fiscal years. Early application is permitted for all entities. The new standard must be adopted using a modified retrospective transition of the new guidance and provides for certain practical expedients. Transition requires application of the new model at the beginning of the earliest comparative period presented. The Company adopted ASU 2016-02 on January 1, 2019. The adoption of ASU 2016-02 did not have any impact on the Company’s financial statements as the Company does not have any lease arrangements.

In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The objective of ASU 2018-13 is to improve the effectiveness of disclosures in the notes to financial statements by facilitating clear communication of information required by U.S. GAAP. The amendments in ASU 2018-13 added, removed and modified certain fair value measurement disclosure requirements. ASU 2018-13 is effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The amendments on changes in unrealized gains and losses, the range and weighted average of significant unobservable inputs used to develop Level 3 fair value measurements, and the narrative description of measurement uncertainty should be applied prospectively for only the most recent interim or annual period presented in the initial fiscal year of adoption. All other amendments should be applied retrospectively to all periods presented upon their effective date. Early adoption is permitted upon issuance of ASU 2018-13. The Company does not expect the adoption of ASU 2018-13 to have a material impact on its financial statements and disclosures.
In August 2018, the SEC adopted a final rule that eliminates or amends disclosure requirements that have become duplicative, overlapping, or outdated in light of other SEC disclosure requirements, U.S. GAAP, or changes in the information environment (the “Final Rule”). The Final Rule is intended to simplify and update the disclosure of information to investors and reduce compliance burdens for companies, without significantly altering the total mix of information available to investors. Among other items, the Final Rule requires registrants to include in their interim financial statements a reconciliation of changes in net assets or stockholders’ equity in the notes or as a separate statement. The Final Rule was effective for all filings made on or after November 5, 2018; however, the SEC would not object if a filer’s first presentation of the changes in net assets or stockholders’ equity and the balance sheet presentation of distributable earnings were included in its Form 10-Q for the quarter that begins after the effective date of the Final Rule. The Company adopted the Final Rule in the first quarter of fiscal year 2019. The adoption of the Final Rule did not have a material impact on the Company’s financial statements and disclosures.
Note 3. Investments
The following tables show the composition of the investment portfolio, at amortized cost and fair value at December 31, 2019 and 2018, respectively (with corresponding percentage of total portfolio investments):
	December 31, 2019
	Investments at Amortized Cost	Percentage of Amortized Cost	Investments at Fair Value	Percentage of Fair Value
Loans	$17,938,033	29.4%	$18,598,767	30.1%
Loans through participation interest (Note 4)	43,026,580	70.6%	43,237,452	69.9%
Total	$60,964,613	100.0%	$61,836,219	100.0%

	December 31, 2018
	Investments at Amortized Cost	Percentage of Amortized Cost	Investments at Fair Value	Percentage of Fair Value
Loans	$23,031,840	29.3%	$23,571,020	29.7%
Loans through participation interest (Note 4)	55,496,493	70.7%	55,915,765	70.3%
Total	$78,528,333	100.0%	$79,486,785	100.0%
Obligations under Participation Agreements
The Company has elected the fair value option relating to accounting for debt obligations at their fair value for its obligations under participation agreements which arose due to partial loan sales which did not meet the criteria for sale treatment. The Company employs the same yield approach valuation methodology used for the real estate-related loan investments on the Company’s obligations under participation agreements. As of December 31, 2019, obligations under participation agreements at fair value was $3.2 million and the weighted average contractual interest rate on the obligations under participation agreements was 13.0%. As of December 31, 2018, the Company did not have any funded obligations under participation agreements. For the year ended December 31, 2019, the Company transferred $3.1 million of investments to affiliates through participation agreements and did not make any repayments on obligations under participation agreements. For the transition period ended December 31, 2018, the Company did not transfer any investments to affiliates through participation agreements and made $1.8 million of repayments on obligations under participation agreements. For the year ended September 30, 2018, the Company did not transfer any investments to affiliates through participation agreements and did not make any repayments on obligations under participation agreements. For the year ended September 30, 2017, the Company did not transfer any investments to affiliates through participation agreements and made $12.9 million of repayments on obligations under participation agreements, including PIK interest of $0.4 million.
Mortgage Loan Payable
In May 2017, the Company obtained $3.3 million of mortgage financing for a senior loan. The mortgage financing carried interest at an annual rate of LIBOR plus 4.75% and had a maturity date of August 4, 2017. In June 2017, the mortgage financing was repaid in full.
Valuation Methodology
Market quotations are not readily available for the Company’s real estate-related loan investments, all of which are included in Level 3 of the fair value hierarchy, and therefore these investments are valued utilizing a yield approach, i.e. a discounted cash flow methodology to arrive at an estimate of the fair value of each respective investment in the portfolio using an estimated market yield. In following this methodology, investments are evaluated individually, and management takes into account, in determining the risk-adjusted discount rate for each of the Company’s investments, relevant factors, including available current market data on applicable yields of comparable debt/preferred equity instruments; market credit spreads and yield curves; the investment’s yield; covenants of the investment, including prepayment provisions; the portfolio company’s ability to make payments, net operating income and debt service coverage ratio; construction progress reports and construction budget analysis; the nature, quality and realizable value of any collateral (and loan-to-value ratio); the forces that influence the local markets in which the asset (the collateral) is purchased and sold, such as capitalization rates, occupancy rates, rental rates and replacement costs; and the anticipated duration of each real estate-related loan investment.
These valuation techniques are applied in a consistent and verifiable manner to all investments that are categorized within Level 3 of the fair value hierarchy and Terra Income Advisors provides the valuation committee of the Board (which is made up exclusively of independent directors) with portfolio security valuations that are based on this discounted cash flow methodology. Valuations are prepared quarterly, or more frequently as needed, with each asset in the portfolio subject to a valuation prepared by a third-party valuation service at a minimum of once during every 12-month period. The valuation committee reviews the preliminary valuation with Terra Income Advisors and, together with an independent valuation firm, if applicable, responds and supplements the preliminary valuation to reflect any comments provided by the valuation committee. The Board discusses valuations and determines the fair value of each investment in the portfolio in good faith based on various statistical and other factors, including the input and recommendation provided by Terra Income Advisors, the valuation committee and any third-party valuation firm, if applicable.

The following tables present fair value measurements of investments, by major class, as of December 31, 2019 and 2018, according to the fair value hierarchy:
	December 31, 2019
	Fair Value Measurements
	Level 1	Level 2	Level 3	Total
Investments:
Loans	$—	$—	$18,598,767	$18,598,767
Loans through participation interest	—	—	43,237,452	43,237,452
Total Investments	$—	$—	$61,836,219	$61,836,219
Obligations under participation agreements	$—	$—	$3,204,263	$3,204,263

	December 31, 2018
	Fair Value Measurements
	Level 1	Level 2	Level 3	Total
Investments:
Loans	$—	$—	$23,571,020	$23,571,020
Loans through participation interest	—	—	55,915,765	55,915,765
Total Investments	$—	$—	$79,486,785	$79,486,785
Obligations under participation agreements	$—	$—	$—	$—
Changes in Level 3 investments for the year ended December 31, 2019, the transition period ended December 31, 2018 and the years ended September 30, 2018 and 2017 were as follows:
	Year Ended December 31, 2019
	Loans	Loans Through Participation	Total Investments	Obligations under Participation Agreements
Balance as of January 1, 2019	$23,571,020	$55,915,765	$79,486,785	$—
Purchases of investments	12,376,727	7,008,710	19,385,437	—
Repayments of investments	(17,717,701)	(19,805,718)	(37,523,419)	—
Net change in unrealized appreciation on investments	121,556	(208,402)	(86,846)	—
PIK interest income, net	—	91,878	91,878	—
Amortization and accretion of investment-related fees, net	238,592	235,219	473,811	9,901
Amortization of discount and premium on investments, net	8,573	—	8,573	—
Proceeds from obligations under participation agreements	—	—	—	3,120,888
Net change in unrealized appreciation on obligations under participation agreements	—	—	—	73,474
Balance as of December 31, 2019	$18,598,767	$43,237,452	$61,836,219	$3,204,263
Net change in unrealized appreciation or depreciation for the period relating to those Level 3 assets that were still held by the Company at the end of the period:
Net change in unrealized appreciation on investments and obligations under participation agreements	$280,553	$(165,298)	$115,255	$73,474

	Transition Period Ended December 31, 2018
	Loans	Loans Through Participation	Total Investments	Obligations under Participation Agreements
Balance as of October 1, 2018	$29,174,139	$43,246,193	$72,420,332	$1,809,101
Purchases of investments	—	16,343,778	16,343,778	—
Repayments of investments	(5,829,000)	(3,787,158)	(9,616,158)	—
Net change in unrealized appreciation on investments	142,796	562	143,358	—
PIK interest income, net	—	19,529	19,529	—
Amortization and accretion of investment-related fees, net	80,942	92,861	173,803	(7,230)
Amortization of discount and premium on investments, net	2,143	—	2,143	—
Net change in unrealized depreciation on obligations under participation agreements	—	—	—	(10,871)
Repayments of obligations under participation agreements	—	—	—	(1,791,000)
Balance as of December 31, 2018	$23,571,020	$55,915,765	$79,486,785	$—
Net change in unrealized appreciation or depreciation for the period relating to those Level 3 assets that were still held by the Company at the end of the period:
Net change in unrealized appreciation on investments and obligations under participation agreements	$177,828	$31,640	$209,468	$—
	Year Ended September 30, 2018
	Loans	Loans Through Participation	Total Investments	Obligations under Participation Agreements
Balance as of October 1, 2017	$23,675,007	$22,121,382	$45,796,389	$1,820,502
Purchases of investments	8,734,586	23,201,245	31,935,831	—
Repayments of investments	(3,438,847)	(2,740,752)	(6,179,599)	—
Net change in unrealized appreciation on investments	19,166	186,795	205,961	—
PIK interest income, net	—	161,266	161,266	—
Amortization and accretion of investment-related fees, net	175,656	316,257	491,913	2,533
Amortization of discount and premium on investments, net	8,571	—	8,571	—
Net change in unrealized depreciation on obligations under participation agreements	—	—	—	(13,934)
Balance as of September 30, 2018	$29,174,139	$43,246,193	$72,420,332	$1,809,101
Net change in unrealized appreciation or depreciation for the period relating to those Level 3 assets that were still held by the Company at the end of the period:
Net change in unrealized appreciation (depreciation) on investments and obligations under participation agreements	$29,997	$186,795	$216,792	$(13,934)

	Year Ended September 30, 2017
	Loans	Loan Through Participation	Total Investments	Obligations under Participation Agreements
Balance as of October 1, 2016	$26,723,922	$2,022,814	$28,746,736	$14,560,606
Purchases of investments	15,513,417	29,263,750	44,777,167	—
Repayments of investments	(19,120,683)	(9,388,277)	(28,508,960)	—
Net increase in unrealized appreciation on investments	207,821	209,099	416,920	—
PIK interest income, net	188,117	—	188,117	155,736
Amortization and accretion of investment-related fees, net	153,842	119,413	273,255	(4,303)
Amortization of discount on investments	8,571	(105,417)	(96,846)	—
Net change in unrealized depreciation on obligations under participation agreements	—	—	—	(27,767)
Repayments of obligations under participation agreements	—	—	—	(12,863,770)
Balance as of September 30, 2017	$23,675,007	$22,121,382	$45,796,389	$1,820,502
Net change in unrealized appreciation or depreciation for the period relating to those Level 3 assets that were still held by the Company at the end of the period:
Net change in unrealized appreciation (depreciation) on investments and obligations under participation agreements	$207,821	$209,099	$416,920	$(27,767)
Transfers between levels, if any, are recognized at the beginning of the period in which transfers occur. For the year ended December 31, 2019, the transition period ended December 31, 2018 and the years ended September 30, 2018 and 2017, there were no transfers.
Significant Unobservable Inputs
The following table summarizes the significant unobservable inputs used by the Company to value the Level 3 investments as of December 31, 2019 and 2018. The table is not intended to be all-inclusive, but instead identifies the significant unobservable inputs relevant to the determination of fair values.
December 31, 2019
		Primary Valuation Technique	Unobservable Input	Range		Weighted Average
Asset Category	Fair Value			Minimum	Maximum
Assets:
Loans	$18,598,767	Discounted cash flow	Discount rate	10.15%	11.90%	11.45%
Loans through participation interest	43,237,452	Discounted cash flow	Discount rate	11.00%	14.95%	12.15%
Total Level 3 Assets	$61,836,219
Liabilities:
Obligations under participation agreements	$3,204,263	Discounted cash flow	Discount rate	11.90%	11.90%	11.90%

December 31, 2018
		Primary Valuation Technique	Unobservable Input	Range		Weighted Average
Asset Category	Fair Value			Minimum	Maximum
Assets:
Loans	$23,571,020	Discounted cash flow	Discount rate	10.15%	13.00%	11.94%
Loans through participation interest	55,915,765	Discounted cash flow	Discount rate	10.77%	14.00%	12.00%
Total Level 3 Assets	$79,486,785
Liabilities:
Obligations under participation agreements	$—	Discounted cash flow	Discount rate	—	—	—
If the weighted average discount rate used to value the Company’s investments were to increase, the fair value of the Company’s investments would decrease. Conversely, if the weighted average discount rate used to value the Company’s investments were to decrease, the fair value of Company’s investments would increase.
Note 4. Related Party Transactions
The Company entered into various agreements with Terra Income Advisors whereby the Company pays and reimburses Terra Income Advisors for certain fees and expenses. Additionally, the Company paid Terra Capital Markets certain fees in connection with its Offering.
The following table presents a summary of such fees and reimbursements in accordance with the terms of the related agreements:
	Year Ended December 31, 2019	Transition Period Ended December 31, 2018	Years Ended September 30,
			2018	2017
Amounts Included in the Statements of Operations
Base management fees	$1,594,165	$424,550	$1,684,442	$1,202,568
Incentive fees on capital gains(1)	(32,884)	30,846	39,172	90,459
Operating expense reimbursement to Adviser(2)	897,816	234,191	879,892	530,619
Servicing fees(3)	844,429	229,192	922,607	—
Commissions and dealer manager fees incurred
Commissions and dealer manager fees(4)	$—	$—	$914,494	$3,324,658
Reduction of transaction charge payable(5)	$—	$—	$—	$(3,195,513)

(1)
For the year ended December 31, 2019, the Company reversed $32,884 of incentive fees which were previously accrued. Incentive fees on capital gains are based on 20% of net unrealized capital gains. Incentive fees on capital gains are based on 20% of net unrealized capital gains. No incentive fees on capital gains are actually payable by the Company with respect to unrealized gains unless and until those gains are realized.

(2)
Amounts were primarily compensation for time spent supporting the Company’s day-to-day operations.

(3)
As discussed in “Dealer Manager Agreement” below, on September 30, 2017, the Company adopted the servicing plan. The servicing fee is recorded as expense on the statements of operations in the period in which it was incurred. As of both December 31, 2019 and 2018, unpaid servicing fees were $0.1 million and were included in accrued expenses on the statements of assets and liabilities. There were no commissions and dealer manager fees incurred for the year ended December 31, 2019 and the transition period ended December 31, 2018 because the Offering ended on April 20, 2018.

(4)
Of the amounts, $0.7 million and $2.3 million for the years ended September 30, 2018 and 2017, respectively, were re-allowed to selected broker-dealers. Amounts were recorded as reductions to capital in excess of par on the statements of assets and liabilities. There were no commissions and dealer manager fees incurred for the year ended December 31, 2019 and the transition period ended December 31, 2018 because the Offering ended on April 20, 2018.

(5)
As discussed in “Dealer Manager Agreement” below, on September 30, 2017, the Company adopted the servicing plan (the “Servicing Plan”) and the second amended dealer manager agreement (the “Second Amended Dealer Manager Agreement”) to revise the terms of the servicing fee (which was previously referred to as a transaction charge). The servicing fee is recorded as expense on the statements of operations in the period in which it was incurred. In connection with the adoptions of the Servicing Plan and the Second Amended Dealer Manager Agreement, the Company reduced the previously recorded transaction charges by $3.2 million, as reflected on the statements of changes in net assets.

Due to / Due from Adviser
The Company determined that it has the right of offset on the amounts due to and due from Terra Income Advisors under the guidance in ASC Topic 210, Balance Sheet. As such, the net amount is presented as Due to Adviser, net on the statements of assets and liabilities. The following table presents a summary of Due to Adviser, net as of December 31, 2019 and 2018:
	December 31,
	2019	2018
Due to Adviser:
Base management fee and expense reimbursement payable	$365,895	$404,622
Incentive fees on capital gains(1)	155,521	188,405
	521,416	593,027
Due from Adviser:
Reimbursable costs – other operating expense	4,012	—
Due to Adviser, net	$517,404	$593,027

(1)
Incentive fees on capital gains are based on 20% of accumulated net unrealized capital gains of $0.8 million and $1.0 million as of December 31, 2019 and 2018, respectively. No incentive fees on capital gains are actually payable by the Company with respect to unrealized gains unless and until those gains are realized.

Management and Incentive Fee Compensation to Adviser
Pursuant to the Investment Advisory Agreement, Terra Income Advisors is responsible for the Company’s day-to-day operations. Pursuant to the Investment Advisory Agreement, Terra Income Advisors is paid for its services in two components — a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 2.0% of the Company’s average gross assets. The base management fee is payable quarterly in arrears and calculated based on the average value of the Company’s gross assets at the end of the two most recently completed calendar quarters.
The incentive fee consists of two parts. The first part, which is referred to as the subordinated incentive fee on income, is calculated and payable quarterly in arrears based upon the Company’s “pre-incentive fee net investment income” for the immediately preceding quarter. The subordinated incentive fee on income is subject to a quarterly hurdle rate, expressed as a rate of return on adjusted capital at the beginning of the most recently completed calendar quarter, of 2.0% (8.0% annualized), subject to a “catch-up” feature. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income (including any other fees, other than fees for providing managerial assistance, such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies) accrued during the calendar quarter, minus the Company’s operating expenses for the quarter (including the base management fee, expenses reimbursed to Terra Income Advisors under the

Investment Advisory Agreement and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero-coupon securities), accrued income that the Company has not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. The calculation of the subordinated incentive fee on income for each quarter is as follows:
•
No incentive fee is payable to Terra Income Advisors in any calendar quarter in which the Company’s pre-incentive fee net investment income does not exceed the hurdle rate of 2.0% (8.0% annualized);

•
100% of the Company’s pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 2.5% in any calendar quarter (10.0% annualized) is payable to Terra Income Advisors, all or any portion of which may be waived or deferred in Terra Income Advisors’ discretion. This portion of the pre-incentive fee net investment income (which exceeds the hurdle rate but is less than or equal to 2.5%) is referred to as the “catch-up.” The catch-up provision is intended to provide Terra Income Advisors with an incentive fee of 20.0% on all of the Company’s pre-incentive fee net investment income when the Company’s pre-incentive fee net investment income reaches 2.5% in any calendar quarter; and

•
20.0% of the amount of the Company’s pre-incentive fee net investment income, if any, that exceeds 2.5% in any calendar quarter (10.0% annualized) is payable to Terra Income Advisors once the hurdle rate is reached and the catch-up is achieved.

The second part of the incentive fee, which is referred to as the incentive fee on capital gains, is an incentive fee on capital gains earned on liquidated investments from the portfolio and is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement). This fee equals 20.0% of the Company’s incentive fee on capital gains, which equals the realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees. On a quarterly basis, the Company accrues (but does not pay) for the unrealized capital gains incentive fee by calculating such fee as if it were due and payable as of the end of such period.
Operating Expenses
The Company reimburses Terra Income Advisors for operating expenses incurred in connection with administrative services provided to the Company, including compensation to administrative personnel. The Company does not reimburse Terra Income Advisors for personnel costs in connection with services for which Terra Income Advisors receives a separate fee. In addition, the Company does not reimburse Terra Income Advisors for (i) rent or depreciation, capital equipment or other costs of Terra Income Advisors’ own administrative items, or (ii) salaries, fringe benefits, travel expenses and other administrative items incurred or allocated to any controlling person of Terra Income Advisors.
Organization and Offering Expenses
As of the end of the Offering on April 20, 2018, Terra Income Advisors incurred cumulative organization costs of $0.2 million and cumulative offering costs of $3.4 million on behalf of the Company. Offering expenses consist of costs paid by Terra Income Advisors that are directly related to the registration and offering of the Company’s shares, including registration fees, legal fees and printing costs. Organization costs include those expenses paid by Terra Income Advisors for the legal organization, drafting and filing of the Company’s charter and other governance documents and include, but are not limited to, legal, accounting and filing fees.
Upon meeting the Minimum Offering Requirement, Terra Income Advisors is responsible for the payment of the Company’s cumulative organization and offering expenses to the extent such expenses exceed 1.5% of the gross proceeds from the Offering without recourse against or reimbursement by the Company. As a result, Terra Income Advisors paid for all organization and offering expenses in excess of 1.5% of the gross proceeds from the Offering. Based on the gross proceeds from the Offering, the Company was responsible for $1.6 million of the cumulative offering and organization costs incurred by Terra Income Advisors, all of which were reimbursed to Terra Income Advisors. For the year ended December 31, 2019 and the transition period ended December 31, 2018, the Company did not make any reimbursement payments to Terra Income Advisors for offering costs incurred on behalf of the Company because all of the offering costs have been reimbursed. For the years ended September 30, 2018 and 2017, the Company made reimbursement payments of $0.2 million and $1.0 million, respectively, to Terra Income Advisors for offering costs incurred on behalf of the Company.
Dealer Manager Agreement
The Company entered into a dealer manager agreement with Terra Capital Markets, an affiliate of Terra Income Advisors, to serve as the dealer manager of the Offering. Under the terms of the dealer manager agreement, Terra Capital Markets received selling commissions of 3.0% of gross proceeds from the Offering, dealer manager fees of up to 1.5% of the gross proceeds from the Offering, and broker-dealer fees of up to 1.0% of gross proceeds from the Offering for reimbursement of marketing and expenses, in connection with the sale of shares of the Company’s common stock in the Offering, all or a portion of which may be re-allowed to selected broker-dealers.
On September 30, 2017, the Board adopted the Servicing Plan and the Second Amended Dealer Manager Agreement. Pursuant to the Servicing Plan, Terra Capital Markets receives a servicing fee at an annual rate of 1.125% of the most recently published NAV per share of the Company’s common stock, excluding shares sold through the DRIP, in exchange for providing certain administrative support services. With respect to each share sold, the servicing fee will be payable annually on the anniversary of the applicable month of purchase. Terra Capital Markets, in its discretion, may re-allow a portion of such servicing fee to participating dealers for performing certain administrative support services. The Servicing Plan will remain in effect for so long as such continuance is approved quarterly by the Board, including a majority of the directors who are not “interested persons” as defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the Servicing Plan or in any agreements entered into in connection therewith. In addition, the Board will review all payments made pursuant to the Servicing Plan at least quarterly. The Company will no longer incur the annual servicing fee upon the earlier of (i) the aggregate underwriting compensation from all sources, including selling commissions, dealer manager fees, broker-dealer fees, and servicing fees would exceed 10% of the gross proceeds in the Offering, (ii) with respect to a specific share, the date that such share is redeemed or is no longer outstanding, and (iii) the date, if any, upon which a liquidity event occurs. In connection with the adoptions of the Servicing Plan and the Second Amended Dealer Manager Agreement, the Company reduced the previously recorded transaction charges by $3.2 million, as reflected on the statements of changes in net assets.
Expense Support Agreement
On June 30, 2015, the Company entered into an expense support agreement (the “Expense Support Agreement”) with Terra Income Advisors, whereby Terra Income Advisors may pay up to 100% of the Company’s costs and expenses, including all fees payable to Terra Income Advisors pursuant to the Investment Advisory Agreement from inception until the Company and Terra Income Advisors mutually agree otherwise. This payment (the “Expense Support Payment”) for any month shall be paid by Terra Income Advisors to the Company in any combination of cash or other immediately available funds, and/or offsets against amounts due from the Company to Terra Income Advisors. The purpose of the Expense Support Payment is to reduce offering and operating expenses until the Company has achieved economies of scale sufficient to ensure that the Company is able to bear a reasonable level of expense in relation to investment income. Operating expenses subject to the Expense Support Agreement include expenses as defined by U.S. GAAP, including, without limitation, fees payable to Terra Income Advisors and interest on indebtedness for such period, if any.
Pursuant to the terms of the Expense Support Agreement, the Company has agreed to reimburse Terra Income Advisors for each Expense Support Payment within three years after such Expense Support Payment is made by Terra Income Advisors. Reimbursement shall be made as promptly as possible on a date mutually agreed to by the Company and Terra Income Advisors provided that (i) the operating expense ratio, defined as operating expenses excluding organization and offering expenses, base management fee, incentive fee and any interest expense attributable to indebtedness by the Company (“Net Operating Expenses”) expressed as a percentage of the Company’s net assets on the relevant measurement date, as of such Reimbursement Date is equal to or less than the operating expense ratio as of the Expense Support Payment date attributable to such specified Expense Support Payment, (ii) the annualized distribution rate (exclusive of any U.S. GAAP return of capital) as of such Reimbursement Date is equal to or greater than the annualized distribution rate as of the Expense Support Payment date attributable to such specified Expense Support Payment; (iii) such Reimbursement Date is not later than three years following such specified Expense Support Payment date; and (iv) the Expense Support Payment does not cause the Company’s Net Operating Expenses to exceed 1.5% of the Company’s net assets attributable to common shares, after taking such reimbursement into account. Terra Income Advisors is entitled to reimbursement of all previously unreimbursed Expense Support Payments in the event of termination of the Expense Support Agreement.
The following table provides information regarding the expenses that the parties to the agreement determined would be incurred by Terra Income Advisors pursuant to the Expense Support Agreement:
Three months ended	Amount of Expense Reimbursement Payment	Annualized Operating Expense Ratio as of the Date of Expense Reimbursement Payment	Annualized Rate of Distributions Per Share(1)	Reimbursement Eligibility Expiration(2)
June 30, 2015	$515,813	24.53%	8.00%	June 30, 2018
September 30, 2015	1,174,487	66.63%	8.00%	September 30, 2018
December 31, 2015	576,755	15.60%	8.00%	November 30, 2018

(1)
The annualized rate of distributions per share is expressed as a percentage equal to the projected annualized distribution amount as of the date each payment was made (which is calculated by annualizing the regular daily cash distribution per share as of the date each payment was made without compounding), divided by the Company’s public offering price per share as of the date each payment was made.

(2)
As of December 31, 2019, the Company has not reimbursed Terra Income Advisors for any Expense Support Payments because the conditions for reimbursement have not been met. Additionally, as of December 31, 2019, all of the expense reimbursement payments are no longer eligible for reimbursement because the three-year period has elapsed.

Participation Agreements
The Company may enter into participation agreements with related and unrelated parties, primarily other affiliated funds of Terra Income Advisors. The participation agreements provide the Company with the opportunity to invest along the same terms, conditions, price and rights in the specified investment. The purpose of the participation agreements is to allow the Company and an affiliate to originate a specified investment when, individually, the Company does not have the liquidity to do so or to achieve a certain level of portfolio diversification. The Company may transfer portions of its investments to other participants or it may be a participant to an investment held by another entity.
ASC Topic 860, Transfers and Servicing (“ASC 860”), establishes accounting and reporting standards for transfers of financial assets. ASC 860-10 provides consistent standards for distinguishing transfers of financial assets that are sales from transfers that are secured borrowings. The Company has determined that the participation agreements it enters into are accounted for as secured borrowings under ASC Topic 860 (see “Participation Interests” in Note 2 and “Obligations under Participation Agreements” in Note 3).
Participation interest purchased by the Company:   The below tables list the investment interests participated by the Company via participation agreement (each, a “PA”) as of December 31, 2019 and 2018. In accordance with the terms of each PA, each Participant’s rights and obligations, including interest income and other income (e.g., exit fee and prepayment income) and related fees/expenses are based upon its respective pro-rata participation interest in such investments, as specified in the respective PA. The Company’s share of the investment is repayable only from the proceeds received from the related borrower/

issuer of the investment, and therefore the Company is also subject to the credit risk (i.e., risk of default by the underlying borrower/issuer).
Pursuant to each PA, the affiliated fund receives and allocates the interest income and other related investment incomes in respect of the investment to the Company. The Company pays related expenses (i.e., the base management fee) directly to Terra Income Advisors.
	December 31, 2019			December 31, 2018
	Participating Interests	Principal Balance	Fair Value	Participating Interests	Principal Balance	Fair Value
370 Lex Part Deux, LLC(1)	35.0%	$16,922,482	$16,882,760	35.0%	$15,225,000	$15,225,000
Orange Grove Property Investors, LLC(1)	80.0%	8,480,000	8,556,332	80.0%	6,680,000	6,733,003
Stonewall Station Mezz LLC(1)(3)	44.0%	4,308,818	4,348,735	44.0%	3,761,540	3,792,025
RS JZ Driggs, LLC(1)	50.0%	4,100,000	4,138,668	50.0%	2,020,675	2,037,807
City Gardens 333 LLC(1)	14.0%	3,926,961	3,928,089	14.0%	2,914,245	2,914,245
NB Private Capital, LLC(1)	16.7%	3,333,333	3,363,464	16.7%	4,250,000	4,284,030
TSG-Parcel 1, LLC(1)	11.1%	2,000,000	2,019,404	11.1%	2,000,000	2,019,799
OHM Atlanta Owner, LLC(1)(2)	—	—	—	40.8%	11,224,490	11,335,609
140 Schermerhorn Street Mezz LLC(1)(2)	—	—	—	50.0%	7,500,000	7,574,247
Total		$43,071,594	$43,237,452		$55,575,950	$55,915,765

(1)
Participation held in the name of Terra Property Trust, Inc., an affiliated fund managed by a subsidiary of Terra Capital Partners.

(2)
These participations were repaid during the year ended December 31, 2019.

(3)
The principal amount includes PIK interest of $128,818 and $36,940 as of December 31, 2019 and 2018, respectively.

Transfers of participation interests by the Company:   The following table summarizes the investments that were subject to PAs with investment partnerships affiliated with Terra Income Advisors as of December 31, 2019 and 2018:
			December 31, 2019
			Transfers treated as obligations under participation agreements
	Principal	Fair Value	% Transferred	Principal	Fair Value
LD Milpitas Mezz, LP(1)	$12,483,552	$12,817,047	25.0%	$3,120,888	$3,204,263

			December 31, 2018
			Transfers treated as obligations under participation agreements
	Principal	Fair Value	% Transferred	Principal	Fair Value
LD Milpitas Mezz, LP(1)	—	—	25.0%	—	—

(1)
On June 27, 2018, the Company entered into a participation agreement with Terra Property Trust, Inc. to sell a 25% participation interest, or $4.3 million, in a $17.0 million mezzanine loan. As of December 31, 2019, this loan had an unfunded commitment of $4.5 million.

Co-investment
As a BDC, the Company is subject to certain regulatory restrictions in making its investments. For example, the Company may be prohibited under the 1940 Act from knowingly participating in certain transactions with its affiliates without the prior approval of its Board who are not interested persons and, in some cases, prior approval by the SEC. The SEC has granted the Company exemptive relief permitting it, subject to satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions with certain affiliates of Terra Income Advisors, including Terra Secured Income Fund, LLC, Terra Secured Income Fund 2, LLC, Terra Secured Income Fund 3, LLC, Terra Secured Income Fund 4, LLC, Terra Secured Income Fund 5, LLC, Terra Secured Income Fund 5 International, Terra Income Fund International and Terra Secured Income Fund 7, LLC, Terra Property Trust, Inc., Terra Property Trust 2, Inc. and any future BDC or closed-end management investment company that is registered under the 1940 Act and is advised by Terra Income Advisors or its affiliated investment advisers (the “Co-Investment Affiliates”). However, the Company will be prohibited from engaging in certain transactions with its affiliates even under the terms of this exemptive order. The Company believes this relief will not only enhance its ability to further its investment objectives and strategy, but may also increase favorable investment opportunities for the Company, in part by allowing the Company to participate in larger investments, together with its Co-Investment Affiliates, than would be available to the Company if it had not obtained such relief.
In January 2018, the Company and Terra Property Trust, Inc. co-invested in an $8.9 million mezzanine loan that bears interest at an annual fixed rate of 12.75% and matured on March 31, 2019. In March 2019, the maturity date of the loan was extended to July 1, 2019. In June 2019, the maturity of the loan was extended to September 30, 2019. In August 2019, the loan was repaid in full. The Company’s portion of the investment was 47.19%, or $4.2 million and was reflected as investments at fair value on the statements of assets and liabilities. The Company’s rights and obligations under the loan pertained to its portion of the investment only.
Note 5. Commitments and Contingencies
In the ordinary course of business, the Company may enter into future funding commitments, which are subject to the borrower meeting certain performance-related metrics that are monitored by the Company. As of December 31, 2019 and 2018, the Company had $4.5 million and $18.2 million, respectively, of unfunded commitments. The Company expects to maintain sufficient cash on hand to fund such unfunded commitments, including matching these commitments with principal repayments on outstanding loans.
The Company enters into contracts that contain a variety of indemnification provisions. The Company’s maximum exposure under these arrangements is unknown; however, the Company has not had prior claims or losses pursuant to these contracts. Management of Terra Income Advisors has reviewed the Company’s existing contracts and expects the risk of loss to the Company to be remote.
The Company is not currently subject to any material legal proceedings and, to the Company’s knowledge, no material legal proceedings are threatened against the Company. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Company’s rights under contracts with its portfolio companies. While the outcome of any legal proceedings cannot be predicted with certainty, the Company does not expect that any such proceedings will have a material adverse effect upon its financial condition or results of operations.
See Note 4. “Related Party Transactions”, for a discussion of the Company’s commitments to Terra Income Advisors.
Note 6. Income Taxes
On December 11, 2018, the Company’s Board voted to approve a change its tax election from taxation as a RIC to taxation as a REIT under Subchapter M of the Code. The Company elected to be taxed as a REIT under the Code commencing with its short taxable year beginning October 1, 2018 and ending December 31, 2018. Prior to October 1, 2018, the Company elected to operate so as to qualify to be taxed as a RIC under Subchapter M of the Code and, as such, was not subject to federal income tax on the portion of taxable income distributed to stockholders.
In order to qualify as a REIT, the Company is required, among other things, to distribute at least 90% of its REIT net taxable income to the stockholders and meet certain tests regarding the nature of its income and assets. Because federal income tax regulations differ from U.S. GAAP, distributions in accordance with tax regulations may differ from net investment for financial reporting purposes. Differences may be permanent or temporary in nature. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.
Taxable income generally differs from net increase in net assets resulting from operations for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses and generally excludes unrealized appreciation (depreciation) on investments as investment gains and losses are not included in taxable income until they are realized.
The following table reconciles net increase in net assets resulting from operations to taxable income:
	Year Ended December 31, 2019	Transition Period Ended December 31, 2018	Years Ended September 30,
			2018	2017
Net increase in net assets resulting from operations	$4,851,132	$1,212,549	$2,943,883	$1,282,924
Net change in unrealized appreciation on investments	86,846	(143,358)	(205,961)	(416,920)
Net change in unrealized appreciation on obligations under participation agreements	73,474	(10,871)	(13,934)	(27,767)
Amortization of deferred offering costs	—	—	114,132	375,748
Reduction of offering costs	—	—	—	(944,248)
Expense reimbursement from Adviser	—	—	—	—
Incentive fees on capital gains	(32,884)	30,846	39,172	90,459
Other temporary differences(1)	(160,815)	9,487	10,421	107,565
Total taxable income	$4,817,753	$1,098,653	$2,887,713	$467,761

(1)
Other temporary differences primarily related to capitalization and amortization of transaction-related fees.

The following table reflects, for tax purposes, the estimated sources of the cash distributions that the Company has paid on its common stock:
	Year Ended December 31, 2019		Transition Period Ended December 31, 2018		Years Ended September 30,
					2018		2017
Source of Distribution	Distribution Amount(1)%		Distribution Amount(1)%		Distribution Amount(1)%		Distribution Amount(1)%
Return of capital	$2,801,281	36.8%	$876,881	44.4%	$4,665,786	61.8%	$4,631,433	90.8%
Net investment income	4,817,753	63.2%	1,098,653	55.6%	2,887,713	38.2%	467,761	9.2%
Distributions on a tax basis:	$7,619,034	100.0%	$1,975,534	100.0%	$7,553,499	100.0%	$5,099,194	100.0%

(1)
The Distribution Amount and Percentage reflected are estimated figures. The actual source of distributions are calculated in connection with the filing of the Company’s tax return.

The Company makes certain adjustments to the classification of stockholders’ equity as a result of permanent book-to-tax differences, which include disallowed net operating loss carryforwards, amortization of deferred offering expenses and expense reimbursement from Adviser. To the extent these differences are permanent, they are charged or credited to capital in excess of par or accumulated net investment loss, as appropriate.
For the year ended December 31, 2019 and the transition period ended December 31, 2018, there were no permanent differences. For the years ended September 30, 2018 and 2017, permanent difference was related to $0.1 million and $0.6 million of amortization of deferred offering expenses, respectively.
As of December 31, 2019 and 2018, the Company did not have differences between amortized cost basis and tax basis cost of investments.
Note 7. Directors’ Fees
The Company’s directors who do not serve in an executive officer capacity for the Company or Terra Income Advisors are entitled to receive annual cash retainer fees, fees for attending board and committee meetings and annual fees for serving as a committee chairperson. These directors receive an annual fee of $20,000, plus $2,500 for each board meeting attended in person, $1,000 for each board meeting attended via teleconference and $1,000 for each committee meeting attended. In addition, the chairman of the audit committee receives an annual fee of $7,500 and the chairman of each of the nominating and corporate governance and the valuation committees, and any other committee, receives an annual fee of $2,500 for their additional services. For the year ended December 31, 2019, the transition period ended December 31, 2018 and the years ended September 30, 2018 and 2017, the Company recorded $0.1 million, $0.03 million, $0.1 million and $0.1 million of directors’ fees expense, respectively.
The Company will also reimburse each of the above directors for all reasonable and authorized business expenses in accordance with the Company policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and each committee meeting not held concurrently with a board meeting.
The Company does not pay compensation to the directors who also serve in an executive officer capacity for the Company or Terra Income Advisors.
Note 8. Capital
The Company’s Offering ended on April 20, 2018. Since the commencement of the Offering on June 24, 2015 and through the end of the Offering on April 20, 2018, the Company has sold 8,878,606 shares of common stock, including shares purchased by Terra Capital Partners and excluding shares sold through the DRIP, in both an initial private placement and from the Offering, for gross proceeds of $103.6 million. On January 17, 2019, the Company sold 6,276 shares of common stock at a price of $9.56 per share to an officer in a private placement. As of December 31, 2019, the Company had 8,232,636 shares of common stock outstanding.
On August 7, 2018, the Board voted to adopt an amended and restated DRIP, which amended the Company’s previous DRIP to provide that the Company now sells shares thereunder at a price equal to its most recently disclosed NAV per share of its common stock immediately prior to the applicable distribution payment date. The terms of the previous DRIP otherwise remain unchanged. In accordance with the terms of the DRIP, the amended and restated DRIP went into effect on September 8, 2018.
Share Repurchase Program
The Company implemented a share repurchase program whereby every quarter the Company offers to repurchase up to 2.5% of the weighed-average number of shares outstanding in the prior calendar year at a price per share equal to the most recently disclosed NAV per share of its common stock immediately prior to the date of repurchase. The purpose of the share repurchase program is to provide stockholders with liquidity, because there is otherwise no public market for the Company’s common stock. In addition, the Board may amend, suspend or terminate the share repurchase program upon 30 days’ notice.

The following table provides information with respect to repurchases of the Company’s common stock since the program’s inception:
Period	Total Number of Shares Repurchased	Average Price Paid per Share	Maximum Number of Shares Allowed to be Repurchased
Year Ended December 31, 2019:
Three Months Ended March 31, 2019	116,955	$9.47	223,679
Three Months Ended June 30, 2019(1)	357,127	$9.37	223,679
Three Months Ended September 30, 2019(1)	315,872	$9.25	223,679
Three Months Ended December 31, 2019	191,397	$9.15	223,679
Period	Total Number of Shares Repurchased	Average Price Paid per Share	Maximum Number of Shares Allowed to be Repurchased
Transition Period Ended December 31, 2018:
Three Months Ended December 31, 2018	61,161	$9.56	163,674
Period	Total Number of Shares Repurchased	Average Price Paid per Share	Maximum Number of Shares Allowed to be Repurchased
Year Ended September 30, 2018:
Three Months Ended December 31, 2017	65,456	$10.00	111,881
Three Months Ended March 31, 2018	34,980	$9.86	163,674
Three Months Ended June 30, 2018	98,903	$9.75	163,674
Three Months Ended September 30, 2018(1)	167,421	$9.67	163,674

(1)
Shares validly tendered exceeded the maximum number of shares allowed to be repurchased, however, the Company elected to purchase all shares validly tendered.

Note 9. Net Increase in Net Assets
Income per share is computed by dividing income available to common stockholders by the weighted average number of shares outstanding during the period. Other potentially dilutive shares, and the related impact to earnings, are considered when calculating earnings per share on a diluted basis. As of December 31, 2019 and 2018, there were no dilutive shares.
The following information sets forth the computation of the weighted average net increase in net assets per share from operations for the year ended December 31, 2019, transition period ended December 31, 2018 and years ended September 30, 2018 and 2017:
	Year Ended December 31, 2019	Transition Period Ended December 31, 2018	Years Ended September 30,
Basic			2018	2017
Net increase in net assets resulting from operations	$4,851,132	$1,212,549	$2,943,883	$1,282,924
Weighted average common shares outstanding	8,738,650	8,993,646	8,663,812	5,691,428
Net increase in net assets per share resulting from operations	$0.56	$0.13	$0.34	$0.23

Note 10. Distributions
Distributions from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which differ from U.S. GAAP.
The following table reflects the Company’s distributions for the year ended December 31, 2019, the transition period ended December 31, 2018 and the years ended September 30, 2018 and 2017:
Record Date	Payment Date	Per Share Per Day	Distributions Paid in Cash	Distributions Paid through the DRIP	Total Distributions Paid/Accrued
Year Ended December 31, 2019
January 20, 2019	January 31, 2019	$0.002389	$463,408	$201,500	$664,908
February 20, 2019	February 28, 2019	0.002389	423,071	179,129	602,200
March 20, 2019	March 29, 2019	0.002389	472,614	195,507	668,121
April 20, 2019	April 30, 2019	0.002389	449,880	189,779	639,659
May 20, 2019	May 31, 2019	0.002389	467,067	196,200	663,267
June 20, 2019	June 28, 2019	0.002389	462,358	180,237	642,595
July 26, 2019	July 29, 2019	0.002389	454,782	184,214	638,996
August 26, 2019	August 27, 2019	0.002389	456,261	184,190	640,451
September 25, 2019	September 26, 2019	0.002389	449,128	171,949	621,077
October 28, 2019	October 29, 2019	0.002389	440,990	178,613	619,603
November 25, 2019	November 29, 2019	0.002389	427,924	173,070	600,994
December 26, 2019	December 27, 2019	0.002389	438,482	178,681	617,163
			$5,405,965	$2,213,069	$7,619,034

Record Date	Payment Date	Per Share Per Day	Distributions Paid in Cash	Distributions Paid through the DRIP	Total Distributions Paid/Accrued
Transition Period Ended December 31, 2018
October 20, 2018	October 31, 2018	$0.002389	$457,760	$206,734	$664,494
November 20, 2018	November 30, 2018	0.002389	443,634	200,955	644,589
December 20, 2018	December 29, 2018	0.002389	460,843	205,608	666,451
			$1,362,237	$613,297	$1,975,534

Record Date	Payment Date	Per Share Per Day	Distributions Paid in Cash	Distributions Paid through the DRIP	Total Distributions Paid/Accrued
Year Ended September 30, 2018
October 20, 2017	October 31, 2017	$0.002389	$379,643	$182,495	$562,138
November 20, 2017	November 30, 2017	0.002389	383,269	182,003	565,272
December 20, 2017	December 29, 2017	0.002389	406,236	195,247	601,483
January 20, 2018	January 31, 2018	0.002389	409,747	204,116	613,863
February 20, 2018	February 27, 2018	0.002389	377,936	189,792	567,728
March 20, 2018	March 30, 2018	0.002389	450,154	210,657	660,811
April 20, 2018	April 27, 2018	0.002389	443,998	203,856	647,854
May 20, 2018	May 31, 2018	0.002389	464,061	213,512	677,573
June 20, 2018	June 29, 2018	0.002389	514,611	142,098	656,709
July 20, 2018	July 30, 2018	0.002389	525,722	147,067	672,789
August 20, 2018	August 31, 2018	0.002389	460,580	213,263	673,843
September 20, 2018	September 28, 2018	0.002389	454,247	199,189	653,436
			$5,270,204	$2,283,295	$7,553,499

Record Date	Payment Date	Per Share Per Day	Distributions Paid in Cash	Distributions Paid through the DRIP	Total Distributions Paid/Accrued
Year Ended September 30, 2017
October 20, 2016	October 31, 2016	$0.002733	$237,090	$123,938	$361,028
November 20, 2016	November 30, 2016	0.002733	242,959	123,376	366,335
December 20, 2016	December 31, 2016	0.002733	264,315	132,250	396,565
January 20, 2017	January 31, 2017	0.002389	245,151	120,219	365,370
February 20, 2017	February 28, 2017	0.002389	229,907	113,350	343,257
March 20, 2017	March 31, 2017	0.002389	269,633	130,692	400,325
April 20, 2017	April 30, 2017	0.002389	274,065	136,743	410,808
May 20, 2017	May 31, 2017	0.002389	296,817	151,121	447,938
June 20, 2017	June 30, 2017	0.002389	311,708	153,637	465,345
July 20, 2017	July 31, 2017	0.002389	335,112	164,935	500,047
August 20, 2017	August 31, 2017	0.002389	346,753	172,852	519,605
September 20, 2017	September 30, 2017	0.002389	349,401	173,170	522,571
			$3,402,911	$1,696,283	$5,099,194
Note 11. Financial Highlights
The following is a schedule of financial highlights for the year ended December 31, 2019, the transition period ended December 31, 2018, the years ended September 30, 2018, 2017 and 2016 and for the period from June 24, 2015, the date on which the minimum offering requirement of $2,000,000 was met, through September 30, 2015:
	Year Ended December 31, 2019	Transition Period Ended December 31, 2018	Years Ended September 30,			For the period from June 24, 2015 through September 30, 2015
			2018	2017	2016
Per share data:
Net asset value at beginning of period	$9.47	$9.56	$10.00	$10.06	$10.97	$10.97
Results of operations(1):
Net investment income (loss)	0.57	0.12	0.31	0.15	(0.99)	0.05
Net change in unrealized appreciation on investments	(0.01)	0.01	0.03	0.08	0.08	—
Net change in unrealized (appreciation) depreciation on obligations under participation agreements(2)	—	—	—	—	(0.02)	—
Net increase (decrease) in net assets resulting from operations	0.56	0.13	0.34	0.23	(0.93)	0.05
Stockholder distributions(3):
Distributions from return of capital	(0.32)	(0.10)	(0.54)	(0.81)	(1.00)	(0.27)
Distributions from net investment income	(0.55)	(0.12)	(0.33)	(0.08)	—	—
Net decrease in net assets resulting from stockholder distributions	(0.87)	(0.22)	(0.87)	(0.89)	(1.00)	(0.27)
Capital share transactions:
Reduction of transaction charges (Note 4)(4)	—	—	—	0.42	—	—
Other(5)	—	—	0.09	0.18	1.02	0.22
Net increase in net assets resulting from capital share transactions	—	—	0.09	0.60	1.02	0.22
Net asset value, end of period	$9.16	$9.47	$9.56	$10.00	$10.06	$10.97
Shares outstanding at end of period	8,232,636	8,975,103	8,972,358	7,530,130	4,222,358	926,357
Total return(6)	6.15%	5.29%	4.02%	8.10%	(0.26)%	(10.36)%

	Year Ended December 31, 2019	Transition Period Ended December 31, 2018	Years Ended September 30,			For the period from June 24, 2015 through September 30, 2015
			2018	2017	2016
Ratio/Supplemental data:
Net assets, end of period	$75,378,088	$85,039,019	$85,773,410	$75,334,293	$42,474,748	$10,161,072
Ratio of net investment income (loss) to average net assets(7)	6.26%	4.92%	3.26%	1.47%	(9.30)%	1.33%
Ratio of operating expenses to average net assets(7)	6.24%	7.28%	7.21%	7.73%	20.73%	2.81%
Portfolio turnover	28.37%	10.30%	10.22%	33.06%	—%	—%

(1)
The per share data was derived by using the weighted average shares outstanding during the applicable period.

(2)
The impact on net asset value was approximately $0.008 for the year ended December 31, 2019, $0.001 for the transition period ended December 31, 2018, and $0.002 and $0.005 for the year ended September 30, 2018 and 2017, respectively.

(3)
The per share data for distributions reflects the actual amount of distributions declared per share during the period.

(4)
Amount is calculated based on total shares outstanding as of September 30, 2017.

(5)
The continuous issuance of shares of common stock in the Offering as well as pursuant to the DRIP may cause an incremental increase in net asset value per share due to the sale of shares at the then prevailing public offering price and the receipt of net proceeds per share by the Company in excess of the net asset value per share on each subscription closing date. In addition, the timing of the Company’s sales of shares during the year and the repurchases of shares also impacted the net asset value per share.

(6)
Total return is calculated assuming a purchase of shares of common stock at the current net asset value on the first day and a sale at the current net asset value on the last day of the periods reported. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the DRIP. The total return does not consider the effect of any selling commissions or charges that may have been incurred in connection with the sale of shares of our common stock. For the transition period ended December 31, 2018, the total return was annualized.

(7)
For the year ended September 30, 2017, excluding the reduction of offering costs, the ratios of net investment loss and operating expenses to average net assets are (0.19)% and 9.38%, respectively. For the year ended September 30, 2016 and the period ended September 30, 2015, excluding the expense support and conditional reimbursement, the ratio of net investment loss to average net assets was (11.49)% and (13.82)%, respectively, and the ratio of operating expenses to average net assets were 22.91% and 77.96%, respectively.

Note 12. Condensed Statement of Operations for the Year Ended December 31, 2018 (Unaudited)
The condensed statement of operations for the year ended December 31, 2018 are as follows:
Year Ended December 31, 2018
(Unaudited)
Total investment income	$9,576,584
Base management fees	1,716,429
Operating expense reimbursement to Adviser	907,405
Servicing fees	944,744
Incentive fees on capital gains	73,407
All other expenses	2,485,681
Total operating expenses	6,127,666
Net investment income	3,448,918
Net change in unrealized appreciation on investments and obligations under participation agreements	383,459
Net increase in net assets resulting from operations	$3,832,377
Per common share data:
Net investment income	$0.39
Net increase in net assets resulting from operations	$0.43
Distributions declared	$0.87
Weighted average common shares outstanding	8,947,175
Note 13. Selected Quarterly Financial Data
	Three Months Ended
	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Total investment income	$3,028,982	$2,322,049	$2,237,536	$2,417,290
Total operating expenses	1,235,949	1,167,685	1,262,791	1,327,980
Net investment income	1,793,033	1,154,364	974,745	1,089,310
Net change in unrealized appreciation on investments	127,814	(88,082)	(8,666)	(117,912)
Net change unrealized depreciation (appreciation) on obligations under participation agreements	(66,090)	(4,149)	(3,235)	—
Net increase in net assets resulting from operations	$1,854,757	$1,062,133	$962,844	$971,398
Net investment income per share	$0.21	$0.13	$0.11	$0.12
Net increase in net assets resulting from operations per share	$0.22	$0.12	$0.11	$0.11
Net asset value per share at period end	$9.16	$9.15	$9.25	$9.37

	Transition Period Ended December 31, 2018	Three Months Ended
		September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017
		(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Total investment income	$2,649,375	$2,592,764	$2,304,383	$2,030,062	$1,823,887
Total operating expenses	1,591,055	1,564,173	1,501,494	1,470,944	1,490,497
Net investment income	1,058,320	1,028,591	802,889	559,118	333,390
Net change in unrealized appreciation (depreciation) on investments	143,358	(37,536)	314,310	(47,844)	(22,969)
Net change unrealized depreciation (appreciation) on obligations under participation agreements	10,871	740	91	(531)	13,634
Net increase in net assets resulting from operations	$1,212,549	$991,795	$1,117,290	$510,743	$324,055
Net investment income per share	$0.12	$0.11	$0.09	$0.07	$0.04
Net increase in net assets resulting from operations per share	$0.13	$0.11	$0.12	$0.06	$0.04
Net asset value per share at period end	$9.47	$9.56	$9.67	$9.75	$9.86
Note 14. Subsequent Events
The management of the Company has evaluated events and transactions through the date the financial statements were issued and has determined that there are no other events that would require adjustment to or disclosure in the Company’s financial statements.

$
% Notes due 20

PRELIMINARY PROSPECTUS

Ladenburg Thalmann
                 , 2021

PART C
Other Information
Item 25.   Financial Statements and Exhibits
(1)
Financial Statements

The following financial statements of Terra Income Fund 6, Inc. are included in Part A of this Registration Statement:
Page
Terra Income Fund 6, Inc. Financial Statements for the three and nine months ended September 30, 2020
Statements of Assets and Liabilities as of September 30, 2020 (unaudited) and December 31, 2019	F-2
Statements of Operations for the three and nine months ended September 30, 2020 and 2019 (unaudited)	F-3
Statements of Changes in Net Assets for the three and nine months ended September 30, 2020 and 2019 (unaudited)	F-4
Statements of Cash Flows for the nine months ended September 30, 2020 and 2019 (unaudited)	F-5
Schedules of Investments as of September 30, 2020 (unaudited) and December 31, 2019	F-6
Notes to Financial Statements as of September 30, 2020 (unaudited)	F-10
Terra Income Fund 6, Inc. Financial Statements for the fiscal year ended December 31, 2019, the transition period ended December 31, 2018, and the years ended September 30, 2018 and 2017
Report of Independent Registered Public Accounting Firm	F-29
Statements of Assets and Liabilities as of December 31, 2019 and 2018	F-30
Statements of Operations for the year ended December 31, 2019, the transition period ended December 31, 2018 and the years ended September 30, 2018 and 2017	F-31
Statements of Changes in Net Assets for the year ended December 31, 2019, the transition period ended December 31, 2018 and the years ended September 30, 2018 and 2017	F-32
Statements of Cash Flows for the year ended December 31, 2019, the transition period ended December 31, 2018 and the years ended September 30, 2018 and 2017	F-33
Schedule of Investments as of December 31, 2019 and 2018	F-34
Notes to Financial Statements	F-38

(2)
Exhibits

Exhibit	Description
(a)(1)	Articles of Amendment and Restatement of Terra Income Fund 6, Inc. (incorporated by reference to Exhibit (a) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-202399) filed with the SEC on May 12, 2015).
(a)(2)	Articles of Amendment to the Articles of Amendment and Restatement of Terra Income Fund 6, Inc. (incorporated by reference to Exhibit 3.1 to the Current Report on Form 8-K filed with the SEC on May 1, 2019).
(b)	Amended and Restated Bylaws of Terra Income Fund 6, Inc. (incorporated by reference to Exhibit (b) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-202399) filed with the SEC on May 12, 2015).
(c)	Not applicable.
(d)(1)	Form of Subscription Agreement (incorporated by reference to Appendix A to the Final Prospectus dated February 2, 2018, filed with the SEC on February 2, 2018).
(d)(2)*	Form of Indenture between Terra Income Fund 6, Inc. and U.S. Bank National Association, as Trustee.
(d)(3)*	Form of First Supplemental Indenture between Terra Income Fund 6, Inc. and U.S. Bank National Association, as Trustee.
(d)(4)*	Form of note (incorporated by reference to Exhibit (d)(3) hereto, and Exhibit A therein)
(d)(5)*	Statement of Eligibility of Trustee on Form T-1.
(e)	Amended and Restated Distribution Reinvestment Plan (incorporated by reference to Exhibit 4.2 to the Annual Report on Form 10-K filed with the SEC on November 16, 2018).
(f)	Not applicable.
(g)(1)	Investment Advisory and Administrative Services Agreement, dated as of April 30, 2019, by and between Terra Income Fund 6, Inc. and Terra Income Advisors, LLC (Incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed with the SEC on May 1, 2019).
(h)*	Form of Underwriting Agreement for the notes
(i)	Not applicable.
(j)	Custody Agreement dated as of June 1, 2015 by and between Terra Income Fund 6, Inc. and U.S. Bank National Association (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed with the SEC on June 4, 2015).
(k)	Expense Support Agreement by and between Terra Income Fund 6, Inc. and Terra Advisors, LLC (incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K filed with the SEC on July 2, 2015)
(l)*	Opinion of Alston & Bird LLP
(m)	Not applicable.
(n)(1)	Consent of Alston & Bird LLP (incorporated by reference to Exhibit (l) hereto)
(n)(2)*	Consent of KPMG LLP
(n)(3)*	Report of Independent Registered Public Accounting Firm regarding “Senior Securities” table contained herein of Terra Income Fund 6, Inc.
(o)	Not applicable.
(p)	Not applicable.
(q)	Not applicable.
(r)	Code of Ethics (incorporated by reference to Exhibit (r) to the Registrant’s Registration Statement on Form N-2 (File No. 333-202399) filed with the SEC on March 2, 2015).

*
Previously filed.

Item 26.   Marketing Arrangements
The information contained under the heading “Underwriting” in this Registration Statement is incorporated herein by reference.
Item 27.   Other Expenses of Issuance and Distribution
SEC registration fee	$3,137
FINRA filing fee	$5,000
New York Stock Exchange listing fee	$28,125
Printing expenses	$20,000
Accounting fees and expenses	$175,000
Legal fees and expenses	$375,000
Miscellaneous fees and expenses	$10,000
Total	$616,262
The amounts set forth above, except for the SEC and FINRA fees, are in each case estimated. All of the expenses set forth above shall be borne by the Registrant.
Item 28.   Persons Controlled by or Under Common Control
Not applicable.
Item 29.   Number of Holders of Securities
The following table sets forth the approximate number of record holders of the Registrant’s securities as of January 29, 2021:
Title of Class	Number of Record Holders
Common stock, par value $0.001 per share	2,094
Item 30.   Indemnification
Limitation on Liability
The Registrant’s charter limits the personal liability of the Registrant’s directors and officers to the corporation or its stockholders for monetary damages. Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from:
(i)
actual receipt of an improper benefit or profit in money, property or services; or

(ii)
active and deliberate dishonesty established by a final judgment and which is material to the cause of action.

The Registrant’s charter contains a provision which limits directors’ and officers’ liability, subject to the limitations of Maryland law, the requirements of the 1940 Act and the additional limitations described below. In addition, the Registrant has obtained director’s and officer’s liability insurance.
Indemnification
Under the MGCL, a Maryland corporation is required (unless its charter provides otherwise, which the Registrant’s charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made or threatened to be made a party by reason of his or her service in that capacity against reasonable expenses incurred in the proceeding. In addition, a Maryland corporation may indemnify its directors, officers and certain other parties against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or threatened to be made a party by reason of their service in those or other capacities, unless it is established that (i) the act or omission of the indemnified party was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty; (ii) the indemnified party actually received an improper personal benefit in money, property or services; or (iii) in the case of any criminal proceeding, the indemnified party had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to its directors, officers and certain other parties upon the corporation’s receipt of (i) a written affirmation by the party of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (ii) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.
The Registrant’s charter obligates the Registrant, subject to the limitations of Maryland law, the requirements of the 1940 Act and the additional limitations described below, to indemnify (i) any present or former director or officer, (ii) any individual who, while a director or officer and at the Registrant’s request, serves or has served another corporation, real estate investment trust, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner, member, manager or trustee or (iii) Terra Income Advisors or any of its affiliates acting as an agent for the Registrant, from and against any claim or liability to which the person or entity may become subject or may incur by reason of their service in that capacity, and to pay or reimburse their reasonable expenses as incurred in advance of final disposition of a proceeding.
Notwithstanding the foregoing, the Registrant’s charter prohibits the Registrant from holding harmless a director, Terra Income Advisors or any of its affiliates for any loss or liability suffered by the Registrant or indemnifying such person for any loss or liability suffered by him, her or it unless all of the following conditions are met:
(i)
the party seeking indemnification has determined, in good faith, that the course of conduct which caused the loss or liability was in the Registrant’s best interest;

(ii)
that the party seeking indemnification was acting on behalf of or performing services for the Registrant;

(iii)
the liability or loss of the party seeking indemnification was not the result of the indemnitee’s negligence or misconduct, in the case that the party seeking indemnification is Terra Income Advisors, any of its affiliates or any officer of the Registrant, Terra Income Advisors or an affiliate of Terra Income Advisors, and gross negligence or willful misconduct in the case that the party seeking indemnification is a director of the Registrant (and not also an officer of the Registrant, Terra Income Advisors or an affiliate of Terra Income Advisors); and

(iv)
such indemnification or agreement to hold harmless is recoverable only out of the Registrant’s net assets and not from the Registrant’s stockholders.

Furthermore, under the Registrant’s charter, any director, Terra Income Advisors or any of its affiliates, shall not be indemnified for any losses, liabilities or expenses arising from or out of an alleged violation of federal or state securities laws unless one or more of the following conditions are met:
(i)
there has been a successful adjudication on the merits of each count involving alleged material securities law violations as to the particular indemnitee;

(ii)
such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular indemnitee; or

(iii)
a court of competent jurisdiction approves a settlement of the claims against a particular indemnitee and finds that indemnification of the settlement and related costs should be made, and the court of law considering the request for indemnification has been advised of the position of the SEC and the published position of any state securities regulatory authority in which securities of the Registrant were offered or sold as to indemnification for violations of securities laws.
Under the Registrant’s charter, the advancement of company funds to a director, Terra Income Advisors or any of its affiliates for legal expenses and other costs, as incurred, as a result of any legal action for which the indemnification is being sought is permissible only if all the following conditions are satisfied:
(i)
the legal action relates to acts or omissions with respect to the performance of duties or services on behalf of the Registrant;

(ii)
the indemnitee provides the Registrant with written affirmation of such indemnitee’s good faith belief that the standard of conduct necessary for indemnification has been met;

(iii)
the legal action is initiated by a third party who is not a stockholder, or the legal action is initiated by a stockholder and a court of competent jurisdiction specifically approves of such advancement; and

(iv)
the indemnitee or its affiliates undertake to repay the advanced funds to the Registrant, together with the applicable legal rate of interest thereon, in cases in which such indemnitee is found not to be entitled to indemnification.

Indemnification may reduce the legal remedies available to the Registrant and the Registrant’s stockholders against the indemnified individuals. The aforementioned charter provisions do not reduce the exposure of directors and officers to liability under federal or state securities laws, nor do they limit a stockholder’s ability to obtain injunctive relief or other equitable remedies for a violation of a director’s or an officer’s duties to the Registrant or the Registrant’s stockholders, although the equitable remedies may not be an effective remedy in some circumstances.
Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.
Item 31.   Business and Other Connections of Investment Adviser
A description of any other business, profession, vocation or employment of a substantial nature in which Terra Income Advisors and each manager or executive officer of Terra Income Advisors, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the sections entitled “Management — Board of Directors and Executive Officers,” “Portfolio Management” and “Investment Advisory and Administrative Services Agreement.” Additional information regarding Terra Income Advisors and its officers and managers is set forth in its Form ADV, as filed with the SEC, (SEC File No. 801-85178) and is incorporated herein by reference.
Item 32.   Location of Accounts and Records
All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules thereunder, are maintained at the offices of:
(1)
the Registrant, Terra Income Fund 6, Inc., 550 Fifth Avenue, 6th Floor, New York, NY 10036;

(2)
the Transfer Agent, DST Systems, Inc., 333 West 11th Street, Kansas City, MO 64105;

(3)
the Custodian, U.S. Bank National Association, 425 Walnut Street, Cincinnati, OH 45202;

(4)
the adviser, Terra Income Advisors, LLC, 550 Fifth Avenue, 6th Floor, New York, NY 10036; and

(5)
the administrator, Terra Income Advisors, LLC, 550 Fifth Avenue, 6th Floor, New York, NY 10036.

Item 33.   Management Services
Not applicable.
Item 34.   Undertakings
(1)
Registrant undertakes to suspend the offering of shares until the prospectus is amended if (i) subsequent to the effective date of this registration statement, the Registrant’s NAV declines more than 10% from the Registrant’s NAV as of the effective date of this registration statement or (ii) the Registrant’s NAV increases to an amount greater than the Registrant’s net proceeds as stated in the prospectus;

(2)
Not applicable.

(3)
If the securities being registered are to be offered to existing stockholders pursuant to warrants or rights, and any securities not taken by stockholders are to be reoffered to the public, the Registrant undertakes to supplement the prospectus, after the expiration of the subscription period, to set forth the results of the subscription offer, the transactions by underwriters during the subscription period, the amount of unsubscribed securities to be purchased by underwriters, and the terms of any subsequent reoffering thereof. If any public offering by the underwriters of the securities being registered is to be made on terms differing from those set forth on the cover page of the prospectus, the Registrant undertakes to file a post-effective amendment to set forth the terms of such offering.

(4)
The Registrant undertakes:

a.
to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

i.
to include any prospectus required by Section 10(a)(3) of the Securities Act;

ii.
to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

iii.
to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

b.
that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

c.
to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

d.
that, for the purpose of determining liability under the Securities Act to any purchaser, if the Registrant is subject to Rule 430C: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness; provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use; and
e.
that for the purpose of determining liability of the undersigned Registrant under the Securities Act to any purchaser in the initial distribution of securities, the undersigned Registrant undertakes that in a primary offering of securities of the Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

i.
any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act;

ii.
the portion of any advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

iii.
any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

(5)
The Registrant undertakes that:

a.
For the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

b.
For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(6)
Not applicable.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Pre-Effective Amendment No. 2 to the Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on January 29, 2021.
TERRA INCOME FUND 6, INC.
By:
/s/ Vikram S. Uppal

Name:
Vikram S. Uppal

Title:
Chairman of the Board, Chief Executive Officer and President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Pre-Effective Amendment No. 2 to the Registration Statement on Form N-2 has been signed below by the following persons in the capacities and on the dates indicated:
Signature	Title	Date
/s/ Vikram S. Uppal Vikram S. Uppal	Chairman of the Board, Chief Executive Officer and President (Principal Executive Officer)	January 29, 2021
/s/ Gregory M. Pinkus Gregory M. Pinkus	Chief Operating Officer, Chief Financial Officer, Treasurer and Secretary (Principal Financial and Accounting Officer)	January 29, 2021
* Jeffrey M. Altman	Director	January 29, 2021
* Spencer E. Goldenberg	Director	January 29, 2021
* Robert E. Marks	Director	January 29, 2021
*By: /s/ Gregory M. Pinkus Gregory M. Pinkus Attorney-in-Fact